[GRAPHIC]
--------------------------------------------------------------------------------

                                     [LOGO]
                                  MAINSTAY(R)
                                 INSTITUTIONAL
                                   FUNDS INC.





                                      1998

                                   SEMIANNUAL

                                     REPORT


                             Unaudited June 30, 1998



--------------------------------------------------------------------------------

Performance Highlights--Total Returns*

6 Months Ended June 30, 1998

                                                                                                            ------------------------
                                                                                                               SEC Average Annual
                                                                                                                 Total Returns
                                                                                                              as of June 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               Since
                                                                                                                              Incep-
   Funds                                       1991      1992    1993     1994    1995     1996     1997    1 Year   5 Year    tion
------------------------------------------------------------------------------------------------------------------------------------

Equity Funds
------------------------------------------------------------------------------------------------------------------------------------
EAFE Index (Instl. Class)+                    10.10%   -12.22%  28.97%    6.83%   9.03%    6.45%    0.40%    4.41%    9.01%    8.08%
-----------------------------------------------------------------------------------------------------------------------------------
EAFE Index (Serv. Class)++                    10.10    -12.22   28.97     6.83    8.63     6.37     0.08     4.13     8.82     7.95
-----------------------------------------------------------------------------------------------------------------------------------
Growth Equity (Instl. Class)+                 67.00     5.63     9.59    -2.23   37.88    21.62    24.73    31.46    21.72    22.98
-----------------------------------------------------------------------------------------------------------------------------------
Growth Equity (Serv. Class)++                 67.00     5.63     9.59    -2.23   37.50    21.29    24.50    31.21    21.51    22.84
-----------------------------------------------------------------------------------------------------------------------------------
Indexed Equity (Instl. Class)+                29.80     7.19     9.41     0.90   36.88    22.57    32.88    29.67    22.59    20.40
-----------------------------------------------------------------------------------------------------------------------------------
Indexed Equity (Serv. Class)++                29.80     7.19     9.41     0.90   36.70    22.21    32.60    29.31    22.39    20.27
-----------------------------------------------------------------------------------------------------------------------------------
International Equity (Instl. Class)(S)          N/A    -5.37    25.03     8.36    7.17    12.09     5.44    10.70    11.08    11.55
-----------------------------------------------------------------------------------------------------------------------------------
International Equity (Serv. Class)(S)           N/A    -5.37    25.03     8.36    6.86    11.59     4.88    10.08    10.78    11.30
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Asset (Instl. Class)+                   17.90     7.09     8.79    -0.86   26.81    16.16    26.69    23.44    16.90    15.20
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Asset (Serv. Class)++                   17.90     7.09     8.79    -0.86   26.70    15.89    26.30    23.02    16.71    15.08
-----------------------------------------------------------------------------------------------------------------------------------
Value Equity (Instl. Class)+                  36.60    20.71    14.90     1.22   29.42    22.41    22.63    14.64    16.97    19.77
-----------------------------------------------------------------------------------------------------------------------------------
Value Equity (Serv. Class)++                  36.60    20.71    14.90     1.22   29.32    22.10    22.28    14.36    16.80    19.65
-----------------------------------------------------------------------------------------------------------------------------------

Income Funds
-----------------------------------------------------------------------------------------------------------------------------------
Bond (Instl. Class)+                          14.00%    6.39%    9.74%   -3.31%  17.88%    2.80%    8.57%    9.59%    6.28%    7.81%
-----------------------------------------------------------------------------------------------------------------------------------
Bond (Serv. Class)++                          14.00     6.39     9.74    -3.31   17.55     2.62     8.21     9.35     6.10     7.68
-----------------------------------------------------------------------------------------------------------------------------------
Indexed Bond (Instl. Class)+                  14.70     7.09     9.64    -3.44   18.07     2.55     9.01    10.04     6.28     7.99
-----------------------------------------------------------------------------------------------------------------------------------
Indexed Bond (Serv. Class)++                  14.70     7.09     9.64    -3.44   17.97     2.34     8.75     9.68     6.13     7.89
-----------------------------------------------------------------------------------------------------------------------------------
International Bond (Instl. Class)(S)          18.73     7.68    14.56     3.11   18.46    14.32     2.62     5.23     9.06     9.62
-----------------------------------------------------------------------------------------------------------------------------------
International Bond (Serv. Class)(S)           18.73     7.68    14.56     3.11   18.26    14.08     2.27     4.97     8.88     9.52
-----------------------------------------------------------------------------------------------------------------------------------
Money Market|| (Instl. Class)+                 5.95     3.66     2.89     3.88    5.63     5.11     5.27     5.34     4.79     4.66
-----------------------------------------------------------------------------------------------------------------------------------
Money Market|| (Serv. Class)++                 5.95     3.66     2.89     3.88    5.46     4.85     5.01     5.08     4.63     4.55
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond (Instl. Class)+               11.30     5.94     5.67     0.11   10.27     4.81     6.13     6.16     5.18     6.22
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond (Serv. Class)++               11.30     5.94     5.67     0.11   10.07     4.46     5.98     5.90     5.00     6.10
-----------------------------------------------------------------------------------------------------------------------------------

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ The inception date of these Institutional Class shares and the date such shares were first offered to the public is 1/2/91.

++ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Funds' inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

(S) The inception date of the International Equity Fund and International Bond Fund shares and the date such shares were first offered to the public is 1/1/95. The inception dates of the International Equity Fund and International Bond Fund's predecessor separate accounts (Separate Accounts) are 7/31/92 and 1/31/90, respectively. Performance figures include the historical performance of the respective Separate Account for the period prior to the Fund's commencement of operations on January 1, 1995. MacKay-Shields Financial Corporation, the Funds' investment sub-adviser, served as investment adviser to the Separate Accounts, and the investment objectives, policies, restrictions, guidelines, and management style of the Separate Accounts were substantially similar to those of the respective Funds. Performance figures for the period prior to January 1, 1995 have been calculated using the Separate Accounts' expense structures, which generally was higher than the expense structure of the Funds. The Separate Accounts were not registered under the Investment Company Act of 1940 ("1940 Act") and therefore were not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Accounts had been registered under the 1940 Act, the Separate Accounts' performance may have been adversely affected.

|| The Money Market Fund-Institutional Class had an effective 7-day yield of 5.30% with a current 7-day yield of 5.17%, both as of 6/30/98. The Money Market Fund-Service Class had an effective 7-day yield of 5.04% with a current 7-day yield of 4.92%, both as of 6/30/98. These yields reflect certain expense limitations. Had these expenses not been limited, the effective 7-day yield and the current 7-day yield would have been 5.18% and 5.06%, respectively, for the Institutional Class and 4.92% and 4.81%, respectively, for the Service Class. These expense limitations are voluntary and may be terminated or revised at any time.

     Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     Performance figures (through 1993 for the Value Equity Fund and Growth Equity Fund and 1996 for the Multi-Asset Fund) reflect certain fee waivers and/or expense limitations. As a result, total return figures, which take into account these fee waivers and/or expense limitations may have been lower had they not been in effect. The fee waivers and expense limitations are voluntary and may be terminated at any time. Please read the prospectuses carefully before you invest or send money.

     The Funds currently offer two Classes of shares. Investors should consider, when deciding whether to purchase a particular Class of shares, the services desired and other relevant factors.

     See prospectuses for more detailed information. The Funds' prospectuses contain more information about advisory fees, other expenses and share classes. Please read them carefully before you invest or send money.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

     Foreign investing may be subject to greater risks than domestic investing. These may include securities markets that are less efficient, less liquid and more volatile than those in the United States, as well as foreign currency fluctuations and different governmental regulatory concerns.

--------------------------------------------------------------------------------



     TABLE OF CONTENTS

     Chairman's Letter  2


     PORTFOLIO MANAGERS' INTERVIEWS & COMMENTS
     &
     FINANCIAL STATEMENTS


     EQUITY FUNDS
     EAFE Index Fund  3
     Growth Equity Fund  20
     Indexed Equity Fund  32
     International Equity Fund  48
     Multi-Asset Fund  64
     Value Equity Fund  82

     INCOME FUNDS
     Bond Fund  94
     Indexed Bond Fund  106
     International Bond Fund  118
     Money Market Fund  130
     Short-Term Bond Fund  140

     Note 1 Organization and Business  150
     Note 2 Significant Accounting Policies  151
     Note 3 Fees and Related Party Policies  155
     Note 4 Federal Income Tax  157
     Note 5 Financial Investments  158
     Note 6 Portfolio Securities Loaned  159
     Note 7 Line of Credit  159
     Note 8 Purchases and Sales of Securities  160
     Note 9 Capital Share Transactions  160


--------------------------------------------------------------------------------

CHAIRMAN'S LETTER

================================================================================

REPORT TO SHAREHOLDERS FOR THE SIX MONTHS
ENDED JUNE 30, 1998


The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds generally performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period, presenting investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and probably can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

Coping with volatility

One aspect of investing that concerns many investors is volatility--or rapid changes in the price of securities over short periods of time. While the level of volatility investors experience may vary across asset classes and market sectors, no investor is entirely immune to changes in prices, yields, or total returns.

Diversification is viewed as a way to help spread risk and may help investors reduce their exposure to volatile market sectors. Even in periods of extreme volatility, maintaining steady diversification guidelines and a long-term focus can help investors avoid shifting assets too often, possibly missing as many opportunities as they may gain.

Improved support

MainStay Institutional Funds is pleased to report that our Marketing Directors are now located in our corporate headquarters. This move gives them greater access to our portfolio managers, more support from our corporate offices, and a more fluid exchange of ideas on how to better assist you, our institutional clients.

This semiannual report explains the performance and holdings of your MainStay Institutional Fund(s), with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by endeavoring to provide the information, selection, and service you need to make sound investment decisions.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998


================================================================================
* The "S&P 500(R)" is a registered trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

PORTFOLIO MANAGEMENT DiSCUSSION AND ANALYSIS

EAFE INDEX FUND

================================================================================

================================================================================
               MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o During the first half of 1998, a bull market reigned in Europe while a bear market continued to persist in Asian and Pacific Rim countries.

o European markets continued to surge upward, fueled by low inflation, low interest rates, and continued economic growth, with returns in excess of 40% (in U.S. dollar terms) in countries such as Spain, Belgium, and France.

o Asian and Pacific Rim countries continued to suffer from ongoing fears of currency devaluations, political unrest, and economic weakness.

o U.S. stock market returns remained impressive in the first half of 1998 with the large-cap S&P 500 Index* and the broader Wilshire 5000+ returning 17.71% and 14.68%, respectively.


================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o One-year total returns of 4.41% and 4.13% for Institutional Class and Service Class shares, respectively, as of 6/30/98.

o Both share classes slightly underperformed the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East ("EAFE") Index,++ which returned 15.93% for the six-month period ended 6/30/98.

o    Both share classes also slightly underperformed the average
     Lipper(S) international fund, which returned 15.50% during the first six months of 1998.


During the first half of 1998, global markets showed widely divergent performance, with Europe dominated by a bull market, while a bear market reigned in Asia and the Pacific Rim. European markets were fueled by strong macroeconomic factors such as low inflation, low interest rates, and increasing growth. The market responded favorably to the perception of many investors that Europe was embracing greater market efficiences and that corporations were seeking to increase the value of their shares through mergers and strategic alliances, share repurchases, cost cutting, and other means.









================================================================================

* The "S&P 500(R)" is a registered trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ An unmanaged market-value weighted index of 5000 common stocks traded in the United States, considered to be the broadest general measure of U.S. equity performance.

++ The Morgan Stanley Capital International Europe, Australia, Far East (Free) Index--The EAFE Index--is an unmanaged index generally considered to be representative of the international stock market.

(S) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.



--------------------------------------------------------------------------------
Bull market/bear market A bull market occurs when security prices are rising, a bear market occurs when security prices decline.

Mergers and acquisitions A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.
--------------------------------------------------------------------------------

================================================================================

The Asian and Pacific Rim countries continued to be held back in the first half of the year by lingering effects of currency devaluations and other economic setbacks in the last half of 1997. Increasing political unrest, as seen in Indonesia, seemed to have a negative impact on many other markets in the region. Lack of confidence in the progress of the Japanese economy continues to weigh heavily on the minds of many investors as they consider the prospects for Asia in general.

Given this backdrop, how did the MainStay Institutional EAFE Index Fund fare in the first half of 1998?

For the six months ended 6/30/98, the MainStay Institutional EAFE Index Fund returned 15.43% and 15.29% for Institutional Class and Service Class shares, respectively. Both share classes slightly underperformed the MSCI EAFE Index, which returned 15.93% for the first half of 1998. Both share classes also ranked in the top 50% of their Lipper category, with the average Lipper international fund returning 15.50% for the first half of 1998.

Why did the Fund slightly underperform the MSCI EAFE Index?

The MainStay Institutional EAFE Index Fund is designed to replicate the risk and return profiles of the MSCI EAFE Index by holding a subset of the benchmark's securities. The Fund holds a basket of stocks within each EAFE country, which are weighted in such a manner as to closely mirror the overall weight, risk, and return profiles of each individual country in the Index. The Fund does not seek to make any regional, country, or industry evaluations. Rather, it seeks to generate Index-like returns within an acceptable range of tracking error. During the reporting period, most of the baskets owned by the Fund performed closely in line with their target markets. However, the Fund carries fees and expenses that the Index does not, and as a result the Fund slightly underperformed the Index.

During the reporting period, which countries contributed most positively to the Fund's performance?

The Index was led by Spain, Belgium, France, and Germany, which returned 43%, 42%, 40%, and 38%, respectively, in U.S. dollar terms. With the approach of European Monetary Union, we believe the stock markets in these countries have been strengthened by concerted efforts to improve economic stability and keep interest rates low. At the same time, there were ongoing efforts by corporations to make acquisitions and strategic alliances across national borders. We believe these factors have helped the stock markets in these countries, and may improve their competitive standing as Europe becomes a more homogeneous marketplace with fewer boundaries and trade barriers.

Which countries provided the worst performance?

Countries in Asia and the Pacific Rim were by far the weakest performers. Singapore, Malaysia, Hong Kong, and New Zealand were the worst markets, returning -28%, -23%, -20%, and -15%, respectively, in U.S. dollar terms. Uncertainty over currencies, political unrest in these countries, and decreasing demand for manufactured products caused these and other Pacific markets to experience continued difficulties. We believe these general concerns were heightened when Japan announced that it was in recession.


--------------------------------------------------------------------------------
Devaluation Lowering the value of a country's currency relative to gold and/or the currencies of other nations. Devaluation may also result from a rise in the value of other currencies relative to the currency of a particular country.

Weighting The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a country when that portion of the portfolio is greater than the country's total equities relative to the international equity markets as a whole.

Local currency/U.S. dollar terms Returns expressed in local currency terms show what an investor using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.

European Monetary Union A proposed system that would allow participating European countries to operate with a common currency or monetary unit.
--------------------------------------------------------------------------------

================================================================================

What is your outlook for the second half of 1998 and beyond?

Given the nature of an index fund, we do not seek to make specific market predictions or emphasize any particular region or country in the Fund's investment portfolio. However, we believe the continued divergence between the European and Asian markets may demonstrate that the world is not behaving as one global market. We would anticipate this to hold true in the relatively near term, which we believe shows the potential value of global diversification as an effective means of controlling overall portfolio variation and risk.

How long do you believe this market divergence will continue?

We are not economic forecasters. Instead, we seek to track the markets wherever they may move. From our vantage point, European markets may continue to show signs of strength, and we believe that European Monetary Union, which will begin in early 1999, may help solidify the progress many European companies have already made. The introduction of a uniform currency across Europe may have far-reaching effects, but we believe many of these are already being priced into European stocks.

At the same time, we do not know how the world will react if there is continued weakness in Asia. It may be that investors will take a greater interest in Asian markets, believing that the troubles have been fully discounted. Alternatively, investors may continue to shy away from Asian markets until Japan shows signs of strengthening its economy and currency, and other markets appear to be recovering from the setbacks they have recently encountered.

Whatever happens, the Fund will continue to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the MSCI EAFE Index.

James A. Mehling, CFA
Portfolio Manager


Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.



================================================================================
   Past performance is no guarantee of future results.

                                   [GRAPHIC]

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                       EAFE INDEX FUND VS MSCI EAFE INDEX

                           INSTITUTIONAL CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

          EAFE Index   MSCI EAFE
 1/2/91        10,000        10,000
     91        11,010        11,249
     92         9,665         9,916
     93        12,464        13,183
     94        13,315        14,246
     95        14,518        15,891
     96        15,453        16,591
     97        15,515        16,887
6/30/98        17,909        19,576

                  $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      EAFE INDEX FUND VS MSCI EAFE INDEX

                             SERVICE CLASS SHARES

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

              EAFE Index  MSCI EAFE
 1/2/91            10000      10000
     91            11010      11249
     92             9665       9916
     93            12464      13183
     94            13315      14246
     95            14465      15891
     96            15385      16591
     97            15397      16887
6/30/98            17752      19576


o EAFE Index Fund  -- MSCI EAFE Index
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 1/2/91.


                                           Total Return*                SEC Average Annual Total Return*
PERFORMANCE                            as of June 30, 1998                    as of June 30, 1998
-------------------------------------------------------------------------------------------------------------
                                           Year to Date             One Year     Five Year    Since Inception
-------------------------------------------------------------------------------------------------------------
EAFE Index Fund Institutional Class           15.43%                  4.41%         9.01%          8.08%
EAFE Index Fund Service Class+                15.29%                  4.13%         8.82%          7.95%
Average Lipper International Fund             15.50%                  8.19%        12.22%         11.32%
MSCI EAFE Index                               15.93%                  6.10%        10.03%          9.37%


YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           Institutional Class Shares

                                              Total Return
            Year end                               %*
            --------                          ------------
              1991                               10.10
              1992                              -12.22
              1993                               28.97
              1994                                6.83
              1995                                9.03
              1996                                6.45
              1997                                0.40
              1998 (as of 6/30/98)               15.43


================================================================================

PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1998)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Common Stocks                                                           96.42%
Cash & Equivalents                                                       2.65%++
Other                                                                    0.93%


================================================================================

TOP 10 HOLDINGS
(% of net assets as of June 30, 1998)
--------------------------------------------------------------------------------
 1. Royal Dutch Petroleum Co.                                              1.83%
 2. Glaxo Wellcome PLC                                                     1.61%
 3. Nippon Telegraph & Telephone Corp.                                     1.46%
 4. British Petroleum Co. PLC                                              1.46%
 5. Toyota Motor Corp.                                                     1.42%
 6. Novartis S.A. Registered                                               1.41%
 7. British Telecommunications PLC                                         1.23%
 8. Lloyds TSB Group PLC                                                   1.20%
 9. UBS AG Registered                                                      1.19%
10. Nestle S.A. Registered                                                 1.19%


================================================================================

TOP 10 COUNTRIEs
(% of net assets as of June 30, 1998)
--------------------------------------------------------------------------------
 1. United Kingdom                                                        21.55%
 2. Japan                                                                 20.14%
 3. Germany                                                               11.00%
 4. France                                                                 9.47%
 5. Switzerland                                                            7.76%
 6. Netherlands                                                            5.58%
 7. Italy                                                                  4.50%
 8. Spain                                                                  3.26%
 9. Sweden                                                                 3.20%
10. Australia                                                              2.32%


================================================================================
* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

     Unlike other funds which generally seek to "beat" the market, index funds seek to track their respective indices.

++   Adjusted for liabilities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

COMMON STOCKS (96.4%)+

                                                            SHARES     VALUE

                      ---------------------------------------------------------
AUSTRALIA (2.1%)
Boral, Ltd. (building materials & components).............    9,600 $    18,013
Broken Hill Proprietary Co., Ltd.
 (energy sources).........................................   22,984     194,277
Coles Myer, Ltd. (merchandising)..........................   14,858      57,966
National Australia Bank, Ltd.
 (banking)................................................   13,390     176,614
News Corp., Ltd.
 (broadcasting & publishing)..............................   22,950     187,311
Pacific Dunlop, Ltd.
 (multi-industry).........................................    8,700      14,061
Pioneer International, Ltd. (building materials &
 components)..............................................   25,231      60,153
Rio Tinto, Ltd.
 (metals-nonferrous)......................................    8,677     103,165
Smith (Howard), Ltd.
 (multi-industry).........................................    6,441      37,891
Star City Holdings, Ltd.
 (leisure & tourism) (a)..................................   37,214      21,662
Telstra Corp., Ltd.
 (telecommunications).....................................   53,600     137,414
Westpac Banking Corp., Ltd.
 (banking)................................................   22,071     134,624
WMC, Ltd. (metals-nonferrous).............................   19,846      59,727
                                                                    -----------
                                                                      1,202,878
                                                                    -----------
AUSTRIA (0.4%)
Bank Austria AG (banking).................................    1,039      84,509
EA-Generali AG (insurance)................................      311      91,348
Flughafen Wien AG
 (transportation-airlines)................................    1,094      52,465
                                                                    -----------
                                                                        228,322
                                                                    -----------
BELGIUM (1.6%)
Electrabel, S.A.
 (utilities-electrical & gas).............................      809     229,373
Fortis AG (insurance).....................................    1,145     292,327
Generale de Banque, S.A.
 (banking)................................................      300     222,722
PetroFina, S.A. (energy sources)..........................      477     195,812
                                                                    -----------
                                                                        940,234
                                                                    -----------
DENMARK (0.9%)
Dampskibsselskabet AF 1912 Class B (transportation-
 shipping)................................................       10      85,793
Dampskibsselskabet Svendborg AS Class B (transportation-
 shipping)................................................       10     122,146
Den Danske Bank (banking).................................      889     106,649
FLS Industries AS Class B
 (machinery & engineering)................................      435      11,069
Novo Nordisk AS Class B
 (health & personal care).................................      965     133,026
Tele Danmark AS Class B
 (telecommunications).....................................    1,000      95,972
                                                                    -----------
                                                                        554,655
                                                                    -----------

--------
+Percentages indicated are based on Fund net assets.

                                                             SHARES     VALUE

                      ----------------------------------------------------------
FINLAND (1.0%)
Kesko
 (food & household products)..............................     3,900 $    61,488
Kone Corp. Class B
 (transportation-shipping)................................       174      24,420
Metra AB PLC Class B
 (machinery & engineering)................................     2,139      70,176
Nokia AB Class A (electronic components & instruments)....     5,662     416,408
Pohjola Insurance Group Class B
 (insurance)..............................................       629      31,298
                                                                     -----------
                                                                         603,790
                                                                     -----------
FRANCE (9.5%)
Alcatel Alsthom, S.A.
 (electrical & electronics)...............................     1,414     287,897
AXA-UAP, S.A. (insurance).................................     3,990     448,757
Cap Gemini, S.A.
 (business & public services).............................     1,289     202,538
Carrefour, S.A.
 (food & household products)..............................       454     287,222
Compagnie de Saint Gobain, S.A. (miscellaneous-materials &
 components)..............................................     1,343     249,007
Compagnie Generale de Geophysique, S.A. (energy equipment
 & service) (a)...........................................       175      25,674
Elf Aquitaine, S.A. (energy sources)......................     1,089     153,100
Etablissements Economiques du Casino Guichard-Perrachon,
 S.A. (merchandising).....................................     1,809     144,456
France Telecom, S.A.
 (telecommunications).....................................     8,236     568,044
Groupe Danone, S.A.
 (food & household products)..............................       905     249,525
L'Air Liquide, S.A. (chemicals)...........................     1,722     284,877
L'Oreal, S.A.
 (health & personal care).................................       937     521,190
LVMH (Moet Hennessy Louis Vuitton), S.A.
 (beverages & tobacco)....................................       980     196,129
Michelin (CGDE), S.A. Class B
 (industrial components)..................................     2,173     125,434
Paribas, S.A. (banking)...................................     2,899     310,229
PSA Peugeot, S.A. (automobiles)...........................       628     135,031
Sanofi, S.A.
 (health & personal care).................................     1,554     182,747
Schneider, S.A.
 (electrical & electronics)...............................     2,418     192,807
Societe Generale, S.A. Class A
 (banking)................................................     1,140     237,012
Total, S.A. Class B
 (oil/gas-exploration)....................................     2,330     302,906
Vivendi, S.A.
 (business & public services).............................     1,974     421,505
                                                                     -----------
                                                                       5,526,087
                                                                     -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

COMMON STOCKS (Continued)

                                                            SHARES     VALUE

                      ---------------------------------------------------------
GERMANY (10.3%)
AGIV-AG fuer Industrie und Verkehrswesen
 (multi-industry) (a).....................................      904 $    24,841
Allianz AG Registered (insurance).........................    1,906     628,282
BASF AG (chemicals).......................................    5,234     247,921
Bayer AG (chemicals)......................................    6,417     330,976
Bayerische Hypotheken-und Wechsel-Bank AG (banking).......    1,707     108,187
Bayerische Vereinsbank AG (banking).......................    2,557     217,447
Beiersdorf AG
 (health & personal care).................................    1,546      98,411
Daimler-Benz AG (automobiles).............................    4,758     466,565
Daimler-Benz AG Rights (automobiles) (a)..................    4,758       5,272
Deutsche Bank AG (banking)................................    5,100     431,867
Deutsche Telekom AG (telecommunications)..................   20,778     560,592
Dresdner Bank AG (banking)................................    3,950     212,924
Heidelberger Zement AG (building materials & components)..    1,215     115,103
Hochtief AG
 (construction & housing).................................    1,636      78,400
Mannesmann AG
 (machinery & engineering)................................    3,100     314,459
Metro AG (merchandising)..................................    2,650     160,759
Metro AG Rights
 (merchandising) (a)......................................    2,650          71
Muenchener Rueckversicherungs-Gesellschaft AG Registered
 (insurance)..............................................      658     326,260
RWE AG (utilities-electrical & gas).......................    3,389     200,895
SAP AG (data processing & reproduction)...................      550     333,650
Siemens AG
 (electrical & electronics)...............................    5,458     332,010
STRABAG AG
 (construction & housing) (a).............................      216      18,686
VEBA AG
 (utilities-electrical & gas).............................    4,829     329,061
Viag AG (multi-industry)..................................      294     198,711
Volkswagen AG (automobiles)...............................      300     288,360
                                                                    -----------
                                                                      6,029,710
                                                                    -----------
HONG KONG (1.7%)
Cathay Pacific Airways, Ltd. (transportation-airlines)....   22,409      15,763
Chinese Estates Holdings, Ltd. (multi-industry)...........   68,854      11,994
CLP Holdings, Ltd.
 (utilities-electrical & gas).............................   20,432      93,082
Hang Lung Development Co.
 (multi-industry).........................................   44,946      44,663
Hang Seng Bank, Ltd. (banking)............................   16,730      94,570
Hong Kong & China Gas Co., Ltd. (utilities-electrical &
 gas).....................................................   39,548      44,915

                                                             SHARES     VALUE

                      ----------------------------------------------------------
HONG KONG (Continued)
Hong Kong Telecommunications, Ltd. (telecommunications)...    95,258 $   178,875
Hopewell Holdings, Ltd. (construction & housing)..........    93,531      10,017
Hutchison Whampoa, Ltd.
 (multi-industry).........................................    37,381     197,312
Miramar Hotel & Investment, Ltd. (leisure & tourism)......    36,028      31,618
New World Development Co., Ltd. (multi-industry)..........    31,772      61,504
Shangri-La Asia, Ltd.
 (multi-industry).........................................    67,464      43,535
Sun Hung Kai Properties, Ltd. (construction & housing)....    28,000     118,885
Swire Pacific, Ltd. Class A
 (multi-industry).........................................    16,385      61,852
                                                                     -----------
                                                                       1,008,585
                                                                     -----------
IRELAND (0.5%)
Allied Irish Banks PLC (banking)..........................    16,000     230,984
Irish Life PLC (insurance)................................     6,900      63,521
                                                                     -----------
                                                                         294,505
                                                                     -----------
ITALY (4.5%)
Banca Commerciale Italiana S.p.A. (banking)...............    35,820     214,207
Bulgari S.p.A. (recreation & other consumer goods)........     5,548      29,089
Cementir S.p.A. (building materials & components).........    31,373      35,652
Credito Italiano S.p.A. (banking).........................    40,119     210,011
Ente Nazionale Idrocarburi S.p.A. (energy sources)........    66,248     434,189
Fiat S.p.A. (automobiles).................................    28,566     125,028
Istituto Mobiliare Italiano S.p.A. (banking)..............    12,235     192,726
Istituto Nazionale delle Assicurazioni S.p.A. (insurance).    59,698     169,602
Magneti Marelli S.p.A. (automobiles)                             889       1,951
Mediaset S.p.A.
 (broadcasting & publishing)..............................    14,500      92,545
Mediobanca S.p.A.
 (financial services).....................................     8,523     108,123
Montedison S.p.A. (multi-industry)........................    75,868      94,114
Pirelli S.p.A.
 (industrial components)..................................    35,468     110,742
Snia BPD S.p.A. (multi-industry)..........................    42,373      51,966
Telecom Italia S.p.A. (telecommunications)................    40,920     301,224
Telecom Italia Mobile S.p.A. (telecommunications).........    74,196     453,723
                                                                     -----------
                                                                       2,624,892
                                                                     -----------
JAPAN (20.1%)
Acom Co., Ltd. (financial services).......................       500      23,742
Ajinomoto Co., Inc.
 (food & household products)..............................     4,567      39,982

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                            SHARES     VALUE

                      ---------------------------------------------------------
JAPAN (Continued)
Arabian Oil Co., Ltd.
 (energy sources).........................................      987 $    14,330
Asahi Bank, Ltd. (banking)................................   21,986      96,635
Asahi Breweries, Ltd.
 (beverages & tobacco)....................................    4,098      51,673
Asahi Chemical Industry Co., Ltd. (chemicals).............   18,649      67,187
Asahi Glass Co., Ltd. (miscellaneous-materials &
 components)..............................................   17,000      91,868
Ashikaga Bank, Ltd. (banking).............................   18,043      22,491
Bank of Tokyo-Mitsubishi, Ltd. (banking) (c)..............   41,375     437,942
Bank of Yokohama, Ltd. (banking)..........................   11,000      26,948
Bridgestone Corp.
 (industrial components)..................................    7,935     187,533
Brother Industries, Ltd. (appliances & household
 durables)................................................   13,601      50,764
Canon, Inc. (recreation & other consumer goods)...........    8,288     188,113
Chiba Bank, Ltd. (banking)................................   11,600      40,120
Chichibu Onoda Cement Corp. (building materials &
 components)..............................................   12,783      23,119
Chiyoda Corp.
 (machinery & engineering) (a)............................    5,000       6,125
Chugai Pharmaceutical Co., Ltd. (health & personal care)..    5,974      39,085
Citizen Watch Co., Ltd. (recreation & other consumer
 goods)...................................................    3,678      30,344
Dai Nippon Printing Co., Ltd.
 (business & public services).............................    7,133     113,842
Daiei, Inc. (merchandising)...............................   11,467      26,853
Daikin Industries, Ltd.
 (machinery & engineering)................................    6,000      38,650
Dainippon Ink & Chemical, Inc. (chemicals)................    1,203       3,684
Daiwa House Industry Co., Ltd. (construction & housing)...    6,667      58,847
Daiwa Securities Co., Ltd.
 (financial services).....................................   10,287      44,251
Denso Corp.
 (industrial components) (c)..............................    7,331     121,492
East Japan Railway Co.
 (transportation-road & rail).............................       42     197,312
Ebara Corp.
 (machinery & engineering)................................    5,660      50,325
Eisai Co., Ltd.
 (health & personal care).................................    3,677      50,074
Fanuc, Ltd. (electronic components & instruments).........    2,223      76,884
Fuji Bank, Ltd. (banking) (c).............................   25,432     113,429
Fuji Photo Film, Ltd. (recreation & other consumer goods)
 (c)......................................................    5,394     187,722
Fujitsu, Ltd. (data processing & reproduction)............   20,107     211,524

                                                            SHARES     VALUE

                      ---------------------------------------------------------
JAPAN (Continued)
Furukawa Electric Co., Ltd.
 (industrial components)..................................   11,558 $    38,892
Gakken Co., Ltd.
 (broadcasting & publishing) (a)..........................   13,000      21,732
Gunma Bank, Ltd. (banking)................................    9,766      66,076
Hitachi Corp., Ltd.
 (electrical & electronics) (c)...........................   31,857     207,736
Hitachi Zosen Corp. (metals-steel)........................   19,634      31,689
Hokuriku Bank (banking)...................................   15,952      20,690
Honda Motor Co., Ltd.
 (automobiles) (c)........................................    8,345     297,037
Industrial Bank of Japan, Ltd.
 (banking)................................................   22,283     139,685
Ito-Yokado Co., Ltd.
 (merchandising)..........................................    4,375     205,849
Japan Airlines Co.
 (transportation-airlines) (a)............................   11,138      30,978
Japan Energy Corp.
 (energy sources).........................................    5,637       5,971
Japan Steel Works
 (metals-steel) (a).......................................   25,176      31,019
Joyo Bank (banking).......................................   13,550      49,989
Kajima Corp.
 (construction & housing).................................   12,910      35,348
Kamigumi Co., Ltd.
 (business & public services) (a).........................      456       1,906
Kansai Electric Power Co., Inc.
 (utilities-electrical & gas).............................    5,228      90,784
Kao Corp.
 (food & household products)..............................    7,000     107,936
Kawasaki Heavy Industries
 (construction & housing).................................   19,050      38,433
Kawasaki Steel Corp.
 (metals-steel)...........................................   34,815      62,712
Keihin Electric Express Railway (transportation-road &
 rail)....................................................   18,000      52,139
Kinki Nippon Railway Co., Ltd. (transportation-road &
 rail)....................................................   10,124      47,416
Kirin Brewery Co., Ltd.
 (beverages & tobacco)....................................   14,154     133,601
Komatsu, Ltd.
 (machinery & engineering)................................   12,162      59,064
Kubota Corp.
 (machinery & engineering)................................   17,806      41,055
Kumagai Gumi Co., Ltd.
 (construction & housing).................................   29,812      21,480
Kurabo Industries
 (textile & apparel)......................................   15,000      19,563
Kyocera Corp. (electronic components & instruments).......    2,490     121,643
Kyowa Hakko Kogyo
 (health & personal care).................................    4,234      16,779
Makita Corp.
 (electrical & electronics)...............................    2,448      28,204
Marubeni Corp. (wholesale & international trade)..........   13,723      27,390

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

COMMON STOCKS (Continued)

                                                            SHARES     VALUE

                      ---------------------------------------------------------
JAPAN (Continued)
Marui Co., Ltd. (merchandising)...........................      378 $     5,638
Matsushita Electric Industrial Co., Ltd. (appliances &
 household durables)......................................   19,247     309,261
Mitsubishi Chemical Corp.
 (chemicals)..............................................   29,833      53,956
Mitsubishi Corp. (multi-industry).........................   13,531      83,846
Mitsubishi Estate Co., Ltd.
 (construction & housing).................................   13,191     115,957
Mitsubishi Heavy Industries, Ltd. (machinery & engineer-
 ing).....................................................   27,059     102,164
Mitsubishi Oil Co., Ltd.
 (energy sources) (a).....................................    8,000      11,241
Mitsubishi Trust & Banking Corp. (financial services).....    4,031      34,244
Mitsui & Co. (wholesale & international trade)............   10,822      58,482
Mitsui Fudosan Co., Ltd.
 (construction & housing).................................      129       1,019
Mitsui Marine & Fire Insurance Co., Ltd. (insurance)......    8,359      41,981
Mitsui O.S.K. Lines, Ltd.
 (transportation-shipping)................................   25,266      42,965
Mitsui Trust & Banking Co., Ltd.
 (financial services).....................................    8,000      18,850
Mitsukoshi, Ltd. (merchandising)..........................   14,758      42,429
NEC Corp.
 (electrical & electronics)...............................   15,416     143,625
NGK Insulators, Ltd.
 (industrial components)..................................    2,800      24,311
Niigata Engineering Co., Ltd.
 (machinery & engineering) (a)............................   11,000       7,371
Nikon Corp. (multi-industry)..............................    6,407      46,073
Nippon Express Co., Ltd.
 (transportation-road & rail).............................   14,446      77,442
Nippon Fire & Marine Insurance
 (insurance)..............................................    9,686      39,572
Nippon Light Metal Co.
 (metals-nonferrous)......................................   18,577      21,417
Nippon Meat Packers, Inc.
 (food & household products)..............................    3,357      41,096
Nippon Oil Co., Ltd.
 (energy sources).........................................    8,936      28,845
Nippon Steel Corp. (metals-steel).........................   60,313     106,036
Nippon Telegraph & Telephone Corp. (telecommunications)...      103     853,478
Nissan Motor Co., Ltd.
 (automobiles)............................................   25,121      79,101
Nisshinbo Industries, Inc.
 (textile & apparel)......................................    7,363      29,445
Nissin Food Products Co., Ltd. (food & household prod-
 ucts)....................................................    2,384      42,686
NKK Corp. (metals-steel)..................................   35,919      34,421
Nomura Securities Co., Ltd.
 (financial services).....................................   14,955     174,027
Obayashi Corp.
 (construction & housing).................................   10,799      45,753

                                                            SHARES     VALUE

                      ---------------------------------------------------------
JAPAN (Continued)
Oji Paper Co., Ltd.
 (forest products & paper)................................   17,490 $    76,118
Olympus Optical Co., Ltd. (recreation & other
 consumer goods)..........................................    1,000       8,690
Orient Corp. (financial services).........................   13,483      29,436
Osaka Gas Co., Ltd.
 (utilities-electrical & gas).............................   10,126      25,974
Penta-Ocean Construction (construction & housing).........   10,000      23,057
Pioneer Electronic Corp. (appliances & household
 durables)................................................    3,078      58,772
Sakura Bank, Ltd. (banking)...............................   30,834      79,980
Sankyo Co., Ltd.
 (health & personal care).................................    4,654     105,967
Sanrio Co., Ltd.
 (business & public services) (a).........................    4,861      57,967
Sanyo Electric Co., Ltd. (appliances & household
 durables)................................................   22,684      68,649
Sapporo Breweries, Ltd.
 (beverages & tobacco)....................................    5,692      21,778
Sato Kogyo Co., Ltd.
 (construction & housing).................................   12,000       9,857
Sharp Corp. (appliances & household durables).............   10,279      83,249
Shimizu Corp.
 (construction & housing).................................   11,055      31,863
Shin-Etsu Chemical Co., Ltd. (chemicals)..................    4,830      83,525
Shionogi & Co., Ltd.
 (health & personal care).................................    5,396      31,104
Shiseido Co., Ltd.
 (health & personal care).................................    5,739      65,170
Shizuoka Bank, Ltd.
 (banking)................................................    6,494      69,720
Sony Corp. (appliances & household durables)..............    3,741     322,117
Sumitomo Bank, Ltd.
 (banking) (c)............................................   23,242     226,082
Sumitomo Chemical Co., Ltd. (chemicals)...................   23,403      72,173
Sumitomo Corp. (wholesale & international trade)..........   11,864      57,018
Sumitomo Electric Industries (industrial components)......    8,982      90,801
Sumitomo Marine & Fire Insurance Co. (insurance)..........    8,126      45,436
Sumitomo Metal Industries, Ltd. (metals-steel)............   34,343      55,182
Sumitomo Metal Mining Co. (metals-nonferrous).............   11,298      45,831
Taisei Corp.
 (construction & housing).................................   14,713      31,804
Taisho Pharmaceutical Co., Ltd. (health & personal care)..    4,066      75,880
Taiyo Yuden Co., Ltd. (electronic components &
 instruments).............................................    2,127      22,621

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                             SHARES     VALUE

                      ----------------------------------------------------------
JAPAN (Continued)
Takashimaya Co., Ltd. (merchandising).....................     6,574 $    49,547
Takeda Chemical Industries, Ltd. (health & personal care).     9,318     247,746
Teikoku Oil Co., Ltd.
 (energy sources).........................................     5,646      17,452
Tobu Railway Co., Ltd. (transportation-road & rail).......    16,000      42,310
Tohoku Electric Power Co., Inc. (utilities-electrical &
 gas).....................................................     1,168      17,210
Tokai Bank, Ltd. (banking)................................    18,989     104,533
Tokio Marine & Fire Insurance Co. (insurance).............    12,540     128,847
Tokyo Electric Power Co., Inc. (utilities-electrical &
 gas).....................................................    10,951     214,625
Tokyo Electron, Ltd. (electronic components &
 instruments).............................................     2,192      67,125
Tokyo Gas Co., Ltd.
 (utilities-electrical & gas).............................    12,091      26,921
Tokyo Steel Manufacturing Co., Ltd. (machinery &
 engineering).............................................     5,394      27,750
Tokyu Corp.
 (transportation-road & rail).............................     7,451      22,603
Toppan Printing Co., Ltd.
 (business & public services).............................    10,076     107,741
Tostem Corp. (building materials & components)............     2,935      38,024
Toto, Ltd. (building materials & components)..............     5,467      33,207
Toyo Seikan Kaisha (miscellaneous-materials & components).       445       5,451
Toyoda Automatic Loom Works, Ltd. (machinery &
 engineering).............................................     3,000      52,960
Toyota Motor Corp.
 (automobiles) (c)........................................    32,152     831,685
Ube Industries, Ltd. (miscellaneous-materials &
 components)..............................................    28,768      37,312
Uny Co., Ltd.
 (food & household products)..............................     4,346      70,458
Yamaha Corp. (recreation & other consumer goods)..........     4,188      40,738
Yamanouchi Pharmaceutical Co., Ltd. (health & personal
 care)....................................................     4,000      83,294
Yasuda Trust & Banking
 (financial services).....................................    15,000      14,050
                                                                     -----------
                                                                      11,759,828
                                                                     -----------
MALAYSIA (0.5%)
Golden Hope Plantations Berhad (food & household
 products)................................................    39,056      35,783
Hong Leong Properties Berhad (construction & housing).....    56,625       8,058
Kuala Lumpur Kepong Berhad (forest products & paper)......    21,044      33,994
Leader Universal Holdings Berhad (electrical &
 electronics).............................................    30,000       4,485

                                                             SHARES     VALUE

                      ----------------------------------------------------------
MALAYSIA (Continued)
Malayan Banking Berhad
 (banking)................................................    21,588 $    21,756
Malaysia International Shipping Berhad Foreign Registered
 (transportation-shipping)................................    14,236      20,766
Malaysian Airline System Berhad (transportation-airlines).       856         283
Malaysian Resources Corp. Berhad (construction & housing)
 (a)......................................................    25,333       6,414
Metroplex Berhad
 (construction & housing).................................    10,434       1,673
Multi-Purpose Holdings Berhad (multi-industry)............    27,000       6,704
Perlis Plantations Berhad
 (multi-industry).........................................    13,560      11,770
Resorts World Berhad
 (leisure & tourism)......................................    19,000      20,891
Sime Darby Berhad
 (multi-industry).........................................       464         320
Technology Resources Industries Berhad (multi-industry)...    25,409      17,461
Telekom Malaysia Berhad (telecommunications)..............    28,700      48,440
Tenaga Nasional Berhad
 (utilities-electrical & gas).............................    23,117      27,868
                                                                     -----------
                                                                         266,666
                                                                     -----------
NETHERLANDS (5.6%)
ABN AMRO Holding N.V.
 (banking)................................................    14,276     334,053
Elsevier N.V.
 (broadcasting & publishing)..............................    12,921     195,001
Hollandsche Beton Groep N.V.
 (construction & housing).................................     2,218      46,230
ING Groep N.V. (insurance)................................     8,614     564,041
Koninklijke Hoogovens CVA N.V. (metals-steel).............     1,081      46,764
Koninklijke KNP BT N.V.
 (forest products & paper)................................     2,839      73,270
Koninklijke Nedlloyd Groep N.V. (transportation-shipping).     1,165      23,653
Koninklijke Pakhoed N.V.
 (transportation-shipping)................................       921      29,882
Philips Electronics N.V. (appliances & household
 durables)................................................     3,369     283,204
Royal Dutch Petroleum Co.
 (energy sources).........................................    19,284   1,069,321
Stork N.V. (multi-industry)...............................     1,864      59,377
Unilever CVA N.V.
 (food & household products)..............................     6,744     535,085
                                                                     -----------
                                                                       3,259,881
                                                                     -----------
NEW ZEALAND (0.2%)
Carter Holt Harvey Ltd.
 (forest products & paper)................................    21,197      18,486
Fletcher Challenge Energy
 (oil/gas-exploration)....................................     2,375       5,671

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

COMMON STOCKS (Continued)

                                                             SHARES     VALUE

                      ----------------------------------------------------------
NEW ZEALAND (Continued)
Fletcher Challenge Forest
 (forest products & paper)................................    20,290 $    11,374
Telecom Corp. of New Zealand Ltd. (telecommunications)....    20,270      83,543
                                                                     -----------
                                                                         119,074
                                                                     -----------
NORWAY (0.5%)
Christiania Bank Og Kreditkasse (banking).................    23,553      98,527
Elkem ASA Class A
 (metals-nonferrous)......................................     4,033      48,353
Norsk Hydro ASA
 (energy sources).........................................     2,759     121,347
Orkla ASA Class A
 (multi-industry).........................................     2,000      46,523
                                                                     -----------
                                                                         314,750
                                                                     -----------
PORTUGAL (0.6%)
Banco Comercial Portugues, S.A. Registered (banking)......     2,100      59,628
Banco Espirito Santo e Comercial de Lisboa, S.A. Regis-
 tered
 (banking)................................................     1,200      36,035
Banco Espirito Santo e Comercial de Lisboa, S.A. Regis-
 tered Bonus Rights (banking) (a).........................     1,200       7,471
Cimpor-Cementos de Portugal SGPS, S.A. (building materials
 & components)............................................     1,200      42,161
Electricidade de Portugal, S.A.
 (utilities-electrical & gas).............................     4,875     113,324
Portugal Telecom, S.A. Registered (telecommunications)....     2,050     108,648
                                                                     -----------
                                                                         367,267
                                                                     -----------
SINGAPORE (0.5%)
City Developments, Ltd.
 (real estate)............................................    18,348      51,261
Development Bank of Singapore, Ltd. Foreign Registered
 (banking)................................................     6,213      34,383
First Capital Corp., Ltd.
 (multi-industry).........................................    30,000      10,209
Singapore Airlines, Ltd. Foreign Registered
 (transportation-airlines)................................    10,273      48,036
Singapore Technologies Industrial Corp. (multi-industry)..    20,000      14,798
Singapore Telecommunications, Ltd. (telecommunications)...    83,258     118,276
United Overseas Bank, Ltd. Foreign Registered (banking)...     9,898      30,758
                                                                     -----------
                                                                         307,721
                                                                     -----------

                                                             SHARES     VALUE

                      ----------------------------------------------------------
SPAIN (3.3%)
Banco de Bilbao Vizcaya, S.A. Registered (banking)........     8,932 $   459,174
Banco de Central Hispanoamericano, S.A. (banking).........     2,200      69,266
Banco de Santander, S.A.
 (banking)................................................     8,530     218,697
Empresa Nacional de Celulosas, S.A. (forest products & pa-
 per).....................................................     1,466      25,855
Endesa, S.A.
 (utilities-electrical & gas).............................     6,867     150,492
Gas Natural SDG, S.A.
 (utilities-electrical & gas).............................     1,846     133,606
Iberdrola, S.A.
 (utilities-electrical & gas).............................    10,558     171,725
Repsol, S.A. (energy sources).............................     3,527     194,677
Tabacalera, S.A.
 (beverages & tobacco)....................................     1,400      28,715
Telefonica de Espana, S.A.
 (telecommunications).....................................     9,742     451,177
                                                                     -----------
                                                                       1,903,384
                                                                     -----------
SWEDEN (3.2%)
ABB AB Series B
 (utilities-electrical & gas).............................     6,380      88,801
Astra AB Series A
 (health & personal care).................................    17,922     366,308
ForeningsSparbanken AB Series A (banking).................     2,600      78,245
Hennes & Mauritz AB Series B
 (merchandising)..........................................     1,600     102,120
Mandmus AB (real estate)..................................       130         815
Svenska Cellulosa AB Series B
 (forest products & paper)................................     8,150     211,033
Svenska Handelsbanken Series A (banking)..................     1,300      60,314
Swedish Match AB
 (beverages & tobacco)....................................    19,483      64,740
Telefonaktiebolaget LM Ericsson Series B
 (telecommunications).....................................    22,984     671,512
Volvo AB Series B (automobiles)...........................     7,525     224,100
                                                                     -----------
                                                                       1,867,988
                                                                     -----------
SWITZERLAND (7.8%)
ABB AG Bearer
 (utilities-electrical & gas).............................        80     118,142
Adecco, S.A.
 (business & public services).............................       160      72,151
Credit Suisse Group Registered
 (financial services).....................................     2,100     467,263
Holderbank Financiere Glarus AG Bearer (building materials
 & components)............................................        60      76,344
Holderbank Financiere Glarus AG Registered (building mate-
 rials & components)......................................       140      35,212

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                             SHARES     VALUE

                      ----------------------------------------------------------
SWITZERLAND (Continued)
Jelmoli Holdings, Ltd. Bearer
 (merchandising)..........................................        10 $    12,691
Nestle S.A. Registered
 (food & household products)..............................       325     695,505
Novartis S.A. Bearer
 (health & personal care).................................        20      33,307
Novartis S.A. Registered
 (health & personal care).................................       495     823,688
Roche Holdings AG Bearer
 (health & personal care).................................        10     148,173
Roche Holdings AG Genusscheine (health & personal care)...        58     569,557
Schindler Holding AG Participating Certificates
 (miscellaneous-materials & components)...................        10      15,229
Schindler Holding AG Registered (miscellaneous-materials &
 components)..............................................        10      15,493
Societe Generale de Surveillance Holding S.A. Bearer
 (business & public services).............................        15      25,425
Societe Generale de Surveillance Holding S.A. Registered
 (business & public services).............................        70      24,090
Sulzer AG Registered
 (industrial components)..................................        50      39,458
Swatch Group AG (The) Registered (recreation & other con-
 sumer goods).............................................       300      50,039
Swiss Reinsurance Registered
 (insurance)..............................................       130     328,769
UBS AG Registered (banking)...............................     1,875     697,043
Zurich Vericherungs Gesellschaft Registered (insurance)...       440     280,800
                                                                     -----------
                                                                       4,528,379
                                                                     -----------
UNITED KINGDOM (21.6%)
Abbey National PLC (banking)..............................    13,800     245,910
Associated British Foods PLC
 (food & household products)..............................     8,159      76,779
BAA PLC (transportation-airlines).........................     6,100      66,003
Barclays PLC (banking)....................................    14,990     432,937
Bass PLC (beverages & tobacco)............................     7,412     138,502
B.A.T Industries PLC
 (beverages & tobacco)....................................    28,804     287,637
BG PLC (energy sources)...................................    34,222     198,134
Boots Co. PLC (merchandising).............................    12,773     212,478
British Aerospace PLC (aerospace & military technology)...    29,600     227,183
British Petroleum Co. PLC
 (energy sources).........................................    58,600     853,081
British Sky Broadcasting Group PLC (broadcasting & pub-
 lishing).................................................    12,463      89,780
British Steel PLC (metals-steel)..........................    52,800     116,730
British Telecommunications PLC (telecommunications).......    58,411     718,759

                                                            SHARES     VALUE

                      ---------------------------------------------------------
UNITED KINGDOM (Continued)
BTR PLC (multi-industry)..................................   34,990 $    99,394
Cable & Wireless PLC
 (telecommunications).....................................   20,928     254,729
Centrica PLC (energy sources) (a).........................   34,134      57,806
Coats Viyella PLC
 (textile & apparel)......................................   15,111      18,658
Courtaulds PLC (chemicals)................................    7,263      53,987
De La Rue PLC
 (forest products & paper)................................    1,910       9,545
Diageo PLC
 (beverages & tobacco)....................................   33,363     397,180
Elementis Holdings PLC (miscellaneous materials &
 components)..............................................    8,693      22,338
General Electric Co. PLC (electrical & electronics).......   31,816     274,184
Glaxo Wellcome PLC
 (health & personal care).................................   31,266     941,097
Granada Group PLC
 (leisure & tourism)......................................    8,820     162,466
Great Universal Stores PLC (The) (merchandising)..........   15,300     201,799
Guardian Royal Exchange PLC
 (insurance)..............................................   19,044     112,878
Halifax PLC (financial services)..........................   14,400     187,286
Hanson PLC (multi-industry)...............................    9,656      58,604
HSBC Holdings PLC (HK par)
 (financial services) (i).................................   14,346     348,513
HSBC Holdings PLC ((Pounds) par)
 (financial services) (i).................................    7,100     180,183
Imperial Chemical Industries PLC (chemicals)..............    7,746     124,848
Kingfisher PLC (merchandising)............................   13,900     225,195
Ladbroke Group PLC
 (leisure & tourism)......................................   18,213     100,510
LASMO PLC (energy sources)................................   21,000      84,267
Legal & General Group PLC
 (insurance)..............................................   20,900     222,830
Lloyds TSB Group PLC (banking)............................   50,067     699,201
Marks & Spencer PLC
 (merchandising)..........................................   34,406     314,013
National Grid Group PLC
 (utilities-electrical & gas).............................   18,314     123,526
National Power PLC
 (utilities-electrical & gas).............................    4,257      40,060
Next PLC (merchandising)..................................    6,649      57,245
Prudential Corp. PLC (insurance)..........................   18,366     242,086
Racal Electronic PLC
 (multi-industry).........................................    4,570      25,811
Rank Group PLC
 (leisure & tourism)......................................   12,294      66,922
Rentokil Initial PLC
 (industrial components)..................................   16,500     118,793
Reuters Group PLC
 (broadcasting & publishing)..............................   16,400     187,710
Rio Tinto PLC Registered
 (metals-nonferrous)......................................   12,231     137,852

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

COMMON STOCKS (Continued)                 SHORT-TERM INVESTMENT (0.9%)

                                                         SHARES     VALUE

                      ----------------------------------------------------------
UNITED KINGDOM (Continued)
Rolls-Royce PLC (aerospace & military technology).....    20,600 $    85,154
Royal & Sun Alliance Insurance Group PLC (insurance)..    18,266     186,366
Royal Bank of Scotland Group PLC (banking)............     6,929     120,119
Sainsbury (J.) PLC (merchandising)....................    22,313     198,059
Siebe PLC (industrial components).....................     2,900      58,015
SmithKline Beecham PLC
 (health & personal care).............................    46,204     562,381
Tarmac PLC (building materials & components)..........       946       1,701
Tesco PLC (merchandising).............................    30,169     294,220
Thames Water PLC
 (utilities-electrical & gas).........................     3,200      58,411
Unilever PLC
 (food & household products)..........................    33,900     363,978
United Biscuits (Holdings) PLC (food & household prod-
 ucts)................................................    11,183      44,874
Vodafone Group PLC
 (multi-industry).....................................    27,061     343,602
Williams PLC (building materials & components)........    16,312     105,464
Wilson Connolly Holdings PLC (construction & housing).     1,820       4,160
Zeneca Group PLC (chemicals)..........................     7,953     341,692
                                                                 -----------
                                                                  12,583,625
                                                                 -----------
Total Common Stocks
 (Cost $43,760,465)...................................            56,292,221 (f)
                                                                 -----------
PREFERRED STOCKS (0.9%)
AUSTRALIA (0.2%)
News Corp., Ltd.
 A$ 0.075
 (broadcasting &
 publishing) (d)(i)...................................    21,600     153,019
                                                                 -----------
GERMANY (0.7%)
RWE AG
 DM 1.60
 (utilities-electrical & gas) (d)(i)..................     2,754     118,397
SAP AG
 DM 2.85
 (data processing &
 reproduction) (d)(i).................................       400     271,906
                                                                 -----------
                                                                     390,303
                                                                 -----------
Total Preferred Stocks
 (Cost $311,058)......................................               543,322
                                                                 -----------
WARRANTS (0.0%) (b)
HONG KONG (0.0%) (b)
Hong Kong & China Gas Co., Ltd. Call Warrants
 Strike price HK 12.27
 Expire 9/30/99
 (utilities-electrical & gas) (a)(i)..................     1,797         123
                                                                 -----------
Total Warrants........................................                   123
                                                                 -----------

                                                   PRINCIPAL
                                                    AMOUNT          VALUE

                  --------------------------------------------------------------
U.S. GOVERNMENT (0.9%)
United States Treasury Bill 4.86%, due 8/13/98
 (c).............................................. $500,000      $   497,097
                                                                 -----------
Total Short-Term Investment (Cost $497,097).......                   497,097
                                                                 -----------
Total Investments
 (Cost $44,568,620) (g)...........................     98.2%      57,332,763 (h)
Cash and Other Assets,
 Less Liabilities.................................      1.8        1,050,100
                                                   --------      -----------
Net Assets........................................    100.0%     $58,382,863
                                                   ========      ===========
FUTURES
CONTRACTS (0.0%) (b)
                                                                  UNREALIZED
                                                   CONTRACTS    APPRECIATION/
                                                     LONG     (DEPRECIATION) (E)
                  --------------------------------------------------------------
JAPAN (0.0%) (b)
Japanese Yen, TOPIX Index, September 1998.........        3      $     7,097
                                                                 -----------
UNITED KINGDOM (0.0%) (b)
Pound Sterling, FTSE 100 Index,
 September 1998...................................        3          (10,439)
                                                                 -----------
Total Futures Contracts
 (Settlement Value $559,584)......................               $    (3,342)
                                                                 ===========

--------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated or partially segregated as collateral for futures contracts.
(d) Dividend rate shown represents the most recent annual payment.
(e) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 1998.
(f) The combined market value of common stocks and settlement value of Index futures contracts represents 97.4% of net assets.
(g) The cost for Federal income tax purposes is $45,137,592.
(h) At June 30, 1998 net unrealized appreciation for securities was $12,195,171, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $20,469,606 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,274,435.
(i) A$--Australian Dollar
  DM--Deutsche Mark
  HK--Hong Kong Dollar
  (Pounds)--Pound Sterling
 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

The table below sets forth the diversification of EAFE Index Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                              VALUE    PERCENT +
                       ---------------------------------------------------------
Aerospace & Military Technology........................... $   312,337     0.5%
Appliances & Household Durables...........................   1,176,015     2.0
Automobiles...............................................   2,454,130     4.2
Banking...................................................   8,383,116    14.4
Beverages & Tobacco.......................................   1,319,955     2.3
Broadcasting & Publishing.................................     927,098     1.6
Building Materials & Components...........................     584,153     1.0
Business & Public Services................................   1,027,165     1.8
Chemicals.................................................   1,664,825     2.9
Construction & Housing....................................     705,939     1.2
Data Processing & Reproduction............................     817,080     1.4
Electrical & Electronics..................................   1,470,948     2.5
Electronic Components & Instruments.......................     704,682     1.2
Energy Equipment & Service................................      25,674     0.0#
Energy Sources............................................   3,633,851     6.2
Financial Services........................................   1,629,968     2.8
Food & Household Products.................................   2,652,396     4.5
Forest Products & Paper...................................     459,676     0.8
Health & Personal Care....................................   5,094,985     8.7
Industrial Components.....................................     915,471     1.6
Insurance.................................................   4,245,000     7.3
Leisure & Tourism.........................................     404,070     0.7
Machinery & Engineering...................................     781,168     1.3
Merchandising.............................................   2,311,388     4.0
Metals-Nonferrous.........................................     416,346     0.7
Metals-Steel..............................................     484,555     0.8
Miscellaneous-Materials & Components......................     436,698     0.7
Multi-Industry............................................   1,666,936     2.9
Oil/Gas-Exploration.......................................     308,577     0.5
Real Estate...............................................      52,076     0.1
Recreation & Other Consumer Goods.........................     534,735     0.9
Telecommunications........................................   5,604,410     9.6
Textile & Apparel.........................................      67,665     0.1
Transportation-Airlines...................................     213,528     0.4
Transportation-Road & Rail................................     439,222     0.8
Transportation-Shipping...................................     349,624     0.6
U.S. Government...........................................     497,097     0.9
Utilities-Electrical & Gas................................   2,417,314     4.1
Wholesale & International Trade...........................     142,890     0.2
                                                           -----------   -----
                                                            57,332,763    98.2
Cash and Other Assets, Less Liabilities...................   1,050,100     1.8
                                                           -----------   -----
Net Assets................................................ $58,382,863   100.0%
                                                           ===========   =====

--------
+Percentages indicated are based on Fund net assets.
#Less than one tenth of a percent.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of June 30, 1998 (Unaudited)           For the six months ended June 30,
                                          1998 (Unaudited)

ASSETS:
 Investment in securities, at value
  (identified cost $44,568,620)................................... $57,332,763
 Cash denominated in foreign currencies (identified cost
  $16,833)........................................................      18,355
 Receivables:
 Investment securities sold.......................................     658,345
 Fund shares sold.................................................     385,000
 Dividends and interest...........................................     364,618
                                                                   -----------
   Total assets...................................................  58,759,081
                                                                   -----------
LIABILITIES:
 Payables:
 Investment securities purchased..................................     233,209
 Custodian........................................................      74,212
 MainStay Management..............................................      27,099
 Fund shares redeemed.............................................       3,022
 Transfer agent...................................................       2,255
 Accrued expenses.................................................      33,079
 Variation margin payable on futures
  contracts.......................................................       3,342
                                                                   -----------
   Total liabilities..............................................     376,218
                                                                   -----------
 Net assets....................................................... $58,382,863
                                                                   ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
  1 billion shares authorized
 Institutional Class.............................................. $     4,894
 Institutional Service Class......................................          44
 Additional paid-in capital.......................................  42,064,564
 Accumulated distribution in excess of net investment income......     (14,646)
 Accumulated undistributed net realized gain on investments.......   3,587,876
 Accumulated net realized loss on foreign currency transactions ..      (5,497)
 Net unrealized appreciation on investments.......................  12,760,801
 Net unrealized depreciation on translation of other assets and
  liabilities in foreign currencies...............................     (15,173)
                                                                   -----------
 Net assets....................................................... $58,382,863
                                                                   ===========
Institutional Class
 Net assets applicable to outstanding shares...................... $57,859,953
                                                                   ===========
 Shares of capital stock outstanding..............................   4,894,308
                                                                   ===========
 Net asset value per share outstanding............................ $     11.82
                                                                   ===========
Institutional Service Class
 Net assets applicable to outstanding shares...................... $   522,910
                                                                   ===========
 Shares of capital stock outstanding..............................      44,459
                                                                   ===========
 Net asset value per share outstanding............................ $     11.76
                                                                   ===========

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $  723,045
 Interest.........................................................     24,071
                                                                   ----------
   Total income...................................................    747,116
                                                                   ----------
 Expenses:
 Management.......................................................    276,703
 Portfolio pricing................................................     34,748
 Professional.....................................................     21,385
 Transfer agent...................................................     13,848
 Custodian........................................................     12,875
 Registration.....................................................     12,074
 Shareholder communication........................................      6,398
 Directors........................................................        823
 Service..........................................................        609
 Miscellaneous....................................................      2,729
                                                                   ----------
   Total expenses before
    reimbursement.................................................    382,192
 Expense reimbursement from Manager...............................   (107,794)
                                                                   ----------
   Net expenses...................................................    274,398
                                                                   ----------
 Net investment income............................................    472,718
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Security transactions............................................  3,493,075
 Futures transactions.............................................    137,996
 Foreign currency transactions....................................     (5,497)
                                                                   ----------
 Net realized gain on investments and foreign currency
  transactions....................................................  3,625,574
                                                                   ----------
 Net change in unrealized appreciation (depreciation) on
  investments:
 Security transactions............................................  4,382,368
 Futures transactions.............................................     13,836
 Translation of other assets and liabilities in foreign
  currencies......................................................     (1,422)
                                                                   ----------
 Net unrealized gain on investments and foreign currency
  transactions....................................................  4,394,782
                                                                   ----------
 Net realized and unrealized gain on investments and foreign currency transactions...........................................  8,020,356
                                                                   ----------
 Net increase in net assets resulting from operations............. $8,493,074
                                                                   ==========

--------
(a) Dividends recorded net of foreign withholding taxes of $101,726.
 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
EAFE INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                        1998          1997
                                                    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
 Net investment income............................. $    472,718  $    885,580
 Net realized gain on investments..................    3,631,071    13,669,000
 Net realized loss on foreign currency
  transactions.....................................       (5,497)      (12,176)
 Net change in unrealized appreciation on
  investments......................................    4,396,204   (11,618,701)
 Net change in unrealized depreciation on
  translation of other assets and liabilities in
  foreign currencies...............................       (1,422)       (7,995)
                                                    ------------  ------------
 Net increase in net assets resulting from
  operations.......................................    8,493,074     2,915,708
                                                    ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class..............................          --       (878,664)
  Institutional Service Class......................          --         (6,916)
 From net realized gain on investments and foreign
  currency transactions:
  Institutional Class..............................          --    (13,337,599)
  Institutional Service Class......................          --       (106,298)
 In excess of net investment income:
  Institutional Class..............................          --       (353,710)
  Institutional Service Class......................          --         (1,817)
                                                    ------------  ------------
   Total dividends and distributions to
    shareholders...................................          --    (14,685,004)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................   12,555,947    10,993,310
  Institutional Service Class......................       48,567       140,022
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class..............................          --     14,564,746
  Institutional Service Class......................          --        115,016
                                                    ------------  ------------
                                                      12,604,514    25,813,094
 Cost of shares redeemed:
  Institutional Class..............................  (18,299,752)  (47,761,439)
  Institutional Service Class......................      (31,080)      (91,780)
                                                    ------------  ------------
  Decrease in net assets derived from capital
   share transactions..............................   (5,726,318)  (22,040,125)
                                                    ------------  ------------
  Net increase (decrease) in net assets............    2,766,756   (33,809,421)
NET ASSETS:
 Beginning of period...............................   55,616,107    89,425,528
                                                    ------------  ------------
 End of period..................................... $ 58,382,863  $ 55,616,107
                                                    ============  ============
 Accumulated distribution in excess of net
  investment income at end of period............... $    (14,646) $   (487,364)
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                 INSTITUTIONAL
                                                  INSTITUTIONAL     SERVICE
                                                      CLASS          CLASS
                                                  -------------  -------------
                                                       SIX MONTHS ENDED
                                                        JUNE 30, 1998*
                                                  ----------------------------

 Net asset value at beginning of period.........     $ 10.24        $ 10.20
                                                     -------        -------
 Net investment income..........................        0.09           0.07
 Net realized and unrealized gain (loss) on
  investments...................................        1.49           1.49
 Net realized and unrealized gain (loss) on
  foreign currency transactions.................       (0.00)(a)      (0.00)(a)
                                                     -------        -------
 Total from investment operations...............        1.58           1.56
                                                     -------        -------
 Less dividends and distributions:
 From net investment income.....................         --             --
 From net realized gain on investments and
  foreign currency transactions.................         --             --
 In excess of net investment income.............         --             --
                                                     -------        -------
 Total dividends and distributions..............         --             --
                                                     -------        -------
 Net asset value at end of period...............     $ 11.82        $ 11.76
                                                     =======        =======
 Total investment return (b)....................       15.43%         15.29%
 Ratios (to average net assets)/Supplemental
  Data:
 Net investment income..........................        1.63%+         1.38%+
 Net expenses...................................        0.94%+         1.19%+
 Expenses (before reimbursement)................        1.31%+         1.56%+
 Portfolio turnover rate........................          11%            11%
 Net assets at end of period (in 000's).........     $57,860        $   523

--------
 * Unaudited.
 + Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

               INSTITUTIONAL                 INSTITUTIONAL                INSTITUTIONAL
INSTITUTIONAL     SERVICE     INSTITUTIONAL     SERVICE     INSTITUTIONAL    SERVICE     INSTITUTIONAL
    CLASS          CLASS          CLASS          CLASS          CLASS         CLASS          CLASS
-------------  -------------  -------------  -------------  ------------- ------------- ----------------
                                      YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------------------------------
           1997                          1996                          1995              1994     1993
----------------------------  ----------------------------  --------------------------- -------  -------

   $ 14.00        $ 13.97        $ 13.56        $ 13.51        $ 12.63       $ 12.63    $ 12.03  $  9.60
   -------        -------        -------        -------        -------       -------    -------  -------
      0.22           0.19           0.16           0.12           0.13          0.14       0.10     0.06
     (0.28)         (0.29)          0.71           0.73           1.11          1.05       0.70     2.71
     (0.00)(a)      (0.00)(a)      (0.00)(a)      (0.00)(a)      (0.10)        (0.10)      0.03    (0.01)
   -------        -------        -------        -------        -------       -------    -------  -------
     (0.06)         (0.10)          0.87           0.85           1.14          1.09       0.83     2.76
   -------        -------        -------        -------        -------       -------    -------  -------
     (0.22)         (0.19)         (0.16)         (0.12)         (0.04)        (0.04)     (0.09)   (0.14)
     (3.39)         (3.39)         (0.25)         (0.25)         (0.14)        (0.14)     (0.14)   (0.19)
     (0.09)         (0.09)         (0.02)         (0.02)         (0.03)        (0.03)       --       --
   -------        -------        -------        -------        -------       -------    -------  -------
     (3.70)         (3.67)         (0.43)         (0.39)         (0.21)        (0.21)     (0.23)   (0.33)
   -------        -------        -------        -------        -------       -------    -------  -------
   $ 10.24        $ 10.20        $ 14.00        $ 13.97        $ 13.56       $ 13.51    $ 12.63  $ 12.03
   =======        =======        =======        =======        =======       =======    =======  =======
      0.40%          0.08%          6.45%          6.37%          9.03%         8.63%      6.83%   28.97%
      1.04%          0.79%          1.11%          0.86%          1.01%         0.76%      0.57%    0.53%
      0.94%          1.19%          0.94%          1.19%          1.03%         1.28%      1.26%    1.27%
      1.26%          1.51%          1.23%          1.48%          1.24%         1.49%      1.26%    1.27%
         6%             6%             4%             4%             6%            6%         7%      16%
   $55,177        $   439        $89,029        $   396        $80,087       $   257    $72,265  $53,714

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND

================================================================================
               MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o A robust economy, with low interest rates, modest inflation, and low unemployment moved stocks higher in the first six months of 1998.

o Weaknesses in Asian economies caused a flight to high-quality, liquid companies that many investors felt might reduce risk in the event of an economic downturn.

o Merger and acquisition activity was high, with several large transactions that stimulated interest in the stock market.

o    The S&P 500*# advanced to record levels in June.




================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o The Mainstay Institutional Growth Equity Fund returned 31.46% and 31.21% for Institutional Class shares and Service Class shares, respectively, for the one-year period ended 6/30/98.

o Both share classes outperformed the S&P 500, which returned 17.71% during the six-month reporting period.

o The Fund benefited from individual security selection among consumer retail stocks, and a reduction in its technology and energy holdings.

o Both share classes outperformed the average Lipper+ capital appreciation fund, which returned 12.86% for the six months ended 6/30/98.


With U.S. gross domestic product increasing more than many investors anticipated in the first half of 1998, the stock market enjoyed robust returns. Low interest rates, benign inflation, low unemployment, and a rallying bond market all contributed to positive investor psychology during the reporting period.

A number of factors combined to focus investor attention on large-capitalization growth stocks. Continuing difficulties in Asian markets spread to China, Latin America, and Russia, causing a flight to quality, which attracted many investors to domestic companies and highly liquid securities. Asian difficulties also caused problems for several technology companies. Declining oil, gold, and copper prices caused weakness among energy and commodity-related issues and moved many investors from undervalued securities into large, dependable growth companies.

Strong merger and acquisition activity stimulated interest in the stock market, with several large deals in the financial sector. Problems with an earlier merger, however, had a negative impact on Cendant Corp., which was among the worst-performing stocks in the S&P 500 during the second quarter of 1998.


--------------------------------------------------------------------------------
Inflation An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Flight to quality When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower quality securities or those that are less liquid are likely to be more vulnerable to negative market events.
--------------------------------------------------------------------------------



================================================================================

* The "S&P 500(R)" is a registered trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

Given this context, how did the MainStay Institutional Growth Equity Fund perform in the six months ended 6/30/98?

The MainStay Institutional Growth Equity Fund returned 19.39% and 19.22% for Institutional Class shares and Service Class shares, respectively, for the six months ended 6/30/98. Both share classes outperformed the S&P 500 Index, which returned 17.71% over the same period. Both share classes also outperformed the average Lipper capital appreciation fund, which returned 12.86% for the six months ended 6/30/98.

Why was the Fund able to outperform its peers?

The Fund benefited from strong security selection, strategic sales, and strong growth among many of its core holdings. The Fund's domestic retail stocks provided excellent performance. We reduced the Fund's technology holdings, particularly among commodity-type products. At the same time, the Fund benefited from strength in companies with proprietary products, such as Microsoft and certain pharmaceuticals. Also, our decision to reduce holdings in the oil services sector helped us reduce the impact of declining oil prices on the Fund.

What were some of the Fund's significant purchases during the reporting period?

The Fund purchased EMC Corp., a corporate data storage provider with a consistent growth record. The Fund sold some 3Com stock to make the purchase, a result of our decision to reduce commodity-based technology companies and increase the Fund's exposure to companies that offer more proprietary products and services. EMC rose 63% in the first half of 1998 and had a positive impact on the Fund's performance.

The Fund also purchased Pfizer, which had a slightly negative impact on performance as some investors sold their positions to take profits in the stock. Nevertheless, we kept the security in the portfolio because of Pfizer's accelerated earnings growth, broad product line, and direct-to-the-consumer marketing strategy.

Another large purchase for the Fund was Disney, which we quickly sold when the stock began to decline, with a slightly negative impact on performance. A more positive holding was Colgate, which the Fund bought in late April. The company benefited from its global scope, cost cutting, and track record of generating dependable earnings.

Were there any significant sales during the reporting period?

The Fund sold Adaptec, which had a dramatically negative change in fundamentals due to Asian difficulties and a slowdown in earnings. The stock declined 61% during the first half of 1998. The Fund also sold 3Com, which we mentioned earlier. The company faced Asian difficulties and suffered from inventory problems in its U.S. Robotics unit, which we believe may have a negative impact on earnings. The Fund also sold Compaq when our fundamental reasons for owning it disappeared.

--------------------------------------------------------------------------------
Mergers and acquisitions A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

Earnings per share The portion of a company's profit allocated to each share of outstanding common stock.

Weighting The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

Bottom-up investing Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

Cyclicals Securities that tend to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.
--------------------------------------------------------------------------------

================================================================================

As interest rates declined, mortgage refinancing activity increased, which had a negative impact on mortgage insurer MGIC. Given the stock's declining growth profile, we decided to sell the Fund's position in that security late in the second quarter of 1998 to take profits earned over the last several years. The Fund also took profits in Mattel, a stock it has owned and sold over the years. We saw the fundamentals weakening when sales of their Barbie Doll declined, Toys "R" Us cut back on its inventory, and the company's Tyco toy division provided lower-than-anticipated earnings estimates. The sale had a positive impact on the Fund's performance.

Did you say you reduced holdings in the energy services sector?

Yes. We decided that because of declining oil prices and reduced demand from Asia, we would sell the Fund's positions in Diamond Offshore and ENSCO. The general effect of holding energy services companies was negative, so we viewed the sales as positive for the portfolio. However, the Fund continued to hold Halliburton, which is an exploration and drilling company, and reviewed the company's prospects during the reporting period.

Which stocks were the best performers?

Lucent Techologies was up 108.6% in the first half of the year and had a substantial positive impact on the Fund's performance, as it won telecommunications contracts and continued to have solid earnings per share growth and an attractive cost structure.

Tyco International is a conglomerate with holdings in fire retardation, security systems, fiber optic cable, and health care. Tyco bought ADT Limited and Sherwood Davis, a medical device manufacturer, and advanced nearly 40%, with a large and positive impact on the Fund's performance.

Schering-Plough is a premier pharmaceutical company. Its Claritin product for allergy sufferers was an excellent performer with $1.7 billion in sales and rapid growth in sales and earnings. Once again, the portfolio benefited strongly as the stock rose 48.3%.

Were there other names that performed well for the Fund?

Yes, there were several. Kohl's is a family apparel retailer that benefited as many investors focused on purely domestic issues. The stock was up 52% with a substantial positive impact on the Fund. Staples and Home Depot were other retailers that fit a similar profile and also had a positive impact on performance.

In the financial sector, the Fund had good success with SunAmerica, a retirement product provider. The company sells fixed and variable annuities which appeal to baby boomers. As the baby boom generation nears retirement age, their fixed and variable annuity purchases have helped contribute to SunAmerica's rapid earnings per share growth during the reporting period. The company had faced some questions last year about accounting practices, these issues have since been resolved and the stock rose 35% during the reporting period.

Finally, WorldCom rose 60% during the first half of the year following the first quarter announcement that the company would purchase MCI, a telecommunications, long-distance, local, and internet provider.

Were there names that detracted from the Fund's performance?

Cendant was a stock the Fund owned that had major problems in April. The company was formed in the fourth quarter of 1997 from the merger of HFS and CUC International. When certain of CUC's accounting practices came into question in April, the stock price was cut in half. The business units appear to have robust trends and are in sectors that we believe to be vibrant, such as housing and travel--so at the end of June, the Fund continued to hold the stock. But the overall impact of the news was negative for the Fund's performance.

Adaptec and MGIC declined during the reporting period, although we sold the Fund's holdings in MGIC at a profit from the original purchase price. Eli Lilly also underperformed expectations, when the benefits of an osteoporosis drug proved less dramatic than some investors anticipated.

What do you believe were the best decisions you made for the Fund during the first half of 1998?

Sticking to our disciplines and proactively reviewing every stock in the portfolio. We decided to increase the Fund's weighting in the securities we felt most confident about, within our diversification guidelines. That led us to increase the Fund's holdings in companies

================================================================================

such as Lucent Technologies, which were strongly positive.

We also believe our decision to reduce technology and energy stocks helped the Fund. Sticking with the Fund's heavy exposure to domestic retailers and financial firms helped performance in a low interest-rate environment that stimulated consumer spending and loan activity.

Were there any decisions you made that you now regret?

Of course, in hindsight, we wish we hadn't held the Fund's position in Cendant in April, but we could never have foreseen the difficulties the company faced. We would have liked for the Fund to have had zero energy exposure, but we're glad we sold the stocks we did.

Which sectors did the Fund emphasize during the first half of the year?

We're bottom-up investors who select stocks on their individual merits. As a result of this approach, the Fund was overweighted in communications. Although this sector underperformed as a whole, the Fund's communications holdings returned more than 60% in the first half of the year. We were also heavy in consumer cyclicals, such as retailers and restaurants, automotive stocks, and housing, which--with the exception of Cendant--were generally positive for the Fund's performance.

Being overweighted in technology stocks was beneficial, primarily because the Fund invested in companies with proprietary products. Over the reporting period, we decreased the Fund's exposure in light of the impact Asian difficulties had on technology production and the declining interest in commodity-type products such as memory chips and adapter cards.

The Fund was also overweighted in financial stocks, although the companies it held underperformed the market in general. Several were tied up in merger transactions and may perform well when the deals are completed.

Were there sectors where the Fund was underweighted?

During the reporting period, the Fund was underweighted in basic materials and capital goods, which was beneficial for performance. The Fund was also underweighted in consumer staples, since many of the companies didn't meet our growth criteria. While this sector underperformed in general, the Fund's holdings in consumer staples outperformed the market.

Our decision to be underweighted in energy, utilities, and transportation stocks generally had a positive impact on the Fund's performance.

What is your outlook for the future?

We believe the domestic economy is slowing down and may continue to do so as we begin to feel the full impact of Asian difficulties. That could result in lower corporate profits, which may have a generally positive effect on companies with dependable earnings growth, such as proprietary technology companies, pharmaceuticals, retailers, and financial firms. Of course, it could also have a negative effect if the impact of the Asian difficulties is severe.

We anticipate low inflation and possibly even lower interest rates. Whatever the future brings, we will continue to apply our research disciplines as the Fund seeks long-term growth of capital, with dividend income, if any, as an incidental consideration.

Edmund Spelman
Rudolph Carryl
Portfolio Managers



================================================================================
   Past performance is no guarantee of future results.

                                   [GRAPHIC]

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                       GROWTH EQUITY FUND VS S&P 500 INDEX

                           INSTITUTIONAL CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

                  Growth Equity  S & P 500
1/2/91                10,000      10,000
91                    16,700      13,047
92                    17,640      14,040
93                    19,333      15,456
94                    18,901      15,660
95                    26,062      21,546
96                    31,696      26,493
97                    39,535      35,331
6/30/98               47,200      41,588

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                       GROWTH EQUITY FUND VS S&P 500 INDEX

                              SERVICE CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

                  Growth Equity  S & P 500
1/2/91                10,000      10,000
91                    16,700      13,047
92                    17,640      14,040
93                    19,333      15,456
94                    18,901      15,660
95                    25,990      21,546
96                    31,529      26,493
97                    39,245      35,331
6/30/98               46,786      41,588

o Growth Equity Fund  -- S&P 500
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 1/2/91.


                                               Total Return*               SEC Average Annual Total Return*
PERFORMANCE                                as of June 30, 1998                   as of June 30, 1998
----------------------------------------------------------------------------------------------------------------

                                               Year to Date            One Year      Five Year   Since Inception
----------------------------------------------------------------------------------------------------------------
Growth Equity Fund Institutional Class            19.39%                31.46%        21.72%         22.98%
Growth Equity Fund Service Class+                 19.22%                31.21%        21.51%         22.84%
Average Lipper Growth Fund                        15.10%                25.38%        18.91%         18.79%
S&P 500 Stock Index                               17.71%                30.15%        23.08%         20.93%


YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           Institutional Class Shares

                                              Total Return
            Year end                               %*
            --------                          ------------
              1991                               67.00
              1992                                5.63
              1993                                9.59
              1994                               -2.23
              1995                               37.88
              1996                               21.62
              1997                               24.73
              1998 (as of 6/30/98)               19.39


================================================================================

PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1998)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

--------------------------------------------------------------------------------

Common Stocks                                                           97.23%
Cash, Equivalents & Other Assets                                         2.77%++


================================================================================

TOP 10 HOLDINGS
(% of net assets as of June 30, 1998)

--------------------------------------------------------------------------------

 1. Tyco International Ltd.                                                3.56%
 2. Lucent Technologies, Inc.                                              3.54%
 3. SunAmerica Inc.                                                        3.17%
 4. Schering-Plough Corp.                                                  3.09%
 5. Travelers Group Inc.                                                   3.00%
 6. Cisco Systems, Inc.                                                    2.80%
 7. Medtronic, Inc.                                                        2.68%
 8. Microsoft Corp.                                                        2.53%
 9. Lilly (Eli) and Co.                                                    2.49%
10. American International Group, Inc.                                     2.37%

================================================================================

TOP 5 INDUSTRY
Holdings
(% of net assets as of June 30, 1998)
--------------------------------------------------------------------------------

1. Retail                                                                 14.16%
2. Financial Services                                                     11.65%
3. Drugs                                                                   9.97%
4. Computer Software                                                       7.84%
5. Medical Equipment                                                       6.39%


================================================================================
* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

++   Adjusted for liabilities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

COMMON STOCKS (97.2%)+

                                                         SHARES       VALUE

                    -----------------------------------------------------------
BANKS (5.4%)
NationsBank Corp. ....................................     175,000 $ 13,387,500
Norwest Corp. ........................................     306,100   11,440,487
SouthTrust Corp. .....................................     145,500    6,329,250
Summit Bancorp........................................     157,000    7,457,500
Washington Mutual Inc. ...............................     166,200    7,219,312
                                                                   ------------
                                                                     45,834,049
                                                                   ------------
BROADCASTING (1.6%)
Chancellor Media Corp. (a)............................     129,600    6,435,456
Clear Channel Communications, Inc. (a)................      65,000    7,093,125
                                                                   ------------
                                                                     13,528,581
                                                                   ------------
BUILDINGS (0.7%)
Oakwood Homes Corp. ..................................     210,000    6,300,000
                                                                   ------------
COMPUTER SOFTWARE (7.8%)
Computer Associates International, Inc................     291,600   16,202,025
Compuware Corp. (a)...................................     387,300   19,800,712
Microsoft Corp. (a)...................................     200,000   21,675,000
Oracle Corp. (a)......................................     383,625    9,422,789
                                                                   ------------
                                                                     67,100,526
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT (4.4%)
EMC Corp. (a).........................................     333,000   14,922,562
Hewlett-Packard Co. ..................................     115,800    6,933,525
Sun Microsystems (a)..................................     371,000   16,115,312
                                                                   ------------
                                                                     37,971,399
                                                                   ------------
CONSUMER DURABLES (1.8%)
Harley-Davidson, Inc. ................................     398,000   15,422,500
                                                                   ------------
CONSUMER SERVICES (3.0%)
Cendant Corp. (a).....................................     706,910   14,756,746
Service Corp. International...........................     256,000   10,976,000
                                                                   ------------
                                                                     25,732,746
                                                                   ------------
COSMETICS (2.3%)
Colgate-Palmolive Co. ................................      59,300    5,218,400
Gillette Co. .........................................     250,000   14,171,875
                                                                   ------------
                                                                     19,390,275
                                                                   ------------
DRUGS (10.0%)
Elan Corp. PLC ADR (a)(b).............................     203,000   13,055,437
Lilly (Eli) & Co. ....................................     323,000   21,338,187
Merck & Co., Inc. ....................................     123,000   16,451,250
Pfizer Inc. ..........................................      74,000    8,042,875
Schering-Plough Corp. ................................     288,500   26,433,813
                                                                   ------------
                                                                     85,321,562
                                                                   ------------

--------
+ Percentages indicated are based on Fund net assets.

                                                         SHARES       VALUE

                    -----------------------------------------------------------
ENERGY (0.5%)
British Petroleum Co., PLC ADR (b)....................      51,484 $  4,543,463
                                                                   ------------
FINANCIAL SERVICES (11.7%)
Associates First Capital Corp. Class A................     156,300   12,015,563
Equifax Inc. .........................................     241,000    8,751,313
Fannie Mae............................................     197,600   12,004,200
Household International, Inc. ........................     270,000   13,432,500
MGIC Investment Corp. ................................      11,760      671,055
SunAmerica Inc. ......................................     472,500   27,139,219
Travelers Group Inc. .................................     423,197   25,656,318
                                                                   ------------
                                                                     99,670,168
                                                                   ------------
HEALTH CARE (5.2%)
Cardinal Health Inc. .................................     117,000   10,968,750
HEALTHSOUTH Corp. (a).................................     472,200   12,601,838
Tenet Healthcare Corp. (a)............................     329,775   10,305,469
United Healthcare Corp. ..............................     165,500   10,509,250
                                                                   ------------
                                                                     44,385,307
                                                                   ------------
INDUSTRIAL (5.1%)
Illinois Tool Works Inc. .............................     198,600   13,244,138
Tyco International Ltd. ..............................     483,000   30,429,000
                                                                   ------------
                                                                     43,673,138
                                                                   ------------
INSURANCE (3.9%)
American International Group, Inc. ...................     138,825   20,268,450
Conseco, Inc. ........................................     284,100   13,281,675
                                                                   ------------
                                                                     33,550,125
                                                                   ------------
LEISURE (0.4%)
Mirage Resorts Inc. (a)...............................     167,400    3,567,713
                                                                   ------------
MATERIALS/PROCESSING (1.0%)
Monsanto Co. .........................................     160,900    8,990,287
                                                                   ------------
MEDICAL EQUIPMENT (6.4%)
Guidant Corp. ........................................     215,400   15,360,713
Johnson & Johnson.....................................     222,504   16,409,670
Medtronic, Inc. ......................................     359,600   22,924,500
                                                                   ------------
                                                                     54,694,883
                                                                   ------------
OIL SERVICES (0.4%)
Halliburton Co. ......................................      68,000    3,030,250
                                                                   ------------
POLLUTION CONTROL (1.6%)
USA Waste Services Inc. (a)...........................     285,300   14,086,688
                                                                   ------------
RETAIL (14.2%)
Bed Bath & Beyond, Inc. (a)...........................     204,700   10,606,019
CVS Corp. ............................................     338,400   13,176,450
Dollar General Corp. .................................     273,437   10,817,851

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

COMMON STOCKS (Continued)


                                                         SHARES       VALUE

                    -----------------------------------------------------------
RETAIL (Continued)
Home Depot, Inc. (The)................................     229,450 $ 19,058,691
Kohl's Corp. (a)......................................     380,000   19,712,500
Kroger Co. (a)........................................     278,000   11,919,250
Safeway Inc. (a)......................................     488,200   19,863,638
Staples, Inc. (a).....................................     554,000   16,031,375
                                                                   ------------
                                                                    121,185,774
                                                                   ------------
TECHNOLOGY (4.0%)
Cisco Systems, Inc. (a)...............................     259,950   23,931,647
Intel Corp. ..........................................     134,200    9,947,575
                                                                   ------------
                                                                     33,879,222
                                                                   ------------
TELECOMMUNICATION EQUIPMENT (3.5%)
Lucent Technologies Inc. .............................     363,900   30,271,931
                                                                   ------------
TELECOMMUNICATION SERVICES (2.3%)
WorldCom, Inc. (a)....................................     409,088   19,815,200
                                                                   ------------
Total Common Stocks (Cost $412,912,985)...............              831,945,787
                                                                   ------------

SHORT-TERM
INVESTMENT (2.4%)

                                                    PRINCIPAL
                                                     AMOUNT        VALUE

                    ------------------------------------------------------------
COMMERCIAL PAPER (2.4%)
Prudential Funding Corp. 6.30%, due 7/1/98........ $20,565,000  $ 20,565,000
                                                                ------------
Total Short-Term Investment (Cost $20,565,000)....                20,565,000
                                                                ------------
Total Investments (Cost $433,477,985) (c).........        99.6%  852,510,787 (d)
Cash and Other Assets,
 Less Liabilities.................................         0.4     3,101,872
                                                   -----------  ------------
Net Assets........................................       100.0% $855,612,659
                                                   ===========  ============

--------
(a) Non-income producing security.
(b) ADR-American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At June 30, 1998 net unrealized appreciation was $419,032,802 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $421,315,833 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,283,031.
 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
GROWTH EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of June 30, 1998 (Unaudited)           For the six months ended June 30,
                                          1998 (Unaudited)

ASSETS:
 Investment in securities, at value
  (identified cost $433,477,985)................................. $852,510,787
 Cash............................................................        2,728
 Receivables:
 Investment securities sold......................................   26,422,870
 Dividends.......................................................      283,455
 Fund shares sold................................................       10,708
                                                                  ------------
   Total assets..................................................  879,230,548
                                                                  ------------
LIABILITIES:
 Payables:
 Investment securities purchased.................................   21,755,506
 Fund shares redeemed............................................    1,173,137
 Mainstay Management.............................................      577,541
 Transfer agent..................................................       30,711
 Custodian.......................................................       29,040
 Accrued expenses................................................       51,954
                                                                  ------------
   Total liabilities.............................................   23,617,889
                                                                  ------------
 Net assets...................................................... $855,612,659
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class............................................. $     27,764
 Institutional Service Class.....................................          426
 Additional paid-in capital......................................  409,360,323
 Accumulated net investment loss.................................   (1,319,317)
 Accumulated undistributed net realized gain on investments......   28,510,661
 Net unrealized appreciation on investments......................  419,032,802
                                                                  ------------
 Net assets...................................................... $855,612,659
                                                                  ============
Institutional Class
 Net assets applicable to outstanding shares..................... $842,788,099
                                                                  ============
 Shares of capital stock outstanding.............................   27,764,211
                                                                  ============
 Net asset value per share outstanding........................... $      30.36
                                                                  ============
Institutional Service Class
 Net assets applicable to outstanding shares..................... $ 12,824,560
                                                                  ============
 Shares of capital stock outstanding.............................      426,216
                                                                  ============
 Net asset value per share outstanding........................... $      30.09
                                                                  ============

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $  1,941,583
 Interest.........................................................      424,670
                                                                   ------------
   Total income...................................................    2,366,253
                                                                   ------------
 Expenses:
 Management.......................................................    3,330,910
 Transfer agent...................................................      139,218
 Shareholder communication........................................       64,426
 Professional.....................................................       54,489
 Custodian........................................................       33,745
 Registration.....................................................       20,425
 Service..........................................................       14,762
 Directors........................................................        9,262
 Miscellaneous....................................................       18,333
                                                                   ------------
   Total expenses.................................................    3,685,570
                                                                   ------------
 Net investment loss..............................................   (1,319,317)
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments.................................   19,667,073
 Net change in unrealized appreciation on investments.............  120,303,044
                                                                   ------------
 Net realized and unrealized gain on investments..................  139,970,117
                                                                   ------------
 Net increase in net assets resulting from operations............. $138,650,800
                                                                   ============

--------
(a) Dividends recorded net of foreign withholding taxes of $3,079.
 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                       1998          1997
                                                   ------------  -------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment loss.............................. $ (1,319,317) $  (2,035,692)
 Net realized gain on investments.................   19,667,073     58,052,272
 Net change in unrealized appreciation on
  investments.....................................  120,303,044     84,067,993
                                                   ------------  -------------
 Net increase in net assets resulting from
  operations......................................  138,650,800    140,084,573
                                                   ------------  -------------
 Distributions to shareholders:
 From net realized gain on investments:
  Institutional Class.............................          --     (49,601,396)
  Institutional Service Class.....................          --        (761,884)
                                                   ------------  -------------
   Total distributions to shareholders............          --     (50,363,280)
                                                   ------------  -------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class.............................   65,195,172    191,569,771
  Institutional Service Class.....................    1,401,101      3,838,239
 Net asset value of shares issued to shareholders
  in reinvestment of distributions:
  Institutional Class.............................          --      49,596,146
  Institutional Service Class.....................          --         691,022
                                                   ------------  -------------
                                                     66,596,273    245,695,178
 Cost of shares redeemed:
  Institutional Class.............................  (59,049,169)  (170,865,746)
  Institutional Service Class.....................   (1,323,288)    (1,866,670)
                                                   ------------  -------------
  Increase in net assets derived from capital
   share transactions.............................    6,223,816     72,962,762
                                                   ------------  -------------
  Net increase in net assets......................  144,874,616    162,684,055
NET ASSETS:
 Beginning of period..............................  710,738,043    548,053,988
                                                   ------------  -------------
 End of period ................................... $855,612,659  $ 710,738,043
                                                   ============  =============
 Accumulated net investment loss at end of period. $ (1,319,317)           --
                                                   ============  =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                   INSTITUTIONAL
                                                   INSTITUTIONAL      SERVICE
                                                       CLASS           CLASS
                                                   -------------   -------------
                                                        SIX MONTHS ENDED
                                                         JUNE 30, 1998*
                                                   -----------------------------

Net asset value at beginning of period...........    $  25.43        $  25.24
                                                     --------        --------
Net investment income (loss).....................       (0.05)(a)       (0.08)(a)
Net realized and unrealized gain (loss) on
 investments.....................................        4.98            4.93
                                                     --------        --------
Total from investment operations.................        4.93            4.85
                                                     --------        --------
Less dividends and distributions:
From net investment income.......................         --              --
From net realized gain on investments............         --              --
In excess of net investment income...............         --              --
In excess of net realized gain on investments....         --              --
                                                     --------        --------
Total dividends and distributions................         --              --
                                                     --------        --------
Net asset value at end of period.................    $  30.36        $  30.09
                                                     ========        ========
Total investment return (c)......................       19.39%          19.22%
Ratios (to average net assets)/Supplemental Data:
 Net investment income (loss)....................       (0.33%)+        (0.58%)+
 Net expenses....................................        0.94% +         1.19% +
 Expenses (before reimbursement).................        0.94% +         1.19% +
Portfolio turnover rate..........................          11%             11%
Net assets at end of period (in 000's)...........    $842,788        $ 12,825

--------
 * Unaudited.
 + Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Less than one cent per share.
(c) Total return is not annualized.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

                INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
    CLASS           CLASS           CLASS           CLASS           CLASS           CLASS       INSTITUTIONAL CLASS
-------------   -------------   -------------   -------------   -------------   -------------   -----------------------
                                        YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------
           1997                            1996                            1995                   1994          1993
-----------------------------   -----------------------------   -----------------------------   ---------     ---------

  $  21.99        $  21.88        $  18.84        $  18.80        $  13.68        $  13.68      $   14.40     $   14.71
  --------        --------        --------        --------        --------        --------      ---------     ---------
     (0.08)(a)       (0.14)(a)       (0.06)(a)       (0.11)(a)        0.02           (0.01)          0.01         (0.01)
      5.45            5.43            4.14            4.12            5.16            5.14          (0.33)         1.41
  --------        --------        --------        --------        --------        --------      ---------     ---------
      5.37            5.29            4.08            4.01            5.18            5.13          (0.32)         1.40
  --------        --------        --------        --------        --------        --------      ---------     ---------
       --              --              --              --            (0.02)          (0.01)         (0.01)          --
     (1.93)          (1.93)          (0.93)          (0.93)            --              --           (0.39)        (1.68)
       --              --              --              --            (0.00)(b)       (0.00)(b)        --            --
       --              --              --              --            (0.00)(b)       (0.00)(b)      (0.00)(b)     (0.03)
  --------        --------        --------        --------        --------        --------      ---------     ---------
     (1.93)          (1.93)          (0.93)          (0.93)          (0.02)          (0.01)         (0.40)        (1.71)
  --------        --------        --------        --------        --------        --------      ---------     ---------
  $  25.43        $  25.24        $  21.99        $  21.88        $  18.84        $  18.80      $   13.68     $   14.40
  ========        ========        ========        ========        ========        ========      =========     =========
     24.73%          24.50%          21.62%          21.29%          37.88%          37.50%         (2.23%)        9.59%
     (0.31%)         (0.56%)         (0.27%)         (0.52%)          0.12%          (0.13%)         0.04%        (0.07%)
      0.93%           1.18%           0.92%           1.17%           0.93%           1.18%          0.92%         0.90%
      0.93%           1.18%           0.92%           1.17%           0.93%           1.18%          0.92%         0.93%
        36%             36%             22%             22%             33%             33%            37%           81%
  $700,070        $ 10,668        $541,212        $  6,842        $412,129        $  2,729      $ 284,388     $ 258,751

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
================================================================================

================================================================================
               MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o The S&P 500* returned 17.71% in the first half of 1998, well above the stock market's annual historical average of 10.7%.+

o The U.S. economy continued to expand with moderate growth, increasing gross domestic product, low inflation, low unemployment, and consumer confidence.

o The Federal Reserve Board refrained from raising interest rates and the 30-year Treasury bond traded at its lowest yield since the bond was first offered over 20 years ago.

o Investors appeared to be adopting more defensive positions as evidenced by widening credit spreads and a willingness to pay a premium for more liquid issues.


================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o For the one-year period ended 6/30/98, the MainStay Institutional Indexed Equity Fund returned 29.67% and 29.31% for Institutional Class and Service Class shares, respectively.

o The Fund slightly underperformed the S&P 500 Index and exceeded the 11.75% return of the Lipper++general equity average for the six months ended 6/30/98.

o The large-capitalization stocks of which the Fund is composed retained their leadership in the first half of the year, surpassing their mid- and small-capitalization counterparts by an extraordinary margin of 9.1% and 11.6% respectively (based on the performance of the S&P 400 MidCap (S) and S&P 600 SmallCap|| Indexes).

o The Institutional Class shares outperformed and the Service Class shares underperformed the average Lipper S&P 500 Index objective fund, which returned 17.37% for the six months ended 6/30/98.


A number of factors influenced stock market returns over the first half of 1998. Primary among these was the persistence of strong economic growth and low inflation in the United States. First quarter reports indicated that Gross Domestic Product (GDP) was increasing at a rate in excess of 5% a year, well above what most economists


--------------------------------------------------------------------------------
Inflation An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Gross Domestic Product The market value of the goods and services produced by labor and property.
--------------------------------------------------------------------------------


================================================================================

* The "S&P 500(R)" is a registered trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Monitor Capital Advisors, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's(R) and Standard & Poor's(R) makes no representation regarding the advisability of purchasing the product. The S&P 500(R) is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

++ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

(S) S&P 400 MidCap Index is an index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

|| S&P 600 SmallCap Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

================================================================================

consider sustainable. At the same time, consumer confidence was strong, capital expenditures continued unabated, and unemployment fell to its lowest level in 20 years.

In the past, the Federal Reserve Board has often reacted to such rapid growth by raising short-term interest rates--the rates at which corporations borrow money to fund the growth of their business. In so doing, the Federal Reserve Board would hope to head off inflation by slowing the economy before price pressure has an opportunity to mount. In the first half of 1998, however, there were few signs of inflationary pressure. Consumer and producer prices remained in check, wage growth was less than that of the economy, and the price of raw materials declined. Since there seemed to be little or no threat of inflation and there were concerns that a hike in rates might strengthen the dollar and compound Asia's economic problems, the Federal Reserve Board has refrained from raising rates.

The impact of the global economy on U.S. stock prices is less easily discernible. During the first six months of 1998, Continental Europe enjoyed double digit gains--over 40% in many cases, both in local currency and U.S. dollar terms. Asia on the other hand has languished amid currency devaluations, economic turmoil, and political upheaval. For companies that export goods to the region, maintain facilities there, or compete with Asia's now less expensive products, this is certainly a negative development and may become more so in the second half of 1998. But for manufacturers that import raw materials and for the consumers of these goods, it has been a windfall.

The S&P 500 is a broad index, and its performance was affected by a variety of other factors. In this overall market environment, however, the S&P 500 climbed 17.71% in the first six months of 1998, a rate well above historic norms for an entire year.+

Given this context, how did the MainStay Institutional Indexed Equity Fund perform in the first six months of 1998?

For the six months ended 6/30/98, the MainStay Institutional Indexed Equity Fund returned 17.56% and 17.34% for Institutional Class and Service Class shares, respectively. Institutional Class shares outperformed and Service Class shares slightly underperformed the average Lipper S&P 500 Index objective fund, which returned 17.37% for the first half of 1998. Both share classes outperformed the Lipper general equity average, which returned 11.75%.

What was the primary reason the Fund underperformed the Index?

The Fund performed precisely as anticipated, closely mirroring the S&P 500 Index, but trailing by a slight margin due to expenses. The Index itself represents a hypothetical investment and does not face the day-to-day expenses associated with mutual fund investing. In addition, the Fund cannot fully replicate the Index at all times, since it must make ongoing accommodations for new investments and redemptions.

During the reporting period, which industries contributed most positively to the Fund's performance?

Makers of communications equipment (computer networking) posted the highest industry-group return of 61.8%. With a growing domestic economy, high employment, rising personal income, and strong consumer confidence during the first half of 1998, companies producing goods and services also generated strong performance. Apparel retailers were up 55.8%, with retail in general rising 50.7%, automobiles were up 50.9%, personal loans rose 37.3%, and restaurants advanced 36.5%.

Which of the Fund's individual stocks showed the strongest performance?

Capital One Financial generated the single highest gain for the period, rising 129.2%. Other strong performers were Dell Computer, up 121.0%; Apple Computer, up 118.6%; Lucent Technologies, up 108.3%; and Unisys, which rose 103.6% during the first six months of 1998.


--------------------------------------------------------------------------------
Devaluation A lowering of the value of a country's currency relative to gold and/or the currencies of other nations. Devaluation can also result from a rise in the value of other currencies relative to the currency of a particular country.
--------------------------------------------------------------------------------

================================================================================

Which industries provided the worst performance during the reporting period?

Oversupply problems and shrinking global demand proved costly for oil and gas companies in the first half of 1998. Those specializing in drilling declined 35.6%, well equipment and services stocks dropped 11.7%, and exploration & production companies fell 9.7%. At the same time, declining commodity prices drove mining companies in the metals-miscellaneous sector of the S&P 500 down 9.9%. Other industries also had disappointing results. Tobacco lost 13.9%, specialty chemicals dropped 13.0%, and railroads were down 11.1%.

Which individual stocks recorded major losses in the first half of the year?

With a decline of 49.2%, National Semiconductor was the worst-performing stock in the Index during the reporting period. Semiconductor manufacturers suffered from declining demand and writeoffs on Asian operations. IKON Office Solutions fell 48.2% when it preannounced a quarterly earnings shortfall and Cendant Corp. dropped 39.3% when accounting practices at its CUC International subsidiary came into question. Rounding out the five worst-performing issues were Rowan Companies, down 36.3%, and Helmerich and Payne, which lost 34.4% in the first half of 1998.

What is your outlook for the second half of 1998 and beyond?

Securities markets are inherently unpredictable, particularly in the short term. But taking a longer-term perspective, the bull market we have enjoyed the last fifteen years is without precedent. By most traditional yardsticks, (price-to-earnings ratios, price to book values, dividend yield, capitalization to GDP), current stock valuations are extremely high in historical terms. We believe it may be unlikely that stock returns in the coming decade will bear much resemblance to those investors have enjoyed in recent years.

The past six months have even provided some indications that the good times could be coming to an end sooner than we might wish. The credit spread between Treasury bonds and comparable-duration investment-grade debt widened noticeably, suggesting a flight to quality. As a result, large companies which are highly liquid and easy to sell in the event of a downturn have had stronger performance than smaller, less liquid stocks.

The Fund will seek to track the total return performance of the S&P 500, with dividends reinvested, whether the market moves up or down.

James A. Mehling, CFA
Portfolio Manager


--------------------------------------------------------------------------------
Supply and demand/ Oversupply In the stock market, an oversupply of a product or service can reduce demand and lower stock prices. When demand increases relative to supply, stock prices may recover.

Price-to-earnings ratio Price of a stock relative to its earnings per share.

Price to book value Price of a stock relative to its book value per share.

Dividend yield Annual percentage return earned by an investor on a common or preferred stock.

Credit spread The yield differential between debt securities of issuers with varying credit ratings. Credit spread may refer to the extra yield investors demand for holding investment-grade corporate bonds rather than the debt of the United States Treasury (considered to be free of default risk).

Flight to quality When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.
--------------------------------------------------------------------------------


================================================================================
Past performance is no guarantee of future results.

                                   [GRAPHIC]

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      INDEXED EQUITY FUND VS S&P 500 INDEX

                           INSTITUTIONAL CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

  Year          Indexed Equity      S&P 500
  ----          --------------      -------
1/2/91              10,000           10,000
91                  12,980           13,047
92                  13,913           14,040
93                  15,222           15,456
94                  15,359           15,660
95                  21,024           21,546
96                  25,769           26,493
97                  34,241           35,331
6/30/98             40,254           41,588


                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      INDEXED EQUITY FUND VS S&P 500 INDEX

                              SERVICE CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================


  Year          Indexed Equity      S&P 500
  ----          --------------      -------
1/2/91              10,000           10,000
91                  12,980           13,047
92                  13,913           14,040
93                  15,222           15,456
94                  15,359           15,660
95                  20,995           21,546
96                  25,659           26,493
97                  34,024           35,331
6/30/98             39,924           41,588


o Indexed Equity Fund  -- S&P 500 Index
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 1/2/91.


                                              Total Return*                     SEC Average Annual Total Return*
PERFORMANCE                                as of June 30, 1998                         as of June 30, 1998
------------------------------------------------------------------------------------------------------------------------
                                               Year to Date                    One Year      Five Year   Since Inception
------------------------------------------------------------------------------------------------------------------------
Indexed Equity Fund Institutional Class           17.56%                        29.67%        22.59%         20.40%
Indexed Equity Fund Service Class+                17.34%                        29.31%        22.39%         20.27%
Average Lipper S&P 500 Index Fund                 17.37%                        29.39%        22.55%         20.39%
S&P 500 Stock Index                               17.71%                        30.15%        23.08%         20.93%


YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           Institutional Class Shares

                                              Total Return
            Year end                               %*
            --------                          ------------
              1991                               29.80
              1992                                7.19
              1993                                9.41
              1994                                0.90
              1995                               36.88
              1996                               22.57
              1997                               32.88
              1998 (as of 6/30/98)               17.56


================================================================================

PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1998)

--------------------------------------------------------------------------------

Common Stocks                                                             99.69%
Cash, Equivalents & Other Assets                                         0.31%++

================================================================================

TOP 10 HOLDINGS
(% of net assets as of June 30, 1998)

--------------------------------------------------------------------------------

 1. General Electric Co.                                                   3.29%
 2. Microsoft Corp.                                                        2.97%
 3. Coca-Cola Co. (The)                                                    2.34%
 4. Exxon Corp.                                                            1.94%
 5. Merck & Co., Inc.                                                      1.78%
 6. Pfizer Inc.                                                            1.58%
 7. Wal-Mart Stores, Inc.                                                  1.51%
 8. Intel Corp.                                                            1.40%
 9. Procter & Gamble Co. (The)                                             1.36%
10. Royal Dutch Petroleum Co.                                              1.30%


================================================================================

TOP 5 INDUSTRY
Holdings
(% of net assets as of June 30, 1998)
--------------------------------------------------------------------------------

1. Oil-Integrated International                                            5.31%
2. Drugs                                                                   5.17%
3. Computer Software & Services                                            4.57%
4. Health Care-Diversified                                                 4.51%
5. Major Regional Banks                                                    4.36%


================================================================================
* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

     Unlike other funds which generally seek to "beat" the market, index funds seek to track their respective indices.

++   Adjusted for liabilities.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

COMMON STOCKS (99.7%)+

                                                         SHARES      VALUE

                    -----------------------------------------------------------
AEROSPACE/DEFENSE (1.4%)
Boeing Co. (The)........................................ 147,933 $    6,592,264
General Dynamics Corp. .................................  18,509        860,669
Lockheed Martin Corp. ..................................  28,528      3,020,402
Northrop Grumman Corp. .................................   9,804      1,011,038
Raytheon Co. Class B....................................  49,639      2,934,905
Rockwell International Corp. ...........................  28,752      1,381,893
United Technologies Corp. ..............................  33,645      3,112,163
                                                                 --------------
                                                                     18,913,334
                                                                 --------------
AIRLINES (0.4%)
AMR Corp. (a)...........................................  26,743      2,226,354
Delta Air Lines, Inc. ..................................  11,022      1,424,594
Southwest Airlines Co. .................................  32,681        968,175
US Airways Group, Inc. (a)..............................  14,788      1,171,949
                                                                 --------------
                                                                      5,791,072
                                                                 --------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. ....................................  33,273        919,167
Aluminum Co. of America.................................  24,684      1,627,601
Reynolds Metals Co. ....................................  10,497        587,176
                                                                 --------------
                                                                      3,133,944
                                                                 --------------
AUTO PARTS & EQUIPMENT (0.2%)
Cooper Tire & Rubber Co. ...............................  11,537        237,951
Echlin Inc. ............................................   9,343        458,391
Genuine Parts Co. ......................................  26,229        906,540
Goodyear Tire & Rubber Co. (The)........................  23,053      1,485,477
                                                                 --------------
                                                                      3,088,359
                                                                 --------------
AUTOMOBILES (1.7%)
Chrysler Corp. .........................................  94,456      5,324,957
Ford Motor Co. ......................................... 177,610     10,478,990
General Motors Corp. ...................................  97,893      6,540,476
                                                                 --------------
                                                                     22,344,423
                                                                 --------------
BEVERAGES--ALCOHOLIC (0.5%)
Anheuser-Busch Cos., Inc. ..............................  71,148      3,357,296
Brown-Forman Corp. Class B..............................  10,065        646,676
Coors (Adolph) Co. Class B..............................   5,307        180,438
Seagram Co. Ltd. (The)..................................  50,736      2,077,005
                                                                 --------------
                                                                      6,261,415
                                                                 --------------
BEVERAGES--SOFT DRINKS (3.0%)
Coca-Cola Co. (The) (d)................................. 361,545     30,912,098
PepsiCo, Inc. .......................................... 218,257      8,989,460
                                                                 --------------
                                                                     39,901,558
                                                                 --------------
BROADCAST/MEDIA (1.1%)
CBS Corp. (a)........................................... 105,154      3,338,640
Clear Channel
 Communications, Inc. (a)...............................  18,084      1,973,417

--------
+ Percentages indicated are based on Fund net assets.

                                                         SHARES      VALUE

                    -----------------------------------------------------------
BROADCAST/MEDIA (Continued)
Comcast Corp. Special Class A...........................  54,038 $    2,193,608
MediaOne Group Inc. (a).................................  89,148      3,916,940
Tele-Communications, Inc. Series A TCI Group (a)........  74,262      2,854,445
                                                                 --------------
                                                                     14,277,050
                                                                 --------------
BUILDING MATERIALS (0.2%)
Masco Corp. ............................................  24,924      1,507,902
Owens Corning...........................................   7,850        320,378
Sherwin-Williams Co. (The)..............................  25,319        838,692
                                                                 --------------
                                                                      2,666,972
                                                                 --------------
CHEMICALS (2.0%)
Air Products & Chemicals, Inc. .........................  34,323      1,372,920
Dow Chemical Co. (The)..................................  32,928      3,183,726
Du Pont (E.I.) De Nemours & Co. ........................ 165,224     12,329,841
Eastman Chemical Co. ...................................  11,535        718,053
Goodrich (B.F.) Co. (The)...............................  10,681        530,044
Hercules Inc. ..........................................  13,894        571,391
Monsanto Co. ...........................................  87,723      4,901,523
Praxair, Inc. ..........................................  23,111      1,081,884
Rohm & Haas Co. ........................................   8,867        921,614
Union Carbide Corp. ....................................  19,952      1,064,938
                                                                 --------------
                                                                     26,675,934
                                                                 --------------
CHEMICALS--DIVERSIFIED (0.3%)
Avery Dennison Corp. ...................................  17,160        922,350
Engelhard Corp. ........................................  21,118        427,639
FMC Corp. (a)...........................................   5,049        344,279
PPG Industries, Inc. ...................................  25,925      1,803,408
                                                                 --------------
                                                                      3,497,676
                                                                 --------------
CHEMICALS--SPECIALTY (0.1%)
Grace (W.R.) & Co. (a)..................................  11,156        190,349
Great Lakes Chemical Corp. .............................   8,608        339,478
Morton International, Inc. .............................  19,089        477,225
Nalco Chemical Co. .....................................   9,699        340,677
Sigma-Aldrich Corp. ....................................  14,695        516,162
                                                                 --------------
                                                                      1,863,891
                                                                 --------------
COMMUNICATION--EQUIPMENT MANUFACTURERS (3.2%)
Andrew Corp. (a)........................................  12,926        233,476
Ascend Communications, Inc. (a).........................  28,203      1,397,811
Bay Networks, Inc. (a)..................................  32,475      1,047,319
Cabletron Systems, Inc. (a).............................  23,194        311,669
Cisco Systems, Inc. (a)................................. 149,640     13,776,233
DSC Communications Corp. (a)............................  17,349        520,470
General Instrument Corp. (a)............................  21,963        597,119
Lucent Technologies Inc. ............................... 192,038     15,975,161
Northern Telecom Ltd. ..................................  76,225      4,325,769
Scientific-Atlanta, Inc. ...............................  11,556        293,234
Tellabs, Inc. (a).......................................  26,671      1,910,310
3Com Corp. (a)..........................................  52,031      1,596,701
                                                                 --------------
                                                                     41,985,272
                                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                       SHARES      VALUE

                    ---------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (4.6%)
Adobe Systems Inc. ...................................   9,746 $      413,596
Autodesk, Inc. .......................................   6,817        263,307
Automatic Data Processing, Inc. ......................  44,112      3,214,662
Ceridian Corp. (a)....................................  10,621        623,984
Computer Associates International, Inc. ..............  79,929      4,441,055
Computer Sciences Corp. (a)...........................  22,831      1,461,184
Equifax Inc. .........................................  21,687        787,509
First Data Corp. .....................................  65,343      2,176,738
HBO & Co. ............................................  62,948      2,218,917
Microsoft Corp. (a)(d)................................ 360,796     39,101,267
Novell, Inc. (a)......................................  51,452        656,013
Oracle Corp. (a)...................................... 142,484      3,499,763
Parametric Technology Corp. (a).......................  39,569      1,073,309
Shared Medical Systems Corp. .........................   3,808        279,650
                                                               --------------
                                                                   60,210,954
                                                               --------------
COMPUTER SYSTEMS (3.8%)
Apple Computer, Inc. (a)..............................  19,493        559,205
Compaq Computer Corp. ................................ 241,929      6,864,735
Data General Corp. (a)................................   7,112        106,236
Dell Computer Corp. (a)...............................  94,329      8,754,911
EMC Corp. (a).........................................  72,846      3,264,411
Gateway 2000, Inc. (a)................................  22,709      1,149,643
Hewlett-Packard Co. .................................. 151,652      9,080,164
International Business Machines Corp. ................ 138,008     15,845,044
Seagate Technology, Inc. (a)..........................  35,600        847,725
Silicon Graphics, Inc. (a)............................  27,617        334,856
Sun Microsystems, Inc. (a)............................  55,459      2,409,000
Unisys Corp. (a)......................................  36,800      1,039,600
                                                               --------------
                                                                   50,255,530
                                                               --------------
CONGLOMERATES (0.2%)
Tenneco Inc. .........................................  24,799        943,912
Textron Inc. .........................................  23,942      1,716,342
                                                               --------------
                                                                    2,660,254
                                                               --------------
CONTAINERS--METAL & GLASS (0.2%)
Ball Corp. ...........................................   4,414        177,388
Crown Cork & Seal Co., Inc. ..........................  18,191        864,072
Owens-Illinois, Inc. (a)..............................  22,587      1,010,768
                                                               --------------
                                                                    2,052,228
                                                               --------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ......................................   7,814        319,397
Stone Container Corp. (a).............................  14,629        228,579
Temple-Inland Inc. ...................................   8,230        443,391
                                                               --------------
                                                                      991,367
                                                               --------------
COSMETICS (0.9%)
Alberto-Culver Co. Class B............................   8,352        242,208
Avon Products, Inc. ..................................  19,258      1,492,495
Gillette Co. (The).................................... 164,487      9,324,357

                                                         SHARES      VALUE

                    -----------------------------------------------------------
COSMETICS (Continued)
International Flavors & Fragrances Inc. ................  15,762 $      684,662
                                                                 --------------
                                                                     11,743,722
                                                                 --------------
DRUGS (5.2%)
Lilly (Eli) & Co. ...................................... 162,175     10,713,686
Merck & Co., Inc. ...................................... 175,044     23,412,135
Pfizer Inc. ............................................ 191,205     20,781,593
Pharmacia & Upjohn, Inc. ...............................  74,331      3,428,518
Schering-Plough Corp. .................................. 107,455      9,845,564
                                                                 --------------
                                                                     68,181,496
                                                                 --------------
ELECTRIC POWER COMPANIES (2.4%)
Ameren Corp. ...........................................  20,134        800,327
American Electric Power Co., Inc. ......................  27,854      1,263,875
Baltimore Gas & Electric Co. ...........................  21,649        672,472
Carolina Power & Light Co. .............................  22,182        962,144
Central & South West Corp. .............................  31,061        834,764
Cinergy Corp. ..........................................  23,087        808,045
Consolidated Edison, Inc. ..............................  34,502      1,589,248
Dominion Resources, Inc. ...............................  28,688      1,169,036
DTE Energy Co. .........................................  21,208        856,273
Duke Energy Corp. ......................................  52,734      3,124,490
Edison International....................................  52,993      1,566,606
Entergy Corp. ..........................................  36,063      1,036,811
FirstEnergy Corp. ......................................  33,775      1,038,581
FPL Group, Inc. ........................................  26,526      1,671,138
GPU, Inc. ..............................................  18,770        709,741
Houston Industries Inc. ................................  43,258      1,335,591
Niagara Mohawk Power
 Corp. (a)..............................................  24,431        364,938
Northern States Power Co. ..............................  22,103        632,698
PacifiCorp..............................................  43,500        984,188
PECO Energy Co. ........................................  32,564        950,462
PG&E Corp. .............................................  55,855      1,762,923
PP&L Resources, Inc. ...................................  24,560        557,205
Public Service Enterprise Group Inc. ...................  33,963      1,169,601
Southern Co. (The)...................................... 102,066      2,825,952
Texas Utilities Co. ....................................  40,913      1,703,004
Unicom Corp. ...........................................  31,712      1,111,902
                                                                 --------------
                                                                     31,502,015
                                                                 --------------
ELECTRICAL EQUIPMENT (3.9%)
AMP Inc. ...............................................  32,087      1,102,991
Emerson Electric Co. ...................................  64,831      3,910,120
General Electric Co. (d)................................ 476,975     43,404,725
General Signal Corp. ...................................   6,345        228,420
Grainger (W.W.), Inc. ..................................  14,332        713,913
Honeywell Inc. .........................................  18,477      1,543,984
Raychem Corp. ..........................................  12,227        361,460
Thomas & Betts Corp. ...................................   7,968        392,424
                                                                 --------------
                                                                     51,658,037
                                                                 --------------
ELECTRONIC--DEFENSE (0.0%) (b)
EG&G, Inc. .............................................   6,682        200,460
                                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

COMMON STOCKS (Continued)

                                                         SHARES      VALUE

                    -----------------------------------------------------------
ELECTRONIC--INSTRUMENTATION (0.1%)
Perkin-Elmer Corp. (The)................................   7,093 $      441,096
Tektronix, Inc. ........................................   7,391        261,457
                                                                 --------------
                                                                        702,553
                                                                 --------------
ELECTRONIC--SEMICONDUCTORS (2.3%)
Advanced Micro Devices, Inc. (a)........................  21,037        358,944
Applied Materials, Inc. (a).............................  53,602      1,581,259
Intel Corp. ............................................ 248,340     18,408,202
KLA-Tencor Corp. (a)....................................  12,739        352,711
LSI Logic Corp. (a).....................................  20,629        475,756
Micron Technology, Inc. (a).............................  31,190        773,902
Motorola, Inc. .........................................  87,536      4,601,111
National Semiconductor Corp. (a)........................  24,031        316,909
Texas Instruments Inc. .................................  57,178      3,334,192
                                                                 --------------
                                                                     30,202,986
                                                                 --------------
ENGINEERING & CONSTRUCTION (0.1%)
Fluor Corp. ............................................  11,975        610,725
Foster Wheeler Corp. ...................................   5,982        128,239
                                                                 --------------
                                                                        738,964
                                                                 --------------
ENTERTAINMENT (1.6%)
King World Productions, Inc. (a)........................  10,667        272,009
Time Warner Inc. .......................................  86,523      7,392,309
Viacom Inc. Class B (a).................................  52,242      3,043,096
Walt Disney Co. (The)...................................  99,790     10,484,187
                                                                 --------------
                                                                     21,191,601
                                                                 --------------
FINANCIAL--MISCELLANEOUS (3.6%)
American Express Co. ...................................  67,500      7,695,000
American General Corp. .................................  37,105      2,641,412
Associates First Capital Corp. Class A..................  50,724      3,899,408
Capital One Financial Corp. ............................   9,500      1,179,781
Fannie Mae.............................................. 151,819      9,223,004
Franklin Resources Inc. ................................  36,992      1,997,568
Freddie Mac.............................................  99,395      4,677,778
Green Tree Financial Corp. .............................  19,654        841,437
MBIA Inc. ..............................................  14,320      1,072,210
MBNA Corp. .............................................  73,407      2,422,431
Morgan Stanley, Dean Witter, Discover & Co. ............  87,838      8,026,197
SLM Holding Corp. ......................................  24,500      1,200,500
SunAmerica Inc. ........................................  28,580      1,641,564
Transamerica Corp. .....................................   9,147      1,053,048
                                                                 --------------
                                                                     47,571,338
                                                                 --------------
FOOD DISTRIBUTORS (0.2%)
Cardinal Health, Inc. ..................................  16,122      1,511,438
SUPERVALU Inc. .........................................   8,755        388,503
SYSCO Corp. ............................................  49,474      1,267,771
                                                                 --------------
                                                                      3,167,712
                                                                 --------------

                                                       SHARES      VALUE

                    ---------------------------------------------------------
FOODS (2.4%)
Bestfoods.............................................  42,255 $    2,453,431
Campbell Soup Co. ....................................  66,484      3,531,963
ConAgra, Inc. ........................................  70,374      2,229,976
General Mills, Inc. ..................................  23,168      1,584,112
Heinz (H.J.) Co. .....................................  53,570      3,006,616
Hershey Foods Corp. ..................................  20,982      1,447,758
Kellogg Co. ..........................................  59,877      2,249,130
Quaker Oats Co. (The).................................  20,261      1,113,089
Ralston-Ralston Purina Group..........................  15,476      1,807,790
Sara Lee Corp. .......................................  68,376      3,824,783
Unilever, N.V. .......................................  93,687      7,395,417
Wrigley (Wm.) Jr. Co. ................................  16,966      1,662,668
                                                               --------------
                                                                   32,306,733
                                                               --------------
GOLD (0.2%)
Barrick Gold Corp. ...................................  54,573      1,047,119
Battle Mountain Gold Co. .............................  33,675        199,945
Homestake Mining Co. .................................  30,927        320,868
Newmont Mining Corp. .................................  22,952        542,241
Placer Dome Inc. .....................................  36,587        429,898
                                                               --------------
                                                                    2,540,071
                                                               --------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The)............................  13,889        847,229
Snap-on Inc. .........................................   8,639        313,164
Stanley Works (The)...................................  12,954        538,400
                                                               --------------
                                                                    1,698,793
                                                               --------------
HEALTH CARE--DIVERSIFIED (4.5%)
Abbott Laboratories................................... 225,943      9,235,420
Allergan, Inc. .......................................   9,555        443,113
American Home Products Corp. ......................... 192,185      9,945,574
Bristol-Myers Squibb Co. ............................. 145,694     16,745,704
Johnson & Johnson..................................... 196,837     14,516,729
Mallinckrodt Inc. ....................................  10,746        319,022
Warner-Lambert Co. ................................... 119,939      8,320,768
                                                               --------------
                                                                   59,526,330
                                                               --------------
HEALTH CARE--HMOs (0.2%)
Humana Inc. (a).......................................  24,381        760,382
United Healthcare Corp. ..............................  28,245      1,793,558
                                                               --------------
                                                                    2,553,940
                                                               --------------
HEALTH CARE--MISCELLANEOUS (0.4%)
ALZA Corp. (a)........................................  12,626        546,074
Amgen Inc. (a)........................................  37,149      2,428,616
HEALTHSOUTH Corp. (a).................................  58,681      1,566,049
Manor Care, Inc. .....................................   9,341        359,045
                                                               --------------
                                                                    4,899,784
                                                               --------------
HEAVY DUTY TRUCKS & PARTS (0.3%)
Cummins Engine Co., Inc. .............................   5,614        287,717
Dana Corp. ...........................................  15,538        831,283
Eaton Corp. ..........................................  10,479        814,742

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                       SHARES      VALUE

                    ---------------------------------------------------------
HEAVY DUTY TRUCKS & PARTS (Continued)
ITT Industries, Inc. .................................  17,391 $      649,989
Navistar International Corp. (a)......................  10,098        291,580
PACCAR Inc. ..........................................  11,424        596,904
                                                               --------------
                                                                    3,472,215
                                                               --------------
HOMEBUILDING (0.1%)
Centex Corp. .........................................   8,700        328,425
Kaufman & Broad Home Corp. ...........................   5,720        181,610
Pulte Corp. ..........................................   6,172        184,388
                                                               --------------
                                                                      694,423
                                                               --------------
HOSPITAL MANAGEMENT (0.3%)
Columbia/HCA Healthcare Corp. ........................  94,232      2,744,507
Tenet Healthcare Corp. (a)............................  45,095      1,409,219
                                                               --------------
                                                                    4,153,726
                                                               --------------
HOTEL/MOTEL (0.2%)
Harrah's Entertainment, Inc. (a)......................  14,781        343,658
Hilton Hotels Corp. ..................................  36,182      1,031,187
Marriott International, Inc. Class A..................  37,384      1,210,307
                                                               --------------
                                                                    2,585,152
                                                               --------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Armstrong World
 Industries, Inc. ....................................   5,831        392,864
Maytag Corp. .........................................  13,821        682,412
Whirlpool Corp. ......................................  10,962        753,637
                                                               --------------
                                                                    1,828,913
                                                               --------------
HOUSEHOLD PRODUCTS (2.1%)
Clorox Co. (The)......................................  15,153      1,445,217
Colgate-Palmolive Co. ................................  43,383      3,817,704
Fort James Corp. .....................................  32,303      1,437,484
Kimberly-Clark Corp. .................................  81,521      3,739,776
Procter & Gamble Co. (The)............................ 196,368     17,881,761
                                                               --------------
                                                                   28,321,942
                                                               --------------
HOUSEWARES (0.2%)
Fortune Brands, Inc. .................................  25,247        970,431
Newell Co. ...........................................  23,319      1,161,578
Rubbermaid Inc. ......................................  21,918        727,404
Tupperware Corp. .....................................   9,139        257,034
                                                               --------------
                                                                    3,116,447
                                                               --------------
INSURANCE BROKERS (0.3%)
Aon Corp. ............................................  24,609      1,728,782
Marsh & McLennan Cos., Inc. ..........................  37,443      2,262,962
                                                               --------------
                                                                    3,991,744
                                                               --------------
INVESTMENT BANK/BROKERAGE (0.6%)
Bear Stearns Cos., Inc. (The).........................  16,400        932,750
Lehman Brothers Holdings Inc. ........................  17,392      1,348,967
Merrill Lynch & Co., Inc. ............................  50,625      4,670,156
Schwab (Charles) Corp. (The)..........................  39,126      1,271,595
                                                               --------------
                                                                    8,223,468
                                                               --------------

                                                         SHARES      VALUE

                    -----------------------------------------------------------
LEISURE TIME (0.1%)
Brunswick Corp. ........................................  14,528 $      359,568
Mirage Resorts, Inc. (a)................................  26,293        560,370
                                                                 --------------
                                                                        919,938
                                                                 --------------
LIFE INSURANCE (0.5%)
Aetna Inc. .............................................  21,261      1,618,494
Conseco, Inc. ..........................................  27,373      1,279,688
Jefferson-Pilot Corp. ..................................  15,484        897,104
Lincoln National Corp. .................................  14,740      1,346,867
Torchmark Corp. ........................................  20,575        941,306
UNUM Corp. .............................................  20,229      1,122,710
                                                                 --------------
                                                                      7,206,169
                                                                 --------------
MACHINE TOOLS (0.0%) (b)
Cincinnati Milacron Inc. ...............................   5,815        141,377
                                                                 --------------
MACHINERY--DIVERSIFIED (0.7%)
Briggs & Stratton Corp. ................................   3,432        128,486
Case Corp. .............................................  10,953        528,482
Caterpillar Inc. .......................................  53,669      2,837,748
Cooper Industries, Inc. ................................  17,709        972,888
Deere & Co. ............................................  36,321      1,920,473
Harnischfeger Industries, Inc. .........................   6,989        197,876
Ingersoll-Rand Co. .....................................  24,205      1,066,533
NACCO Industries, Inc. Class A..........................   1,164        150,447
Thermo Electron Corp. (a)...............................  23,359        798,586
Timken Co. (The)........................................   9,079        279,747
                                                                 --------------
                                                                      8,881,266
                                                                 --------------
MAJOR REGIONAL BANKS (4.4%)
Banc One Corp. ......................................... 102,731      5,733,674
Bank of New York Co., Inc. (The)........................  55,022      3,339,148
BankBoston Corp. .......................................  43,014      2,392,654
BB&T Corp. .............................................  20,709      1,400,446
Comerica Inc. ..........................................  22,960      1,521,100
Fifth Third Bancorp.....................................  38,473      2,423,799
Fleet Financial Group, Inc. ............................  41,605      3,474,017
Huntington Bancshares Inc. .............................  28,162        943,427
KeyCorp.................................................  64,388      2,293,822
Mellon Bank Corp. ......................................  38,108      2,653,269
Mercantile Bancorp Inc. ................................  19,543        984,479
National City Corp. ....................................  48,073      3,413,183
Northern Trust Corp. ...................................  16,328      1,245,010
Norwest Corp. .......................................... 110,845      4,142,832
PNC Bank Corp. .........................................  44,060      2,370,979
Republic New York Corp. ................................  15,862        998,315
State Street Corp. .....................................  23,556      1,637,142
Summit Bancorp. ........................................  25,952      1,232,720
SunTrust Banks, Inc. ...................................  30,868      2,509,954
Synovus Financial Corp. ................................  38,459        913,401
U.S. Bancorp............................................ 108,748      4,676,164
Wachovia Corp. .........................................  30,184      2,550,548
Wells Fargo & Co. ......................................  12,489      4,608,441
                                                                 --------------
                                                                     57,458,524
                                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

COMMON STOCKS (Continued)

                                                         SHARES      VALUE

                    -----------------------------------------------------------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises, Inc. ............................   5,311 $      212,440
                                                                 --------------
MANUFACTURING--DIVERSIFIED (1.2%)
Aeroquip-Vickers, Inc. .................................   4,089        238,695
AlliedSignal Inc. ......................................  82,796      3,674,073
Crane Co. ..............................................   6,676        324,203
Dover Corp. ............................................  32,662      1,118,673
Illinois Tool Works Inc. ...............................  36,579      2,439,362
Johnson Controls, Inc. .................................  12,341        704,208
Millipore Corp. ........................................   6,400        174,400
Pall Corp. .............................................  18,129        371,645
Parker-Hannifin Corp. ..................................  16,216        618,235
Sealed Air Corp. (a)....................................  12,261        450,592
Tyco International Ltd. ................................  85,340      5,376,420
                                                                 --------------
                                                                     15,490,506
                                                                 --------------
MEDICAL PRODUCTS (1.1%)
Bard (C.R.), Inc. ......................................   8,281        315,196
Bausch & Lomb Inc. .....................................   8,054        403,707
Baxter International Inc. ..............................  41,140      2,213,846
Becton, Dickinson & Co. ................................  17,978      1,395,542
Biomet, Inc. ...........................................  16,311        539,282
Boston Scientific Corp. (a).............................  28,416      2,035,296
Guidant Corp. ..........................................  22,038      1,571,585
Medtronic, Inc. ........................................  68,742      4,382,303
St. Jude Medical, Inc. (a)..............................  12,256        451,174
United States Surgical Corp. ...........................  11,162        509,266
                                                                 --------------
                                                                     13,817,197
                                                                 --------------
METALS--MISCELLANEOUS (0.1%)
ASARCO Inc. ............................................   5,792        128,872
Cyprus Amax Minerals Co. ...............................  13,678        181,233
Freeport-McMoRan Copper & Gold Inc. Class B.............  26,467        401,968
Inco Ltd. ..............................................  24,271        330,692
Phelps Dodge Corp. .....................................   8,570        490,097
                                                                 --------------
                                                                      1,532,862
                                                                 --------------
MISCELLANEOUS (1.4%)
AirTouch Communications, Inc. (a).......................  83,763      4,894,900
American Greetings Corp. Class A........................  10,659        542,943
Archer-Daniels-Midland Co. .............................  83,567      1,619,111
Corning Inc. ...........................................  33,936      1,179,276
Harcourt General, Inc. .................................  10,324        614,278
Harris Corp. ...........................................  11,746        524,899
Jostens, Inc. ..........................................   5,421        130,782
Minnesota Mining & Manufacturing Co. ...................  59,228      4,867,801
Nextel Communications, Inc. Class A (a).................  39,963        994,080
Pioneer Hi-Bred International, Inc. ....................  35,712      1,477,584
TRW Inc. ...............................................  17,961        981,119
                                                                 --------------
                                                                     17,826,773
                                                                 --------------

                                                         SHARES      VALUE

                    -----------------------------------------------------------
MONEY CENTER BANKS (4.2%)
BankAmerica Corp. ......................................  99,916 $    8,636,489
Bankers Trust Corp. ....................................  14,320      1,662,015
Chase Manhattan Bank (The).............................. 124,938      9,432,819
Citicorp................................................  66,083      9,862,888
First Chicago NBD Corp. ................................  42,015      3,723,579
First Union Corp. ...................................... 141,874      8,264,161
Morgan (J.P.) & Co., Inc. ..............................  26,118      3,059,071
NationsBank Corp. ...................................... 140,252     10,729,278
                                                                 --------------
                                                                     55,370,300
                                                                 --------------
MULTI-LINE INSURANCE (2.2%)
American International Group, Inc. ..................... 102,468     14,960,328
CIGNA Corp. ............................................  31,559      2,177,571
Hartford Financial Services
 Group, Inc. (The)......................................  17,257      1,973,769
Travelers Group Inc. ................................... 168,331     10,205,067
                                                                 --------------
                                                                     29,316,735
                                                                 --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.7%)
Coastal Corp. (The).....................................  15,507      1,082,582
Columbia Energy Group...................................  12,147        675,677
Consolidated Natural Gas Co. ...........................  13,916        819,304
Eastern Enterprises.....................................   2,969        127,296
Enron Corp. ............................................  48,090      2,599,866
NICOR Inc. .............................................   7,028        281,998
ONEOK, Inc. ............................................   4,610        183,824
Peoples Energy Corp. ...................................   5,139        198,494
Sempra Energy (a).......................................  36,404      1,010,218
Sonat Inc. .............................................  16,081        621,129
Williams Cos., Inc. (The)...............................  62,088      2,095,470
                                                                 --------------
                                                                      9,695,858
                                                                 --------------
OFFICE EQUIPMENT & SUPPLIES (0.5%)
Moore Corp. Ltd. .......................................  12,949        171,574
Pitney Bowes Inc. ......................................  40,011      1,925,529
Xerox Corp. ............................................  48,091      4,887,248
                                                                 --------------
                                                                      6,984,351
                                                                 --------------
OIL & GAS DRILLING (0.0%) (b)
Helmerich & Payne, Inc. ................................   7,333        163,159
Rowan Cos., Inc. (a)....................................  12,612        245,146
                                                                 --------------
                                                                        408,305
                                                                 --------------
OIL--EXPLORATION & PRODUCTION (0.2%)
Anadarko Petroleum Corp. ...............................   8,735        586,883
Apache Corp. ...........................................  14,478        456,057
Burlington Resources Inc. ..............................  25,899      1,115,276
Oryx Energy Co. (a).....................................  15,571        344,508
Union Pacific Resources Group, Inc. ....................  36,741        645,264
                                                                 --------------
                                                                      3,147,988
                                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                         SHARES      VALUE

                    -----------------------------------------------------------
OIL--INTEGRATED DOMESTIC (1.0%)
Amerada Hess Corp. .....................................  13,380 $      726,701
Ashland Inc. ...........................................  11,065        571,231
Atlantic Richfield Co. .................................  46,979      3,670,234
Kerr-McGee Corp. .......................................   6,960        402,810
Occidental Petroleum Corp. .............................  53,776      1,451,952
Pennzoil Co. ...........................................   6,902        349,414
Phillips Petroleum Co. .................................  38,187      1,840,136
Sun Co., Inc. ..........................................  13,755        533,866
Unocal Corp. ...........................................  35,299      1,261,939
USX-Marathon Group......................................  42,333      1,452,551
                                                                 --------------
                                                                     12,260,834
                                                                 --------------
OIL--INTEGRATED INTERNATIONAL (5.3%)
Amoco Corp. ............................................ 140,486      5,847,730
Chevron Corp. ..........................................  95,808      7,958,052
Exxon Corp. ............................................ 358,191     25,543,496
Mobil Corp. ............................................ 114,433      8,768,428
Royal Dutch Petroleum Co. .............................. 313,914     17,206,411
Texaco Inc. ............................................  79,238      4,729,518
                                                                 --------------
                                                                     70,053,635
                                                                 --------------
OIL--WELL EQUIPMENT & SERVICES (0.7%)
Baker Hughes Inc. ......................................  24,790        856,804
Dresser Industries, Inc. ...............................  25,710      1,132,847
Halliburton Co. ........................................  38,527      1,716,859
McDermott International, Inc. ..........................   8,813        303,498
Schlumberger Ltd. ......................................  73,059      4,990,843
Western Atlas Inc. (a)..................................   7,951        674,841
                                                                 --------------
                                                                      9,675,692
                                                                 --------------
PAPER & FOREST PRODUCTS (0.6%)
Boise Cascade Corp. ....................................   8,147        266,815
Champion International Corp. ...........................  13,982        687,739
Georgia-Pacific Corp. ..................................  13,407        790,175
International Paper Co. ................................  44,970      1,933,710
Louisiana-Pacific Corp. ................................  16,087        293,588
Mead Corp. (The)........................................  15,286        485,331
Potlatch Corp. .........................................   4,233        177,786
Union Camp Corp. .......................................  10,136        502,999
Westvaco Corp. .........................................  14,885        420,501
Weyerhaeuser Co. .......................................  29,180      1,347,751
Willamette Industries, Inc. ............................  16,301        521,632
                                                                 --------------
                                                                      7,428,027
                                                                 --------------
PERSONAL LOANS (0.4%)
Beneficial Corp. .......................................   7,878      1,206,811
Countrywide Credit Industries, Inc. ....................  15,885        806,164
Household International, Inc. ..........................  47,098      2,343,125
Providian Financial Corp. ..............................  13,911      1,092,883
                                                                 --------------
                                                                      5,448,983
                                                                 --------------

                                                         SHARES      VALUE

                    -----------------------------------------------------------
PHOTOGRAPHY/IMAGING (0.3%)
Eastman Kodak Co. ......................................  47,221 $    3,450,084
IKON Office Solutions, Inc. ............................  19,817        288,585
Polaroid Corp. .........................................   6,501        231,192
                                                                 --------------
                                                                      3,969,861
                                                                 --------------
POLLUTION CONTROL (0.3%)
Browning-Ferris Industries, Inc. .......................  26,949        936,478
Waste Management, Inc. .................................  69,648      2,437,680
                                                                 --------------
                                                                      3,374,158
                                                                 --------------
PROPERTY--CASUALTY INSURANCE (1.3%)
Allstate Corp. (The)....................................  61,430      5,624,684
Chubb Corp. (The).......................................  24,574      1,975,135
Cincinnati Financial Corp. .............................  24,458        938,576
General Re Corp. .......................................  11,093      2,812,075
Loews Corp. ............................................  16,808      1,464,397
MGIC Investment Corp. ..................................  16,733        954,827
Progressive Corp. (The).................................  10,532      1,485,012
SAFECO Corp. ...........................................  20,658        938,648
St. Paul Cos., Inc. (The)...............................  34,299      1,442,702
                                                                 --------------
                                                                     17,636,056
                                                                 --------------
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)............................  14,460      1,179,394
Meredith Corp. .........................................   7,753        363,906
                                                                 --------------
                                                                      1,543,300
                                                                 --------------
PUBLISHING--NEWSPAPER (0.6%)
Dow Jones & Co., Inc. ..................................  13,664        761,768
Gannett Co., Inc. ......................................  41,647      2,959,540
Knight-Ridder, Inc. ....................................  11,481        632,173
New York Times Co. (The) Class A........................  14,016      1,110,768
Times Mirror Co. (The) Class A..........................  12,989        816,683
Tribune Co. ............................................  17,872      1,229,817
                                                                 --------------
                                                                      7,510,749
                                                                 --------------
RAILROADS (0.5%)
Burlington Northern Santa Fe Corp. .....................  23,045      2,262,731
CSX Corp. ..............................................  32,083      1,459,776
Norfolk Southern Corp. .................................  55,421      1,652,239
Union Pacific Corp. ....................................  36,159      1,595,516
                                                                 --------------
                                                                      6,970,262
                                                                 --------------
RESTAURANTS (0.6%)
Darden Restaurants, Inc. ...............................  20,925        332,184
McDonald's Corp. ....................................... 100,669      6,946,161
Tricon Global Restaurants, Inc. (a).....................  22,273        705,776
Wendy's International, Inc. ............................  19,176        450,636
                                                                 --------------
                                                                      8,434,757
                                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

COMMON STOCKS (Continued)

                                                       SHARES      VALUE

                    ---------------------------------------------------------
RETAIL STORES--APPAREL (0.4%)
Gap, Inc. (The).......................................  57,586 $    3,548,737
Limited, Inc. (The)...................................  33,121      1,097,133
TJX Cos., Inc. (The)..................................  46,790      1,128,809
                                                               --------------
                                                                    5,774,679
                                                               --------------
RETAIL STORES--DEPARTMENT (0.6%)
Dillard's, Inc. Class A...............................  15,798        654,630
Federated Department Stores, Inc. (a).................  30,714      1,652,797
May Department Stores
 Co. (The)............................................  33,793      2,213,441
Mercantile Stores Co., Inc. ..........................   5,259        415,132
Nordstrom, Inc. ......................................  11,118        858,866
Penney (J.C.) Co., Inc. ..............................  36,709      2,654,520
                                                               --------------
                                                                    8,449,386
                                                               --------------
RETAIL STORES--DRUGS (0.4%)
Longs Drug Stores Corp. ..............................   5,636        162,739
Rite Aid Corp. .......................................  37,793      1,419,600
Walgreen Co. .........................................  72,726      3,004,493
                                                               --------------
                                                                    4,586,832
                                                               --------------
RETAIL STORES--FOOD (0.5%)
Albertson's, Inc. ....................................  36,008      1,865,665
American Stores Co. ..................................  40,063        969,024
Giant Food Inc. Class A...............................   8,744        376,538
Great Atlantic & Pacific Tea Co., Inc. (The)..........   5,552        183,563
Kroger Co. (The) (a)..................................  37,512      1,608,327
Winn-Dixie Stores, Inc. ..............................  21,755      1,113,584
                                                               --------------
                                                                    6,116,701
                                                               --------------
RETAIL STORES--GENERAL MERCHANDISE (2.1%)
Dayton Hudson Corp. ..................................  64,011      3,104,533
Kmart Corp. (a).......................................  71,425      1,374,931
Sears, Roebuck & Co. .................................  57,208      3,493,264
Wal-Mart Stores, Inc. ................................ 328,788     19,973,871
                                                               --------------
                                                                   27,946,599
                                                               --------------
RETAIL STORES--SPECIALTY (1.5%)
AutoZone, Inc. (a)....................................  22,229        709,939
Circuit City Stores, Inc.-Circuit City Group..........  14,438        676,781
Consolidated Stores Corp. (a).........................  15,758        571,227
Costco Cos., Inc. (a).................................  31,524      1,987,982
CVS Corp. ............................................  56,289      2,191,753
Home Depot, Inc. (The)................................ 107,593      8,936,944
Lowe's Cos., Inc. ....................................  51,358      2,083,209
Pep Boys-Manny, Moe & Jack (The)......................   9,253        175,229
Tandy Corp. ..........................................  14,823        786,545
Toys "R" Us, Inc. (a).................................  40,824        961,916
Venator Group, Inc. (a)...............................  19,747        377,661
                                                               --------------
                                                                   19,459,186
                                                               --------------

                                                         SHARES      VALUE

                    -----------------------------------------------------------
SAVINGS & LOANS (0.3%)
Ahmanson (H.F.) & Co. ..................................  16,028 $    1,137,988
Golden West Financial Corp. ............................   8,381        891,005
Washington Mutual, Inc. ................................  56,716      2,463,623
                                                                 --------------
                                                                      4,492,616
                                                                 --------------
SHOES (0.2%)
NIKE, Inc. Class B......................................  42,143      2,051,837
Reebok International Ltd. (a)...........................   8,202        227,093
                                                                 --------------
                                                                      2,278,930
                                                                 --------------
SPECIALIZED SERVICES (0.9%)
Block (H&R), Inc. ......................................  15,370        647,461
Cendant Corp. (a)....................................... 124,580      2,600,607
Cognizant Corp. ........................................  23,815      1,500,345
Dun & Bradstreet Corp. (The)............................  25,094        906,521
Ecolab Inc. ............................................  18,897        585,807
Interpublic Group of Cos., Inc. (The)...................  19,953      1,210,898
Laidlaw Inc. ...........................................  48,145        586,767
National Service Industries, Inc. ......................   6,177        314,255
Omnicom Group Inc. .....................................  24,961      1,244,930
Service Corp. International.............................  37,519      1,608,627
                                                                 --------------
                                                                     11,206,218
                                                                 --------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. ...........................................  11,792        422,301
Donnelley (R.R.) & Sons Co. ............................  20,731        948,443
                                                                 --------------
                                                                      1,370,744
                                                                 --------------
STEEL (0.2%)
Allegheny Teledyne Inc. ................................  28,768        658,068
Armco Inc. (a)..........................................  15,746        100,381
Bethlehem Steel Corp. (a)...............................  18,809        233,937
Nucor Corp. ............................................  12,868        591,928
USX Corp.-U.S. Steel Group, Inc. .......................  12,617        416,361
Worthington Industries, Inc. ...........................  14,157        213,240
                                                                 --------------
                                                                      2,213,915
                                                                 --------------
TELECOMMUNICATIONS--LONG DISTANCE (2.4%)
AT&T Corp. ............................................. 237,747     13,581,297
MCI Communications Corp. ............................... 106,062      6,164,854
Sprint Corp. ...........................................  63,057      4,445,519
WorldCom, Inc. (a)...................................... 151,096      7,318,712
                                                                 --------------
                                                                     31,510,382
                                                                 --------------
TELEPHONE (4.0%)
ALLTEL Corp. ...........................................  39,531      1,838,191
Ameritech Corp. ........................................ 161,087      7,228,779
Bell Atlantic Corp. .................................... 227,214     10,366,639
BellSouth Corp. ........................................ 144,998      9,732,991
Frontier Corp. .........................................  25,060        789,390
GTE Corp. .............................................. 140,936      7,839,565
SBC Communications Inc. ................................ 269,238     10,769,520
US West Communications Group............................  73,445      3,451,906
                                                                 --------------
                                                                     52,016,981
                                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                     SHARES       VALUE

                    ------------------------------------------------------------
TEXTILES--APPAREL MANUFACTURERS (0.2%)
Fruit of the Loom, Inc. Class A (a).................  10,540  $      349,796
Liz Claiborne, Inc. ................................   9,679         505,728
Russell Corp. ......................................   5,335         161,050
Springs Industries, Inc. Class A....................   2,827         130,395
Valley Forge Corp. .................................  17,812         916,205
                                                              --------------
                                                                   2,063,174
                                                              --------------
TOBACCO (1.1%)
Philip Morris Cos. Inc. ............................ 355,726      14,006,711
UST Inc. ...........................................  27,090         731,430
                                                              --------------
                                                                  14,738,141
                                                              --------------
TOYS (0.2%)
Hasbro, Inc. .......................................  19,468         765,336
Mattel, Inc. .......................................  42,949       1,817,279
                                                              --------------
                                                                   2,582,615
                                                              --------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
FDX Corp. (a).......................................  21,506       1,349,502
Ryder System, Inc. .................................  10,930         344,978
                                                              --------------
                                                                   1,694,480
                                                              --------------
Total Common Stocks (Cost $762,607,018).............           1,314,564,280 (c)
                                                              --------------
Total Investments (Cost $762,607,018) (f)...........    99.7%  1,314,564,280 (g)
Cash and Other Assets, Less Liabilities.............     0.3       4,109,965
                                                     -------  --------------
Net Assets..........................................   100.0% $1,318,674,245
                                                     =======  ==============

SHORT POSITIONS (-0.0%) (b)
COMMON STOCKS (-0.0%) (b)

                                                      SHARES        VALUE

                  -------------------------------------------------------------
ADVERTISING/MARKETING (-0.0%) (b)
R.H. Donnelley Corp. W/I (e)........................  (25,094)  $      (76,850)
                                                                --------------
BROADCAST/MEDIA (-0.0%) (b)
Nielsen Media Research, Inc.W/I (e).................  (23,815)        (104,191)
                                                                --------------
Total Short Positions
 (Proceeds $199,684)................................            $     (181,041)
                                                                ==============

FUTURES
CONTRACTS (0.0%) (b)

                                                     CONTRACTS    UNREALIZED
                                                       LONG    DEPRECIATION (H)
                  -------------------------------------------------------------
Standard & Poor's 500
 September 1998.....................................        8   $      (16,215)
 Mini September 1998................................        1             (317)
                                                                --------------
Total Futures Contracts (Settlement Value
 $2,343,150) (c)....................................            $      (16,532)
                                                                ==============

--------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.9% of net assets.
(d) Segregated as collateral for futures contracts.
(e) W/I (when-issued security)--this security is a commitment by the Fund to sell at a future settlement date.
(f) The cost for Federal income tax purposes is $762,764,578.
(g) At June 30, 1998 net unrealized appreciation was $551,618,661, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $560,349,801 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,731,140.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 1998.
 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of June 30, 1998 (Unaudited)           For the six months ended June 30,
                                          1998 (Unaudited)

ASSETS:
 Investment in securities, at value
  (identified cost $762,607,018)................................ $1,314,564,280
 Receivables:
 Investment securities sold.....................................      9,747,840
 Dividends and interest.........................................      1,460,070
 Fund shares sold...............................................      1,075,728
                                                                 --------------
   Total assets.................................................  1,326,847,918
                                                                 --------------
LIABILITIES:
 Securities sold short (proceeds $199,684)......................        181,041
 Payables:
 Investment securities purchased................................      5,968,567
 Custodian......................................................      1,633,660
 MainStay Management............................................        252,164
 Fund shares redeemed...........................................         48,139
 Transfer agent.................................................          3,541
 Accrued expenses...............................................         69,590
 Variation margin payable on futures contracts..................         16,971
                                                                 --------------
   Total liabilities............................................      8,173,673
                                                                 --------------
 Net assets..................................................... $1,318,674,245
                                                                 ==============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class............................................ $       40,511
 Institutional Service Class....................................            967
 Additional paid-in capital.....................................    743,458,825
 Accumulated undistributed net investment income................      7,971,784
 Accumulated undistributed net realized gain on investments.....     15,242,785
 Net unrealized appreciation on investments.....................    551,959,373
                                                                 --------------
 Net assets..................................................... $1,318,674,245
                                                                 ==============
Institutional Class
 Net assets applicable to outstanding shares.................... $1,288,052,715
                                                                 ==============
 Shares of capital stock outstanding............................     40,511,017
                                                                 ==============
 Net asset value per share outstanding.......................... $        31.80
                                                                 ==============
Institutional Service Class
 Net assets applicable to outstanding shares.................... $   30,621,530
                                                                 ==============
 Shares of capital stock outstanding............................        966,742
                                                                 ==============
 Net asset value per share outstanding.......................... $        31.67
                                                                 ==============

INVESTMENT INCOME:
 Income:
 Dividends (a)................................................... $  8,464,173
 Interest........................................................    1,286,947
                                                                  ------------
   Total income..................................................    9,751,120
                                                                  ------------
 Expenses:
 Management......................................................    2,937,640
 Shareholder communication.......................................       90,464
 Professional....................................................       72,251
 Custodian.......................................................       65,943
 Registration....................................................       36,725
 Service.........................................................       33,420
 Transfer agent..................................................       17,279
 Directors.......................................................       13,034
 Miscellaneous...................................................       23,008
                                                                  ------------
   Total expenses before
    reimbursement................................................    3,289,764
 Expense reimbursement from Manager..............................   (1,493,761)
                                                                  ------------
   Net expenses..................................................    1,796,003
                                                                  ------------
 Net investment income...........................................    7,955,117
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain from:
 Security transactions...........................................    9,933,757
 Futures transactions............................................    1,685,387
                                                                  ------------
 Net realized gain on investments................................   11,619,144
                                                                  ------------
 Net change in unrealized appreciation (depreciation) on
  investments:
 Security transactions...........................................  165,659,980
 Futures transactions............................................      (55,767)
                                                                  ------------
 Net unrealized gain on investments..............................  165,604,213
                                                                  ------------
 Net realized and unrealized gain on investments.................  177,223,357
                                                                  ------------
 Net increase in net assets resulting from operations............ $185,178,474
                                                                  ============

--------
(a) Dividends recorded net of foreign withholding taxes of $57,382.
 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INDEXED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                      1998           1997
                                                 --------------  -------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income.......................... $    7,955,117  $  12,926,062
 Net realized gain on investments...............     11,619,144     13,824,202
 Net change in unrealized appreciation on in-
  vestments.....................................    165,604,213    199,341,116
                                                 --------------  -------------
 Net increase in net assets resulting from op-
  erations......................................    185,178,474    226,091,380
                                                 --------------  -------------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class...........................            --     (12,753,262)
  Institutional Service Class...................            --        (156,133)
 From net realized gain on investments:
  Institutional Class...........................            --     (18,598,652)
  Institutional Service Class...................            --        (264,603)
                                                 --------------  -------------
   Total dividends and distributions to share-
    holders.....................................            --     (31,772,650)
                                                 --------------  -------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class...........................    230,885,614    295,739,975
  Institutional Service Class...................     16,163,277     10,256,956
 Net asset value of shares issued to
  shareholders in reinvestment of dividends and
  distributions:
  Institutional Class...........................            --      31,351,914
  Institutional Service Class...................            --         420,736
                                                 --------------  -------------
                                                    247,048,891    337,769,581
 Cost of shares redeemed:
  Institutional Class...........................    (89,915,480)  (170,645,271)
  Institutional Service Class...................     (3,682,462)    (4,979,101)
                                                 --------------  -------------
  Increase in net assets derived from capital
   share transactions...........................    153,450,949    162,145,209
                                                 --------------  -------------
  Net increase in net assets....................    338,629,423    356,463,939
NET ASSETS:
 Beginning of period ...........................    980,044,822    623,580,883
                                                 --------------  -------------
 End of period.................................. $1,318,674,245  $ 980,044,822
                                                 ==============  =============
 Accumulated undistributed net investment income
  at end of period ............................. $    7,971,784  $      16,667
                                                 ==============  =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                  INSTITUTIONAL
                                                   INSTITUTIONAL     SERVICE
                                                       CLASS          CLASS
                                                   -------------  -------------
                                                        SIX MONTHS ENDED
                                                         JUNE 30, 1998*
                                                   ----------------------------

 Net asset value at beginning of period..........   $    27.05     $    26.99
                                                    ----------     ----------
 Net investment income...........................         0.19           0.15
 Net realized and unrealized gain (loss) on
  investments....................................         4.56           4.53
                                                    ----------     ----------
 Total from investment operations................         4.75           4.68
                                                    ----------     ----------
 Less dividends and distributions:
 From net investment income......................          --             --
 From net realized gain on investments...........          --             --
 In excess of net realized gain on investments...          --             --
                                                    ----------     ----------
 Total dividends and distributions...............          --             --
                                                    ----------     ----------
 Net asset value at end of period................   $    31.80     $    31.67
                                                    ==========     ==========
 Total investment return (b) ....................        17.56%         17.34%
 Ratios (to average net assets)/Supplemental
  Data:
 Net investment income...........................         1.36%+         1.11%+
 Net expenses....................................         0.30%+         0.55%+
 Expenses (before reimbursement).................         0.55%+         0.80%+
 Portfolio turnover rate.........................            2%             2%
 Net assets at end of period (in 000's)..........   $1,288,053     $   30,621

--------
 * Unaudited.
 + Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

               INSTITUTIONAL               INSTITUTIONAL               INSTITUTIONAL
INSTITUTIONAL     SERVICE    INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
    CLASS          CLASS         CLASS         CLASS         CLASS         CLASS      INSTITUTIONAL CLASS
-------------  ------------- ------------- ------------- ------------- ------------- ------------------------
                                         YEAR ENDED DECEMBER 31
-------------------------------------------------------------------------------------------------------------
           1997                         1996                        1995                1994          1993
---------------------------- --------------------------- --------------------------- ----------    ----------

 $    21.05     $    21.01    $    17.82    $    17.81    $    13.53    $    13.53   $    13.86    $    13.50
 ----------     ----------    ----------    ----------    ----------    ----------   ----------    ----------
       0.37           0.32          0.34          0.31          0.35          0.33         0.33          0.30
       6.54           6.52          3.69          3.66          4.64          4.64        (0.20)         0.93
 ----------     ----------    ----------    ----------    ----------    ----------   ----------    ----------
       6.91           6.84          4.03          3.97          4.99          4.97         0.13          1.23
 ----------     ----------    ----------    ----------    ----------    ----------   ----------    ----------
      (0.37)         (0.32)        (0.34)        (0.31)        (0.34)        (0.33)       (0.33)        (0.61)
      (0.54)         (0.54)        (0.46)        (0.46)        (0.36)        (0.36)       (0.13)        (0.25)
        --             --            --            --            --            --          0.00(a)      (0.01)
 ----------     ----------    ----------    ----------    ----------    ----------   ----------    ----------
      (0.91)         (0.86)        (0.80)        (0.77)        (0.70)        (0.69)       (0.46)        (0.87)
 ----------     ----------    ----------    ----------    ----------    ----------   ----------    ----------
 $    27.05     $    26.99    $    21.05    $    21.01    $    17.82    $    17.81   $    13.53    $    13.86
 ==========     ==========    ==========    ==========    ==========    ==========   ==========    ==========
      32.88%         32.60%        22.57%        22.21%        36.88%        36.70%        0.90%         9.41%
       1.56%          1.31%         1.96%         1.71%         2.21%         1.96%        2.43%         2.39%
       0.30%          0.55%         0.44%         0.69%         0.50%         0.75%        0.50%         0.45%
       0.56%          0.81%         0.59%         0.84%         0.59%         0.84%        0.58%         0.60%
          3%             3%            8%            8%            4%            4%           5%            5%
 $  966,217     $   13,828    $  617,716    $    5,865    $  354,420    $      969   $  244,685    $  219,351

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND

================================================================================
               MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o International markets were divided in the first six months of 1998, with most Asian stock markets down and most European markets providing positive returns.

o Australia and New Zealand stock performance deteriorated along with Asian markets, with problems intensified by declining prices in gold and other commodities.

o In the U.K., the central bank increased interest rates to slow economic growth, which made it more difficult for Britain to compete in the export market.

o Overall, the Morgan Stanley Capital International EAFE Index* was up 15.93% for the six months ended June 30, 1998.


================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o The MainStay Institutional International Equity Fund returned 10.70% and 10.08% for Institutional Class and Service Class shares, respectively, for the one-year period ended 6/30/98.

o Both share classes outperformed the Morgan Stanley EAFE Index during the six-month reporting period.

o The Fund benefited by shifting assets out of Asian markets and increasing its weightings in core European markets.

o Both share classes outperformed the average Lipper+ international fund, which returned 15.50% for the six months ended 6/30/98.


International equity markets showed highly divergent performance during the first six months of 1998, with Europe outperforming and Asian markets continuing to deteriorate. Japan officially announced that it was in recession, and the Hong Kong stock market fell 26% in local terms during the reporting period. Asian emerging markets had even more severe setbacks. Australia and New Zealand, whose economies are largely dependent on commodities and Asian commerce, also fared badly.

European stocks, on the other hand, generally surged ahead, with several markets posting double-digit returns in the first half of the year. Finland was up 66.8% and Spain rose 44.5%, both in local terms, during the reporting period. Other European markets also had excellent performance, buoyed by low interest rates, low inflation, ongoing corporate restructuring, and merger and acquisition activity related to European Monetary Union (EMU).

In an effort to slow rapid growth, the Bank of England raised interest rates, which dampened the competitive environment for British exports and raised concerns for some investors about U.K. equities. Over the reporting period, the U.K. stock market advanced 14.1% in local terms.


--------------------------------------------------------------------------------
Recession A downturn in economic activity, typically defined by at least two consecutive quarters of decline in a country's gross domestic product.

Local currency terms Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.
--------------------------------------------------------------------------------


================================================================================
* The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index generally considered representative of the international stock market.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

Given this context, how did the MainStay Institutional International Equity Fund perform in the six months ended 6/30/98?

The MainStay Institutional International Equity Fund returned 17.62% and 17.56% for Institutional Class shares and Service Class shares, respectively, for the six months ended 6/30/98. Both share classes outperformed the Morgan Stanley Capital International EAFE Index, which returned 15.93% over the same period. Both share classes also outperformed the average Lipper international fund, which returned 15.50% for the six months ended 6/30/98.

Why was the Fund able to outperform its peers?

The Fund came into 1998 well positioned for the market environment. Given the continuing deterioration in Asian markets during the first six months of 1998, we decided to reduce the Fund's Asian exposure, which had a positive impact on performance. The proceeds of those sales were invested primarily in core European markets, which also had a positive effect. In this respect, our investment approach of focusing on strict country selection served the Fund well. We also benefited from individual security selection within several European markets and Japan.

Which countries provided the best results for the Fund?

In Europe, the best-performing markets in which the Fund invested were Spain, up 44.5%, Belgium, up 43.9%, France, up 39.4%, Germany, up 37%, and Italy, up 33.9%, all in local terms. Unfortunately, the Fund was not invested in Finland, which was up 66.8% in local terms during the reporting period. Finland's stock market performance was largely the result of a single stock, Nokia, a telecommunications company. We felt that an overheating Finnish economy and the rapid expansion of this single stock made Finland a high-risk market. We believe that concerns about the nation's pace of economic growth led the Bank of Finland to raise interest rates to slow growth and control inflation.

Which markets were the worst performers during the reporting period?

Fortunately, the Fund was not invested in the worst of the Asian markets. We did, however, have substantial investments in Japan, which was up 4% in local terms, but down 2.6% in U.S. dollar terms.

Did you change the Fund's weightings significantly during the first six months of 1998?

Yes. We went from a neutral weighting in Europe to a heavily overweighted position of about 78% of the Fund's total net assets. At the same time, we substantially reduced Asian and Japanese holdings to just 8.7% of the Fund's total net assets. In doing so, we sold 5% of the Fund's assets, and raised German investments from 10% to 15% of the Fund's total net assets. We increased the Fund's holdings in the Netherlands from 3% to 8% of total net assets. We also increased overall weightings in Belgium and France.

How did the Fund's currency exposure affect performance?

As the dollar rose relative to many foreign currencies, the Fund had opportunities and disappointments. We took advantage of some volatile periods to increase currency exposure in selected European markets, which had a modestly


--------------------------------------------------------------------------------
Emerging markets Countries with smaller or more recently established capital markets.

Mergers and acquisitions A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

European Monetary Union A proposed system that would allow participating European countries to operate with a common currency or monetary unit.

Weighting/Overweighted The proportion of a portfolio allocated to a specific market sector or country, i.e., a fund is said to be overweighted in a country when that portion of the portfolio is greater than the country's total equities relative to the international equity markets as a whole.
--------------------------------------------------------------------------------

================================================================================

positive impact on the Fund's performance. During the first six months of 1998, the Fund also had some exposure to the Japanese yen and Australian dollar which had a negative impact on performance. Foreign exchange parity levels have been established in European Monetary Union countries, and beginning in 1999, we believe exchange rates will generally play less of a role in investment decision making in those nations.

Which securities in the Fund were among the best performers?

Olivetti is an Italian company that manufactures office and computer equipment and provides telecommunications services in several countries. In the second quarter of 1998, Olivetti Computers Worldwide announced two powerful new servers, offering advantages over existing corporate computer systems. The stock soared 195.2% in local terms over the first half of the year.

Another strong performer was KBC Bancassurance Holding, a Belgian financial services holding company that moved to create a financial service giant, including Kredietbank, Cera Bank, and ABB, an insurance group. In the first six months of 1998, the stock rose 114.1% in local terms.

Mannesmann, an industrial products, machinery, and equipment manufacturer, rose 104.1% in local terms after completing a $1.85 billion secondary offering to expand its telecommunications operations in France and Italy. Other stocks that were among the Fund's top performers included Vodafone Group, Telefonica de Espana, and British Telecom- munications, up 71.5%, 67.7%, and 54.6%, respectively, in local terms.

Were there other outstanding performers?

Yes, News Corp. is an international media company that grew 55.6% in local terms, benefiting from existing operations and the formation of a multimedia distributor in the United States.

Despite setbacks in Japan, the Fund benefited from individual stock selection with Kawasaki Steel, up 40.4% in local terms, and Teijin, which rose 53.8% in local terms when it decided to expand its poly-carbonate resin capacity in Singapore to service the electronics industry. In this case, weaker currencies strengthened the company's export competitiveness, turning the Asian crisis into a positive.

Did all of the Fund's stocks do that well?

No. Japanese retailer Daiei posted its first-ever pretax loss last year and reversed its long-standing policy of not closing stores that generated losses. The stock fell 39.8% in local terms during the reporting period. Nissan Motor decided to reorganize and restructure to improve productivity and product development. But in the meantime, the stock lost 19.1% in local terms. Tokyu, Tokyo's leading railway company, felt the pressure of the nation's recession and fell 16.5% in local terms, with the impact experienced across all lines of business, including real estate leasing and hotel operations.

What prompted you to sell securities in the Fund?

As previously noted, we reduced the Fund's Asian exposure and increased its European holdings to help avoid problem areas and invest where we felt prospects for growth were more attractive. We also reduced the Fund's holdings in Australia as we saw the potential impact of declining gold and commodity prices. Both of these moves were positive for the Fund's performance.

Although Spain was up 44.5% over the first six months of 1998, we decreased the Fund's Spanish holdings to a minimal weighting in the second quarter to take profits and invest assets where we believed they could do more good. Since Spain only advanced 1.6% during the second quarter, this decision was also positive for the Fund's performance.

What is your outlook going forward?

We continue to view Asia as a problem area, but as we noted with Teijin, even difficult markets can provide opportunities for forward-thinking companies. The Japanese economy has continued to disappoint us, but we believe that the strongest companies may be the best performers there.

================================================================================

As European Monetary Union approaches, we remain relatively bullish on Europe, where we believe restructurings, mergers, and strategic acquisitions will continue to abound. The Fund will continue to seek long-term growth of capital by investing in a portfolio consisting of non-U.S. equity securities. As always, current income will remain a secondary objective.

Shigemi Takagi
Portfolio Manager



Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.


================================================================================
Past performance is no guarantee of future results.

                                   [GRAPHIC]

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                       EAFE INDEX FUND VS MSCI EAFE INDEX

                           INSTITUTIONAL CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

                International
  Year             Equity        MSCI EAFE
  ----          -------------    ---------
7/31/92             10,000       10,000
92                   9,463       10,014
93                  11,831       13,275
94                  12,820       14,309
95                  13,739       15,913
96                  15,400       16,874
97                  16,238       17,175
6/30/98             19,100       19,911


                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                       EAFE INDEX FUND VS MSCI EAFE INDEX

                              SERVICE CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

                International
  Year             Equity        MSCI EAFE
  ----          -------------    ---------
7/31/92             10,000       10,000
92                   9,463       10,014
93                  11,831       13,275
94                  12,820       14,309
95                  13,699       15,913
96                  15,287       16,874
97                  16,032       17,175
6/30/98             18,848       19,911

o International Equity Fund  -- MSCI EAFE Index
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 7/31/92.+


                                                   Total Return*                     SEC Average Annual Total Return*
PERFORMANCE                                    as of June 30, 1998                         as of June 30, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                   Year to Date                    One Year      Five Year   Since Inception
-----------------------------------------------------------------------------------------------------------------------------
International Equity Fund Institutional Class+         17.62%                       10.70%         11.08%        11.55%
International Equity Fund Service Class+               17.56%                       10.08%         10.78%        11.30%
Average Lipper International Fund                      15.50%                        8.19%         12.22%        12.45%
MSCI EAFE Index                                        15.93%                        6.10%         10.03%        12.34%


================================================================================

PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1998)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

--------------------------------------------------------------------------------

Common Stocks                                                           89.52%
Cash, Equivalents & Other Assets                                        10.48%++


================================================================================

TOP 10 HOLDINGS
(% of net assets as of June 30, 1998)
--------------------------------------------------------------------------------

 1. Royal Dutch Petroleum Co.                                              2.57%
 2. Novartis S.A. Registered                                               1.83%
 3. Glaxo Wellcome PLC                                                     1.79%
 4. British Petroleum Co. PLC                                              1.78%
 5. Allianz AG Registered                                                  1.66%
 6. Deutsche Telekom AG                                                    1.62%
 7. Roche Holdings AG Genusscheine                                         1.44%
 8. Nestle S.A. Registered                                                 1.41%
 9. Lloyds TSB Group PLC                                                   1.41%
10. UBS AG Registered                                                      1.38%


================================================================================

TOP 10 COUNTRIES
(% of net assets as of June 30, 1998)
--------------------------------------------------------------------------------

 1. United Kingdom                                                        22.96%
 2. Germany                                                               14.53%
 3. France                                                                11.51%
 4. Japan                                                                  8.72%
 5. Switzerland                                                            8.12%
 6. Netherlands                                                            7.93%
 7. Italy                                                                  4.64%
 8. Spain                                                                  4.60%
 9. Belgium                                                                3.73%
10. Portugal                                                               1.34%


================================================================================

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     The Institutional Class shares are sold with no sales charge. The Service Class shares are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

     The inception date of the International Equity Fund and the date such shares were first offered to the public was 1/1/95.

+ The inception date of the International Equity Fund's predecessor separate account is 7/31/92 ("Separate Account"). Performance figures, and in the case of the graphs reflecting the investment of $10,000, investment results include the historical performance of the Separate Account for the period prior to the International Equity Fund's commencement of operations on January 1, 1995. MacKay-Shields Financial Corporation, the International Equity Fund's sub-adviser, served as investment adviser to the Separate Account, and the investment objective, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of the International Equity Fund. Performance figures and investment results for the period prior to January 1, 1995 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of the International Equity Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance and investment results may have been adversely affected.

++   Adjusted for liabilities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

COMMON STOCKS (89.5%)+

                                                          SHARES      VALUE

                    -----------------------------------------------------------
AUSTRALIA (1.3%)
Broken Hill Proprietary Co., Ltd. (energy sources).....     11,979 $    101,255
Coles Myer, Ltd. (merchandising).......................      9,436       36,812
Foster's Brewing Group, Ltd. (beverages & tobacco).....     19,327       45,479
National Australia Bank, Ltd. (banking)................     11,605      153,070
News Corp., Ltd.
 (broadcasting & publishing)...........................     11,172       91,182
Pacific Dunlop, Ltd.
 (multi-industry)......................................     10,430       16,857
Telstra Corp., Ltd. (telecommunications)...............    522,000    1,338,245
WMC, Ltd.
 (metals-nonferrous)...................................      8,125       24,453
                                                                   ------------
                                                                      1,807,353
                                                                   ------------
BELGIUM (3.7%)
Delhaize-Le Lion, S.A. (merchandising).................      4,840      338,182
Electrabel, S.A.
 (utilities-electrical & gas)..........................      2,700      765,506
Fortis AG (insurance)..................................      3,650      931,856
Generale de Banque, S.A. (banking).....................        970      720,123
KBC Bancassurance Holding N.V. (banking)...............      3,840      343,643
PetroFina, S.A.
 (energy sources)......................................        990      406,395
Reunies Electrobel & Tractebel, S.A. (multi-industry)..      6,070      889,032
Solvay, S.A. Class A
 (chemicals)...........................................      8,760      694,478
                                                                   ------------
                                                                      5,089,215
                                                                   ------------
FRANCE (11.5%)
Alcatel Alsthom, S.A.
 (electrical & electronics)............................      3,914      796,910
AXA-UAP, S.A. (insurance)..............................      9,684    1,089,166
Carrefour, S.A.
 (merchandising).......................................      1,525      964,787
Compagnie de Saint Gobain, S.A. (miscellaneous-
 materials & commodities)..............................      2,657      492,637
Compagnie de Suez, S.A. (banking)......................         27          108
Elf Aquitaine, S.A.
 (energy sources)......................................      7,095      997,474
Eridania Beghin-Say, S.A.
 (food & household products)...........................      1,970      434,989
France Telecom, S.A. (telecommunications)..............     23,130    1,595,298
Groupe Danone, S.A.
 (food & household products)...........................      2,507      691,226

--------
+Percentages indicated are based on Fund net assets.

                                                          SHARES      VALUE

                    -----------------------------------------------------------
FRANCE (Continued)
Havas, S.A.
 (business & public services)..........................      5,050 $    428,488
Lafarge, S.A. (building materials & components)........      3,973      410,704
L'Air Liquide, S.A. (chemicals)........................      7,230    1,195,828
L'Oreal, S.A.
 (health & personal care)..............................      2,198    1,222,601
LVMH (Moet Hennessy Louis Vuitton), S.A.
 (beverages & tobacco).................................      1,610      322,212
Michelin (CGDE), S.A. Class B (tire & rubber)..........      5,045      291,217
Paribas, S.A. (banking)................................      2,444      261,539
Pernod-Ricard, S.A.
 (beverages & tobacco).................................      2,680      185,729
Pinault-Printemps-Redoute, S.A. (building materials &
 components)...........................................        450      376,611
PSA Peugeot, S.A.
 (automobiles).........................................      1,620      348,328
Rhone-Poulenc, S.A. Class A (chemicals)................      6,632      374,050
Schneider, S.A.
 (machinery & engineering).............................      3,096      246,870
Societe Generale, S.A. Class A (banking)...............      2,054      427,038
Suez Lyonnaise des Eaux, S.A. (multi-industry).........      3,414      561,845
Thomson CSF, S.A. (aerospace & military technology)....      9,085      345,607
Total, S.A. Class B
 (energy sources)......................................      4,280      556,412
Vivendi, S.A.
 (business & public services)..........................      5,112    1,091,559
                                                                   ------------
                                                                     15,709,233
                                                                   ------------
GERMANY (14.5%)
Allianz AG Registered (insurance)......................      6,800    2,265,995
BASF AG (chemicals)....................................     20,300      964,372
Bayer AG (chemicals)...................................     27,850    1,441,075
Daimler-Benz AG
 (automobiles).........................................     17,050    1,676,630
Daimler-Benz AG Rights (automobiles) (a)...............     12,050       13,352
Deutsche Bank AG (banking).............................     16,350    1,382,251
Deutsche Telekom AG (telecommunications)...............     81,000    2,216,800
Dresdner Bank AG (banking).............................     22,900    1,236,957
Karstadt AG (merchandising)............................        800      388,912
Linde AG
 (machinery & engineering).............................        650      446,529
Mannesmann AG
 (machinery & engineering).............................     10,000    1,027,681
Muenchener Rueckversicherungs-Gesellschaft AG
 Registered (insurance)................................      1,940      962,995

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

COMMON STOCKS (Continued)

                                                           SHARES      VALUE

                    ------------------------------------------------------------
GERMANY (Continued)
Preussag AG (multi-industry)...........................         200 $     71,578
RWE AG
 (utilities-electrical & gas)..........................      20,700    1,224,774
Siemens AG
 (electrical & electronics)............................      27,150    1,656,795
Thyssen AG (metals-steel)..............................       1,150      292,432
VEBA AG
 (utilities-electrical & gas)..........................      15,050    1,011,791
Viag AG (multi-industry)...............................       1,000      688,075
Volkswagen AG (automobiles)............................         900      869,069
                                                                    ------------
                                                                      19,838,063
                                                                    ------------
ITALY (4.7%)
Assicurazioni Generali S.p.A. (insurance)..............      14,015      456,068
Banca Commerciale Italiana S.p.A. (banking)............      56,000      335,143
Benetton Group S.p.A.
 (textile & apparel)...................................     114,400      237,663
Credito Italiano S.p.A.
 (banking).............................................      79,000      413,858
Edison S.p.A. (energy sources).........................      11,000       88,343
Ente Nazionale Idrocarburi S.p.A. (energy sources).....     152,000      996,960
Fiat S.p.A. (automobiles)..............................      55,300      242,222
Fiat S.p.A. di Risp
 (automobiles).........................................      61,600      152,595
Istituto Bancario San Paolo di Torino S.p.A. (banking).       3,000       43,323
Istituto Nazionale delle Assicurazioni S.p.A.
 (insurance)...........................................     132,000      375,296
Italgas S.p.A.
 (utilities-electrical & gas)..........................      43,000      175,273
Mediobanca S.p.A.
 (financial services)..................................      19,900      252,643
Montedison S.p.A.
 (multi-industry)......................................     142,900      177,398
Olivetti Group S.p.A.
 (data processing & reproduction) (a)..................      50,000       74,457
Parmalat Finanziaria S.p.A. (food & household
 products).............................................      43,000       87,758
Pirelli S.p.A.
 (industrial components)...............................      35,000      109,363
Riunione Adriatica di Sicurta S.p.A. (insurance).......       8,600      112,088
Sirti S.p.A. (telecommunications)......................      28,000      152,438
Telecom Italia S.p.A. (telecommunications).............      95,111      700,669
Telecom Italia S.p.A. di Risp (telecommunications).....      47,093      228,147
Telecom Italia Mobile S.p.A. (telecommunications)......     114,000      697,658

                                                           SHARES      VALUE

                    ------------------------------------------------------------
ITALY (Continued)
Telecom Italia Mobile S.p.A. di Risp
 (telecommunications)..................................      69,000 $    233,082
                                                                    ------------
                                                                       6,342,445
                                                                    ------------
JAPAN (8.7%)
Ajinomoto Co., Inc. (food & household products) (c)....       1,000        8,754
Asahi Chemical Industry Co., Ltd. (chemicals) (c)......       1,000        3,603
Asahi Glass Co., Ltd. (miscellaneous-materials &
 components) (c).......................................      50,000      270,188
Bank of Tokyo-Mitsubishi, Ltd. (banking)...............      46,000      486,871
Bridgestone Corp.
 (industrial components)...............................       7,000      165,427
Canon, Inc. (recreation & other consumer goods) (c)....      13,000      295,045
Dai Nippon Printing Co., Ltd. (business & public
 services) (c).........................................       7,000      111,714
Daiei, Inc. (merchandising) (c)........................      37,000       86,640
Denso Corp.
 (industrial components) (c)...........................      12,000      198,858
Fanuc, Ltd. (electronic components & instruments) (c)..       2,000       69,168
Fuji Bank, Ltd. (banking) (c)..........................      14,000       62,439
Fuji Photo Film, Ltd. (recreation & other consumer
 goods) (c)............................................       2,000       69,600
Fujitsu, Ltd. (data processing & reproduction) (c).....      21,000      220,905
Furukawa Electric Co., Ltd. (industrial components)
 (c)...................................................      51,000      171,601
Hankyu Corp. (transportation-road & rail) (c)..........      21,000       86,093
Hitachi Corp., Ltd.
 (electrical & electronics) (c)........................      54,000      352,108
Honda Motor Co., Ltd. (automobiles) (c)................       6,000      213,556
Industrial Bank of Japan, Ltd. (banking) (c)...........      32,000      200,587
Ito-Yokado Co., Ltd. (merchandising) (c)...............       5,000      235,243
Itochu Corp. (wholesale & international trade) (c).....       1,000        2,162
Japan Airlines Co. (transportation-airlines) (a)(c)....       2,000        5,562
Japan Energy Corp.
 (energy sources) (c)..................................      86,000       91,086
Kajima Corp. (construction & housing) (c)..............      26,000       71,185
Kansai Electric Power Co., Inc. (utilities-electrical &
 gas) (c)..............................................       9,200      159,749
Kao Corp. (food & household products) (c)..............      14,000      215,862

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                          SHARES      VALUE

                    -----------------------------------------------------------
JAPAN (Continued)
Kawasaki Steel Corp.
 (metals-steel) (c)....................................     45,000 $     81,056
Kirin Brewery Co., Ltd. (beverages & tobacco) (c)......     11,000      103,824
Komatsu, Ltd. (machinery & engineering) (c)............     48,000      233,096
Kubota Corp. (machinery & engineering) (c).............     10,000       23,056
Marubeni Corp. (wholesale & international trade) (c)...     96,000      191,595
Marui Co., Ltd.
 (merchandising) (c)...................................      1,000       14,914
Matsushita Electric Industrial Co., Ltd. (appliances &
 household durables) (c)...............................     22,000      353,477
Mitsubishi Chemical Corp. (chemicals) (c)..............     19,471       35,212
Mitsubishi Corp.
 (multi-industry) (c)..................................     33,000      204,478
Mitsubishi Electric Corp. (electrical &
 electronics) (a)(c)...................................    104,000      239,033
Mitsubishi Estate Co., Ltd. (construction &
 housing) (c)..........................................     22,000      193,382
Mitsubishi Heavy Industries, Ltd. (machinery &
 engineering) (c)......................................     29,000      109,487
Mitsubishi Trust & Banking Corp. (financial services)..     11,000       93,442
Mitsui Engineering & Shipbuilding Co., Ltd. (machinery
 & engineering) (a)....................................     56,000       42,365
Mitsui Fudosan Co., Ltd. (construction & housing)......     21,000      165,830
Mitsui Marine & Fire Insurance Co., Ltd. (insurance)...      2,000       10,044
Mitsui Trust & Banking Co., Ltd. (financial services)..     28,000       65,969
Mitsukoshi, Ltd. (merchandising).......................     26,000       74,745
NEC Corp.
 (electrical & electronics)............................     20,000      186,321
Nippon Express Co., Ltd. (transportation-road & rail)..     15,000       80,408
Nippon Oil Co., Ltd.
 (energy sources)......................................     56,000      180,759
Nippon Paper Industries Co. (forest products & paper)..     13,000       54,138
Nippon Steel Corp.
 (metals-steel)........................................     75,000      131,852
Nippon Telegraph & Telephone Corp.
 (telecommunications)..................................        100      828,620
Nippon Yusen Kabushiki Kaisha (transportation-
 shipping).............................................      1,000        3,386
Nissan Motor Co., Ltd. (automobiles)...................     60,000      188,915

                                                           SHARES      VALUE

                    ------------------------------------------------------------
JAPAN (Continued)
NKK Corp. (metals-steel)...............................     106,000 $    101,576
Nomura Securities Co., Ltd. (financial services).......       9,000      104,725
Obayashi Corp.
 (construction & housing)..............................      14,000       59,312
Oji Paper Co., Ltd.
 (forest products & paper).............................       1,000        4,352
Osaka Gas Co., Ltd.
 (utilities-electrical & gas)..........................      46,000      117,989
Sakura Bank, Ltd. (banking)............................      12,000       31,126
Sankyo Co., Ltd.
 (health & personal care)..............................       8,000      182,142
Sanyo Electric Co., Ltd. (appliances & household
 durables).............................................      55,000      166,436
Sekisui Chemical Co., Ltd. (chemicals).................       6,000       30,693
Sekisui House, Ltd.
 (construction & housing)..............................       1,000        7,745
Sharp Corp. (appliances & household durables)..........      23,000      186,264
Shimizu Corp.
 (construction & housing)..............................       1,000        2,882
Sony Corp. (appliances & household durables)...........       5,200      447,719
Sumitomo Bank, Ltd.
 (banking).............................................      19,000      184,808
Sumitomo Chemical Co., Ltd. (chemicals)................       8,000       24,670
Sumitomo Electric Industries (industrial components)...      19,000      192,064
Sumitomo Marine & Fire Insurance Co. (insurance).......       2,000       11,182
Sumitomo Metal Industries, Ltd. (metals-steel).........       5,000        8,034
Sumitomo Metal Mining Co. (metals-nonferrous)..........       1,000        4,056
Takeda Chemical Industries, Ltd. (health & personal
 care).................................................       6,000      159,519
Teijin, Ltd. (chemicals)...............................       4,000       12,104
Tobu Railway Co., Ltd. (transportation-road & rail)....      48,000      126,923
Tohoku Electric Power Co., Inc. (utilities-electrical &
 gas)..................................................       9,000      132,608
Tokio Marine & Fire Insurance Co. (insurance)..........      20,000      205,487
Tokyo Dome Corp.
 (leisure & tourism)...................................       9,000       48,634
Tokyo Electric Power Co., Inc. (utilities-electrical &
 gas)..................................................      15,300      299,843
Tokyo Gas Co., Ltd.
 (utilities-electrical & gas)..........................       1,000        2,226
Tokyu Corp.
 (transportation-road & rail)..........................      27,000       81,899
Toppan Printing Co., Ltd. (business & public services).      10,000      106,922

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

COMMON STOCKS (Continued)

                                                           SHARES      VALUE

                    ------------------------------------------------------------
JAPAN (Continued)
Tostem Corp. (building materials & components).........       3,000 $     38,864
Toto, Ltd. (building materials & components)...........       1,000        6,074
Toyoda Automatic Loom Works, Ltd. (machinery &
 engineering)..........................................       5,000       88,261
Toyota Motor Corp. (automobiles).......................      26,000      672,515
Yamanouchi Pharmaceutical Co., Ltd. (health & personal
 care).................................................      15,000      312,337
                                                                    ------------
                                                                      11,905,401
                                                                    ------------
NETHERLANDS (7.9%)
ABN AMRO Holding N.V. (banking)........................      30,600      716,027
Akzo Nobel N.V.
 (health & personal care)..............................       2,200      489,051
Elsevier N.V.
 (broadcasting & publishing)...........................      10,900      164,500
Heineken N.V.
 (beverages & tobacco).................................       9,100      357,429
ING Groep N.V. (insurance).............................      28,805    1,886,138
Koninklijke KPN N.V.
 (forest products & paper).............................      17,786      684,607
Philips Electronics N.V. (appliances & household
 durables).............................................      10,600      891,053
Royal Dutch Petroleum Co. (energy sources).............      63,300    3,510,056
TNT Post Group N.V. (transportation-shipping) (a)......      17,786      454,656
Unilever CVA N.V. (food & household products)..........      18,800    1,491,635
Wolters Kluwer CVA N.V. (broadcasting & publishing)....       1,310      179,799
                                                                    ------------
                                                                      10,824,951
                                                                    ------------
NEW ZEALAND (0.1%)
Telecom Corp. of New Zealand Ltd. (telecommunications).      74,250      158,794
                                                                    ------------
PORTUGAL (1.4%)
Banco Comercial Portugues, S.A. Registered (banking)...      10,200      289,644
Banco Espirito Santo e Comercial de Lisboa, S.A.
 Registered (banking)..................................       6,100      183,192
Electricidade de Portugal, S.A. (utilities-electrical &
 gas)..................................................      23,500      546,321
Jeronimo Martins & Filho SGPS, S.A. (food & household
 products).............................................       4,000      192,175
Portugal Telecom, S.A. Registered (telecommunications).      11,600      614,836
                                                                    ------------
                                                                       1,826,168
                                                                    ------------

                                                          SHARES      VALUE

                    -----------------------------------------------------------
SPAIN (4.6%)
Acerinox, S.A. (metals-steel)..........................        924 $    123,246
Autopistas Concesionares Espanola, S.A. (business &
 public services) (a)..................................     11,893      184,502
Banco de Bilbao Vizcaya, S.A. Registered (banking).....     18,280      939,717
Banco de Central Hispanoamericano, S.A. (banking)......     13,460      423,778
Banco de Santander, S.A. (banking).....................     26,060      668,129
Corporacion Bancaria de Espana, S.A. (banking).........     20,080      451,199
Corporacion Mapfre, S.A. (insurance)...................      3,780      132,837
Endesa, S.A.
 (utilities-electrical & gas)..........................     28,370      621,725
Fomento de Construcciones y Contratas, S.A.
 (construction & housing)..............................      2,180      112,637
Gas Natural SDG, S.A.
 (utilities-electrical & gas)..........................      4,060      293,841
Iberdrola, S.A.
 (utilities-electrical & gas)..........................     36,370      591,546
Repsol, S.A. (energy sources)..........................      9,550      527,116
Telefonica de Espana, S.A. (telecommunications)........     26,260    1,216,150
                                                                   ------------
                                                                      6,286,423
                                                                   ------------
SWITZERLAND (8.1%)
Credit Suisse Group Registered (banking)...............      5,200    1,157,033
Nestle S.A. Registered (food & household products).....        900    1,926,015
Novartis S.A. Registered
 (health & personal care)..............................      1,500    2,496,027
Roche Holdings AG Genusscheine
 (health & personal care)..............................        200    1,963,989
Schweizerische Rueckversicherungs Gesellschaft
 Registered (insurance)................................        400    1,011,596
UBS AG Registered (banking)............................      5,084    1,890,412
Zurich Versicherungs Gesellschaft Registered
 (insurance)...........................................      1,000      638,181
                                                                   ------------
                                                                     11,083,253
                                                                   ------------
UNITED KINGDOM (23.0%)
Abbey National PLC
 (banking) (c).........................................     59,428    1,058,983
Barclays PLC (banking) (c).............................     51,031    1,473,866
Bass PLC
 (beverages & tobacco) (c).............................     27,033      505,172
B.A.T Industries PLC
 (beverages & tobacco) (c).............................     96,927      967,911

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                          SHARES      VALUE

                    -----------------------------------------------------------
UNITED KINGDOM (Continued)
BG PLC (energy sources) (c)............................    120,167 $    695,731
BOC Group PLC (chemicals) (c)..........................     75,187    1,026,178
Boots Co. PLC
 (merchandising) (c)...................................     39,324      654,153
British Airways PLC (transportation-airlines) (c)......     39,694      427,512
British Petroleum Co. PLC (energy sources) (c).........    166,990    2,430,987
British Telecommunications PLC (telecommunications)
 (c)...................................................    142,236    1,750,243
BTR PLC (multi-industry) (c)...........................    124,166      352,191
BTR PLC Class B
 (multi-industry) (a)(c)...............................     90,384       52,028
Cable & Wireless PLC (telecommunications) (c)..........     41,978      510,945
Centrica PLC
 (energy sources) (a)(c)...............................     52,514       88,934
Commercial Union PLC (insurance) (c)...................     38,124      711,796
Diageo PLC
 (beverages & tobacco) (c).............................     79,623      947,893
EMI Group PLC (recreation & other consumer goods) (c)..     31,850      279,260
General Electric Co. PLC (electrical & electronics)
 (c)...................................................    100,912      869,641
GKN PLC (machinery & engineering) (c)..................     33,130      422,043
Glaxo Wellcome PLC
 (health & personal care) (c)..........................     81,392    2,449,881
Granada Group PLC
 (leisure & tourism) (c)...............................     20,166      371,463
Great Universal Stores PLC (The) (merchandising) (c)...     48,686      642,144
Hanson PLC
 (multi-industry) (c)..................................     35,635      216,275
HSBC Holdings PLC
 (financial services) (c)..............................     28,752      729,666
Imperial Chemical Industries PLC (chemicals) (c).......     24,720      398,430
Imperial Tobacco Group PLC (beverages & tobacco) (c)...     17,420      128,033
Kingfisher PLC
 (merchandising) (c)...................................     21,778      352,829
Lloyds TSB Group PLC
 (banking) (c).........................................    137,438    1,919,371
Marks & Spencer PLC (merchandising) (c)................     82,288      751,018

                                                           SHARES      VALUE

                    ------------------------------------------------------------
UNITED KINGDOM (Continued)
MEPC PLC (real estate) (c).............................      34,944 $    308,429
National Power PLC
 (utilities-electrical & gas) (c)......................      28,450      267,724
Peninsular & Oriental Steam Navigation Co. Deferred
 Stock (The)
 (transportation-shipping) (c).........................      22,626      326,362
Prudential Corp. PLC
 (insurance) (c).......................................      90,909    1,198,287
Rank Group PLC
 (leisure & tourism) (c)...............................      27,627      150,387
Reed International PLC (broadcasting & publishing) (c).      47,962      433,334
Reuters Group PLC (broadcasting & publishing) (c)......      27,352      313,069
Rio Tinto PLC Registered (metals-nonferrous) (c).......      34,448      388,254
RMC Group PLC (building materials & components) (c)....      14,163      245,999
Sainsbury (J.) PLC (merchandising) (c).................      56,459      501,154
Scottish Power PLC
 (utilities-electrical & gas) (c)......................      47,860      422,430
SmithKline Beecham PLC
 (health & personal care)..............................     133,840    1,633,529
Thorn PLC (appliances & household durables) (c)........       7,617       29,232
Unilever PLC (food & household products) (c)...........     103,154    1,107,545
Vodafone Group PLC
 (multi-industry) (c)..................................      65,872      836,397
                                                                    ------------
                                                                      31,346,709
                                                                    ------------
Total Common Stocks (Cost $98,334,724).................              122,218,008
                                                                    ------------
WARRANTS (0.0%) (b)
FRANCE (0.0%) (b)
Vivendi, S.A.
 Call Warrants
 Strike price FF 900
 Expire 5/2/01
 (business & public
 services) (a)(f)......................................       5,112       10,062
                                                                    ------------
Total Warrants.........................................                   10,062
                                                                    ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

SHORT-TERM INVESTMENTS (7.7%)

                                                    PRINCIPAL
                                                      AMOUNT       VALUE

                    ------------------------------------------------------------
COMMERCIAL PAPER (7.7%)
UNITED STATES (7.7%)
BellSouth Telecommunications Inc.
 5.95%, due 7/2/98 (telecommunications)............ $1,600,000  $  1,599,736
Goldman Sachs Group L.P. (The)
 6.25%, due 7/1/98
 (financial services)..............................  4,630,000     4,630,000
Merrill Lynch & Co. Inc.
 6.14%, due 7/1/98
 (financial services)..............................  4,269,000     4,269,000
                                                                ------------
Total Short-Term Investments (Cost $10,498,736)....               10,498,736
                                                                ------------
Total Investments (Cost $108,833,460) (d)..........       97.2%  132,726,806 (e)
Cash and Other Assets, Less Liabilities............        2.8     3,816,909
                                                    ----------  ------------
Net Assets.........................................      100.0% $136,543,715
                                                    ==========  ============

--------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated or partially segregated as collateral for forward foreign currency contracts.
(d) The cost for Federal income tax purposes is $109,910,273.
(e) At June 30, 1998 net unrealized appreciation for securities was $22,816,533, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $31,042,752 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,226,219.
(f) FF-French Franc.
The table below sets forth the diversification of International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                             VALUE     PERCENT +
                       ---------------------------------------------------------
Aerospace & Military Technology.......................... $    345,607     0.3%
Appliances & Household Durables..........................    2,353,439     1.7
Automobiles..............................................    4,377,182     3.2
Banking..................................................   17,454,232    12.8
Beverages & Tobacco......................................    3,563,681     2.6
Broadcasting & Publishing................................    1,181,884     0.9
Building Materials & Components..........................    1,078,251     0.8
Business & Public Services...............................    1,933,247     1.4
Chemicals................................................    6,200,693     4.5
Construction & Housing...................................      612,973     0.5
Data Processing & Reproduction...........................      295,362     0.2
Electrical & Electronics.................................    4,100,808     3.0
Electronic Components & Instruments......................       69,168     0.1
Energy Sources...........................................   10,671,509     7.8
Financial Services.......................................   10,145,445     7.4
Food & Household Products................................    6,155,958     4.5
Forest Products & Paper..................................      743,097     0.5
Health & Personal Care...................................   10,909,077     8.0
Industrial Components....................................      837,313     0.6
Insurance................................................   11,999,011     8.8
Leisure & Tourism........................................      570,484     0.4
Machinery & Engineering..................................    2,639,390     1.9
Merchandising............................................    5,041,536     3.7
Metals-Nonferrous........................................      416,763     0.3
Metals-Steel.............................................      738,196     0.5
Miscellaneous-Materials & Commodities....................      492,638     0.4
Miscellaneous-Materials & Components.....................      270,188     0.2
Multi-Industry...........................................    4,066,155     3.0
Real Estate..............................................      308,429     0.2
Recreation & Other Consumer Goods........................      364,645     0.3
Telecommunications.......................................   13,841,659    10.1
Textile & Apparel........................................      237,663     0.2
Tire & Rubber............................................      291,217     0.2
Transportation-Airlines..................................      433,074     0.3
Transportation-Road & Rail...............................      375,323     0.3
Transportation-Shipping..................................      784,404     0.6
Utilities-Electrical & Gas...............................    6,633,348     4.9
Wholesale & International Trade..........................      193,757     0.1
                                                          ------------   -----
                                                           132,726,806    97.2
Cash and Other Assets, Less Liabilities..................    3,816,909     2.8
                                                          ------------   -----
Net Assets............................................... $136,543,715   100.0%
                                                          ============   =====

--------
+ Percentages indicated are based on Fund net assets.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of June 30, 1998 (Unaudited)           For the six months ended June 30,
                                          1998 (Unaudited)

ASSETS:
 Investment in securities, at value
  (identified cost $108,833,460)................................. $132,726,806
 Cash denominated in foreign currencies (identified cost
  $16,498,719)...................................................   16,474,304
 Cash............................................................      330,050
 Receivables:
 Investment securities sold......................................   12,150,012
 Fund shares sold................................................      660,000
 Dividends and interest..........................................      611,139
 Unrealized appreciation on forward foreign currency contracts...      384,925
 Unamortized organization expense................................        3,408
                                                                  ------------
   Total assets..................................................  163,340,644
                                                                  ------------
LIABILITIES:
 Payables:
 Investment securities purchased.................................   26,340,358
 MainStay Management.............................................       92,247
 Custodian.......................................................       26,707
 Transfer agent..................................................        2,222
 Accrued expenses................................................       34,282
 Unrealized depreciation on forward foreign currency contracts...      301,113
                                                                  ------------
   Total liabilities.............................................   26,796,929
                                                                  ------------
 Net assets...................................................... $136,543,715
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
  1 billion shares authorized
 Institutional Class............................................. $     11,629
 Institutional Service Class.....................................           58
 Additional paid-in capital......................................  114,904,478
 Accumulated undistributed net investment income.................      984,176
 Accumulated distribution in excess of net realized gain on
  investments....................................................   (3,337,442)
 Accumulated net realized loss on foreign currency transactions..      (20,890)
 Net unrealized appreciation on investments......................   23,893,346
 Net unrealized appreciation on translation of other assets and liabilities in foreign currencies and forward foreign currency
  contracts......................................................      108,360
                                                                  ------------
 Net assets...................................................... $136,543,715
                                                                  ============
Institutional Class
 Net assets applicable to outstanding shares..................... $135,867,522
                                                                  ============
 Shares of capital stock outstanding.............................   11,629,272
                                                                  ============
 Net asset value per share outstanding........................... $      11.68
                                                                  ============
Institutional Service Class
 Net assets applicable to outstanding shares..................... $    676,193
                                                                  ============
 Shares of capital stock outstanding.............................       58,380
                                                                  ============
 Net asset value per share outstanding........................... $      11.58
                                                                  ============

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $ 1,475,309
 Interest.........................................................     381,372
                                                                   -----------
   Total income...................................................   1,856,681
                                                                   -----------
 Expenses:
 Management.......................................................     539,586
 Custodian........................................................      29,222
 Professional.....................................................      24,755
 Transfer agent...................................................      13,387
 Registration.....................................................      11,493
 Shareholder communication........................................      11,117
 Directors........................................................       1,553
 Amortization of organization expense.............................       1,124
 Service..........................................................         811
 Miscellaneous....................................................      13,070
                                                                   -----------
   Total expenses before
    reimbursement.................................................     646,118
 Expense reimbursement from Manager...............................     (10,500)
                                                                   -----------
   Net expenses...................................................     635,618
                                                                   -----------
 Net investment income............................................   1,221,063
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Security transactions............................................   2,312,271
 Foreign currency transactions....................................     (20,890)
                                                                   -----------
 Net realized gain on investments and foreign currency
  transactions....................................................   2,291,381
                                                                   -----------
 Net change in unrealized appreciation on investments:
 Security transactions............................................  16,883,178
 Translation of other assets and liabilities in foreign
  currencies and forward foreign currency contracts...............    (111,985)
                                                                   -----------
 Net unrealized gain on investments and foreign currency
  transactions....................................................  16,771,193
                                                                   -----------
 Net realized and unrealized gain on investments and foreign currency transactions...........................................  19,062,574
                                                                   -----------
 Net increase in net assets resulting from operations............. $20,283,637
                                                                   ===========

--------
(a) Dividends recorded net of foreign withholding taxes of $207,223.
 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                         1998          1997
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
 Net investment income.............................. $  1,221,063  $  1,587,348
 Net realized gain (loss) on investments............    2,312,271    (1,080,939)
 Net realized gain (loss) on foreign currency
  transactions......................................      (20,890)   10,328,021
 Net change in unrealized appreciation on
  investments.......................................   16,883,178     2,187,439
 Net change in unrealized appreciation on
  translation of other assets and liabilities in
  foreign currencies and forward foreign currency
  contracts.........................................     (111,985)   (4,839,110)
                                                     ------------  ------------
 Net increase in net assets resulting from
  operations........................................   20,283,637     8,182,759
                                                     ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income and net realized gain
  on foreign currency transactions:
  Institutional Class...............................          --     (9,819,650)
  Institutional Service Class.......................          --        (50,906)
 From net realized gain on investments:
  Institutional Class...............................          --     (2,944,160)
  Institutional Service Class.......................          --        (15,790)
                                                     ------------  ------------
   Total dividends and distributions to
    shareholders....................................          --    (12,830,506)
                                                     ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class...............................    9,362,488    11,849,479
  Institutional Service Class.......................       33,951       163,090
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class...............................          --     12,104,179
  Institutional Service Class.......................          --         66,689
                                                     ------------  ------------
                                                        9,396,439    24,183,437
 Cost of shares redeemed:
  Institutional Class...............................   (7,448,441)  (31,841,602)
  Institutional Service Class.......................      (69,196)     (318,224)
                                                     ------------  ------------
  Increase (decrease) in net assets derived from
   capital share transactions.......................    1,878,802    (7,976,389)
                                                     ------------  ------------
  Net increase (decrease) in net assets.............   22,162,439   (12,624,136)
NET ASSETS:
 Beginning of period................................  114,381,276   127,005,412
                                                     ------------  ------------
 End of period...................................... $136,543,715  $114,381,276
                                                     ============  ============
 Accumulated undistributed net investment income
  (excess distribution) at end of period............ $    984,176  $   (236,887)
                                                     ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                   INSTITUTIONAL
                                                     INSTITUTIONAL    SERVICE
                                                         CLASS         CLASS
                                                     ------------- -------------
                                                             SIX MONTHS
                                                                ENDED
                                                           JUNE 30, 1998*
                                                     ---------------------------

Net asset value at beginning of period.............    $   9.93      $   9.85
                                                       --------      --------
Net investment income..............................        0.10          0.10
Net realized and unrealized gain (loss) on
 investments.......................................        1.66          1.64
Net realized and unrealized gain (loss) on foreign
 currency transactions.............................       (0.01)        (0.01)
                                                       --------      --------
Total from investment operations...................        1.75          1.73
                                                       --------      --------
Less dividends and distributions:
From net investment income and net realized gain on
 foreign currency transactions.....................         --            --
From net realized gain on investments..............         --            --
In excess of net investment income.................         --            --
                                                       --------      --------
Total dividends and distributions..................         --            --
                                                       --------      --------
Net asset value at end of period...................    $  11.68      $  11.58
                                                       ========      ========
Total investment return (c)........................       17.62%        17.56%
Ratios (to average net assets)/Supplemental Data:
 Net investment income.............................        1.92%+        1.67%+
 Net expenses......................................        1.00%+        1.25%+
 Expenses (before reimbursement)...................        1.02%+        1.27%+
Portfolio turnover rate............................          28%           28%
Net assets at end of period (in 000's).............    $135,868      $    676

--------
 * Unaudited.
 + Annualized.
(a) Commencement of operations.
(b) Less than one cent per share.
(c) Total return is not annualized.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

               INSTITUTIONAL               INSTITUTIONAL                 INSTITUTIONAL
INSTITUTIONAL     SERVICE    INSTITUTIONAL    SERVICE    INSTITUTIONAL      SERVICE
    CLASS          CLASS         CLASS         CLASS         CLASS           CLASS
-------------  ------------- ------------- ------------- -------------   -------------
                YEAR ENDED DECEMBER 31                       JANUARY 1, 1995(A)
--------------------------------------------------------           THROUGH
           1997                         1996                  DECEMBER 31, 1995
---------------------------- --------------------------- -----------------------------

  $  10.63       $  10.58      $  10.35      $  10.33      $  10.00        $  10.00
  --------       --------      --------      --------      --------        --------
      1.14           1.11          0.64          0.62          0.36            0.35
     (0.10)         (0.10)         0.09          0.09          0.17            0.16
     (0.49)         (0.52)         0.51          0.48          0.18            0.17
  --------       --------      --------      --------      --------        --------
      0.55           0.49          1.24          1.19          0.71            0.68
  --------       --------      --------      --------      --------        --------
     (0.96)         (0.93)        (0.84)        (0.82)        (0.10)          (0.09)
     (0.29)         (0.29)        (0.12)        (0.12)        (0.26)          (0.26)
       --             --            --            --          (0.00)(b)       (0.00)(b)
  --------       --------      --------      --------      --------        --------
     (1.25)         (1.22)        (0.96)        (0.94)        (0.36)          (0.35)
  --------       --------      --------      --------      --------        --------
  $   9.93       $   9.85      $  10.63      $  10.58      $  10.35        $  10.33
  ========       ========      ========      ========      ========        ========
      5.44%          4.88%        12.09%        11.59%         7.17%           6.86%
      1.23%          0.98%         0.83%         0.58%         1.05%           0.80%
      1.00%          1.25%         1.00%         1.25%         1.00%           1.25%
      1.04%          1.29%         1.07%         1.32%         1.07%           1.32%
        37%            37%           23%           23%           26%             26%
  $113,774       $    607      $126,280      $    725      $ 96,714        $    213

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND

================================================================================
               MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o European stock market performance was particularly strong, with France and Germany posting returns in excess of 35% in U.S. dollar terms, fueled by low inflation, low interest rates, and continued economic expansion.

o Asian and Pacific Rim countries continued to face a bear market, with Hong Kong and Japan underperforming as economic, financial, and industrial concerns spread throughout the region.

o The U.S. stock market continued to post strong gains, with the S&P 500* returning 17.71% for the first half of 1998.


================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o One-year total returns of 23.44% and 23.02% for Institutional Class and Service Class shares, respectively, as of 6/30/98.

o The Fund benefited from holding approximately 69% of its assets in stocks and particularly from investments in France, Germany, and the United States.

o Hong Kong stocks provided negative returns during the reporting period, but accounted for less than 2% of the Fund's assets.

o Both share classes outperformed the average Lipper+ flexible portfolio fund, which returned 10.13% during the first six months of 1998.


The U.S. equity market provided strong performance in the first half of 1998, with continued growth, modest inflation, and low interest rates. Many equity investors were concerned about the potential impact that the Asian crisis would have on U.S. corporate earnings. Although this may have caused the market to be somewhat choppy, in the end, investor confidence contributed to the domestic stock market's moving to higher levels.

Europe experienced a bull market in the first half of the year, while Asia and the Pacific Rim faced a bear market. Generally speaking, European markets were fueled by strong macroeconomic factors such as low inflation, low interest rates, and strong economic growth. Investors responded favorably to perceived European market efficiencies and efforts by European corporations to increase the value of their shares through mergers, strategic alliances, share repurchases, cost cutting, or other means.


--------------------------------------------------------------------------------
Inflation An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Bull market/bear market A bull market occurs when security prices are rising, a bear market occurs when security prices decline.

Mergers and acquisitions A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.
--------------------------------------------------------------------------------


================================================================================

* The "S&P 500(R)" is a registered trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

During the first half of the year, Asian and Pacific Rim countries continued to feel the lingering effects of earlier currency devaluations and lack of confidence by many investors in the Japanese economy. In general, investor confidence sank even lower when Japan announced that it was in recession.

Given this backdrop, how did the MainStay Institutional Multi-Asset Fund perform in the first half of 1998?

For the six months ended 6/30/98, the MainStay Institutional Multi-Asset Fund returned 13.76% and 13.57% for Institutional Class shares and Service Class shares, respectively. Both share classes outperformed the average Lipper flexible portfolio fund, which returned 10.13% for the first half of 1998.

What were the key factors that helped the Fund outperform its peers?

Primarily, the Fund benefited from its multifactor asset allocation models, which estimate risk, return, and correlation for the asset classes. These models are also used in determining how much to invest in domestic and foreign securities. During the reporting period, the Fund had an average allocation to equities of 69%, which helped it benefit from a strong market in the United States and exceptional performance in key European countries. U.S. bond investments also contributed positively to performance.

How much of the Fund's equity investments were in the United States?

The prospectus limits the amount of investments in foreign securities, so most of the Fund's portfolio was in domestic stocks. As of June 30, 1998, 52% of the Fund's net assets were invested in domestic stocks. In its domestic equity investments, the Fund seeks to track the performance of the S&P 500, which gained 17.71% over the reporting period.

Where did the Fund invest in Europe?

Although the Fund was not directly invested in foreign equities, it used stock index futures contracts to obtain exposure to foreign stocks.

In the first six months of 1998, the Fund allocated approximately 3% of its assets to stock index futures contracts of the French CAC-40 Index, a narrow based capitalization-weighted index of 40 companies listed on the Paris stock exchange. The CAC-40 Index returned 40.1% over the reporting period. During the same period, the Fund invested approximately 3% of its assets in stock index futures contracts in the German DAX Index, a total rate of return index of 30 selected blue-chip stocks traded on the Frankfurt Stock Exchange. The DAX returned 33.8% during the first six months of 1998. Using futures contracts, the Fund also benefited from exposure to equities in Great Britian (FTSE 100 Index) and Canada (TSE 35 Official Index).

Were there markets that didn't have such positive performance?

Yes. The Fund had a small amount of its assets invested in futures contracts of the Hong Kong Hang Seng Index, which declined 20% during the first half of the year. It also had assets invested in futures contracts of the Australian All-Ordinairies Index and the Japanese TOPIX, which were up 2% and 5%, respectively, in U.S. dollar terms. Although these returns were positive, they were well below the returns in the U.S. and Europe and negatively impacted the Fund's overall performance.++


--------------------------------------------------------------------------------
Devaluation Lowering the value of a country's currency relative to gold and/or the currencies of other nations. Devaluation may also result from a rise in the value of other currencies relative to the currency of a particular country.

Futures contract An agreement to buy or sell a specific amount of a financial instrument at a particular price on a stipulated future date.
--------------------------------------------------------------------------------


================================================================================
++ All of the country-specific indexes mentioned are unmanaged and are considered to be representative of the stock markets of their respective countries.

================================================================================

How did the Fund's bond investments perform?

The Fund's bond investments seek to track the performance of the Salomon Smith Barney Broad Investment Grade (BIG) Index.++ Thirty-year U.S. Treasury bonds rallied as yields dropped to all-time lows in June. During the reporting period, the Index as a whole returned 3.96%, with the best performance recorded by Treasuries, up 4.22%. Mortgage-backed securities were the worst-performing sector, but also provided positive performance, gaining 3.37%. While bonds contributed positively to performance, the higher returns of stocks underscored the value of the Fund's proprietary asset allocation.

Can investors look forward to similar performance in the second half of 1998?

Past performance is no guarantee of future results, and the returns that the Fund achieved for the first six months of 1998 have been much higher than the average annual total returns of domestic common stocks from 1926 through 1997.(S) While we cannot say how markets will move in the next several months, we believe investors should maintain realistic expectations for the year as a whole.

What is your outlook for the second half of 1998 and beyond?

We believe the continued divergence between the U.S., European, and Asian markets demonstrates that the world may not be behaving as one global market. This may help provide opportunities for us to identify pricing anomalies among the various markets and asset classes in which the Fund may invest. Wherever the markets may move, the Fund will continue to seek to maximize total return, consistent with its percentage constraints on amounts allocated to each asset class, from a combination of common stocks, income securities, and money market instruments.

James A. Mehling, CFA
Portfolio Manager



================================================================================
Past performance is no guarantee of future results.

++ The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered representative of the U.S. bond market.

(S) Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

                                   [GRAPHIC]

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
             MULTI-ASSET FUND VS LIPPER FLEXIBLE PORTFOLIO AVERAGE

                           INSTITUTIONAL CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

                 Multi-Asset
  Year              Fund         Lipper
  ----           -----------     --------

1/2/91              10,000           10,000
91                  11,790           12,542
92                  12,626           13,559
93                  13,736           15,027
94                  13,618           14,710
95                  17,269           18,363
96                  20,061           20,842
97                  25,415           24,689
6/30/98             28,911           27,122


                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
             MULTI-ASSET FUND VS LIPPER FLEXIBLE PORTFOLIO AVERAGE

                           SERVICE CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

                 Multi-Asset
  Year              Fund         Lipper
  ----           -----------     --------
1/2/91              10,000       10,000
91                  11,790       12,542
92                  12,626       13,559
93                  13,736       15,027
94                  13,618       14,710
95                  17,254       18,363
96                  19,995       20,842
97                  25,255       24,689
6/30/98             28,682       27,122

o Multi-Asset Fund   -- Lipper Flexible Portfolio Fund Average
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 1/2/91.

                                        Total Return*                       SEC Average Annual Total Return*
PERFORMANCE                          as of June 30, 1998                           as of June 30, 1998
-----------------------------------------------------------------------------------------------------------------

                                        Year to Date                    One Year      Five Year   Since Inception
-----------------------------------------------------------------------------------------------------------------
Multi-Asset Fund Institutional Class        13.76%                        23.44%        16.90%         15.20%
Multi-Asset Fund Service Class+             13.57%                        23.02%        16.71%         15.08%
Average Lipper Flexible Portfolio Fund      10.13%                        18.16%        13.88%         14.36%


YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           Institutional Class Shares

                                              Total Return
            Year end                               %*
            --------                          ------------
              1991                               17.90
              1992                                7.09
              1993                                8.79
              1994                               -0.86
              1995                               26.81
              1996                               16.16
              1997                               26.69
              1998 (as of 6/30/98)               13.76


================================================================================

TOP 10 EQUITY HOLDINGS
(% of net assets as of June 30, 1998)

 1. General Electric Co.                                                   1.71%
 2. Microsoft Corp.                                                        1.54%
 3. Coca-Cola Co. (The)                                                    1.22%
 4. Exxon Corp.                                                            1.00%
 5. Merck & Co., Inc.                                                      0.93%
 6. Pfizer Inc.                                                            0.82%
 7. Wal-Mart Stores, Inc.                                                  0.79%
 8. Intel Corp.                                                            0.72%
 9. Procter & Gamble Co. (The)                                             0.71%
10. Royal Dutch Petroleum Co.                                              0.68%


================================================================================

TOP 5 INDUSTRY HOLDINGS
(% of net assets as of June 30, 1998)

1. Financial-Miscellaneous                                                 3.26%
2. Oil-Integrated International                                            2.76%
3. Drugs                                                                   2.69%
4. Computer Software & Services                                            2.37%
5. Health Care-Diversified                                                 2.34%


================================================================================
* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

LONG-TERM BONDS (12.0%)+                  FOREIGN GOVERNMENT (0.2%)
CORPORATE BONDS (5.3%)

                                                         PRINCIPAL
                                                          AMOUNT       VALUE

                   -------------------------------------------------------------
BANKS (2.0%)
First Union Corp.
 8.77%, due 11/15/04 (c)..............................  $ 1,000,000 $  1,038,750
Morgan (J.P.) & Co. Inc.
 8.50%, due 8/15/03 (c)...............................      500,000      551,875
National Bank of Canada Series B
 8.125%, due 8/15/04 (c)(d)...........................    7,850,000    8,625,188
                                                                    ------------
                                                                      10,215,813
                                                                    ------------
BROKERAGE (0.1%)
PaineWebber Group, Inc. 7.75%, due 9/1/02 (c).........      400,000      421,500
                                                                    ------------
CHEMICALS (0.1%)
Rhone-Poulenc S.A.
 7.75%, due 1/15/02 (c)(d)............................      350,000      366,625
                                                                    ------------
CONSUMER FINANCIAL SERVICES (0.1%)
Bear Stearns Cos., Inc. (The) 6.625%, due 1/15/04 (c).      500,000      506,875
                                                                    ------------
FINANCIAL--MISCELLANEOUS (1.4%)
Ford Motor Credit Co.
 7.00%, due 9/25/01 (c)...............................    1,600,000    1,646,000
Morgan Stanley, Dean Witter, Discover & Co.
 7.50%, due 2/1/24 (c)................................    5,000,000    5,250,000
                                                                    ------------
                                                                       6,896,000
                                                                    ------------
INDUSTRIAL (0.4%)
Cox Communications Inc. 6.50%, due 11/15/02 (c).......    1,000,000    1,010,000
Petroleum Geo-Services ASA 6.625%, due 3/30/08 (c)(d).    1,000,000    1,000,000
                                                                    ------------
                                                                       2,010,000
                                                                    ------------
OIL--INTEGRATED DOMESTIC (0.1%)
Occidental Petroleum Corp. 10.125%, due 11/15/01 (c)..      500,000      560,000
                                                                    ------------
PAPER & FOREST PRODUCTS (0.1%)
Georgia-Pacific Corp.
 8.50%, due 2/1/22 (c)................................      500,000      558,125
                                                                    ------------
UTILITIES--ELECTRIC (1.0%)
Citizens Utilities Co.
 7.45%, due 1/15/04 (c)...............................    1,000,000    1,071,250
Florida Power & Light Co. 6.875%, due 4/1/04 (c)......      500,000      511,875
Wisconsin Electric Power Co. 7.70%, due 12/15/27 (c)..    3,000,000    3,213,750
                                                                    ------------
                                                                       4,796,875
                                                                    ------------
Total Corporate Bonds (Cost $26,232,355)..............                26,331,813
                                                                    ------------

--------
+ Percentages indicated are based on Fund net assets.

                                                PRINCIPAL
                                                  AMOUNT        VALUE

                   ------------------------------------------------------
CANADA (0.2%)
Manitoba (Province of)
 9.625%, due 3/15/99 (c)(d)................... $    500,000 $     512,500
Quebec (Province of)
 9.375%, due 4/1/99 (c)(d)....................      500,000       512,500
                                                            -------------
Total Foreign Government
 (Cost $1,060,440)............................                  1,025,000
                                                            -------------

U.S. GOVERNMENT &
FEDERAL AGENCIES (6.5%)

FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD (MORTGAGE PASS-THROUGH SECU-
 RITIES)(0.8%)
 6.00%, due 1/1/26- 1/1/28 (c)................    1,152,828     1,123,648
 7.00%, due 3/1/26- 10/1/26 (c)...............      881,172       894,390
 7.50%, due 7/1/11- 9/1/11 (c)................      744,496       765,668
 7.75%, due 10/1/07 (c).......................      562,123       583,730
 8.00%, due 10/1/11- 11/1/11 (c)..............      706,060       728,565
                                                            -------------
                                                                4,096,001
                                                            -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES)(1.2%)
 6.50%, due 11/1/03 (c).......................      802,591       809,614
 7.00%, due 10/1/03- 6/1/26 (c)...............    1,546,493     1,568,241
 7.50%, due 7/1/11- 10/1/11 (c)...............      651,650       669,978
 8.00%, due 7/1/09- 11/1/11 (c)...............    1,441,991     1,488,406
 8.50%, due 6/1/26- 10/1/26 (c)...............      438,183       457,353
 9.00%, due 6/1/26- 9/1/26 (c)................      794,752       838,960
                                                            -------------
                                                                5,832,552
                                                            -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH SECURI-
 TIES)(0.7%)
 7.00%, due 7/15/11- 10/15/11 (c).............      883,073       904,874
 7.50%, due 3/15/26- 6/15/26 (c)..............      806,796       828,983
 8.00%, due 8/15/26- 10/15/26 (c).............      758,977       786,490
 8.50%, due 11/15/26 (c)......................      431,995       455,619
 9.00%, due 4/15/25- 11/15/26 (c).............      547,268       585,748
                                                            -------------
                                                                3,561,714
                                                            -------------
RESOLUTION FUNDING CORP. (0.3%)
 (zero coupon), due 10/15/10 (c)..............    2,600,000     1,292,356
                                                            -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

U.S. GOVERNMENT & FEDERAL AGENCIES (Continued)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE

                   ------------------------------------------------------------
UNITED STATES TREASURY BONDS (1.3%)
 6.125%, due 11/15/27 (c)............................. $ 1,500,000 $  1,607,265
 6.25%, due 8/15/23 (c)...............................   1,000,000    1,070,870
 8.125%, due 5/15/21 (c)..............................   1,000,000    1,300,880
 10.625%, due 8/15/15 (c).............................   1,000,000    1,536,140
 11.875%, due 11/15/03 (c)............................     700,000      901,957
                                                                   ------------
                                                                      6,417,112
                                                                   ------------
UNITED STATES TREASURY NOTES (2.2%)
 5.00%, due 1/31/99 (c)...............................   1,000,000      997,400
 5.75%, due 8/15/03 (c)...............................   2,300,000    2,323,736
 6.375%, due 1/15/99 (c)..............................   1,000,000    1,003,760
 7.00%, due 7/15/06 (c)...............................   2,100,000    2,292,528
 7.50%, due 11/15/01- 5/15/02 (c).....................   2,000,000    2,125,150
 7.875%, due 11/15/99 (c).............................   1,000,000    1,030,610
 8.25%, due 7/15/98 (c)...............................   1,000,000    1,001,400
                                                                   ------------
                                                                     10,774,584
                                                                   ------------
Total U.S. Government & Federal Agencies
 (Cost $30,977,867)...................................               31,974,319
                                                                   ------------
Total Long-Term Bonds (Cost $58,270,662)..............               59,331,132
                                                                   ------------

COMMON STOCKS (51.7%)

                                                         SHARES
                   --------------
AEROSPACE/DEFENSE (0.7%)
Boeing Co. (The)......................................      28,958    1,290,441
General Dynamics Corp.................................       3,694      171,771
Lockheed Martin Corp..................................       5,626      595,653
Northrop Grumman Corp.................................       1,905      196,453
Raytheon Co. Class B..................................       9,647      570,379
Rockwell International Corp...........................       5,594      268,862
United Technologies Corp..............................       6,562      606,985
                                                                   ------------
                                                                      3,700,544
                                                                   ------------
AIRLINES (0.2%)
AMR Corp. (a).........................................       5,223      434,815
Delta Air Lines, Inc..................................       2,249      290,684
Southwest Airlines Co.................................       6,361      188,445
US Airways Group, Inc. (a)............................       2,906      230,300
                                                                   ------------
                                                                      1,144,244
                                                                   ------------
ALUMINUM (0.1%)
Alcan Aluminum Ltd....................................       6,452      178,236
Aluminum Co. of America...............................       4,871      321,182
Reynolds Metals Co....................................       2,033      113,721
                                                                   ------------
                                                                        613,139
                                                                   ------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co...............................       2,238       46,159
Echlin Inc............................................       1,717       84,240
Genuine Parts Co......................................       5,100      176,269
Goodyear Tire & Rubber Co. (The)......................       4,515      290,935
                                                                   ------------
                                                                        597,603
                                                                   ------------

                                                          SHARES       VALUE

                   -------------------------------------------------------------
AUTOMOBILES (0.9%)
Chrysler Corp..........................................      18,472 $  1,041,359
Ford Motor Co..........................................      34,779    2,051,961
General Motors Corp....................................      19,196    1,282,533
                                                                    ------------
                                                                       4,375,853
                                                                    ------------
BEVERAGES--ALCOHOLIC (0.2%)
Anheuser-Busch Cos., Inc...............................      13,931      657,369
Brown-Forman Corp. Class B.............................       2,015      129,464
Coors (Adolph) Co. Class B.............................       1,140       38,760
Seagram Co. Ltd. (The).................................       9,875      404,258
                                                                    ------------
                                                                       1,229,851
                                                                    ------------
BEVERAGES--SOFT DRINKS (1.6%)
Coca-Cola Co. (The) (c)................................      70,952    6,066,396
PepsiCo, Inc. (c)......................................      42,728    1,759,859
                                                                    ------------
                                                                       7,826,255
                                                                    ------------
BROADCAST/MEDIA (0.6%)
CBS Corp. (a)..........................................      20,575      653,256
Clear Channel Communications, Inc. (a).................       3,560      388,485
Comcast Corp. Special Class A..........................      10,548      428,183
MediaOne Group Inc. (a)................................      17,483      768,159
Tele-Communications, Inc. Series A TCI Group (a).......      14,526      558,343
                                                                    ------------
                                                                       2,796,426
                                                                    ------------
BUILDING MATERIALS (0.1%)
Masco Corp.............................................       4,844      293,062
Owens Corning..........................................       1,503       61,341
Sherwin-Williams Co. (The).............................       4,965      164,466
                                                                    ------------
                                                                         518,869
                                                                    ------------
CHEMICALS (1.1%)
Air Products & Chemicals, Inc..........................       6,777      271,080
Dow Chemical Co. (The).................................       6,406      619,380
Du Pont (E.I.) De Nemours & Co.........................      32,514    2,426,357
Eastman Chemical Co....................................       2,326      144,794
Goodrich (B.F.) Co. (The)..............................       2,053      101,880
Hercules Inc...........................................       2,733      112,395
Monsanto Co............................................      17,116      956,356
Praxair, Inc...........................................       4,555      213,231
Rohm & Haas Co.........................................       1,703      177,006
Union Carbide Corp.....................................       3,891      207,682
                                                                    ------------
                                                                       5,230,161
                                                                    ------------
CHEMICALS--DIVERSIFIED (0.1%)
Avery Dennison Corp....................................       3,357      180,439
Engelhard Corp.........................................       4,193       84,908
FMC Corp. (a)..........................................       1,033       70,438
PPG Industries, Inc....................................       5,153      358,456
                                                                    ------------
                                                                         694,241
                                                                    ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

COMMON STOCKS (Continued)

                                                         SHARES       VALUE

                   ------------------------------------------------------------
CHEMICALS--SPECIALTY (0.1%)
Grace (W.R.) & Co. (a)................................       2,163 $     36,906
Great Lakes Chemical Corp.............................       1,687       66,531
Morton International, Inc.............................       3,656       91,400
Nalco Chemical Co.....................................       1,993       70,004
Sigma-Aldrich Corp....................................       2,951      103,654
                                                                   ------------
                                                                        368,495
                                                                   ------------
COMMUNICATION--EQUIPMENT MANUFACTURERS (1.6%)
Andrew Corp. (a)......................................       2,602       46,999
Ascend Communications, Inc. (a).......................       5,504      272,792
Bay Networks, Inc. (a)................................       6,317      203,723
Cabletron Systems, Inc. (a)...........................       4,551       61,154
Cisco Systems, Inc. (a)...............................      29,303    2,697,707
DSC Communications Corp. (a)..........................       3,280       98,400
General Instrument Corp. (a)..........................       4,322      117,504
Lucent Technologies Inc...............................      37,552    3,123,857
Northern Telecom Ltd..................................      14,807      840,297
Scientific-Atlanta, Inc...............................       2,156       54,709
Tellabs, Inc. (a).....................................       5,102      365,431
3Com Corp. (a)........................................      10,233      314,025
                                                                   ------------
                                                                      8,196,598
                                                                   ------------
COMPUTER SOFTWARE & SERVICES (2.4%)
Adobe Systems Inc.....................................       1,885       79,995
Autodesk, Inc.........................................       1,408       54,384
Automatic Data Processing, Inc........................       8,655      630,733
Ceridian Corp. (a)....................................       2,199      129,191
Computer Associates International, Inc................      15,662      870,220
Computer Sciences Corp. (a)...........................       4,483      286,912
Equifax Inc...........................................       4,236      153,820
First Data Corp.......................................      12,773      425,501
HBO & Co..............................................      12,282      432,940
Microsoft Corp. (a)(c)................................      70,624    7,653,876
Novell, Inc. (a)......................................      10,031      127,895
Oracle Corp. (a)......................................      27,909      685,515
Parametric Technology Corp. (a).......................       7,717      209,324
Shared Medical Systems Corp...........................         785       57,648
                                                                   ------------
                                                                     11,797,954
                                                                   ------------
COMPUTER SYSTEMS (2.0%)
Apple Computer, Inc. (a)..............................       3,823      109,672
Compaq Computer Corp. (c).............................      47,388    1,344,634
Data General Corp. (a)................................       1,480       22,108
Dell Computer Corp. (a)...............................      18,415    1,709,142
EMC Corp. (a).........................................      14,281      639,967
Gateway 2000, Inc. (a)................................       4,497      227,661
Hewlett-Packard Co....................................      29,679    1,777,030
International Business Machines Corp..................      27,038    3,104,300
Seagate Technology, Inc. (a)..........................       7,035      167,521

                                                         SHARES       VALUE

                   ------------------------------------------------------------
COMPUTER SYSTEMS (Continued)
Silicon Graphics, Inc. (a)............................       5,402 $     65,499
Sun Microsystems, Inc. (a)............................      10,840      470,863
Unisys Corp. (a)......................................       7,186      203,005
                                                                   ------------
                                                                      9,841,402
                                                                   ------------
CONGLOMERATES (0.1%)
Tenneco Inc...........................................       4,828      183,766
Textron Inc...........................................       4,710      337,648
                                                                   ------------
                                                                        521,414
                                                                   ------------
CONTAINERS--METAL & GLASS (0.1%)
Ball Corp. ...........................................         861       34,601
Crown Cork & Seal Co., Inc............................       3,654      173,565
Owens-Illinois, Inc. (a)..............................       4,404      197,079
                                                                   ------------
                                                                        405,245
                                                                   ------------
CONTAINERS--PAPER (0.0%) (b)
Bemis Co., Inc........................................       1,547       63,234
Stone Container Corp. (a).............................       2,734       42,719
Temple-Inland Inc.....................................       1,582       85,230
                                                                   ------------
                                                                        191,183
                                                                   ------------
COSMETICS (0.5%)
Alberto-Culver Co. Class B............................       1,581       45,849
Avon Products, Inc....................................       3,789      293,647
Gillette Co. (The)....................................      32,216    1,826,245
International Flavors & Fragrances Inc................       3,083      133,918
                                                                   ------------
                                                                      2,299,659
                                                                   ------------
DRUGS (2.7%)
Lilly (Eli) & Co......................................      31,858    2,104,619
Merck & Co., Inc......................................      34,423    4,604,076
Pfizer Inc............................................      37,449    4,070,238
Pharmacia & Upjohn, Inc...............................      14,540      670,658
Schering-Plough Corp..................................      21,017    1,925,683
                                                                   ------------
                                                                     13,375,274
                                                                   ------------
ELECTRIC POWER COMPANIES (1.2%)
Ameren Corp...........................................       3,806      151,289
American Electric Power Co., Inc......................       5,497      249,426
Baltimore Gas & Electric Co...........................       4,232      131,456
Carolina Power & Light Co.............................       4,236      183,737
Central & South West Corp.............................       6,020      161,788
Cinergy Corp..........................................       4,486      157,010
Consolidated Edison, Inc..............................       6,739      310,415
Dominion Resources, Inc...............................       5,635      229,626
DTE Energy Co.........................................       4,156      167,798
Duke Energy Corp......................................      10,292      609,801
Edison International..................................      10,373      306,652
Entergy Corp..........................................       7,040      202,400
FirstEnergy Corp......................................       6,500      199,875
FPL Group, Inc........................................       5,308      334,404

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                         SHARES       VALUE

                   ------------------------------------------------------------
ELECTRIC POWER COMPANIES (Continued)
GPU, Inc. ............................................       3,600 $    136,125
Houston Industries Inc. ..............................       8,485      261,974
Niagara Mohawk Power Corp. (a)........................       4,754       71,013
Northern States Power Co. ............................       4,304      123,202
PacifiCorp............................................       8,387      189,756
PECO Energy Co. ......................................       6,327      184,669
PG&E Corp. ...........................................      10,972      346,304
PP&L Resources, Inc. .................................       4,814      109,218
Public Service Enterprise Group  Inc..................       6,668      229,629
Southern Co. (The)....................................      20,017      554,221
Texas Utilities Co. ..................................       7,994      332,750
Unicom Corp. .........................................       6,156      215,845
                                                                   ------------
                                                                      6,150,383
                                                                   ------------
ELECTRICAL EQUIPMENT (2.0%)
AMP Inc...............................................       6,151      211,441
Emerson Electric Co...................................      12,709      766,511
General Electric Co. (c)..............................      93,373    8,496,943
General Signal Corp...................................       1,248       44,928
Grainger (W.W.), Inc. ................................       2,823      140,621
Honeywell Inc. .......................................       3,619      302,413
Raychem Corp. ........................................       2,395       70,802
Thomas & Betts Corp...................................       1,510       74,367
                                                                   ------------
                                                                     10,108,026
                                                                   ------------
ELECTRONIC--DEFENSE (0.0%) (b)
EG&G, Inc.............................................       1,259       37,770
                                                                   ------------
ELECTRONIC--INSTRUMENTATION (0.0%) (b)
Perkin-Elmer Corp. (The)..............................       1,333       82,896
Tektronix, Inc. ......................................       1,408       49,808
                                                                   ------------
                                                                        132,704
                                                                   ------------
ELECTRONIC--SEMICONDUCTORS (1.2%)
Advanced Micro Devices, Inc. (a)......................       4,134       70,536
Applied Materials, Inc. (a)...........................      10,515      310,193
Intel Corp. ..........................................      48,650    3,606,181
KLA-Tencor Corp. (a)..................................       2,451       67,862
LSI Logic Corp. (a)...................................       3,996       92,158
Micron Technology, Inc. (a)...........................       6,058      150,314
Motorola, Inc. .......................................      17,135      900,658
National Semiconductor Corp. (a)......................       4,586       60,478
Texas Instruments Inc. ...............................      11,082      646,219
                                                                   ------------
                                                                      5,904,599
                                                                   ------------
ENGINEERING & CONSTRUCTION (0.0%) (b)
Fluor Corp. ..........................................       2,331      118,881
Foster Wheeler Corp. .................................       1,131       24,246
                                                                   ------------
                                                                        143,127
                                                                   ------------


                                                         SHARES       VALUE

                   ------------------------------------------------------------
ENTERTAINMENT (0.8%)
King World Productions, Inc. (a)......................       2,048 $     52,224
Time Warner Inc. .....................................      16,906    1,444,406
Viacom Inc. Class B (a)...............................      10,213      594,907
Walt Disney Co. (The).................................      19,511    2,049,874
                                                                   ------------
                                                                      4,141,411
                                                                   ------------
FINANCIAL--MISCELLANEOUS (1.9%)
American Express Co. .................................      13,233    1,508,562
American General Corp. ...............................       7,243      515,611
Associates First Capital Corp. Class A................       9,884      759,833
Capital One Finanicial Corp. .........................       1,800      223,538
Fannie Mae............................................      29,680    1,803,060
Franklin Resources Inc. ..............................       7,294      393,876
Freddie Mac...........................................      19,430      914,424
Green Tree Financial Corp. ...........................       3,872      165,770
MBIA Inc. ............................................       2,772      207,553
MBNA Corp. ...........................................      14,388      474,804
Morgan Stanley, Dean Witter, Discover & Co. ..........      17,224    1,573,843
SLM Holding Corp. ....................................       4,800      235,200
SunAmerica Inc. ......................................       5,591      321,133
Transamerica Corp. ...................................       1,830      210,679
                                                                   ------------
                                                                      9,307,886
                                                                   ------------
FOOD DISTRIBUTORS (0.1%)
Cardinal Health, Inc. ................................       3,077      288,469
SUPERVALU Inc. .......................................       1,737       77,079
SYSCO Corp. ..........................................       9,667      247,717
                                                                   ------------
                                                                        613,265
                                                                   ------------
FOODS (1.3%)
Bestfoods.............................................       8,231      477,912
Campbell Soup Co. ....................................      13,159      699,072
ConAgra, Inc. ........................................      13,786      436,844
General Mills, Inc. ..................................       4,493      307,209
Heinz (H.J.) Co. .....................................      10,338      580,220
Hershey Foods Corp. ..................................       4,088      282,072
Kellogg Co. ..........................................      11,767      441,998
Quaker Oats Co. (The).................................       3,864      212,279
Ralston-Ralston Purina Group..........................       3,002      350,671
Sara Lee Corp. .......................................      13,365      747,605
Unilever, N.V. .......................................      18,363    1,449,529
Wrigley (Wm.) Jr. Co. ................................       3,311      324,478
                                                                   ------------
                                                                      6,309,889
                                                                   ------------
GOLD (0.1%)
Barrick Gold Corp. ...................................      10,562      202,658
Battle Mountain Gold Co. .............................       6,632       39,378
Homestake Mining Co. .................................       6,001       62,260
Newmont Mining Corp. .................................       4,426      104,564
Placer Dome Inc. .....................................       7,119       83,648
                                                                   ------------
                                                                        492,508
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

COMMON STOCKS (Continued)

                                                         SHARES       VALUE

                   ------------------------------------------------------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The)............................       2,733 $    166,713
Snap-on Inc. .........................................       1,656       60,030
Stanley Works (The)...................................       2,575      107,023
                                                                   ------------
                                                                        333,766
                                                                   ------------
HEALTH CARE--DIVERSIFIED (2.3%)
Abbott Laboratories...................................      44,259    1,809,087
Allergan, Inc. .......................................       1,856       86,072
American Home
 Products Corp. ......................................      37,657    1,948,750
Bristol-Myers Squibb Co. .............................      28,564    3,283,075
Johnson & Johnson (c).................................      38,518    2,840,702
Mallinckrodt Inc. ....................................       2,058       61,097
Warner-Lambert Co. ...................................      23,434    1,625,734
                                                                   ------------
                                                                     11,654,517
                                                                   ------------
HEALTH CARE--HMOs (0.1%)
Humana Inc. (a).......................................       4,739      147,798
United Healthcare Corp. ..............................       5,561      353,123
                                                                   ------------
                                                                        500,921
                                                                   ------------
HEALTH CARE--MISCELLANEOUS (0.2%)
ALZA Corp. (a)........................................       2,405      104,016
Amgen Inc. (a)........................................       7,273      475,472
HEALTHSOUTH Corp. (a).................................      11,438      305,252
Manor Care, Inc. .....................................       1,833       70,456
                                                                   ------------
                                                                        955,196
                                                                   ------------
HEAVY DUTY TRUCKS & PARTS (0.1%)
Cummins Engine Co., Inc. .............................       1,157       59,296
Dana Corp. ...........................................       3,042      162,747
Eaton Corp. ..........................................       2,005      155,889
ITT Industries, Inc. .................................       3,351      125,244
Navistar International Corp. (a)......................       1,989       57,432
PACCAR Inc. ..........................................       2,223      116,152
                                                                   ------------
                                                                        676,760
                                                                   ------------
HOMEBUILDING (0.0%) (b)
Centex Corp. .........................................       1,671       63,080
Kaufman & Broad
 Home Corp. ..........................................       1,106       35,116
Pulte Corp. ..........................................       1,096       32,743
                                                                   ------------
                                                                        130,939
                                                                   ------------
HOSPITAL MANAGEMENT (0.2%)
Columbia/HCA
 Healthcare Corp. ....................................      18,411      536,220
Tenet Healthcare Corp. (a)............................       8,857      276,781
                                                                   ------------
                                                                        813,001
                                                                   ------------


                                                         SHARES       VALUE

                   ------------------------------------------------------------
HOTEL/MOTEL (0.1%)
Harrah's Entertainment, Inc. (a)......................       2,926 $     68,030
Hilton Hotels Corp. ..................................       7,100      202,350
Marriott International, Inc. Class A..................       7,305      236,499
                                                                   ------------
                                                                        506,879
                                                                   ------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Armstrong World Industries, Inc. .....................       1,122       75,595
Maytag Corp. .........................................       2,666      131,634
Whirlpool Corp. ......................................       2,144      147,400
                                                                   ------------
                                                                        354,629
                                                                   ------------
HOUSEHOLD PRODUCTS (1.1%)
Clorox Co. (The)......................................       2,908      277,350
Colgate-Palmolive Co. ................................       8,430      741,840
Fort James Corp. .....................................       6,328      281,596
Kimberly-Clark Corp. .................................      15,934      730,972
Procter & Gamble Co. (The) (c)........................      38,553    3,510,733
                                                                   ------------
                                                                      5,542,491
                                                                   ------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. .................................       4,984      191,573
Newell Co. ...........................................       4,571      227,693
Rubbermaid Inc. ......................................       4,364      144,830
Tupperware Corp. .....................................       1,835       51,609
                                                                   ------------
                                                                        615,705
                                                                   ------------
INSURANCE BROKERS (0.2%)
Aon Corp. ............................................       4,877      342,609
Marsh & McLennan Cos., Inc. ..........................       7,295      440,922
                                                                   ------------
                                                                        783,531
                                                                   ------------
INVESTMENT BANK/BROKERAGE (0.3%)
Bear Stearns Cos., Inc. (The).........................       3,200      182,000
Lehman Brothers Holdings Inc. ........................       3,388      262,782
Merrill Lynch & Co., Inc. ............................       9,921      915,212
Schwab (Charles) Corp. (The)..........................       7,612      247,390
                                                                   ------------
                                                                      1,607,384
                                                                   ------------
LEISURE TIME (0.0%) (b)
Brunswick Corp. ......................................       2,836       70,191
Mirage Resorts, Inc. (a)..............................       5,173      110,250
                                                                   ------------
                                                                        180,441
                                                                   ------------
LIFE INSURANCE (0.3%)
Aetna Inc. ...........................................       4,144      315,462
Conseco, Inc. ........................................       5,295      247,541
Jefferson-Pilot Corp. ................................       3,034      175,782
Lincoln National Corp. ...............................       2,880      263,160
Torchmark Corp. ......................................       3,948      180,621
UNUM Corp.............................................       3,962      219,891
                                                                   ------------
                                                                      1,402,457
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                         SHARES       VALUE

                   ------------------------------------------------------------
MACHINE TOOLS (0.0%) (b)
Cincinnati Milacron Inc. ............................        1,119 $     27,206
                                                                   ------------
MACHINERY--DIVERSIFIED (0.3%)
Briggs & Stratton Corp. .............................          631       23,623
Case Corp. ..........................................        2,086      100,650
Caterpillar Inc. ....................................       10,509      555,663
Cooper Industries, Inc. .............................        7,098      194,863
Deere & Co. .........................................        1,345      375,307
Harnischfeger Industries, Inc. ......................        1,592       38,080
Ingersoll-Rand Co. ..................................        4,790      211,059
NACCO Industries, Inc. Class A.......................          196       25,333
Thermo Electron Corp. (a)............................        4,554      155,690
Timken Co. (The).....................................        1,745       53,768
                                                                   ------------
                                                                      1,734,036
                                                                   ------------
MAJOR REGIONAL BANKS (2.3%)
Banc One Corp. ......................................       20,078    1,120,603
Bank of New York Co., Inc. (The) ....................       10,706      649,720
BankBoston Corp. ....................................        8,404      467,473
BB&T Corp. ..........................................        4,071      275,301
Comerica Inc. .......................................        4,510      298,788
Fifth Third Bancorp..................................        7,517      473,571
Fleet Financial Group, Inc. .........................        8,161      681,444
Huntington Bancshares Inc. ..........................        5,507      184,485
KeyCorp .............................................       12,572      447,878
Mellon Bank Corp. ...................................        7,482      520,934
Mercantile Bancorp Inc. .............................        3,812      192,030
National City Corp. .................................        9,309      660,939
Northern Trust Corp. ................................        3,224      245,830
Norwest Corp. .......................................       21,641      808,832
PNC Bank Corp. ......................................        8,659      465,962
Republic New York Corp. .............................        3,068      193,092
State Street Corp. ..................................        4,568      317,476
Summit Bancorp. .....................................        5,083      241,442
SunTrust Banks, Inc. ................................        6,071      493,648
Synovus Financial Corp. .............................        7,492      177,935
U.S. Bancorp.........................................       21,315      916,545
Wachovia Corp. ......................................        5,926      500,747
Wells Fargo & Co. ...................................        2,574      949,806
                                                                   ------------
                                                                     11,284,481
                                                                   ------------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises, Inc...........................        1,015       40,600
                                                                   ------------
MANUFACTURING--DIVERSIFIED (0.6%)
Aeroquip-Vickers, Inc. ..............................          749       43,723
AlliedSignal Inc. ...................................       16,217      719,629
Crane Co. ...........................................        1,345       65,317
Dover Corp. .........................................        6,401      219,234
Illinois Tool Works Inc. ............................        7,092      472,948
Johnson Controls, Inc. ..............................        2,305      131,529
Millipore Corp. .....................................        1,273       34,689

                                                         SHARES       VALUE

                   ------------------------------------------------------------
MANUFACTURING--DIVERSIFIED (Continued)
Pall Corp. ..........................................        3,693 $     75,707
Parker-Hannifin Corp. ...............................        3,144      119,865
Sealed Air Corp. (a).................................        2,384       87,612
Tyco International Ltd. .............................       16,700    1,052,100
                                                                   ------------
                                                                      3,022,353
                                                                   ------------
MEDICAL PRODUCTS (0.5%)
Bard (C.R.), Inc. ...................................        1,674       63,717
Bausch & Lomb Inc. ..................................        1,506       75,488
Baxter International Inc. ...........................        8,077      434,644
Becton, Dickinson & Co. .............................        3,537      274,560
Biomet, Inc. ........................................        3,124      103,287
Boston Scientific Corp. (a)..........................        5,459      391,001
Guidant Corp. .......................................        4,295      306,287
Medtronic, Inc. .....................................       13,492      860,115
St. Jude Medical, Inc. (a)...........................        2,365       87,062
United States Surgical Corp. ........................        2,063       94,124
                                                                   ------------
                                                                      2,690,285
                                                                   ------------
METALS--MISCELLANEOUS (0.1%)
ASARCO Inc. .........................................        1,285       28,591
Cyprus Amax Minerals Co. ............................        2,604       34,503
Freeport-McMoRan Copper & Gold Inc. Class B..........        5,158       78,337
Inco Ltd. ...........................................        4,827       65,768
Phelps Dodge Corp. ..................................        1,732       99,049
                                                                   ------------
                                                                        306,248
                                                                   ------------
MISCELLANEOUS (0.7%)
AirTouch Communications, Inc. (a)....................       16,412      959,076
American Greetings Corp. Class A.....................        2,057      104,778
Archer-Daniels-Midland Co. ..........................       16,422      318,176
Corning Inc. ........................................        6,606      229,559
Harcourt General, Inc. ..............................        1,961      116,680
Harris Corp. ........................................        2,365      105,686
Jostens, Inc. .......................................        1,077       25,983
Minnesota Mining & Manufacturing Co. ................       11,623      955,265
Nextel Communications, Inc. Class A (a)..............        7,889      196,239
Pioneer Hi-Bred International, Inc. .................        6,952      287,639
TRW Inc. ............................................        3,459      188,948
                                                                   ------------
                                                                      3,488,029
                                                                   ------------
MONEY CENTER BANKS (2.2%)
BankAmerica Corp. ...................................       19,607    1,694,780
Bankers Trust Corp. .................................        2,896      336,117
Chase Manhattan Bank (The)...........................       24,474    1,847,787
Citicorp.............................................       12,899    1,925,176
First Chicago NBD Corp. .............................        8,221      728,586
First Union Corp. ...................................       27,790    1,618,768

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

COMMON STOCKS (Continued)

                                                         SHARES       VALUE

                   ------------------------------------------------------------
MONEY CENTER BANKS (Continued)
Morgan (J.P.) & Co., Inc. ............................       5,068 $    593,589
NationsBank Corp......................................      27,427    2,098,165
                                                                   ------------
                                                                     10,842,968
                                                                   ------------
MULTI-LINE INSURANCE (1.2%)
American International Group, Inc. ...................      20,030    2,924,380
CIGNA Corp. ..........................................       6,196      427,524
Hartford Financial Services Group, Inc. (The).........       3,349      383,042
Travelers Group Inc. .................................      32,917    1,995,593
                                                                   ------------
                                                                      5,730,539
                                                                   ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.4%)
Coastal Corp. (The)...................................       3,008      209,996
Columbia Energy Group.................................       2,332      129,690
Consolidated Natural Gas Co. .........................       2,703      159,139
Eastern Enterprises...................................         578       24,782
Enron Corp............................................       9,401      508,242
NICOR Inc.............................................       1,355       54,369
ONEOK, Inc............................................         912       36,366
Peoples Energy Corp. .................................       1,003       38,741
Sempra Energy (a).....................................       7,080      196,464
Sonat, Inc............................................       3,130      120,896
Williams Cos., Inc. (The).............................      12,197      411,649
                                                                   ------------
                                                                      1,890,334
                                                                   ------------
OFFICE EQUIPMENT & SUPPLIES (0.3%)
Moore Corp. Ltd. .....................................       2,486       32,940
Pitney Bowes Inc. ....................................       7,774      374,124
Xerox Corp. ..........................................       9,367      951,921
                                                                   ------------
                                                                      1,358,985
                                                                   ------------
OIL & GAS DRILLING (0.0%) (b)
Helmerich & Payne, Inc. ..............................       1,430       31,817
Rowan Cos., Inc. (a)..................................       2,527       49,119
                                                                   ------------
                                                                         80,936
                                                                   ------------
OIL--EXPLORATION & PRODUCTION (0.1%)
Anadarko Petroleum Corp. .............................       1,690      113,547
Apache Corp. .........................................       2,791       87,917
Burlington Resources Inc. ............................       5,151      221,815
Oryx Energy Co. (a)...................................       2,979       65,910
Union Pacific Resources Group, Inc. ..................       7,227      126,924
                                                                   ------------
                                                                        616,113
                                                                   ------------
OIL--INTEGRATED DOMESTIC (0.5%)
Amerada Hess Corp. ...................................       2,617      142,136
Ashland Inc. .........................................       2,111      108,980
Atlantic Richfield Co. ...............................       9,101      711,016
Kerr-McGee Corp. .....................................       1,447       83,745
Occidental Petroleum Corp. ...........................      10,535      284,445
Pennzoil Co. .........................................       1,393       70,521

                                                         SHARES       VALUE

                   ------------------------------------------------------------
OIL--INTEGRATED DOMESTIC (Continued)
Phillips Petroleum Co. ...............................       7,484 $    360,635
Sun Co., Inc. ........................................       2,689      104,367
Unocal Corp. .........................................       6,875      245,781
USX-Marathon Group....................................       8,290      284,451
                                                                   ------------
                                                                      2,396,077
                                                                   ------------
OIL--INTEGRATED INTERNATIONAL (2.8%)
Amoco Corp. ..........................................      27,510    1,145,104
Chevron Corp. ........................................      18,759    1,558,169
Exxon Corp. (c).......................................      70,077    4,997,366
Mobil Corp. ..........................................      22,394    1,715,940
Royal Dutch Petroleum Co. (c).........................      61,433    3,367,296
Texaco Inc. ..........................................      15,486      924,320
                                                                   ------------
                                                                     13,708,195
                                                                   ------------
OIL--WELL EQUIPMENT & SERVICES (0.4%)
Baker Hughes Inc. ....................................       4,801      165,935
Dresser Industries, Inc. .............................       4,974      219,167
Halliburton Co. ......................................       7,584      337,962
McDermott International, Inc. ........................       1,742       59,990
Schlumberger Ltd. ....................................      14,263      974,341
Western Atlas Inc. (a)................................       1,564      132,744
                                                                   ------------
                                                                      1,890,139
                                                                   ------------
PAPER & FOREST PRODUCTS (0.3%)
Boise Cascade Corp. ..................................       1,589       52,040
Champion International Corp. .........................       2,717      133,642
Georgia-Pacific Corp. ................................       2,586      152,412
International Paper Co. ..............................       8,828      379,604
Louisiana-Pacific Corp. ..............................       3,057       55,790
Mead Corp. (The)......................................       2,959       93,948
Potlatch Corp. .......................................         851       35,742
Union Camp Corp. .....................................       2,006       99,548
Westvaco Corp. .......................................       2,830       79,948
Weyerhaeuser Co. .....................................       5,658      261,329
Willamette Industries, Inc. ..........................       3,245      103,840
                                                                   ------------
                                                                      1,447,843
                                                                   ------------
PERSONAL LOANS (0.2%)
Beneficial Corp. .....................................       1,556      238,360
Countrywide Credit Industries, Inc. ..................       3,040      154,280
Household International, Inc. ........................       9,264      460,884
Providian Financial Corp. ............................       2,715      213,297
                                                                   ------------
                                                                      1,066,821
                                                                   ------------
PHOTOGRAPHY/IMAGING (0.2%)
Eastman Kodak Co. ....................................       9,271      677,362
IKON Office Solutions, Inc. ..........................       3,897       56,750
Polaroid Corp. .......................................       1,404       49,930
                                                                   ------------
                                                                        784,042
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (Continued)

                                                         SHARES       VALUE

                   ------------------------------------------------------------
POLLUTION CONTROL (0.1%)
Browning-Ferris Industries, Inc. .....................       5,213 $    181,152
Waste Management, Inc. ...............................      13,620      476,700
                                                                   ------------
                                                                        657,852
                                                                   ------------
PROPERTY--CASUALTY INSURANCE (0.7%)
Allstate Corp. (The)..................................      11,988    1,097,651
Chubb Corp. (The).....................................       5,720      389,980
Cincinnati Financial Corp. ...........................       4,852      181,859
General Re Corp. .....................................       4,739      540,969
Loews Corp. ..........................................       2,134      294,831
MGIC Investment Corp. ................................       3,384      181,915
Progressive Corp. (The)...............................       3,188      285,666
SAFECO Corp. .........................................       2,026      177,888
St. Paul Cos., Inc. (The).............................       3,915      280,683
                                                             6,673
                                                                   ------------
                                                                      3,431,442
                                                                   ------------
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)..........................       2,770      225,928
Meredith Corp. .......................................       1,486       69,749
                                                                   ------------
                                                                        295,677
                                                                   ------------
PUBLISHING--NEWSPAPER (0.3%)
Dow Jones & Co., Inc. ................................       2,665      148,574
Gannett Co., Inc. ....................................       8,190      582,002
Knight-Ridder, Inc. ..................................       2,277      125,377
New York Times Co. (The) Class A......................       2,826      223,961
Times Mirror Co. (The) Class A........................       2,564      161,211
Tribune Co. ..........................................       3,620      249,101
                                                                   ------------
                                                                      1,490,226
                                                                   ------------
RAILROADS (0.3%)
Burlington Northern
 Santa Fe Corp. ......................................       4,494      441,255
CSX Corp. ............................................       6,306      286,923
Norfolk Southern Corp. ...............................      10,806      322,154
Union Pacific Corp. ..................................       7,000      308,875
                                                                   ------------
                                                                      1,359,207
                                                                   ------------
RESTAURANTS (0.3%)
Darden Restaurants, Inc. .............................       4,068       64,580
McDonald's Corp. .....................................      19,736    1,361,784
Tricon Global Restaurants, Inc. (a)...................       4,396      139,298
Wendy's International, Inc. ..........................       3,664       86,104
                                                                   ------------
                                                                      1,651,766
                                                                   ------------
RETAIL STORES--APPAREL (0.2%)
Gap, Inc. (The).......................................      11,227      691,864
Limited, Inc. (The)...................................       6,515      215,809
TJX Cos., Inc. (The)..................................       9,328      225,038
                                                                   ------------
                                                                      1,132,711
                                                                   ------------

                                                         SHARES       VALUE

                   ------------------------------------------------------------
RETAIL STORES--DEPARTMENT (0.3%)
Dillard's, Inc. Class A...............................       3,113 $    128,995
Federated Department Stores, Inc. (a).................       6,028      324,382
May Department Stores Co. (The).......................       6,646      435,313
Mercantile Stores Co., Inc. ..........................       1,122       88,568
Nordstrom, Inc. ......................................       2,231      172,345
Penney (J.C.) Co., Inc. ..............................       7,115      514,503
                                                                   ------------
                                                                      1,664,106
                                                                   ------------
RETAIL STORES--DRUGS (0.2%)
Longs Drug Stores Corp. ..............................       1,152       33,264
Rite Aid Corp. .......................................       7,329      275,296
Walgreen Co. .........................................      14,256      588,951
                                                                   ------------
                                                                        897,511
                                                                   ------------
RETAIL STORES--FOOD (0.2%)
Albertson's, Inc. ....................................       7,027      364,086
American Stores Co. ..................................       7,821      189,170
Giant Food Inc. Class A ..............................       1,690       72,776
Great Atlantic & Pacific Tea Co., Inc. (The)..........       1,032       34,121
Kroger Co. (The) (a)..................................       7,386      316,675
Winn-Dixie Stores, Inc. ..............................       4,225      216,267
                                                                   ------------
                                                                      1,193,095
                                                                   ------------
RETAIL STORES--GENERAL MERCHANDISE (1.1%)
Dayton-Hudson Corp. ..................................      12,525      607,463
Kmart Corp. (a).......................................      14,032      270,116
Sears, Roebuck & Co...................................      11,155      681,152
Wal-Mart Stores, Inc. (c).............................      64,403    3,912,482
                                                                   ------------
                                                                      5,471,213
                                                                   ------------
RETAIL STORES--SPECIALTY (0.8%)
AutoZone, Inc. (a)....................................       4,293      137,108
Circuit City Stores-Circuit City Group................       2,838      133,031
Consolidated Stores Corp. (a).........................       3,044      110,345
Costco Cos., Inc. (a).................................       6,154      388,087
CVS Corp..............................................      11,025      429,286
Home Depot, Inc. (The)................................      21,084    1,751,290
Lowe's Cos., Inc......................................       9,912      402,056
Pep Boys-Manny, Moe & Jack (The)......................       1,726       32,686
Tandy Corp............................................       2,895      153,616
Toys "R" Us, Inc. (a).................................       7,999      188,476
Venator Group, Inc. (a)...............................       3,748       71,680
                                                                   ------------
                                                                      3,797,661
                                                                   ------------
SAVINGS & LOANS (0.2%)
Ahmanson (H.F.) & Co. ................................       3,109      220,739
Golden West Financial Corp. ..........................       1,716      182,432
Washington Mutual, Inc. ..............................      11,048      479,898
                                                                   ------------
                                                                        883,069
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

COMMON STOCKS (Continued)

                                                         SHARES       VALUE

                   ------------------------------------------------------------
SHOES (0.1%)
NIKE, Inc. Class B....................................       8,196 $    399,043
Reebok International Ltd. (a).........................       1,606       44,466
                                                                   ------------
                                                                        443,509
                                                                   ------------
SPECIALIZED SERVICES (0.4%)
Block (H&R), Inc. ....................................       2,898      122,078
Cendant Corp. (a).....................................      24,365      508,619
Cognizant Corp. ......................................       4,721      297,423
Dun & Bradstreet Corp. (The)..........................       4,876      176,145
Ecolab Inc. ..........................................       3,765      116,715
Interpublic Group of Cos., Inc. (The).................       3,890      236,074
Laidlaw Inc. .........................................       9,281      113,112
National Service Industries, Inc. ....................       1,242       63,187
Omnicom Group Inc. ...................................       4,921      245,435
Service Corp. International...........................       7,345      314,918
                                                                   ------------
                                                                      2,193,706
                                                                   ------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. .........................................       2,326       83,300
Donnelley (R.R.) & Sons Co. ..........................       4,070      186,202
                                                                   ------------
                                                                        269,502
                                                                   ------------
STEEL (0.1%)
Allegheny Teledyne Inc. ..............................       5,563      127,254
Armco Inc. (a)........................................       3,014       19,214
Bethlehem Steel Corp. (a).............................       3,666       45,596
Nucor Corp. ..........................................       2,557      117,622
USX-U.S. Steel Group, Inc. ...........................       2,473       81,609
Worthington Industries, Inc. .........................       2,776       41,813
                                                                   ------------
                                                                        433,108
                                                                   ------------
TELECOMMUNICATIONS--LONG DISTANCE (1.2%)
AT&T Corp. (c)........................................      46,563    2,659,911
MCI Communications Corp. .............................      20,803    1,209,174
Sprint Corp. .........................................      12,304      867,432
WorldCom, Inc. (a)....................................      29,576    1,432,588
                                                                   ------------
                                                                      6,169,105
                                                                   ------------
TELEPHONE (2.0%)
ALLTEL Corp. .........................................       7,711      358,562
Ameritech Corp. ......................................      31,548    1,415,717
Bell Atlantic Corp. ..................................      44,276    2,020,092
BellSouth Corp. ......................................      28,442    1,909,169
Frontier Corp. .......................................       4,939      155,578
GTE Corp. ............................................      27,633    1,537,086
SBC Communications Inc. (c)...........................      52,650    2,106,000
US West Communications Group..........................      14,342      674,067
                                                                   ------------
                                                                     10,176,271
                                                                   ------------


                                                         SHARES       VALUE

                   ------------------------------------------------------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Fruit of the Loom, Inc.
 Class A (a)..........................................       2,033 $     67,470
Liz Claiborne, Inc....................................       1,992      104,082
Russell Corp. ........................................       1,050       31,697
Springs Industries, Inc. Class A......................         568       26,199
Valley Forge Corp.....................................       3,546      182,397
                                                                   ------------
                                                                        411,845
                                                                   ------------
TOBACCO (0.6%)
Philip Morris Cos. Inc. (c)...........................      69,605    2,740,697
UST Inc. .............................................       5,283      142,641
                                                                   ------------
                                                                      2,883,338
                                                                   ------------
TOYS (0.1%)
Hasbro, Inc. .........................................       3,797      149,270
Mattel, Inc. .........................................       8,368      354,071
                                                                   ------------
                                                                        503,341
                                                                   ------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
FDX Corp. (a).........................................       4,183      262,483
Ryder System, Inc. ...................................       2,102       66,344
                                                                   ------------
                                                                        328,827
                                                                   ------------
Total Common Stocks (Cost $169,736,078)...............              257,268,913
                                                                   ------------

SHORT-TERM
INVESTMENTS (36.2%)

                                                        PRINCIPAL
                                                         AMOUNT

                   ----------------
COMMERCIAL PAPER (33.1%)
Akzo Nobel Inc.
 5.58%, due 7/10/98 (c)............................... $ 8,753,000    8,740,790
 5.58%, due 7/13/98 (c)...............................   3,134,000    3,128,049
Banca CRT Financial Corp.
 5.90%, due 7/15/98 (c)...............................     450,000      448,968
Bat Capital Corp.
 5.70%, due 7/8/98 (c)................................   9,700,000    9,689,249
CSC Enterprises
 5.55%, due 7/21/98 (c)...............................   3,100,000    3,090,442
Dynamic Funding Corp.
 6.00%, due 7/22/98 (c)...............................   1,000,000      996,500
Engelhard Corp.
 5.66%, due 7/6/98 (c)................................   2,150,000    2,148,310
GTE Corp.
 5.60%, due 7/2/98 (c)................................     500,000      499,922
 5.80%, due 7/8/98 (c)................................     189,000      188,787
Hosokawa Micron International Inc.
 5.70%, due 7/7/98 (c)................................   3,874,000    3,870,320
Mitsubishi Motors Credit of America Inc.
 5.75%, due 7/10/98 (c)...............................   3,900,000    3,894,394
 6.00%, due 7/24/98 (c)...............................     854,000      850,726

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

SHORT-TERM
INVESTMENTS (Continued)

                                                    PRINCIPAL
                                                     AMOUNT        VALUE

                   -------------------------------------------------------------
COMMERCIAL PAPER (Continued)
Mitsui & Co. (USA) Inc.
 5.75%, due 7/6/98 (c)............................ $   800,000  $    799,361
 5.80%, due 7/6/98 (c)............................  20,000,000    19,983,889
 5.83%, due 7/6/98 (c)............................   2,000,000     1,998,381
Nomura Holding America Inc.
 5.65%, due 7/9/98 (c)............................   2,800,000     2,796,484
 5.66%, due 7/6/98 (c)............................  20,000,000    19,984,278
PHH Corp.
 5.61%, due 8/3/98 (c)............................   5,000,000     4,974,288
 5.75%, due 7/2/98 (c)............................  15,000,000    14,997,604
 5.79%, due 7/2/98 (c)............................   1,400,000     1,399,775
Repsol International Finance B.V.
 6.00%, due 7/2/98 (c)............................     190,000       189,968
Riverside Funding Inc.
 5.75%, due 7/1/98 (c)............................   3,839,000     3,839,000
 5.80%, due 7/30/98 (c)...........................   9,246,000     9,202,801
Sanwa Business Credit Corp.
 5.75%, due 8/4/98 (c)............................  12,000,000    11,934,833
 6.10%, due 7/6/98 (c)............................   7,000,000     6,994,069
Tokyo Leasing (U.S.A.) Inc.
 5.90%, due 7/8/98 (c)............................   1,126,000     1,124,708
Toshiba Capital (Asia) Ltd.
 5.66%, due 8/7/98 (c)............................     475,000       472,237
 5.68%, due 7/20/98 (c)...........................   2,300,000     2,293,105
 5.70%, due 7/8/98 (c)............................   1,300,000     1,298,559
 5.70%, due 7/10/98 (c)...........................   1,100,000     1,098,432
 5.80%, due 7/16/98 (c)...........................  13,600,000    13,567,133
Toshiba International Finance (U.K.) PLC
 5.65%, due 8/3/98 (c)............................   7,600,000     7,560,638
 5.66%, due 8/5/98 (c)............................     500,000       497,249
 5.70%, due 7/15/98 (c)...........................     138,000       137,694
                                                                ------------
Total Commercial Paper
 (Cost $164,690,943)..............................               164,690,943
                                                                ------------
U.S. GOVERNMENT (3.1%)
United States Treasury Bills
 4.82%, due 8/6/98 (c)............................   4,600,000     4,578,129
 4.86%, due 8/13/98 (c)...........................  11,000,000    10,936,145
                                                                ------------
Total U.S. Government
 (Cost $15,514,274)...............................                15,514,274
                                                                ------------
Total Short-Term Investments
 (Cost $180,205,217)..............................               180,205,217
                                                                ------------
Total Investments
 (Cost $408,211,957) (f)..........................        99.9%  496,805,262 (g)
Cash and Other Assets,
 Less Liabilities.................................         0.1       655,907
                                                   -----------  ------------
Net Assets........................................       100.0% $497,461,169
                                                   ===========  ============

SHORT POSITIONS (-0.0%) (b)
COMMON STOCKS (-0.0%) (b)

                                                   SHARES           VALUE

                 ---------------------------------------------------------------
ADVERTISING/MARKETING (-0.0%) (b)
R.H. Donnelley Corp. W/I (e)....................      (4,876)    $    (14,933)
                                                                 ------------
BROADCAST/MEDIA (-0.0%) (b)
Nielsen Media Research, Inc. W/I (e)............      (4,721)         (20,654)
                                                                 ------------
Total Short Positions (Proceeds $39,232)........                 $    (35,587)
                                                                 ============

FUTURES CONTRACTS (0.6%)

                                                                  UNREALIZED
                                                  CONTRACTS     APPRECIATION/
                                                    LONG      (DEPRECIATION) (H)
                 ---------------------------------------------------------------
AUSTRALIA (0.2%)
Australian All
 Ordinaries Index
 September 1998.................................         379     $    846,478
CANADA (-0.0%) (b)
Toronto 35 Index
 September 1998.................................          36         (182,108)
FRANCE (0.0%) (b)
French CAC 40 Index
 September 1998.................................         109          193,707
GERMANY (0.2%)
German Dax Index
 September 1998.................................          76        1,042,215
HONG KONG (0.1%)
Hong Kong Hang Seng Index
 July 1998......................................         176          439,287
UNITED KINGDOM (0.1%)
Great Britian FTSE 100 Index
 September 1998.................................         253          440,244
                                                                 ------------
Total Futures Contracts
 (Settlement Value $95,467,871).................                 $  2,779,823
                                                                 ============

--------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated or partially segregated as collateral for futures contracts.
(d) Yankee bonds.
(e) W/I (when-issued security)--this security is a commitment by the Fund to sell at a future settlement date.
(f) The cost for Federal income tax purposes is $408,509,443.
(g) At June 30, 1998, net unrealized appreciation was $88,295,819, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $91,622,766 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,326,947.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 1998.
 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998 (Unaudited)

ASSETS:
 Investment in securities, at value
  (identified cost $408,211,957).................................. $496,805,262
 Receivables:
 Dividends and interest...........................................    1,375,022
 Investment securities sold.......................................    1,255,846
 Fund shares sold.................................................      496,967
 Variation margin receivable on futures contracts.................       46,165
                                                                   ------------
   Total assets...................................................  499,979,262
                                                                   ------------
LIABILITIES:
 Securities sold short (proceeds $39,232).........................       35,587
 Payables:
 Investment securities purchased..................................    2,011,883
 MainStay Management..............................................      261,693
 Custodian........................................................       79,565
 Fund shares redeemed.............................................       47,098
 Transfer agent...................................................       31,105
 Accrued expenses.................................................       51,162
                                                                   ------------
   Total liabilities..............................................    2,518,093
                                                                   ------------
 Net assets....................................................... $497,461,169
                                                                   ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class.............................................. $     28,556
 Institutional Service Class......................................          942
 Additional paid-in capital.......................................  341,909,864
 Accumulated undistributed net investment income..................    5,843,717
 Accumulated undistributed net realized gain on investments.......   58,249,500
 Net unrealized appreciation on investments.......................   91,376,773
 Net unrealized appreciation on foreign currency transactions.....       51,817
                                                                   ------------
 Net assets....................................................... $497,461,169
                                                                   ============
Institutional Class
 Net assets applicable to outstanding shares...................... $481,615,679
                                                                   ============
 Shares of capital stock outstanding..............................   28,556,128
                                                                   ============
 Net asset value per share outstanding............................ $      16.87
                                                                   ============
Institutional Service Class
 Net assets applicable to outstanding shares...................... $ 15,845,490
                                                                   ============
 Shares of capital stock outstanding..............................      941,868
                                                                   ============
 Net asset value per share outstanding............................ $      16.82
                                                                   ============


STATEMENT OF OPERATIONS
For the six months ended June 30,
1998 (Unaudited)

INVESTMENT INCOME:
 Income:
 Dividends (a)..................................................... $ 2,068,800
 Interest..........................................................   5,569,100
                                                                    -----------
   Total income....................................................   7,637,900
                                                                    -----------
 Expenses:
 Management........................................................   1,511,458
 Transfer agent....................................................     129,568
 Custodian.........................................................      54,634
 Professional......................................................      38,396
 Shareholder communication.........................................      37,920
 Registration......................................................      22,578
 Service...........................................................      17,500
 Directors.........................................................       5,427
 Miscellaneous.....................................................      13,712
                                                                    -----------
   Total expenses .................................................   1,831,193
                                                                    -----------
 Net investment income.............................................   5,806,707
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS:
 Net realized gain from:
 Security transactions.............................................  21,274,684
 Futures transactions..............................................  10,588,746
 Foreign currency transactions.....................................      79,217
                                                                    -----------
 Net realized gain on investments and foreign currency
  transactions.....................................................  31,942,647
                                                                    -----------
 Net change in unrealized appreciation on investments:
 Security transactions.............................................  20,776,800
 Futures transactions..............................................     489,781
 Foreign currency transactions.....................................      34,526
                                                                    -----------
 Net unrealized gain on investments and foreign currency
  transactions.....................................................  21,301,107
                                                                    -----------
 Net realized and unrealized gain on investments and foreign currency transactions............................................  53,243,754
                                                                    -----------
 Net increase in net assets resulting from operations.............. $59,050,461
                                                                    ===========

--------
(a) Dividends recorded net of foreign withholding taxes of $15,643.
 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
MULTI-ASSET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                        1998          1997
                                                    ------------  ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income............................. $  5,806,707  $  8,734,708
 Net realized gain on investments..................   31,863,430    45,016,603
 Net realized gain (loss) on foreign currency
  transactions.....................................       79,217       (32,358)
 Net change in unrealized appreciation on
  investments......................................   21,266,581    35,097,668
 Net change in unrealized appreciation on foreign
  currency transactions............................       34,526        17,446
                                                    ------------  ------------
 Net increase in net assets resulting from
  operations.......................................   59,050,461    88,834,067
                                                    ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class..............................          --     (8,423,272)
  Institutional Service Class......................          --       (182,014)
 From net realized gain on investments:
  Institutional Class..............................          --    (37,506,931)
  Institutional Service Class......................          --       (890,648)
                                                    ------------  ------------
   Total dividends and distributions to
    shareholders...................................          --    (47,002,865)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................   39,907,590    45,388,650
  Institutional Service Class......................    5,282,825     4,026,989
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class..............................          --     45,930,203
  Institutional Service Class......................          --      1,072,662
                                                    ------------  ------------
                                                      45,190,415    96,418,504
 Cost of shares redeemed:
  Institutional Class..............................  (30,422,037)  (41,612,145)
  Institutional Service Class......................   (1,071,010)   (1,221,935)
                                                    ------------  ------------
  Increase in net assets derived from capital
   share transactions..............................   13,697,368    53,584,424
                                                    ------------  ------------
  Net increase in net assets.......................   72,747,829    95,415,626
NET ASSETS:
 Beginning of period...............................  424,713,340   329,297,714
                                                    ------------  ------------
 End of period..................................... $497,461,169  $424,713,340
                                                    ============  ============
 Accumulated undistributed net investment income at
  end of period.................................... $  5,843,717  $     37,010
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                   INSTITUTIONAL   INSTITUTIONAL
                                                       CLASS       SERVICE CLASS
                                                   -------------   -------------
                                                        SIX MONTHS ENDED
                                                         JUNE 30, 1998*
                                                   -----------------------------

Net asset value at beginning of period...........    $  14.83        $  14.81
                                                     --------        --------
Net investment income............................        0.20            0.17
Net realized and unrealized gain (loss) on
 investments.....................................        1.84            1.84
Net realized and unrealized loss on foreign
 currency transactions...........................       (0.00)(a)       (0.00)(a)
                                                     --------        --------
Total from investment operations.................        2.04            2.01
                                                     --------        --------
Less dividends and distributions:
From net investment income.......................         --              --
From net realized gain on investments............         --              --
In excess of net realized gain on investments....         --              --
                                                     --------        --------
Total dividends and distributions................         --              --
                                                     --------        --------
Net asset value at end of period.................    $  16.87        $  16.82
                                                     ========        ========
Total investment return(b).......................       13.76%          13.57%
Ratios (to average net assets)/Supplemental Data:
 Net investment income...........................        2.50%+          2.25%+
 Net expenses....................................        0.78%+          1.03%+
 Expenses (before reimbursement).................        0.78%+          1.03%+
Portfolio turnover rate..........................          11%             11%
Net assets at end of period (in 000's)...........    $481,616        $ 15,845

--------
 * Unaudited.
 + Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL INSTITUTIONAL   INSTITUTIONAL
    CLASS       SERVICE CLASS       CLASS       SERVICE CLASS       CLASS     SERVICE CLASS       CLASS
-------------   -------------   -------------   -------------   ------------- ------------- -------------------
                                       YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------------------
           1997                            1996                            1995               1994       1993
-----------------------------   -----------------------------   --------------------------- --------   --------

  $  13.19        $  13.19        $  11.79        $  11.79        $  10.67      $  10.67    $  11.67   $  12.02
  --------        --------        --------        --------        --------      --------    --------   --------
      0.34            0.31            0.38            0.34            0.48          0.47        0.45       0.39
      3.15            3.13            1.53            1.53            2.39          2.39       (0.55)      0.59
     (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.01)        (0.01)        --         --
  --------        --------        --------        --------        --------      --------    --------   --------
      3.49            3.44            1.91            1.87            2.86          2.85       (0.10)      0.98
  --------        --------        --------        --------        --------      --------    --------   --------
     (0.34)          (0.31)          (0.38)          (0.34)          (0.48)        (0.47)      (0.45)     (0.88)
     (1.51)          (1.51)          (0.13)          (0.13)          (1.18)        (1.18)      (0.42)     (0.44)
       --              --              --              --            (0.08)        (0.08)      (0.03)     (0.01)
  --------        --------        --------        --------        --------      --------    --------   --------
     (1.85)          (1.82)          (0.51)          (0.47)          (1.74)        (1.73)      (0.90)     (1.33)
  --------        --------        --------        --------        --------      --------    --------   --------
  $  14.83        $  14.81        $  13.19        $  13.19        $  11.79      $  11.79    $  10.67   $  11.67
  ========        ========        ========        ========        ========      ========    ========   ========
     26.69%          26.30%          16.16%          15.89%          26.81%        26.70%      (0.86%)     8.79%
      2.27%           2.02%           2.99%           2.74%           4.03%         3.78%       3.63%      3.55%
      0.76%           1.01%           0.70%           0.95%           0.70%         0.95%       0.70%      0.60%
      0.76%           1.01%           0.75%           1.00%           0.77%         1.02%       0.75%      0.75%
        19%             19%            103%            103%            261%          261%        128%       101%
  $414,824        $  9,889        $323,790        $  5,508        $273,351      $  3,536    $229,079   $258,345

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND

================================================================================

================================================================================
               MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o A robust economy, with low interest rates, modest inflation, and low unemployment moved stocks higher in the first six months of 1998.

o Weakness in Asian economies caused a flight to high-quality companies with relatively predictable earnings growth.

o Merger and acquisition activity was high, with several large transactions that occurred mostly outside of traditional value sectors.

o With investors primarily focused on large-cap growth stocks, the S&P 500* advanced to record levels in June.


================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o The MainStay Institutional Value Equity Fund returned 14.64% and 14.36% for Institutional Class and Service Class shares, respectively, for the one-year period ended 6/30/98.

o The Fund used the underperformance of value stocks to add to its holdings in several sectors at low prices.

o The Fund benefited from individual security selection among automotive and financial stocks as well as selected retailers.

o Both share classes underperformed the average Lipper+ growth and income fund, which returned 12.11% for the six months ended 6/30/98.


With U.S. gross domestic product increasing more than many investors anticipated in the first half of 1998, the stock market enjoyed robust returns. Low interest rates, benign inflation, low unemployment, and a rallying bond market all added positively to investor psychology during the reporting period.

A number of factors combined to focus the attention of many investors on large-capitalization growth stocks and away from value issues. Continuing difficulties in Asian markets spread to China, Latin America, and Russia, causing a flight to quality which attracted many investors to domestic companies and highly liquid securities. Declining oil, gold, and copper prices caused weakness among energy and commodity-related issues, which are traditionally in deep value sectors.

Financial stocks did well in a declining rate environment, with low inflation keeping the Federal Reserve Board from taking any action. With strong consumer confidence, higher employment, and wage increases during the first half of the year, retailers and selected automotive and auto-related stocks showed strength. Transportation issues and tobacco stocks, on the other hand, showed relatively weak performance. During the period, the top 30 stocks in the S&P 500 accounted for half of the total return of the Index.
This is an unusual concentration, the magnitude of which was last seen in late 1972.


--------------------------------------------------------------------------------
Inflation An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Growth versus value Growth investments typically include stocks with rising prices and positive earnings trends. Value stocks typically include equities that are currently trading below their fair market value, even if they have the potential to increase in value over time.
--------------------------------------------------------------------------------


================================================================================
* The "S&P 500(R)" is a registered trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

Given this context, how did the MainStay Institutional Value Equity Fund perform in the six months ended 6/30/98?

The MainStay Institutional Value Equity Fund returned 3.85% and 3.73% for Institutional Class shares and Service Class shares, respectively, for the six months ended 6/30/98. Both share classes underperformed the average Lipper growth and income fund, which returned 12.11% for the six months ended 6/30/98.

What factors caused the Fund to underperform its peers?

Value stocks in general were out of favor throughout the first half of 1998. Due to our strict deep value investment disciplines, most of the best-performing stocks fell outside of our valuation tolerance.

The Fund did not compromise its value disciplines to seek higher returns in a period when growth stocks were in favor. Instead, we utilized the weakness in value stocks to reposition the portfolio and seek issues at attractive prices--often in declining market sectors--during the reporting period. While the results were not always positive during the first six months of the year, we remain bullish on deep-value stocks.

Which stocks did the Fund purchase during the first half of the year?

The most significant allocation change in the portfolio was in the energy sector, which represents about 8% of the S&P 500, but as of June 30, represented 15% of the Fund's portfolio. In particular, we bought or added to our positions in a number of exploration and production companies including Union Pacific Resources, Oryx Energy, Apache Corp., Noble Affiliates, Inc., and Texaco. We found the stocks compelling on the basis of their price to cash flow valuations. While these stocks were punished during the first six months because of falling oil prices and reduced demand in Asia, we believe that if supply and demand fundamentals improve, they may have potential going forward.

Late in the second quarter, cyclical stocks returned to our screens as strong value candidates. Browning-Ferris is a waste management company we found attractive and purchased for the Fund during the reporting period. We also found value for the Fund in Continental Airlines and Northwest Airlines, which were trading at attractive prices because of declining international and Asian air traffic.

Finally, Goodyear Tire is a company that has gone through cost restructuring and earnings development, but is still going through a period of uncertainty related to economic difficulties in Asia and Brazil. We believe the stock is undervalued and added it to the Fund's portfolio.

Were there other major purchases during the reporting period?

Yes. We increased the Fund's tobacco holdings, largely because the litigation controversy has depressed their prices well below the companies' underlying asset values. Even taking anticipated litigation risk into account, companies such as RJR Nabisco and Philip Morris have been trading at values well below the price of their assets, yet the stocks provided yields that are close to or above those available from Treasury securities.

We also added to the Fund's telecommunications holdings with U.S. West. In addition, we added to the Fund's utility holdings with Texas Utilities, Illinova Corporation, OGE Energy Corp., Niagra Mohawk, and Energy East. Overall, utilities were positive contributors to the Fund's performance, but as a group, utilities underperformed the market.


--------------------------------------------------------------------------------
Flight to quality When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

Weighting/Overweighting The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.
--------------------------------------------------------------------------------

================================================================================

What positions did the Fund sell in order to make these purchases?

In the utility area, the Fund redeployed capital from issues we felt had reached their target valuations. The Fund sold its position in PG&E, which outperformed the S&P 500 during the reporting period.

The Fund also sold a number of cyclical stocks in the first quarter of the year, trimming back on paper and forest products companies that we thought might underperform if Asian production slowed down. We sold the Fund's positions in Tenneco, Georgia Pacific, and Chesapeake to avoid short-term risk, even though we saw long-term merit in the stocks. We may revisit these companies later in the year if valuations are favorable.

We also had significant sales in the Fund's financial stocks, largely because they rose so high they triggered our sell disciplines. The Fund sold Bankers Trust and Chase Manhattan, and substantially trimmed its positions in Equitable, NationsBank, and Transamerica.
All of these sales had a significantly positive impact on the Fund's performance.

Were there other significant sales during the reporting period?

Yes. IBP Inc. is a meat packing company that didn't perform up to our expectations, so we sold the Fund's position. We also found that offshore drilling companies were selling at a premium to exploration and production companies, so the Fund sold Diamond Offshore Drilling, Noble Drilling, and R&B Falcon Corp. to purchase the exploration and production companies we mentioned above.

Which stocks were the best performers in the Fund during the first half of 1998?

About a third of the portfolio outperformed the market. Ford Motor Company was up 21% in the first six months of 1998. Lexmark International Group, a printer company, was up 60%. And Xerox was up 39%. Equitable, which benefited from low interest rates, was up 50%, and we pared back on the Fund's position to take some profits. Following the announcement of an acquisition by Dana Corp., Echlin, an automotive afterparts company, was up 38%. All of these stocks reflected the potential in our value strategy, even in a market that showed a strong preference for growth disciplines.

With low inflation and low interest rates, financial stocks did particularly well, with NationsBank up 27%, CIGNA up 21%, and Bank One and Travelers both up 15% for the reporting period. The strength of the economy, increasing consumer confidence, and rising personal income also rewarded retail companies such as Federated Department Stores, which was up 25% for the first half of 1998. The optimistic outlook also helped the gaming industry, sending Harrah's Entertainment up 23% for the reporting period.

Which stocks underperformed?

As noted, the tobacco industry has been hard hit by news reports about ongoing litigation. RJR Nabisco was down 34% over the first six months and Philip Morris declined 11%. However, their strong fundamentals and attractive prices were consistent with our value discipline and we added to the Fund's positions in both stocks.

With declining oil prices, Union Pacific Resources dropped 27%, Seagull Energy fell 20%, Oryx Energy declined 13%, and Apache Oil was down 10%.

During the reporting period, CSX Corp., a railroad company, declined 15%, and Northwest Airlines suffered from low Asian air traffic and lost 20% in the first half of the year.

What do you feel were the best decisions you made for the Fund during the reporting period?

Our best decision for the Fund was to not allow any style drift during the first half of 1998. We stuck to our value disciplines, and invested the Fund's assets where we found value. In a period when growth stocks are popular, it's tempting to go for their strong returns rather than sticking to your discipline. We also exercised good judgment in cutting back on companies with Asian exposure.

In which sectors was the Fund overweighted?

At the end of the first half of the year, the Fund was heavily overweighted in materials processing, energy, transportation, and utilities, relative to the S&P
500. In other areas, the Fund was generally in line with the Index.

================================================================================

What is your outlook going forward?

We believe that value stocks are at historically low valuation levels. With the stock market selling at all-time highs and the "deep value" segment of the market selling at substantial discounts, we believe a value approach may provide a way to take advantage of bargains in the market.

The Fund will continue to seek maximum long-term total return from a combination of capital growth and income.

Denis Laplaige
Jeffrey A. Simon
Portfolio Managers




================================================================================
Past performance is no guarantee of future results.

                                   [GRAPHIC]

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                       VALUE EQUITY FUND VS S&P 500 INDEX

                           INSTITUTIONAL CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

  Year          Value Equity      S&P 500
  ----          ------------      -------
1/2/91              10,000        10,000
91                  13,660        13,047
92                  16,489        14,040
93                  18,945        15,456
94                  19,177        15,660
95                  24,819        21,546
96                  33,749        31,955
97                  37,255        35,331
6/30/98             38,689        41,588


                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                       VALUE EQUITY FUND VS S&P 500 INDEX

                              SERVICE CLASS SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

  Year          Value Equity      S&P 500
  ----          ------------      -------

1/2/91            10,000          10,000
91                13,660          13,047
92                16,489          14,040
93                18,945          15,456
94                19,177          15,660
95                24,799          21,546
96                33,584          31,955
97                37,024          35,331
6/30/98           38,406          41,588

o Value Equity Fund  -- S&P 500 Index
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 1/2/91.


                                             Total Return*                        SEC Average Annual Total Return*
PERFORMANCE                               as of June 30, 1998                           as of June 30, 1998
-----------------------------------------------------------------------------------------------------------------------
                                              Year to Date                    One Year      Five Year   Since Inception
-----------------------------------------------------------------------------------------------------------------------
Value Equity Fund Institutional Class             3.85%                        14.64%        16.97%         19.77%
Value Equity Fund Service Class+                  3.73%                        14.36%        16.80%         19.65%
Average Lipper Growth & Income Fund              12.11%                        22.86%        18.93%         18.34%
S&P 500 Stock Index                              17.71%                        30.15%        23.08%         20.93%


YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           Institutional Class Shares

                                              Total Return
            Year end                               %*
            --------                          ------------
              1991                               36.60
              1992                               20.71
              1993                               14.90
              1994                                1.22
              1995                               29.42
              1996                               22.41
              1997                               22.63
              1998 (as of 6/30/98)                3.85


================================================================================

PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1998)

--------------------------------------------------------------------------------

Common Stocks                                                           97.49%
Preferred Stocks                                                         0.14%++
Cash, Equivalents & Other Assets                                         2.37%


================================================================================

TOP 10 HOLDINGS
(% of net assets as of June 30, 1998)
--------------------------------------------------------------------------------

 1. Texas Utilities Co.                                                    2.66%
 2. CIGNA Corp.                                                            2.39%
 3. Philip Morris Cos                                                      2.30%
 4. Echlin Inc.                                                            2.27%
 5. Browning-Ferris Industries Inc.                                        2.14%
 6. Central & South West Corp.                                             2.09%
 7. Foundation Health Systems Inc. Class A                                 2.04%
 8. AT&T Corp.                                                             2.02%
 9. Union Pacific Resources Group Inc.                                     1.97%
10. American Standard Cos. Inc.                                            1.93%


================================================================================

TOP 5 INDUSTRY
Holdings
(% of net assets as of June 30, 1998)
--------------------------------------------------------------------------------

1. Electric Utilities                                                     11.58%
2. Insurance                                                               9.87%
3. Oils                                                                    7.51%
4. Health Care                                                             7.04%
5. Banks                                                                   6.14%


================================================================================
* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

++   Adjusted for liabilities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

COMMON STOCKS (97.5%)+

                                                         SHARES       VALUE

                   ------------------------------------------------------------
AEROSPACE/DEFENSE ELECTRONICS (0.9%)
Coltec Industries Inc (a).............................     468,200 $  9,305,475
                                                                   ------------
AIRLINES (2.2%)
Continental Airlines, Inc. Class B (a)................     202,200   12,308,925
Northwest Airlines Corp. Class A (a)..................     240,900    9,289,706
                                                                   ------------
                                                                     21,598,631
                                                                   ------------
AUTO MANUFACTURING (1.3%)
Ford Motor Co. .......................................     219,900   12,974,100
                                                                   ------------
AUTO PARTS (5.1%)
Echlin Inc. ..........................................     461,100   22,622,719
LucasVarity PLC ADR (b)...............................     419,800   16,713,288
Mark IV Industries, Inc. .............................     542,825   11,738,591
                                                                   ------------
                                                                     51,074,598
                                                                   ------------
BANKS (6.1%)
Banc One Corp. .......................................     280,480   15,654,290
KeyCorp...............................................     177,200    6,312,750
NationsBank Corp. ....................................     206,420   15,791,130
PNC Bank Corp. .......................................     239,000   12,861,187
Wells Fargo & Co. ....................................      28,500   10,516,500
                                                                   ------------
                                                                     61,135,857
                                                                   ------------
CHEMICALS (3.0%)
Agrium Inc. ..........................................     814,300   10,280,537
Georgia Gulf Corp. ...................................     331,700    7,566,906
IMC Global Inc. ......................................     402,260   12,118,083
                                                                   ------------
                                                                     29,965,526
                                                                   ------------
COMPUTER PERIPHERALS (0.9%)
Adaptec Inc. (a)......................................     639,400    9,151,413
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT (4.3%)
International Business Machines Corp. ................     111,500   12,801,594
Lexmark International Group, Inc. Class A (a).........     265,000   16,165,000
Xerox Corp. ..........................................     134,300   13,648,237
                                                                   ------------
                                                                     42,614,831
                                                                   ------------
CONGLOMERATES (1.9%)
American Standard Cos. Inc. (a).......................     429,900   19,211,156
                                                                   ------------
CONTAINERS (2.9%)
Crown Cork & Seal Co., Inc. ..........................     213,600   10,146,000
Owens-Illinois Inc. (a)...............................     413,100   18,486,225
                                                                   ------------
                                                                     28,632,225
                                                                   ------------

--------
+ Percentages indicated are based on Fund net assets.


                                                         SHARES       VALUE

                   ------------------------------------------------------------
ELECTRIC UTILITIES (11.6%)
Central & South West Corp.............................     773,400 $ 20,785,125
Energy East Corp. ....................................     241,300   10,044,112
FPL Group, Inc. ......................................     260,700   16,424,100
Illinova Corp. .......................................     429,200   12,876,000
MarketSpan Corp. .....................................     293,128    8,775,520
Niagara Mohawk Power Corp. (a)........................     236,200    3,528,238
Northeast Utilities (a)...............................      90,000    1,524,375
OGE Energy Corp. .....................................     167,600    4,525,200
Pinnacle West Capital Corp. ..........................     229,200   10,314,000
Texas Utilities Co....................................     635,000   26,431,875
                                                                   ------------
                                                                    115,228,545
                                                                   ------------
ELECTRONIC COMPONENTS (1.7%)
Raychem Corp. ........................................     265,400    7,845,887
UCAR International Inc. (a)...........................     320,000    9,340,000
                                                                   ------------
                                                                     17,185,887
                                                                   ------------
ENERGY (2.9%)
Coastal Corp. (The)...................................     213,100   14,877,044
Seagull Energy Corp. (a)..............................     704,000   11,660,000
Tosco Corp. ..........................................      87,500    2,570,313
                                                                   ------------
                                                                     29,107,357
                                                                   ------------
FOOD (0.2%)
IBP, Inc. ............................................      93,800    1,700,125
                                                                   ------------
HEALTH CARE (7.0%)
Aetna Inc. ...........................................     205,700   15,658,913
Allegiance Corp. .....................................     314,000   16,092,500
Columbia/HCA Healthcare Corp. ........................     620,600   18,074,975
Foundation Health Systems, Inc. Class A (a)...........     768,000   20,256,000
                                                                   ------------
                                                                     70,082,388
                                                                   ------------
INSURANCE (9.9%)
Allstate Corp. (The)..................................     142,571   13,054,157
Chubb Corp. ..........................................     206,400   16,589,400
CIGNA Corp. ..........................................     345,300   23,825,700
Equitable Cos., Inc. (The)............................     223,600   16,756,025
Transamerica Corp.....................................      92,900   10,695,113
Travelers Group Inc...................................     284,852   17,269,152
                                                                   ------------
                                                                     98,189,547
                                                                   ------------
INTERNATIONAL OIL (1.2%)
British Petroleum Co., PLC ADR (b)....................     133,061   11,742,633
                                                                   ------------
LEISURE (0.4%)
Callaway Golf Co. ....................................     200,900    3,955,219
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

COMMON STOCKS (Continued)

                                                         SHARES       VALUE

                   ------------------------------------------------------------
OIL SERVICES (2.0%)
Union Pacific Resources Group Inc.....................   1,115,700 $ 19,594,481
                                                                   ------------
OILS (7.5%)
Apache Corporation....................................     357,500   11,261,250
Noble Affiliates, Inc. ...............................     410,600   15,602,800
Occidental Petroleum Corp. ...........................     534,900   14,442,300
Oryx Energy Co. (a)...................................     644,800   14,266,200
Texaco Inc. ..........................................      78,300    4,673,531
Unocal Corp. .........................................     406,900   14,546,675
                                                                   ------------
                                                                     74,792,756
                                                                   ------------
PAPER & FOREST PRODUCTS (2.2%)
Bowater Inc. .........................................     264,200   12,483,450
Georgia-Pacific Corp. (Timber Group)..................     397,000    9,131,000
                                                                   ------------
                                                                     21,614,450
                                                                   ------------
POLLUTION & RELATED (2.1%)
Browning-Ferris Industries Inc. ......................     612,600   21,287,850
                                                                   ------------
RAILROADS (1.7%)
CSX Corp..............................................     223,000   10,146,500
Union Pacific Corp. ..................................     157,700    6,958,512
                                                                   ------------
                                                                     17,105,012
                                                                   ------------
RECREATION & ENTERTAINMENT (1.6%)
Harrah's Entertainment, Inc. (a)......................     687,000   15,972,750
                                                                   ------------
RETAIL (4.5%)
Federated Department Stores, Inc. (a).................     334,100   17,978,756
Toys "R' Us, Inc. (a).................................     718,200   16,922,588
Venator Group, Inc. (a)...............................     528,000   10,098,000
                                                                   ------------
                                                                     44,999,344
                                                                   ------------
STEEL, ALUMINUM & OTHER METALS (1.3%)
Reynolds Metals Co....................................     229,100   12,815,281
                                                                   ------------
TELECOMMUNICATION (3.9%)
AT&T Corp. ...........................................     352,100   20,113,712
US West Inc. .........................................     400,000   18,800,000
                                                                   ------------
                                                                     38,913,712
                                                                   ------------
TELECOMMUNICATION SERVICES (1.4%)
GTE Corp. ............................................     246,800   13,728,250
                                                                   ------------
TEXTILE/HOME FURNISHINGS & APPAREL (0.6%)
Burlington Industries, Inc. (a).......................     320,000    4,500,000
Shaw Industries, Inc. ................................      51,800      912,975
                                                                   ------------
                                                                      5,412,975
                                                                   ------------


                                                        SHARES        VALUE

                   -------------------------------------------------------------
TIRE & RUBBER (1.5%)
Goodyear Tire & Rubber Co. (The).....................     227,800  $ 14,678,863
                                                                   ------------
TOBACCO (3.7%)
Philip Morris Cos. ..................................     580,600    22,861,125
RJR Nabisco Holdings Corp............................     580,700    13,791,625
                                                                   ------------
                                                                     36,652,750
                                                                   ------------
Total Common Stocks
 (Cost $857,582,542).................................               970,423,987
                                                                   ------------
PREFERRED STOCK (0.1%)
RAILROADS
Union Pacific $6.25 (c)..............................      30,000     1,389,390
                                                                   ------------
Total Preferred Stock
 (Cost $1,500,000)...................................                 1,389,390
                                                                   ------------
SHORT-TERM
INVESTMENT (2.7%)
                                                       PRINCIPAL
                                                        AMOUNT
                   ----------------
COMMERCIAL PAPER (2.7%)
Prudential Funding Corp.
 6.30%, due 7/1/98................................... $27,090,000    27,090,000
                                                                   ------------
Total Short-Term Investment (Cost $27,090,000).......                27,090,000
                                                                   ------------
Total Investments
 (Cost $886,172,542) (d).............................       100.3%  998,903,377
Liabilities in Excess of Cash and Other Assets.......        (0.3)   (3,594,107)
                                                      -----------  ------------
Net Assets...........................................       100.0% $995,309,270
                                                      ===========  ============

--------
(a) Non-income producing security.
(b) ADR-American Depository Receipt.
(c) May be sold to institutional investors only.
(d) The cost for Federal income tax purposes is $886,653,512.
(e) At June 30, 1998, net unrealized appreciation was $112,249,865, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $160,951,194 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $48,701,329.
 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
VALUE EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of June 30, 1998 (Unaudited)           For the six months ended June 30,
                                          1998 (Unaudited)

ASSETS:
 Investment in securities, at value
  (identified cost $886,172,542)................................ $  998,903,377
 Cash...........................................................          1,246
 Receivables:
 Investment securities sold.....................................     33,437,795
 Dividends......................................................      2,394,110
 Fund shares sold...............................................        153,965
                                                                 --------------
   Total assets.................................................  1,034,890,493
                                                                 --------------
LIABILITIES:
 Payables:
 Investment securities purchased................................     37,218,089
 Fund shares redeemed...........................................      1,495,170
 MainStay Management............................................        705,922
 Transfer agent.................................................         58,593
 Custodian......................................................         38,200
 Accrued expenses...............................................         65,249
                                                                 --------------
   Total liabilities............................................     39,581,223
                                                                 --------------
 Net assets..................................................... $  995,309,270
                                                                 ==============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class............................................ $       57,925
 Institutional Service Class....................................            659
 Additional paid-in capital.....................................    755,925,991
 Accumulated undistributed net investment income................      4,950,051
 Accumulated undistributed net realized gain on investments.....    121,643,809
 Net unrealized appreciation on investments.....................    112,730,835
                                                                 --------------
 Net assets..................................................... $  995,309,270
                                                                 ==============
Institutional Class
 Net assets applicable to outstanding shares.................... $  984,134,798
                                                                 ==============
 Shares of capital stock outstanding............................     57,925,169
                                                                 ==============
 Net asset value per share outstanding.......................... $        16.99
                                                                 ==============
Institutional Service Class
 Net assets applicable to outstanding shares.................... $   11,174,472
                                                                 ==============
 Shares of capital stock outstanding............................        658,843
                                                                 ==============
 Net asset value per share outstanding.......................... $        16.96
                                                                 ==============

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $  8,779,148
 Interest.........................................................    1,029,931
                                                                   ------------
   Total income...................................................    9,809,079
                                                                   ------------
 Expenses:
 Management.......................................................    4,332,467
 Transfer agent...................................................      262,168
 Shareholder communication........................................       87,619
 Professional.....................................................       68,866
 Custodian........................................................       41,020
 Registration.....................................................       28,591
 Service..........................................................       14,382
 Directors........................................................       12,507
 Miscellaneous....................................................       17,198
                                                                   ------------
   Total expenses.................................................    4,864,818
                                                                   ------------
 Net investment income............................................    4,944,261
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments.................................   96,217,540
 Net change in unrealized appreciation on investments.............  (62,965,440)
                                                                   ------------
 Net realized and unrealized gain on investments..................   33,252,100
                                                                   ------------
 Net increase in net assets resulting from operations............. $ 38,196,361
                                                                   ============

--------
(a) Dividends recorded net of foreign withholding taxes of $38,403.
 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                       1998          1997
                                                   ------------  -------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income............................ $  4,944,261  $  11,824,808
 Net realized gain on investments.................   96,217,540    153,566,785
 Net change in unrealized appreciation on
  investments.....................................  (62,965,440)    19,142,088
                                                   ------------  -------------
 Net increase in net assets resulting from
  operations......................................   38,196,361    184,533,681
                                                   ------------  -------------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class.............................          --     (11,794,002)
  Institutional Service Class.....................          --         (93,075)
 From net realized gain on investments:
  Institutional Class.............................          --    (143,738,757)
  Institutional Service Class.....................          --      (1,600,702)
                                                   ------------  -------------
   Total dividends and distributions to
    shareholders..................................          --    (157,226,536)
                                                   ------------  -------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class.............................   58,381,915    182,364,147
  Institutional Service Class.....................    1,016,344      4,997,992
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class.............................          --     155,256,205
  Institutional Service Class.....................          --       1,693,777
                                                   ------------  -------------
                                                     59,398,259    344,312,121
 Cost of shares redeemed:
  Institutional Class.............................  (96,229,046)  (200,632,469)
  Institutional Service Class.....................   (1,286,109)   (12,233,644)
                                                   ------------  -------------
  Increase (decrease) in net assets derived from
   capital share transactions.....................  (38,116,896)   131,446,008
                                                   ------------  -------------
  Net increase in net assets......................       79,465    158,753,153
NET ASSETS:
 Beginning of period .............................  995,229,805    836,476,652
                                                   ------------  -------------
 End of period ................................... $995,309,270  $ 995,229,805
                                                   ============  =============
 Accumulated undistributed net investment income
  at end of period................................ $  4,950,051  $       5,790
                                                   ============  =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                  INSTITUTIONAL
                                                    INSTITUTIONAL    SERVICE
                                                        CLASS         CLASS
                                                    ------------- -------------
                                                            SIX MONTHS
                                                               ENDED
                                                          JUNE 30, 1998*
                                                    ---------------------------

Net asset value at beginning of period.............   $  16.36      $  16.35
                                                      --------      --------
Net investment income..............................       0.08          0.07
Net realized and unrealized gain (loss) on
 investments.......................................       0.55          0.54
                                                      --------      --------
Total from investment operations...................       0.63          0.61
                                                      --------      --------
Less dividends and distributions:
From net investment income.........................        --            --
From net realized gain on investments..............        --            --
                                                      --------      --------
Total dividends and distributions..................        --            --
                                                      --------      --------
Net asset value at end of period...................   $  16.99      $  16.96
                                                      ========      ========
Total investment return(a).........................       3.85%         3.73%
Ratios (to average net assets)/Supplemental Data:
 Net investment income.............................       0.97%+        0.72%+
 Net expenses......................................       0.95%+        1.20%+
 Expenses (before reimbursement)...................       0.95%+        1.20%+
Portfolio turnover rate............................         38%           38%
Net assets at end of period (in 000's).............   $984,135      $ 11,174

--------
 * Unaudited.
 + Annualized.
(a) Total return not annualized.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

INSTITUTIONAL  INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL   INSTITUTIONAL
    CLASS      SERVICE CLASS     CLASS     SERVICE CLASS     CLASS     SERVICE CLASS       CLASS
-------------  ------------- ------------- ------------- ------------- ------------- ------------------
                                       YEAR ENDED DECEMBER 31
-------------------------------------------------------------------------------------------------------
           1997                         1996                        1995               1994      1993
---------------------------- --------------------------- --------------------------- --------  --------

  $  15.87       $  15.85      $  14.43      $  14.43      $  11.58      $  11.58    $  12.40  $  14.16
  --------       --------      --------      --------      --------      --------    --------  --------
      0.23           0.16          0.25          0.23          0.21          0.20        0.17      0.16
      3.31           3.32          2.98          2.96          3.20          3.20       (0.02)     1.63
  --------       --------      --------      --------      --------      --------    --------  --------
      3.54           3.48          3.23          3.19          3.41          3.40        0.15      1.79
  --------       --------      --------      --------      --------      --------    --------  --------
     (0.23)         (0.16)        (0.25)        (0.23)        (0.21)        (0.20)      (0.17)    (0.37)
     (2.82)         (2.82)        (1.54)        (1.54)        (0.35)        (0.35)      (0.80)    (3.18)
  --------       --------      --------      --------      --------      --------    --------  --------
     (3.05)         (2.98)        (1.79)        (1.77)        (0.56)        (0.55)      (0.97)    (3.55)
  --------       --------      --------      --------      --------      --------    --------  --------
  $  16.36       $  16.35      $  15.87      $  15.85      $  14.43      $  14.43    $  11.58  $  12.40
  ========       ========      ========      ========      ========      ========    ========  ========
     22.63%         22.28%        22.41%        22.10%        29.42%        29.32%       1.22%    14.90%
      1.30%          1.05%         1.70%         1.45%         1.64%         1.39%       1.50%     1.38%
      0.93%          1.18%         0.92%         1.17%         0.93%         1.18%       0.92%     0.90%
      0.93%          1.18%         0.92%         1.17%         0.93%         1.18%       0.92%     0.93%
        66%            66%           50%           50%           51%           51%         43%       83%
  $984,220       $ 11,010      $821,725      $ 14,752      $603,749      $  3,213    $396,537  $305,060

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
================================================================================

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o Domestic bond markets were influenced by Asian economic contraction, a solid U.S. economy, and relatively tame inflation during the first six months of 1998.

o During the reporting period, the market experienced low volatility and a flattening yield curve in the second quarter.

o Although 30-year Treasury bond yields declined to record levels in June, overall, yields tended to remain in a relatively narrow range.

o Mortgage prepayments came in waves with minor shifts in interest rates over the reporting period.

o    Yield spreads widened on corporate bonds to the widest level in five years.


================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o One-year total returns of 9.59% and 9.35% for Institutional Class and Service Class shares, respectively, as of 6/30/98.

o The Fund benefited by shifting from long to neutral duration and moving between newer and older Treasury issues in both the first and second quarters of 1998.

o Strategically increasing and decreasing the Fund's exposure to mortgage-backed securities also benefited the Fund, although being overweighted at the end of the second quarter had a negative impact on performance.

o Although corporate bonds generally underperformed Treasuries, the Fund benefited from strong individual security selection in the corporate sector.

o Both share classes outperformed the average Lipper* intermediate U.S. government fund, which returned 3.43% for the six months ended 6/30/98, with Institutional Class shares ranking in the top 27% of all peer funds.


During the first half of 1998, the domestic bond markets were largely influenced by world events. Economic contractions in Asian markets, including Japan, may have caused difficulties in markets from Latin America to Russia and China. One positive outcome has been relatively tame inflation, keeping the Federal Reserve from adjusting domestic interest rates. As a result, interest rates in general have remained within a relatively narrow range, with 2-year Treasuries declining just 16 basis points over the first half of the year, and 30-year Treasuries remaining flat in the first quarter, but declining 30 basis points in the second quarter of 1998.


--------------------------------------------------------------------------------
Inflation An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.
--------------------------------------------------------------------------------

================================================================================
* Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

Many investors have shown a renewed interest in the fixed-income market. Bond market returns exceeded 10% over the past year, which is what a typical equity investor may have expected before the strong bull market of the last three years. In fact, bond market returns in two out of the past three quarters were in line with or exceeded typical stock returns, and many investors have responded by increasing their bond allocations.

The bond price rally led to a flattening yield curve, which presented some opportunities. Supply dynamics created trading opportunities among newer and older issues. Higher-coupon mortgage-backed securities saw high prepayments early in the year, creating buying opportunities. When interest rates declined, corporations found they could save money by issuing debt at lower rates. As a result, many corporations came to the market, increasing the supply of new bond issues. Overall, Treasuries tended to outperform other sectors over the first half of the year.

Given this context, how did the MainStay Institutional Bond Fund perform in the first six months of 1998?

For the six months ended 6/30/98, the MainStay Institutional Bond Fund returned 3.81% and 3.72% for Institutional Class shares and Service Class shares, respectively. Both share classes outperformed the average Lipper intermediate U.S. government fund, which returned 3.43% for the first half of 1998, with Institutional Class shares ranking in the top 27% of all peer funds.

What accounted for the Fund's solid performance?

Our duration strategy benefited performance throughout the reporting period. Given our strategically bullish outlook during the first half of the year, we kept duration in the neutral to long range. Over the period the Fund's duration was neutral as rates headed higher and longer as rates were declining.

Another factor that helped the Fund's performance relative to its peers was the yield curve. In the first quarter, the yield curve was unchanged, so the Fund had no opportunity to add value there. But in the second quarter, the curve flattened about 20 basis points. Because the Fund was very heavily concentrated in the back end of the market, it was able to benefit from the rally in 30-year Treasury bonds, compared to funds with investments more evenly spread across various maturities. Finally, individual security selection helped the Fund in the corporate sector, even though corporate bonds generally underperformed Treasury securities.

Were there specific strategies you used to add value to the Fund's portfolio during the reporting period?

We added value to the Fund through specific security selection in the Treasury market. Using a variety of technical indicators, we moved the Fund's assets between newer and older issues to take advantage of shifting supply dynamics. The result was an incremental increase in return. Older Treasuries added value in the beginning part of both the first and second quarters, newer securities in the latter part of each quarter. On the whole, the strategy had a positive impact on the Fund's performance.


--------------------------------------------------------------------------------
Basis point One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Yield curve When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

Supply and demand In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

Mortgage-backed securities Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

Duration A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.
--------------------------------------------------------------------------------

================================================================================

What happened in the market for mortgage-backed securities?

At the beginning of the year, the Fund was underweighted in higher-coupon mortgage-backed securities. At the time, we anticipated an increase in prepayments and believed that mortgage-related bonds would underperform. That's exactly what happened, and our decision to reduce the Fund's exposure to high-coupon mortgage securities had a positive impact on performance.

After the prepayments rose, we increased the Fund's exposure to mortgage securities, feeling that at their adjusted price levels they had appreciation potential. At that point, the Fund focused primarily on commercial mortgages, for a couple of reasons. First, new issuance was heavy, but demand was not, which tended to force prices down to attractive levels. We also liked commercial mortgages for the Fund because we believed they carried less risk of prepayments if interest rates continued to decline.

What was the impact on the Fund's performance?

As the market began to rally in the second quarter of 1998, we pared back on the positions to take profits for the Fund. Naturally, that was positive for performance. But the Fund remained overweighted in mortgage-backed securities in the latter part of the second quarter, which hurt performance a bit when a second wave of prepayments began.

As it happens, the Fund had invested in securities with coupons that were relatively insensitive to prepayment risk, but as the mortgage market in general underperformed, we believe the Fund missed some opportunities available in the Treasury market.

How did the Fund benefit from corporate bond selection during the reporting period?

As rates rallied at the beginning of the year, the prospect of low-cost capital attracted a number of corporations to the bond market. The oversupply of corporates caused spreads to widen, resulting in the underperformance of the Fund's corporate bond position in the first part of the first quarter. After corporates underperformed, we increased the Fund's exposure to what we believed were strong companies whose bonds were highly liquid, selecting issues like Coca-Cola Enterprises and Wal-mart Stores, Inc., which have strong domestic markets and do not depend on business in Asia. The Fund also sought securities with solid collateral, such as airplane leases, which have actual aircraft supporting their debt obligations.

Did the Fund make any dramatic shifts in its sector allocations during the reporting period?

Not really. Overall, the Fund increased its weighting in corporates and sold agency securities during the first half of 1998. The allocations to asset-backed securities and collateralized mortgage obligations (CMOs) were reduced.

As of the end of June, the Fund continued to invest in a wide range of securities, from Treasuries, mortgage-backed bonds, and CMOs to asset-backed securities, corporate bonds, and variable rate notes. We believe that this diversification adds value to the Fund's investment portfolio by reducing the risks associated with any single sector of the market.


--------------------------------------------------------------------------------
Back end of the market Bonds are issued in a variety of maturities from very short to as long as 30 years or more. The back end of the market refers to bonds with longer maturities, such as 30-year issues.

Weighting/Underweighting The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be underweighted in a sector when that portion of the portfolio is lower than the sector's general relationship to the market as a whole.
--------------------------------------------------------------------------------

================================================================================

What steps did you take to manage risk for the Fund in the corporate sector?

We monitored the credit quality of corporate securities. We also watched the stock market for indicators of potential weakening. We believe that the stock market is able to discount information much more quickly than rating agencies can assimilate it. So if we see a stock's price begin to fall faster than the market and without apparent reason, it gives us a clue to reexamine the Fund's bond holdings in that company and ask what stock investors see that we don't. We believe tying our bond monitoring to stocks is an efficient way to detect--and possibly correct--problems before they affect the Fund.

Have the securities held by the Fund maintained their high overall quality rating?

Yes. As we seek opportunities for the Fund, we try to keep the Fund invested in securities that don't expose the Fund's shareholders to unnecessary risks. We're pleased with the Fund's recent performance, because we believe it has provided investors with higher-than-average returns with lower-than-average risk in the bond market.

What is your outlook for the future?

We believe the major factors influencing our strategy over the past year--Asian turmoil, inflation expectations, and reactions to the reduced Treasury financing--have been almost fully priced into the market. While we remain bullish on bonds for the longer term, unless market conditions change, we plan to take a more neutral strategy in the third quarter. Because of the budget surplus, the need for new Treasury securities may be reduced. This may change the Treasury's financing calendar and may provide opportunities along the yield curve.

Whatever happens, the Fund will continue to seek maximum total return, consistent with liquidity, low risk to principal, and investment in debt securities.

Ravi Akhoury
Edward Munshower
Portfolio Managers


================================================================================
Past performance is no guarantee of future results.

                                   [GRAPHIC]

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                          BOND FUND VS LEHMAN BROTHERS
                        GOVERNMENT/CORPORATE BOND INDEX

                           INSTITUTIONAL CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

   Year            Bond Fund Institutional         Lehman Brothers Gov't/Corp Bond  Index
   ----            -----------------------         --------------------------------------
1/2/91              10,000                          10,000
91                  11,400                          11,613
92                  12,128                          12,494
93                  13,310                          13,873
94                  12,870                          13,388
95                  15,170                          15,963
96                  15,595                          16,426
97                  16,931                          18,029
6/30/98             17,576                          18,783


                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                          BOND FUND VS LEHMAN BROTHERS
                        GOVERNMENT/CORPORATE BOND INDEX

                              SERVICE CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

   Year           Bond Fund Service      Lehman Brothers Gov't/Corp
   ----           -----------------      --------------------------
1/2/91              10,000               10,000
91                  11,400               11,613
92                  12,128               12,494
93                  13,310               13,873
94                  12,870               13,388
95                  15,128               15,963
96                  15,525               16,426
97                  16,799               18,029
6/30/98             17,424               18,783

o Bond Fund -- Lehman Brothers Gov't/Corp Bond Index
Source: Lipper Analytical Services, Inc.

These graphs assume a $10,000 investment made on 1/2/91.

                                                Total Return*                     SEC Average Annual Total Return*
PERFORMANCE                                  as of June 30, 1998                         as of June 30, 1998
---------------------------------------------------------------------------------------------------------------------------
                                                 Year to Date                   One Year      Five Year    Since Inception
---------------------------------------------------------------------------------------------------------------------------
Bond Fund Institutional Class                        3.81%                         9.59%         6.28%          7.81%
Bond Fund Service Class+                             3.72%                         9.35%         6.10%          7.68%
Average Lipper Intermediate U.S.
  Government Fund                                    3.43%                         9.05%         5.49%          7.27%
Lehman Brothers Gov't/Corporate Bond Index           4.17%                        11.28%         6.88%          8.76%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                            Instutional Class Shares

                                             Total Return
     Year end                                     %*
     --------                                ------------
       1991                                     14.00
       1992                                      6.39
       1993                                      9.74
       1994                                     (3.31)
       1995                                     17.88
       1996                                      2.80
       1997                                      8.57
       1998 (as of 6/30/98)                      3.81


QUALITY BREAKDOWN++
(% of bonds as of June 30, 1998)
--------------------------------------------------------------------------------

Government/Agency                                                         50.45%
AAA                                                                       17.59%
AA                                                                         3.52%
A                                                                         17.42%
BBB                                                                       11.02%
                                                                         ------
                                                                         100.00%


================================================================================
PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1998)

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government & Federal Agencies                                    49.44%
Domestic Bonds                                                        21.85%
Other Asset-Backed/Mortgage Backed Securities                         19.65%
Other Bonds                                                            5.92%
Cash, Equivalents & Other Assets                                       1.99%(S)
Certificates of Deposit                                                1.15%


================================================================================
TOP 10 HOLDINGS
(% of net assets as of June 30, 1998)

--------------------------------------------------------------------------------

 1. US Treasury Note, 11/30/00, 5.625%                                     9.91%
 2. US Treasury Note, 11/15/04, 7.875%                                     6.84%
 3. US Treasury Bond, 2/15/25, 7.625%                                      6.13%
 4. US Treasury Note, 2/15/03, 6.25%                                       5.97%
 5. US Treasury Note, 5/15/07, 6.625%                                      4.26%
 6. FNMA, 3/15/01, 5.625%                                                  3.68%
 7. GTCT 1997-CA1, 2/15/18, 6.49%                                          2.44%
 8. US Treasury Bond, 8/15/17, 8.875%                                      2.22%
 9. US Treasury Note, 2/28/02, 6.25%                                       2.20%
10. GNMA, 8/19/28, 8.00%                                                   1.97%


================================================================================
TOP 5 INDUSTRY
HOLDINGS
(% of net assets as of June 30, 1998)
--------------------------------------------------------------------------------

1. US Government & Federal Agencies                                       49.44%
2. Commercial Mortgage Loans                                               5.80%
3. Consumer Loans                                                          4.64%
4. Banks                                                                   3.93%
5. Food, Beverage & Tobacco                                                3.35%

Average Maturity                                                       9.4 years
(as of 6/30/98)


================================================================================

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

++ Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

(S)  Adjusted for liabilities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
BOND FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

LONG-TERM INVESTMENTS (98.0%)+
ASSET-BACKED                              CORPORATE BONDS (21.9%)
SECURITIES (10.7%)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE

                   ------------------------------------------------------------
AIRLINE LEASES (1.2%)
Continental Airlines
 Pass-Through Trusts
 Series 1998-1A
 6.648%, due 3/15/19.................................. $ 2,100,000 $  2,109,828
                                                                   ------------
AIRPLANE LEASES (2.1%)
Aircraft Lease Portfolio Securitization Ltd.
 Series 1996-1 Class CX
 7.0375%, due 6/15/06 (c)(d)..........................   1,881,234    1,881,234
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19...................................   1,736,624    1,827,363
                                                                   ------------
                                                                      3,708,597
                                                                   ------------
CONSUMER LOANS (4.6%)
Chase Manhattan Recreational Vehicle Owner Trust
 Series 1997-A Class A5
 6.05%, due 11/15/04..................................   2,025,000    2,027,207
CIT Recreational Vehicle Trust Series 1998-A Class A2
 5.92%, due 3/15/07...................................     830,000      831,071
Green Tree Recreational Equipment & Consumer Trust
 Series 1997-C Class A1
 6.49%, due 2/15/18...................................   4,238,172    4,260,973
NationsCredit Grantor Trust
 Series 1997-2 Class A2
 6.25%, due 11/15/13..................................     982,969      985,761
                                                                   ------------
                                                                      8,105,012
                                                                   ------------
CREDIT CARD RECEIVABLES (1.1%)
Chase Credit Card Master Trust Series 1997-2 Class A
 6.30%, due 4/15/03...................................   1,910,000    1,925,662
                                                                   ------------
EQUIPMENT LOANS (1.7%)
Case Equipment Loan Trust
 Series 1997-A Class A3
 6.45%, due 3/15/04...................................   2,865,000    2,882,820
                                                                   ------------
Total Asset-Backed Securities
 (Cost $18,709,769)...................................               18,731,919
                                                                   ------------
CERTIFICATE OF DEPOSIT (1.2%)
BANKS (1.2%)
Mercantile Safe Deposit & Trust Co., Baltimore, MD
 6.30%, due 8/16/99...................................   2,000,000    2,009,400
                                                                   ------------
Total Certificate of Deposit
 (Cost $2,000,000)....................................                2,009,400
                                                                   ------------

--------
+ Percentages indicated are based on Fund net assets.

                                                     PRINCIPAL
                                                      AMOUNT       VALUE

                   -------------------------------------------------------------
BANKS (2.8%)
Banc One Corp.
 7.60%, due 5/1/07................................. $ 2,110,000 $  2,299,119
Capital One Bank
 Series BKNT
 6.375%, due 2/15/03...............................   2,560,000    2,556,262
                                                                ------------
                                                                   4,855,381
                                                                ------------
BROKERAGE (1.8%)
Bear Stearns Companies, Inc. (The)
 6.20%, due 3/30/03................................     620,000      620,930
Lehman Brothers Holdings, Inc.
 6.25%, due 4/1/03.................................     620,000      620,428
Salomon, Smith Barney Holdings Inc.
 6.25%, due 5/15/03................................   1,840,000    1,847,066
                                                                ------------
                                                                   3,088,424
                                                                ------------
COMPUTERS & OFFICE EQUIPMENT (1.5%)
International Business Machines Corp.
 6.50%, due 1/15/28................................   2,520,000    2,526,527
                                                                ------------
ELECTRIC UTILITIES (1.0%)
Public Service Electric & Gas Co.
 Series UU
 6.75%, due 3/1/06.................................   1,675,000    1,725,149
                                                                ------------
FINANCE (1.2%)
EOP Operating LP
 6.50%, due 6/15/04 (a)............................   2,140,000    2,135,206
                                                                ------------
FINANCIAL SERVICES (2.5%)
Conseco, Inc.
 6.40%, due 6/15/11................................   1,680,000    1,677,245
Equitable Companies, Inc. (The)
 7.00%, due 4/1/28.................................     830,000      859,623
Travelers Group, Inc.
 6.625%, due 1/15/28...............................   1,880,000    1,893,348
                                                                ------------
                                                                   4,430,216
                                                                ------------
FOOD, BEVERAGES & TOBACCO (3.4%)
Coca-Cola Enterprises, Inc.
 6.95%, due 11/15/26...............................   2,935,000    3,069,511
Philip Morris Companies, Inc.
 6.15%, due 3/15/10 (d)............................   2,780,000    2,777,498
                                                                ------------
                                                                   5,847,009
                                                                ------------
MEDIA (0.9%)
Time Warner, Inc.
 8.375%, due 7/1/13................................   1,328,000    1,528,090
                                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

CORPORATE BONDS (Continued)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE

                   ------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.8%)
Georgia-Pacific Corp.
 7.25%, due 6/1/28.................................... $ 1,440,000 $  1,466,510
                                                                   ------------
RETAIL (2.5%)
Albertson's, Inc.
 Medium-Term Note
 Series C
 6.625%, due 6/1/28...................................   1,385,000    1,383,989
Federated Department Stores, Inc.
 7.00%, due 2/15/28...................................   1,630,000    1,666,952
Sears Roebuck Acceptance Corp. Medium-Term Note
 Series IV
 6.36%, due 12/4/01...................................   1,360,000    1,371,900
                                                                   ------------
                                                                      4,422,841
                                                                   ------------
SOFTWARE (1.1%)
Computer Associates
 International, Inc.
 6.375%, due 4/15/05 (a)..............................   1,885,000    1,868,978
                                                                   ------------
STEEL, ALUMINUM & OTHER METALS (0.4%)
Carpenter Technology Corp. Medium-Term Note
 Series B
 6.275%, due 4/7/03...................................     635,000      636,340
                                                                   ------------
TELECOMMUNICATION SERVICES (2.0%)
BellSouth Telecommunications Inc.
 6.375%, due 6/1/28...................................   1,625,000    1,619,491
GTE Corp.
 6.94%, due 4/15/28...................................   1,960,000    1,984,500
                                                                   ------------
                                                                      3,603,991
                                                                   ------------
Total Corporate Bonds
 (Cost $37,788,426)...................................               38,134,662
                                                                   ------------
MORTGAGE-BACKED
SECURITIES (8.9%)
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS)
 (5.8%)
First Union-Lehman Brothers
 Bank of America
 Commercial Mortgage Trust
 Series 1998-C2 Class A1
 6.28%, due 6/18/07...................................      14,942       15,042
FMAC Loan Receivable Trust
 Series 1998-BA Class A2
 6.74%, due 11/15/20 (a)..............................   1,235,000    1,252,772
General Motors Acceptance Corp., Commercial
 Mortgage Securities, Inc.
 Series 1998-C1 Class A1
 6.411%, due 11/15/07.................................   1,390,000    1,407,722

                                                        PRINCIPAL
                                                         AMOUNT       VALUE

                   ------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS)
 (Continued)
GS Mortgage Securities Corp. II Series 1998-GL II
 Class A1
 6.312%, due 4/13/31.................................. $ 1,599,146 $  1,611,427
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1998-C2 Class A2 6.39%, due 2/15/30...........   1,015,000    1,024,957
 Series 1998-C1 Class A2
 6.48%, due 11/15/26..................................   1,015,000    1,025,485
 Series 1995-C2 Class A1
 7.0875%, due 6/15/21 (c)(d)..........................   1,797,556    1,828,762
Morgan Stanley Capital I
 Series 1998-WF1 Class A1
 6.25%, due 7/15/07...................................   1,355,305    1,362,380
Mortgage Capital Funding, Inc.
 Series 1998-MC1 Class A1
 6.417%, due 6/18/07..................................     594,078      601,468
                                                                   ------------
                                                                     10,130,015
                                                                   ------------
RESIDENTIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS)
 (3.1%)
Bear Stearns Mortgage
 Securities Inc.
 Series 1996-4 Class AI2
 10.50%, due 9/25/27..................................     331,108      335,764
Residential Asset Securitization Trust
 Series 1997-A3 Class A7
 10.00%, due 5/25/27..................................   1,269,088    1,305,574
 Series 1997-A5 Class A4
 10.00%, due 7/25/27..................................     603,230      616,803
 Series 1997-A8 Class A2
 10.00%, due 10/25/27.................................     755,532      819,752
 Series 1997-A9 Class A8
 10.00%, due 11/26/27.................................   1,137,266    1,181,688
Structured Asset Securities Corp.
 Series 1996-2 Class A1
 7.00%, due 8/25/26...................................   1,163,543    1,168,418
                                                                   ------------
                                                                      5,427,999
                                                                   ------------
Total Mortgage-Backed Securities
 (Cost $15,587,231)...................................               15,558,014
                                                                   ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (49.4%)
FEDERAL AGENCY (COLLATERALIZED MORTGAGE OBLIGATION) (0.6%)
Fannie Mae
 Series 1998-M1 Class A1
 5.96%, due 5/25/07...................................   1,123,458    1,118,694
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

U.S. GOVERNMENT & FEDERAL AGENCIES (Continued)

                                                   PRINCIPAL
                                                    AMOUNT       VALUE

                   -------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.5%)
 5.25%, due 1/15/03.............................. $ 1,560,000 $  1,530,500
 5.625%, due 3/15/01 (e).........................   6,435,000    6,426,442
                                                              ------------
                                                                 7,956,942
                                                              ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH SECURITIES)
 (0.8%)
 6.54%, due 1/1/05...............................   1,395,605    1,432,770
                                                              ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I (MORTGAGE PASS-THROUGH
 SECURITIES) (2.0%)
 8.00%, due 8/19/28 TBA (b)......................   3,315,000    3,434,141
                                                              ------------
UNITED STATES TREASURY BONDS (9.8%)
 6.125%, due 11/15/27............................   2,275,000    2,437,799
 7.625%, due 2/15/25 (e).........................   8,500,000   10,702,010
 8.875%, due 8/15/17.............................   2,844,000    3,877,168
                                                              ------------
                                                                17,016,977
                                                              ------------
UNITED STATES TREASURY NOTES (31.7%)
 5.625%, due 11/30/00 (e)........................  17,260,000   17,297,799
 6.25%, due 2/28/02-2/15/03 (e)..................  13,880,000   14,260,454
 6.625%, due 5/15/07.............................   6,920,000    7,432,495
 7.75%, due 11/30/99.............................   1,890,000    1,946,398
 7.875%, due 11/15/99-11/15/04...................  13,005,000   14,386,026
                                                              ------------
                                                                55,323,172
                                                              ------------
Total U.S. Government &
 Federal Agencies
 (Cost $85,751,739)..............................               86,282,696
                                                              ------------
YANKEE BONDS (5.9%)
CONSUMER FINANCIAL SERVICES (2.0%)
Ford Capital Co. B.V.
 9.50%, due 6/1/10...............................   2,700,000    3,381,858
                                                              ------------
ELECTRIC UTILITIES (0.8%)
United Utilities, PLC
 6.45%, due 4/1/08...............................   1,425,000    1,427,878
                                                              ------------
FINANCE (0.8%)
Fairfax Financial Holdings Ltd.
 6.875%, due 4/15/08.............................   1,450,000    1,446,738
                                                              ------------

                                                    PRINCIPAL
                                                     AMOUNT        VALUE

                   -------------------------------------------------------------
GAS UTILITIES (0.4%)
Camuzzi Gas Pampeana S.A.
 9.25%, due 12/15/01 (a).......................... $   695,000  $    706,148
                                                                ------------
MULTI-INDUSTRIAL (0.8%)
Tyco International Group S.A.
 6.125%, 6/15/01..................................   1,400,000     1,400,868
                                                                ------------
OIL SERVICES (1.1%)
Petroleum Geo-Services ASA
 7.125%, due 3/30/28..............................   1,935,000     1,961,142
                                                                ------------
Total Yankee Bonds
 (Cost $10,267,372)...............................                10,324,632
                                                                ------------
Total Long-Term Investments
 (Cost $170,104,537)..............................               171,041,323
                                                                ------------
SHORT-TERM INVESTMENT (2.9%)
COMMERCIAL PAPER (2.9%)
Prudential Funding Corp.
 5.82%, due 6/30/98...............................   4,950,000     4,950,000
                                                                ------------
Total Short-Term Investment
 (Cost $4,950,000)................................                 4,950,000
                                                                ------------
Total Investments
 (Cost $175,054,537) (f)..........................       100.9%  175,991,323 (g)
Liabilities in Excess of Cash and Other Assets....        (0.9)   (1,484,521)
                                                   -----------  ------------
Net Assets........................................       100.0% $174,506,802
                                                   ===========  ============

--------
(a) May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity date will be determined upon settlement.
(c) Segregated as collateral for TBA.
(d) Floating rate. Rate shown is the rate in effect at June 30, 1998.
(e) Represents securities out on loan or a portion of which is out on loan.
(f) The cost for Federal income tax purposes is $175,075,628.
(g) At June 30, 1998 net unrealized appreciation was $915,695 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,169,053 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $253,358.
 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of June 30, 1998 (Unaudited)           For the six months ended June 30,
                                          1998 (Unaudited)

ASSETS:
 Investment in securities, at value (identified cost
  $175,054,537).................................................. $175,991,323
 Collateral held for securities loaned, at value (Note 6)........   30,630,000
 Receivables:
 Investment securities sold......................................   15,712,193
 Interest........................................................    2,155,528
 Fund shares sold................................................      228,588
                                                                  ------------
   Total assets..................................................  224,717,632
                                                                  ------------
LIABILITIES:
 Securities lending collateral, at value (Note 6)................   30,630,000
 Payables:
 Investment securities purchased.................................   19,338,276
 MainStay Management.............................................       90,408
 Fund shares redeemed............................................       65,946
 Custodian.......................................................       52,360
 Transfer agent..................................................        2,458
 Accrued expenses................................................       31,382
                                                                  ------------
   Total liabilities.............................................   50,210,830
                                                                  ------------
 Net assets...................................................... $174,506,802
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class............................................. $     16,958
 Institutional Service Class.....................................          350
 Additional paid-in capital......................................  177,700,135
 Accumulated undistributed net investment income.................    5,100,630
 Accumulated net realized loss on investments....................   (9,248,057)
 Net unrealized appreciation on investments......................      936,786
                                                                  ------------
 Net assets...................................................... $174,506,802
                                                                  ============
Institutional Class
 Net assets applicable to outstanding shares..................... $170,995,774
                                                                  ============
 Shares of capital stock outstanding.............................   16,957,628
                                                                  ============
 Net asset value per share outstanding........................... $      10.08
                                                                  ============
Institutional Service Class
 Net assets applicable to outstanding shares..................... $  3,511,028
                                                                  ============
 Shares of capital stock outstanding.............................      349,630
                                                                  ============
 Net asset value per share outstanding........................... $      10.04
                                                                  ============

INVESTMENT INCOME:
 Income:
 Interest........................................................... $5,774,030
                                                                     ----------
 Expenses:
 Management.........................................................    669,383
 Professional.......................................................     23,245
 Custodian..........................................................     18,472
 Shareholder communication..........................................     15,375
 Transfer agent.....................................................     14,380
 Registration.......................................................     12,066
 Service............................................................      4,017
 Directors..........................................................      2,173
 Miscellaneous......................................................      7,396
                                                                     ----------
   Total expenses before
    reimbursement...................................................    766,507
 Expense reimbursement from Manager.................................    (93,107)
                                                                     ----------
   Net expenses.....................................................    673,400
                                                                     ----------
 Net investment income..............................................  5,100,630
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments...................................  3,474,263
 Net change in unrealized appreciation on investments............... (1,807,342)
                                                                     ----------
 Net realized and unrealized gain on investments....................  1,666,921
                                                                     ----------
 Net increase in net assets resulting from operations............... $6,767,551
                                                                     ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                        1998          1997
                                                    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
 Net investment income............................. $  5,100,630  $ 11,105,409
 Net realized gain on investments..................    3,474,263     1,673,440
 Net change in unrealized appreciation on
  investments......................................   (1,807,342)    1,794,244
                                                    ------------  ------------
 Net increase in net assets resulting from
  operations.......................................    6,767,551    14,573,093
                                                    ------------  ------------
 Dividends to shareholders:
 From net investment income:
  Institutional Class..............................          --    (10,960,664)
  Institutional Service Class......................          --        (87,118)
                                                    ------------  ------------
   Total dividends to shareholders.................          --    (11,047,782)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................    8,761,973     9,276,484
  Institutional Service Class......................    2,471,473       645,193
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
  Institutional Class..............................          --     10,960,664
  Institutional Service Class......................          --         86,673
                                                    ------------  ------------
                                                      11,233,446    20,969,014
 Cost of shares redeemed:
  Institutional Class..............................  (28,280,519)  (16,896,833)
  Institutional Service Class......................     (590,367)     (826,594)
                                                    ------------  ------------
  Increase (decrease) in net assets derived from
   capital share transactions......................  (17,637,440)    3,245,587
                                                    ------------  ------------
  Net increase (decrease) in net assets............  (10,869,889)    6,770,898
NET ASSETS:
 Beginning of period...............................  185,376,691   178,605,793
                                                    ------------  ------------
 End of period..................................... $174,506,802  $185,376,691
                                                    ============  ============
 Accumulated undistributed net investment income at
  end of period.................................... $  5,100,630  $        --
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                  INSTITUTIONAL
                                                    INSTITUTIONAL    SERVICE
                                                        CLASS         CLASS
                                                    ------------- -------------
                                                            SIX MONTHS
                                                               ENDED
                                                          JUNE 30, 1998*
                                                    ---------------------------

Net asset value at beginning of period.............   $   9.71      $   9.68
                                                      --------      --------
Net investment income..............................       0.25          0.23
Net realized and unrealized gain (loss) on
 investments.......................................       0.12          0.13
                                                      --------      --------
Total from investment operations...................       0.37          0.36
                                                      --------      --------
Less dividends and distributions:
From net investment income.........................        --            --
From net realized gain on investments..............        --            --
In excess of net realized gain on investments......        --            --
                                                      --------      --------
Total dividends and distributions..................        --            --
                                                      --------      --------
Net asset value at end of period...................   $  10.08      $  10.04
                                                      ========      ========
Total investment return(a) ........................       3.81%         3.72%
Ratios (to average net assets)/Supplemental Data:
 Net investment income.............................       5.72%+        5.47%+
 Net expenses......................................       0.75%+        1.00%+
 Expenses (before reimbursement)...................       0.85%+        1.10%+
Portfolio turnover rate............................        217%          217%
Net assets at end of period (in 000's).............   $170,996      $  3,511

--------
 * Unaudited.
 + Annualized.
(a) Total return is not annualized.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

INSTITUTIONAL  INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL   INSTITUTIONAL
    CLASS      SERVICE CLASS     CLASS     SERVICE CLASS     CLASS     SERVICE CLASS       CLASS
-------------  ------------- ------------- ------------- ------------- ------------- -------------------
                                       YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------------------------------
           1997                         1996                        1995               1994       1993
---------------------------- --------------------------- --------------------------- --------   --------

  $   9.51       $   9.49      $   9.85      $   9.83      $   8.93      $   8.93    $   9.98   $  11.08
  --------       --------      --------      --------      --------      --------    --------   --------
      0.61           0.59          0.62          0.60          0.68          0.67        0.72       0.74
      0.20           0.19         (0.34)        (0.34)         0.92          0.90       (1.05)      0.26
  --------       --------      --------      --------      --------      --------    --------   --------
      0.81           0.78          0.28          0.26          1.60          1.57       (0.33)      1.00
  --------       --------      --------      --------      --------      --------    --------   --------
     (0.61)         (0.59)        (0.62)        (0.60)        (0.68)        (0.67)      (0.72)     (1.35)
       --             --            --            --            --            --          --       (0.65)
       --             --            --            --            --            --          --       (0.10)
  --------       --------      --------      --------      --------      --------    --------   --------
     (0.61)         (0.59)        (0.62)        (0.60)        (0.68)        (0.67)      (0.72)     (2.10)
  --------       --------      --------      --------      --------      --------    --------   --------
  $   9.71       $   9.68      $   9.51      $   9.49      $   9.85      $   9.83    $   8.93   $   9.98
  ========       ========      ========      ========      ========      ========    ========   ========
      8.57%          8.21%         2.80%         2.62%        17.88%        17.55%      (3.31%)     9.74%
      6.21%          5.96%         6.10%         5.85%         6.62%         6.37%       7.13%      6.86%
      0.75%          1.00%         0.75%         1.00%         0.75%         1.00%       0.75%      0.70%
      0.85%          1.10%         0.86%         1.11%         0.86%         1.11%       0.82%      0.84%
       338%           338%          398%          398%          470%          470%        478%       567%
  $183,846       $  1,531      $177,009      $  1,597      $193,518      $    749    $202,970   $219,834

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
================================================================================

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o The U.S. economy continued to expand in a favorable environment of solid growth, modest inflation, and low interest rates.

o Consumer confidence soared, employment rates reached highs not seen in nearly three decades, and commodity prices generally declined.

o Concerned that taking action might exacerbate problems in Asia, the Federal Reserve Board refrained from raising interest rates.

o The 30-year Treasury bond traded at its lowest yield since it was first offered more than twenty years ago.

o The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index* returned 3.96% for the first half of 1998.

================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o One-year total returns of 10.04% and 9.68% for Institutional Class and Service Class shares, respectively, as of 6/30/98.

o The Fund closely tracked the performance of the Salomon Smith Barney Broad Investment Grade Bond Index.

o Institutional Class shares outperformed and Service Class shares slightly underperformed the average Lipper+ general U.S. government fund, which returned 3.62% for the six months ended 6/30/98.


During the first half of 1998, domestic bond markets were influenced by solid economic growth, low inflation, high employment, strong consumer confidence, and declining commodity prices. With modest inflation and widespread concern that any Federal Reserve Board action might exacerbate problems in Asian economies, the Federal Reserve Board did not overtly move to influence the direction of interest rates. During June, however, 30-year Treasury bond yields dropped to their lowest levels since the securities were first introduced over twenty years ago.

In this general context, the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index returned 3.96% for the first six months of 1998. The Treasury sector led the way, returning 4.22%. The corporate bond sector returned 4.18%, and mortgage-backed securities returned 3.37%. As of June 30, the average life of the bonds in the Index was about 8.4 years and effective duration was about 4.5 years.


--------------------------------------------------------------------------------
Inflation An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Federal Reserve Board The seven-member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, bank regulations, the discount rate, tightens or loosens the availability of credit in the economy, and regulates the purchase of securities on margin.
--------------------------------------------------------------------------------

================================================================================
* The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered representative of the U.S. bond market.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

Given this context, how did the MainStay Institutional Indexed Bond Fund perform in the first six months of 1998?

For the six months ended 6/30/98, the MainStay Institutional Indexed Bond Fund returned 3.72% and 3.54% for Institutional Class shares and Service Class shares, respectively. Institutional Class shares outperformed and Service Class shares slightly underperformed the average Lipper general U.S. government fund, which returned 3.62% for the first half of 1998. Both share classes underperformed the Salomon Smith Barney Broad Investment Grade Bond Index, which returned 3.96% over the same period.

Why did the Fund underperform the Index?

The Fund seeks to track the Salomon Smith Barney Broad Investment Grade Bond Index. However, the Fund faces fees and expenses that do not apply to the Index, which account for the bulk of the Fund's underperformance. The Fund also has to account for the timing and amount of new investments and redemptions, which the Index does not. This may result in tracking differences.

During the reporting period, what were the most significant factors that influenced the bond market's performance?

In general, the bond markets were focused on the Federal Reserve Board, which seeks to balance economic growth and inflation concerns. Typically, the Federal Reserve Board seeks to head off inflation by slowing the economy before price pressure has an opportunity to mount. During 1998, however, inflationary pressure has been negligible, with consumer and producer prices remaining in check. Given this backdrop and concerns that increasing rates might strengthen the dollar and compound Asia's economic difficulties, the Federal Reserve Board has remained on the sidelines.

During the reporting period, which sectors contributed most positively to the Fund's performance?

The Treasury sector was the best-performing segment of the Index returning 4.22%. Declining yields, particularly among longer-term Treasuries, helped move prices higher in June. Treasuries and government-sponsored bonds accounted for 48% of the Index on June 30, 1998.

Which sector performed the worst and why?

Mortgage-backed securities were the worst-performing sector, returning 3.37% for the first half of 1998. As yields declined, prepayments caused mortgage-backed bonds to underperform bonds in general. The mortgage sector accounted for 30% of the Salomon Smith Barney Broad Investment Grade Index on June 30, 1998.

What is your outlook for the second half of 1998 and beyond?

With signs that the economy is slowing and inflation will remain in check, we believe the Federal Reserve may remain on the sidelines. In our opinion, the impact of the General Motors strike and weaker corporate earnings that may result from the Asian crisis may provide a favorable environment for bond investors. Unless the Federal Reserve Board changes its target rate, we believe interest rates may remain stable or decline slightly.


--------------------------------------------------------------------------------
Yield The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

Mortgage-backed securities Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).
--------------------------------------------------------------------------------

================================================================================

Of course, the Federal Reserve Board will continue to monitor domestic economic growth closely. But regardless of what happens to interest rates or bond prices, we will continue to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Salomon Smith Barney Broad Investment Grade Bond Index.

James A. Mehling, CFA
Portfolio Manager







================================================================================
Past performance is no guarantee of future results.

                                   [GRAPHIC]

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                 INDEXED BOND FUND VS SALOMON BROTHERS BIG INDEX

                           INSTITUTIONAL CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

                    Indexed Bond Fund
   Year             Institutional            Salomon Brothers BIG Index
   ----             -----------------        --------------------------
1/2/91              10,000                   10,000
91                  11,470                   11,599
92                  12,283                   12,477
93                  13,467                   13,716
94                  13,003                   13,326
95                  15,354                   15,794
96                  15,745                   16,365
97                  17,164                   17,940
6/30/98             17,803                   18,650

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                 INDEXED BOND FUND VS SALOMON BROTHERS BIG INDEX

                              SERVICE CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================


   Year           Indexed Bond Fund Service  Salomon Brothers BIG Index
   ----           -------------------------  --------------------------

1/2/91              10,000                   10,000
91                  11,470                   11,599
92                  12,283                   12,477
93                  13,467                   13,716
94                  13,003                   13,326
95                  15,341                   15,794
96                  15,699                   16,365
97                  17,073                   17,940
6/30/98             17,677                   18,650

o Indexed Bond Fund -- Salomon Brothers BIG Index
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 1/2/91.

                                              Total Return*                     SEC Average Annual Total Return*
PERFORMANCE                                 as of June 30, 1998                         as of June 30, 1998
-------------------------------------------------------------------------------------------------------------------------
                                               Year to Date                   One Year      Five Year    Since Inception
-------------------------------------------------------------------------------------------------------------------------
Indexed Bond Fund Institutional Class             3.72%                        10.04%         6.28%          7.99%
Indexed Bond Fund Service Class+                  3.54%                         9.68%         6.13%          7.89%
Average Lipper General U.S. Government Fund       3.62%                        10.17%         5.72%          7.52%
Salomon Brothers BIG Bond Index                   3.96%                        10.59%         6.90%          8.66%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                            Instutional Class Shares

                                             Total Return
     Year end                                     %*
     --------                                ------------
       1991                                     14.70
       1992                                      7.09
       1993                                      9.64
       1994                                     (3.44)
       1995                                     18.07
       1996                                      2.55
       1997                                      9.01
       1998 (as of 6/30/98)                      3.72


QUALITY BREAKDOWN++
(% of bonds as of June 30, 1998)
--------------------------------------------------------------------------------
Government/Agency                                                         74.42%
AAA                                                                        4.37%
AA                                                                         3.78%
A                                                                         11.28%
BBB                                                                        6.15%
                                                                         ------
                                                                         100.00%


================================================================================
PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1998)

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government & Federal Agencies                                    74.10%
Domestic Bonds                                                        19.92%
Foreign & Other Bonds                                                  4.62%
Cash, Equivalents & Other Assets                                       1.36%(S)

================================================================================

================================================================================
TOP 10 HOLDINGS
(% of net assets as of June 30, 1998)

--------------------------------------------------------------------------------

 1. US Treasury Note, 10/31/01, 6.25%                                      3.43%
 2. Federal Home Loan Bank, 8/25/99, 8.60%                                 2.35%
 3. Orion Capital Trust I, 1/1/37, 8.73%                                   2.18%
 4. Cox Communications, 11/15/02, 6.50%                                    2.15%
 5. Donaldson, Lufkin & Jenrette, 11/1/05, 6.875%                          2.00%
 6. US Treasury Note, 4/30/01, 6.25%                                       1.91%
 7. AT&T Corp., 12/1/31, 8.625%                                            1.79%
 8. US Treasury Note, 11/15/01, 7.50%                                      1.64%
 9. FNCL, 2/1/28, 6.50%                                                    1.63%
10. Tennessee Valley Authority, 6/15/44, 7.85%                             1.52%

================================================================================

================================================================================
TOP 5 INDUSTRY HOLDINGS
(% of net assets as of June 30, 1998)

--------------------------------------------------------------------------------

1. US Government & Federal Agencies                                       74.10%
2. Finance                                                                 5.19%
3. Banks                                                                   4.58%
4. Telecommunications Services                                             3.95%
5. Retail-General Merchandise                                              1.25%

Average Maturity                                                      14.9 years
(as of 6/30/98)

--------------------------------------------------------------------------------

================================================================================

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

     Unlike other funds which generally seek to "beat" the market, index funds seek to track their respective indices.

++ Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

(S)  Adjusted for liabilities.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

LONG-TERM INVESTMENTS (97.7%)+
CORPORATE BONDS (19.9%)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE

                   ------------------------------------------------------------
AUTOMOTIVE RENTALS (0.5%)
Hertz Corp.
 7.00%, due 7/15/03................................... $   700,000 $    719,250
                                                                   ------------
BANKS (1.5%)
First Union Corp.
 8.77%, due 11/15/04..................................   1,000,000    1,038,750
Inter-American Development Bank
 6.80%, due 10/15/25..................................   1,200,000    1,308,000
                                                                   ------------
                                                                      2,346,750
                                                                   ------------
CHEMICALS (0.6%)
DuPont (E.I.) de Nemours & Co.
 8.125%, due 3/15/04..................................     800,000      884,000
                                                                   ------------
COMPUTERS & OFFICE EQUIPMENT (0.8%)
Xerox Corp.
 5.91%, due 4/1/37....................................   1,250,000    1,256,250
                                                                   ------------
CONSUMER FINANCIAL SERVICES (0.7%)
General Motors Acceptance Corp.
 8.40%, due 10/15/99..................................     500,000      515,555
KFW International Finance, Inc.
 9.125%, due 5/15/01..................................     500,000      541,250
                                                                   ------------
                                                                      1,056,805
                                                                   ------------
ENTERTAINMENT (0.4%)
Walt Disney Co. (The)
 6.75%, due 3/30/06...................................     600,000      626,250
                                                                   ------------
FINANCE (5.2%)
Commercial Credit Co.
 8.70%, due 6/15/10...................................     450,000      548,437
Donaldson, Lufkin & Jenrette Securities Corp.
 6.875%, due 11/1/05..................................   3,000,000    3,105,000
Finova Capital Corp.
 6.19%, due 10/22/99..................................   1,000,000    1,000,860
Orion Capital Trust I
 8.73%, due 1/1/37....................................   3,000,000    3,378,750
                                                                   ------------
                                                                      8,033,047
                                                                   ------------
FOOD, BEVERAGES & TOBACCO (0.4%)
Coca-Cola Enterprises, Inc.
 8.50%, due 2/1/22....................................     500,000      610,625
                                                                   ------------
INDUSTRIAL (0.9%)
USA Waste Services, Inc.
 7.00%, due 10/1/04...................................   1,300,000    1,350,375
                                                                   ------------
MACHINERY (0.4%)
Caterpillar, Inc.
 9.00%, due 4/15/06...................................     500,000      587,500
                                                                   ------------

--------
+ Percentages indicated are based on Fund net assets.

                                                        PRINCIPAL
                                                         AMOUNT       VALUE

                   ------------------------------------------------------------
OIL & GAS (0.3%)
Texaco Capital, Inc.
 9.75%, due 3/15/20................................... $   350,000 $    479,500
                                                                   ------------
PAPER & FOREST PRODUCTS (0.4%)
Scott Paper Co.
 7.00%, due 8/15/23...................................     650,000      680,875
                                                                   ------------
RETAIL--GENERAL MERCHANDISE (1.3%)
Limited, Inc.
 7.50%, due 3/15/23...................................   1,900,000    1,930,875
                                                                   ------------
STEEL (0.7%)
USX Corp.
 7.20%, due 2/15/04...................................   1,100,000    1,144,000
                                                                   ------------
TELECOMMUNICATION SERVICES (3.9%)
AT&T Corp.
 8.625%, due 12/1/31..................................   2,500,000    2,778,125
Cox Communications, Inc.
 6.50%, due 11/15/02..................................   3,300,000    3,333,000
                                                                   ------------
                                                                      6,111,125
                                                                   ------------
UTILITIES--ELECTRIC (1.2%)
Pennsylvania Power & Light Co.
 7.30%, due 3/1/24....................................   1,000,000    1,030,000
Texas Utility Electric Co.
 8.25%, due 4/1/04....................................     800,000      880,000
                                                                   ------------
                                                                      1,910,000
                                                                   ------------
UTILITIES--TELEPHONE (0.7%)
United Telecommunication, Inc.
 9.50%, due 4/1/03....................................   1,000,000    1,136,250
                                                                   ------------
Total Corporate Bonds
 (Cost $29,688,873)...................................               30,863,477
                                                                   ------------

INTERNATIONAL
CORPORATE BONDS (2.6%)

BANKS (2.6%)
ABN Amro Bank, NV
 Chicago Branch
 7.55%, due 6/28/06...................................     800,000      867,000
Bayerische Landesbank Girozentrale
 New York Branch
 6.20%, due 2/9/06....................................   1,900,000    1,902,375
International Bank for Reconstruction & Development
 7.12%, due 9/27/99...................................   1,200,000    1,219,500
                                                                   ------------
Total International
 Corporate Bonds
 (Cost $3,848,847)....................................                3,988,875
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

U.S. GOVERNMENT & FEDERAL AGENCIES (73.1%)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE

                   ------------------------------------------------------------
FEDERAL HOME LOAN BANK (2.3%)
 8.60%, due 8/25/99................................... $ 3,525,000 $  3,638,752
                                                                   ------------
FEDERAL HOME LOAN BANK
 (MEDIUM-TERM LOAN) (1.0%)
 8.00%, due 9/11/01...................................   1,400,000    1,493,072
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (MORTGAGE PASS-THROUGH SECURITIES)
 (8.6%)
 6.00%, due 9/1/02-10/1/02............................   1,915,921    1,917,118
 6.50%, due 10/1/01-3/1/27............................   3,524,158    3,532,089
 7.00%, due 8/1/03-12/1/27............................   4,721,408    4,795,758
 7.50%, due 9/1/11-3/1/27.............................   2,354,031    2,414,953
 8.00%, due 7/1/26....................................     659,733      682,206
                                                                   ------------
                                                                     13,342,124
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.6%)
 (zero coupon), due 7/5/14............................   2,500,000      979,275
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MEDIUM-TERM NOTE) (0.3%)
 5.83%, due 12/10/99..................................     500,000      501,000
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH SECURITIES)
 (16.1%)
 5.50%, due 3/1/05....................................   1,196,484    1,172,554
 6.50%, due 7/1/03-2/1/28.............................   6,463,598    6,464,990
 7.00%, due 5/1/11-11/1/26............................   3,706,989    3,765,191
 7.50%, due 11/1/26-1/1/28............................   2,293,070    2,353,263
 8.00%, due 7/1/07-4/1/27.............................   8,163,491    8,451,755
 9.50%, due 3/1/16-9/1/19.............................   2,548,996    2,719,460
                                                                   ------------
                                                                     24,927,213
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I (MORTGAGE PASS-THROUGH SECURITIES)
 (6.3%)
 7.00%, due 3/15/07-12/15/27..........................   2,704,316    2,755,223
 7.50%, due 8/15/08-11/15/26..........................   2,563,009    2,637,204
 8.00%, due 6/15/26-9/15/27...........................   2,959,728    3,067,018
 8.50%, due 7/15/26-11/15/26..........................   1,179,942    1,244,470
                                                                   ------------
                                                                      9,703,915
                                                                   ------------
PRIVATE EXPORT FUNDING CORP. (0.7%)
 8.35%, due 1/31/01...................................   1,000,000    1,062,500
                                                                   ------------
TENNESSEE VALLEY AUTHORITY (1.5%)
Power Board 1994 Series A
 7.85%, due 6/15/44...................................   2,200,000    2,359,500
                                                                   ------------
UNITED STATES TREASURY BONDS (15.6%)
 6.00%, due 2/15/26...................................     500,000      520,390
 6.125%, due 11/15/27.................................   1,100,000    1,178,661
 6.25%, due 8/15/23...................................     700,000      749,609
 6.625%, due 2/15/27..................................   1,100,000    1,241,988
 6.875%, due 8/15/25..................................     500,000      578,730
 7.125%, due 2/15/23..................................     600,000      709,296

                                                     PRINCIPAL
                                                      AMOUNT       VALUE

                   -------------------------------------------------------------
UNITED STATES TREASURY BONDS (Continued)
 7.25%, due 5/15/16................................ $   500,000 $    585,185
 7.50%, due 11/15/16-11/15/24......................   1,200,000    1,456,084
 7.625%, due 11/15/22-2/15/25......................     800,000    1,001,232
 8.00%, due 11/15/21 (a)...........................   1,000,000    1,288,090
 8.125%, due 8/15/19-5/15/21.......................   1,300,000    1,684,034
 8.50%, due 2/15/20................................     400,000      535,460
 8.75%, due 5/15/17-8/15/20........................   1,500,000    2,046,815
 8.875%, due 2/15/19...............................     600,000      826,152
 9.375%, due 2/15/06...............................     530,000      654,221
 9.875%, due 11/15/15..............................     600,000      873,480
 10.375%, due 11/15/12.............................     500,000      669,270
 11.25%, due 2/15/15...............................     400,000      640,320
 11.75%, due 2/15/01...............................   1,700,000    1,959,080
 11.875%, due 11/15/03.............................     500,000      644,255
 12.00%, due 8/15/13...............................     500,000      740,845
 12.75%, due 11/15/10..............................     400,000      569,296
 13.125%, due 5/15/01..............................   1,000,000    1,201,060
 13.375%, due 8/15/01..............................   1,200,000    1,466,376
 14.25%, due 2/15/02...............................     300,000      384,648
                                                                ------------
                                                                  24,204,577
                                                                ------------
UNITED STATES TREASURY NOTES (17.7%)
 5.75%, due 10/31/00-8/15/03.......................   2,200,000    2,219,308
 6.125%, due 9/30/00-8/15/07.......................   2,100,000    2,164,638
 6.25%, due 4/30/01-2/15/03........................   9,200,000    9,390,280
 6.375%, due 3/31/01-
  8/15/02 (a)......................................   1,500,000    1,540,520
 6.50%, due 10/15/06...............................   1,200,000    1,273,212
 6.75%, due 4/30/00................................     700,000      714,602
 6.875%, due 3/31/00...............................   1,600,000    1,635,232
 7.50%, due 10/31/99-2/15/05.......................   5,350,000    5,643,643
 7.75%, due 2/15/01................................     500,000      526,575
 7.875%, due 11/15/99..............................   1,000,000    1,030,610
 8.50%, due 2/15/00................................   1,200,000    1,254,444
                                                                ------------
                                                                  27,393,064
                                                                ------------
UNITED STATES TREASURY NOTES
 (SECURED STRIPPED BONDS) (2.4%)
 (zero coupon), due 2/15/01........................   1,000,000      868,710
 (zero coupon), due 2/15/05........................   2,500,000    1,743,150
 (zero coupon), due 5/15/10........................   1,500,000      771,450
 (zero coupon), due 2/15/27........................   1,500,000      303,585
                                                                ------------
                                                                   3,686,895
                                                                ------------
Total U.S. Government & Federal Agencies
 (Cost $109,834,733)...............................              113,291,887 (b)
                                                                ------------

YANKEE BONDS (2.1%)

BANKS (0.5%)
ANZ Banking Group, Ltd.
 7.55%, due 9/15/06................................     700,000      762,125
                                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

YANKEE BONDS (Continued)                  FUTURES CONTRACTS (0.0%) (c)

                                                    PRINCIPAL
                                                     AMOUNT        VALUE

                   -------------------------------------------------------------
CONSUMER FINANCIAL SERVICES (0.4%)
Japan Financial Corp.
 8.70%, due 7/30/01............................... $   600,000  $    647,250
                                                                ------------
FOREIGN GOVERNMENT (0.8%)
Ontario Hydro
 7.45%, due 3/31/13...............................     500,000       556,250
Quebec (Province of)
 7.50%, due 7/15/23...............................     600,000       672,750
                                                                ------------
                                                                   1,229,000
                                                                ------------
UTILITIES--TELEPHONE (0.4%)
Northern Telecom
 8.75%, due 6/12/01...............................     500,000       536,875
                                                                ------------
Total Yankee Bonds
 (Cost $2,905,899)................................                 3,175,250
                                                                ------------
Total Long-Term Investments
 (Cost $146,278,352)..............................               151,319,489
                                                                ------------

SHORT-TERM
INVESTMENTS (0.9%)

U.S. GOVERNMENT (0.9%)
United States Treasury Bills
 4.81%, due 8/13/98 (a)...........................     400,000       397,685
 4.86%, due 8/6/98 (a)............................   1,000,000       995,150
 4.87%, due 8/13/98 (a)...........................     100,000        99,419
                                                                ------------
Total Short-Term Investments
 (Cost $1,492,261)................................                 1,492,254
                                                                ------------
Total Investments
 (Cost $147,770,613) (e)..........................        98.6%  152,811,743 (f)
Cash and Other Assets,
 Less Liabilities.................................         1.4     2,095,300
                                                   -----------  ------------
Net Assets........................................       100.0% $154,907,043
                                                   ===========  ============

                                                     CONTRACTS     UNREALIZED
                                                       LONG     APPRECIATION (D)

                  --------------------------------------------------------------
United States Treasury Note
 September 1998 (5 Year)...........................           6   $      1,159
United States Treasury Note
 September 1998 (10 Year)..........................           4          1,272
United States Treasury Bond
 September 1998 (30 Year)..........................           3          1,189
                                                                  ------------
Total Futures Contracts............................
 (Settlement Value $1,484,281).....................               $      3,620
                                                                  ============

--------
(a) Segregated or partially segregated as collateral for futures contracts.
(b) The combined market value of U.S. Government and Federal Agencies Investments and the value of securities purchased under U.S. Treasury futures contracts represents 74.09% of net assets.
(c) Less than one tenth of a percent.
(d) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 1998.
(e) The cost stated also represents the aggregate cost for Federal income tax purposes.
(f) At June 30, 1998 net unrealized appreciation was $5,041,130, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,578,658 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $537,528.
 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INDEXED BOND FUND
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of June 30, 1998 (Unaudited)           For the six months ended June 30,
                                          1998 (Unaudited)

ASSETS:
 Investment in securities, at value (identified cost
  $147,770,613).................................................. $152,811,743
 Cash............................................................       71,975
 Receivables:
 Interest........................................................    2,063,207
 Fund shares sold................................................    1,142,705
 Variation margin receivable on futures contracts................        2,709
                                                                  ------------
   Total assets..................................................  156,092,339
                                                                  ------------
LIABILITIES:
 Payables:
 Investment securities purchased.................................    1,094,408
 MainStay Management.............................................       46,432
 Custodian.......................................................       13,560
 Transfer agent..................................................        2,242
 Accrued expenses................................................       28,654
                                                                  ------------
   Total liabilities.............................................    1,185,296
                                                                  ------------
 Net assets...................................................... $154,907,043
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class............................................. $     13,581
 Institutional Service Class.....................................          327
 Additional paid-in capital......................................  147,032,901
 Accumulated undistributed net investment income.................    4,605,729
 Accumulated net realized loss on investments....................   (1,790,245)
 Net unrealized appreciation on investments......................    5,044,750
                                                                  ------------
 Net assets...................................................... $154,907,043
                                                                  ============
Institutional Class
 Net assets applicable to outstanding shares..................... $151,268,918
                                                                  ============
 Shares of capital stock outstanding.............................   13,581,299
                                                                  ============
 Net asset value per share outstanding........................... $      11.14
                                                                  ============
Institutional Service Class
 Net assets applicable to outstanding shares..................... $  3,638,125
                                                                  ============
 Shares of capital stock outstanding.............................      327,051
                                                                  ============
 Net asset value per share outstanding........................... $      11.12
                                                                  ============

INVESTMENT INCOME:
 Income:
 Interest........................................................... $4,961,370
                                                                     ----------
 Expenses:
 Management.........................................................    354,315
 Professional.......................................................     20,751
 Custodian..........................................................     16,626
 Registration.......................................................     14,837
 Transfer agent.....................................................     13,722
 Shareholder communication..........................................     11,039
 Pricing Service....................................................      9,466
 Service............................................................      4,147
 Directors..........................................................      1,573
 Miscellaneous......................................................      7,055
                                                                     ----------
   Total expenses before
    reimbursement...................................................    453,531
 Expense reimbursement from Manager.................................    (95,070)
                                                                     ----------
   Net expenses.....................................................    358,461
                                                                     ----------
 Net investment income..............................................  4,602,909
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
 Security transactions..............................................     21,932
 Futures transactions...............................................   (210,242)
                                                                     ----------
 Net realized loss on investments...................................   (188,310)
                                                                     ----------
 Net change in unrealized appreciation on investments:
 Security transactions..............................................    807,565
 Futures transactions...............................................      4,312
                                                                     ----------
 Net unrealized gain on investments.................................    811,877
                                                                     ----------
 Net realized and unrealized gain on investments....................    623,567
                                                                     ----------
 Net increase in net assets resulting from operations............... $5,226,476
                                                                     ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                        1998          1997
                                                    ------------  ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income............................. $  4,602,909  $  7,845,428
 Net realized loss on investments..................     (188,310)     (147,749)
 Net change in unrealized appreciation on invest-
  ments............................................      811,877     2,570,186
                                                    ------------  ------------
 Net increase in net assets resulting from opera-
  tions............................................    5,226,476    10,267,865
                                                    ------------  ------------
 Dividends to shareholders:
 From net investment income:
  Institutional Class..............................          --     (7,646,229)
  Institutional Service Class......................          --       (184,643)
                                                    ------------  ------------
   Total dividends to shareholders.................                 (7,830,872)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................   41,421,721    26,987,386
  Institutional Service Class......................      864,545     1,425,561
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
  Institutional Class..............................          --      7,626,166
  Institutional Service Class......................          --        184,643
                                                    ------------  ------------
                                                      42,286,266    36,223,756
 Cost of shares redeemed:
  Institutional Class..............................  (13,184,283)  (28,549,926)
  Institutional Service Class......................     (357,958)   (1,420,783)
                                                    ------------  ------------
  Increase in net assets derived from capital
   share transactions..............................   28,744,025     6,253,047
                                                    ------------  ------------
  Net increase in net assets.......................   33,970,501     8,690,040
NET ASSETS:
 Beginning of period...............................  120,936,542   112,246,502
                                                    ------------  ------------
 End of period..................................... $154,907,043  $120,936,542
                                                    ============  ============
 Accumulated undistributed net investment income at
  end of period.................................... $  4,605,729  $      2,820
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INDEXED BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                  INSTITUTIONAL
                                                    INSTITUTIONAL    SERVICE
                                                        CLASS         CLASS
                                                    ------------- -------------
                                                            SIX MONTHS
                                                               ENDED
                                                          JUNE 30, 1998*
                                                    ---------------------------
Net asset value at beginning of period.............   $  10.74       $10.74
                                                      --------       ------
Net investment income..............................       0.32         0.30
Net realized and unrealized gain (loss) on
 investments.......................................       0.08         0.08
                                                      --------       ------
Total from investment operations...................       0.40         0.38
                                                      --------       ------
Less dividends and distributions:
From net investment income.........................        --           --
From net realized gain on investments..............        --           --
In excess of net realized gain on investments......        --           --
                                                      --------       ------
Total dividends and distributions..................        --           --
                                                      --------       ------
Net asset value at end of period...................   $  11.14       $11.12
                                                      ========       ======
Total investment return(a).........................       3.72%        3.54%
Ratios (to average net assets)/Supplemental Data:
 Net investment income.............................       6.50%+       6.25%+
 Net expenses......................................       0.50%+       0.75%+
 Expenses (before reimbursement)...................       0.63%+       0.88%+
Portfolio turnover rate............................          8%           8%
Net assets at end of period (in 000's).............   $151,269       $3,638

--------
 *  Unaudited.
 +  Annualized.
(a)  Total return is not annualized.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

               INSTITUTIONAL               INSTITUTIONAL               INSTITUTIONAL
INSTITUTIONAL     SERVICE    INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
    CLASS          CLASS         CLASS         CLASS         CLASS         CLASS     INSTITUTIONAL CLASS
-------------  ------------- ------------- ------------- ------------- ------------- ---------------------
                                        YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------------------
           1997                         1996                        1995               1994        1993
---------------------------- --------------------------- --------------------------- ---------   ---------

  $  10.52       $  10.52      $  10.99      $  10.99      $  10.06      $  10.06    $   11.08   $   11.65
  --------       --------      --------      --------      --------      --------    ---------   ---------
      0.73           0.70          0.76          0.74          0.82          0.81         0.65        0.67
      0.22           0.22         (0.48)        (0.48)         1.00          1.00        (1.03)       0.38
  --------       --------      --------      --------      --------      --------    ---------   ---------
      0.95           0.92          0.28          0.26          1.82          1.81        (0.38)       1.05
  --------       --------      --------      --------      --------      --------    ---------   ---------
     (0.73)         (0.70)        (0.75)        (0.73)        (0.82)        (0.81)       (0.64)      (1.46)
       --             --            --            --          (0.07)        (0.07)         --        (0.15)
       --             --            --            --            --            --           --        (0.01)
  --------       --------      --------      --------      --------      --------    ---------   ---------
     (0.73)         (0.70)        (0.75)        (0.73)        (0.89)        (0.88)       (0.64)      (1.62)
  --------       --------      --------      --------      --------      --------    ---------   ---------
  $  10.74       $  10.74      $  10.52      $  10.52      $  10.99      $  10.99    $   10.06   $   11.08
  ========       ========      ========      ========      ========      ========    =========   =========
      9.01%          8.75%         2.55%         2.34%        18.07%        17.97%       (3.44%)      9.64%
      6.60%          6.35%         6.21%         5.96%         6.38%         6.13%        6.13%       6.19%
      0.50%          0.75%         0.50%         0.75%         0.50%         0.75%        0.50%       0.45%
      0.65%          0.90%         0.65%         0.90%         0.63%         0.88%        0.61%       0.61%
        32%            32%          312%          312%          284%          284%         274%        213%
  $117,922       $  3,015      $109,482      $  2,764      $163,219      $    471    $ 169,404   $ 159,792

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND

================================================================================


================================================================================
               MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o Difficulties in several Asian markets caused liquidity concerns, sending bond investors to other established markets.

o The dollar's strength against other major currencies increased the importance of currency hedging for U.S. investors, especially with respect to Asian currencies.

o With price and yield convergence within European Monetary Union countries, bond investors sought diversification in Sweden, Denmark, the United Kingdom, and the dollar bloc.

o Bonds in Japan, Australia, New Zealand, and several emerging markets underperformed, while European and other dollar-bloc bonds generally performed well.


================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o One-year total returns of 5.23% and 4.97% for Institutional Class and Service Class shares, respectively, as of 6/30/98.

o The Fund invested primarily in Europe, seeking diversification both within and outside European Monetary Union countries as well as within dollar-bloc countries.

o Canadian bonds contributed positively to the Fund's performance, while some South African, Mexican, and New Zealand bonds negatively impacted performance.

o Both share classes outperformed the average Lipper* international income fund, which returned 2.78% for the first half of 1998.


In the first six months of 1998, international bond markets were influenced by a number of factors. Liquidity concerns that grew out of relative weakness in the currencies of Japan, Taiwan, and other Asian countries spread to Russia, Latin America, South Africa, and other emerging markets. With economic setbacks in these regions, demand for their bonds declined, with investments flowing into Europe, the United States, and established dollar-bloc nations, such as Canada and Australia.

Advancements toward European Monetary Union (EMU) caused the bonds of participating nations to converge in price and yield, reducing opportunities for diversification and yield advantages in core European countries. As a result, the bonds of Sweden, Denmark, and the United Kingdom, which are not yet participating in EMU, became attractive diversification candidates.

Throughout the reporting period, the dollar strengthened against most major currencies, increasing the risk of unhedged positions for U.S. investors.


--------------------------------------------------------------------------------
Emerging markets Countries with smaller or more recently established capital markets.

Dollar bloc Major markets, including Canada, Australia, New Zealand, Hong Kong, and others, whose currencies are tied to the U.S. dollar and tend to move in the same general direction as the U.S. dollar relative to other currencies.

European Monetary Union A proposed system that would allow participating European countries to operate with a common currency or monetary unit.
--------------------------------------------------------------------------------


================================================================================
* Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

Given this context, how did the MainStay Institutional International Bond Fund perform in the first six months of 1998?

For the six months ended 6/30/98, the MainStay Institutional International Bond Fund returned 3.28% and 3.20% for Institutional Class shares and Service Class shares, respectively. Both share classes outperformed the average Lipper international income fund, which returned 2.78% for the first half of 1998.

What was the principal reason why the Fund outperformed its peers?

Late in 1997, we saw the difficulties in Japanese and Asian markets and generally avoided their bonds. Instead, we focused the Fund's investments primarily in European countries including Italy, Sweden, France, Germany, and dollar-bloc nations such as Canada and Australia. We generally avoided currency exposure during the first six months of 1998. Both decisions had a positive impact on the Fund's performance.

Where did the Fund invest in Europe?

The Fund had diversified exposure throughout Europe, with investments in most EMU countries. As prices, yields, and returns began to converge in these nations, however, the Fund sought diversification in bonds of non-EMU countries, including Sweden, Denmark, and the United Kingdom.

How did the Fund's European investments perform?

Generally, they performed well. Among the many EMU nations, France returned 5.0%, Germany 4.6%, and Austria 4.6%, all in local terms, during the first half of the year. Outside the EMU, Sweden returned 7.4%, Denmark 5.2%, and the U.K. 5.9% in local terms.

How did those returns translate into U.S. dollars?

The results varied, depending on the level of hedging the Fund employed in various countries. As the dollar strengthened against local currencies, the returns on some unhedged positions were negatively impacted, but the level of currency exposure wasn't a major factor in the Fund's overall performance.

What securities did you select for the Fund in Sweden?

We bought 10-year Swedish government bonds for their attractive valuations and to add diversification to the Fund's holdings. During the reporting period the Swedish economy was strong, with low inflation and the central bank moving rates lower. As a result, the bonds were significant positive contributors to the Fund's performance.

What bonds appealed to you in Denmark?

We purchased Danish mortgage bonds for the Fund for their liquidity, higher yield potential, and quality. Unfortunately, the bonds we chose underperformed as interest rates declined. Even so, we think they have underlying value and at the end of the first half of the year, we intended to continue to hold them in the Fund's portfolio.


--------------------------------------------------------------------------------
Hedging/Currency management The process of managing or "hedging" the risks associated with owning securities denominated in different currencies, the relative values of which may change at any time.

Local currency terms Returns expressed in local currency terms show what an investor using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.

Inflation An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Front end of the yield curve When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve. Yields on short-term securities with maturities of five years or less would appear on the left of such a graph and are sometimes referred to as the front end of the yield curve.
--------------------------------------------------------------------------------

================================================================================

In the United Kingdom, were there specific securities that appeared attractive?

We added to the Fund's position by buying bonds with shorter maturities, or as we like to say, at the front end of the yield curve. Although the U.K. has been raising interest rates, we believe that the nation is near the end of that phase of its economic cycle. Based on market conditions at the end of June, we believe that 5-year bonds will perform well in the coming months. The Fund also benefited from the performance of a sterling-denominated 10-year bond for Bayerische Landesbank Giro that we purchased in February, 1997. The bond was up about 4.5% in local terms for the reporting period. Another U.K. bond that did well was a 20-year European Investment Bank issue that the Fund has owned for approximately one year. It was up 7.8% in local terms during the reporting period, and was sold for a British Telecom 20-year issue on March 18. The British Telecom bond returned 4.9% in local terms from purchase date through the end of the second quarter.

Were there other developments in Europe that were noteworthy?

Yes. As EMU convergence developed, a high-yield bond market emerged in Europe, giving lower-rated credits access to the public bond markets as an alternative to bank financing. Although the Fund doesn't invest primarily in high-yield securities, it did participate in one such issue late in the second quarter.

How did the Fund's dollar-bloc investments perform?

We liked the dollar bloc during the first six months of 1998 and the Fund had success with Canadian 30-year government bonds we purchased in May, which returned 2.8% in local terms through the end of the second quarter. Unfortunately, the Fund carried some currency exposure with that position, which reduced the positive effect on the Fund's performance.

Other dollar-bloc nations, including Australia and New Zealand, provided mixed results. While the "Asian contagion" negatively impacted demand for key commodities which both of these economies rely upon for exports, the primary forces behind the price action in bonds were excessive currency volatility caused by the intense speculative activity and inconsistent comments on monetary policy by the Central Bank of New Zealand. We fully hedged the currency exposure on the Fund's New Zealand holdings, giving a positive aspect to negative performers, as the New Zealand dollar dropped about 10% versus the U.S. dollar. In local terms, our New Zealand holdings were down 2.2%.

In Australia, we sold the Fund's 3-year bonds to buy 10-year issues and capitalize on changes in the yield curve. The 10-year bonds outperformed the 3-year securities by 30 basis points as the yield curve flattened amid concerns of many investors that interest rates would move to quell currency speculation. Unfortunately, the gains from the Fund's investment in 10-year bonds were somewhat offset by the Fund's exposure to Australian dollars, which declined about 5% relative to the U.S. dollar in the first six months of 1998.

Did the Fund have other investments that did not perform well?

Yes. The Fund held about 2.5% of its assets in South African bonds that declined about 1.8% in local terms during the first six months of 1998. Although we had anticipated a decline in South African interest rates, when Asian difficulties raised the specter of deflation, just the opposite occurred. Recognizing the problem, we sold the entire position during the second quarter, which was beneficial for the Fund.

The Fund also purchased bonds of a Mexican company named Innova S de R.L. The company, which sells satellite dishes, has positive fundamentals, growing subscription rates, and is owned by major players in the broadcasting and telecommunications industries. Even so, the bonds declined about 1.9% in local terms, due to rising interest rates, a weakening peso, and softening demand for Mexican bonds.


--------------------------------------------------------------------------------
Basis point One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Duration A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest rate sensitivity than average maturity alone.
--------------------------------------------------------------------------------

================================================================================

What was the Fund's duration strategy during the reporting period?

We tried to keep the Fund's portfolio neutral, with a duration around 5 years. Within certain core European markets, the Fund maintained a somewhat longer duration and in the U.K., Ireland, and Italy, we tended to stress shorter-term securities for the Fund.

What was the overall quality of the securities in the Fund's investment portfolio?

As of June 30, 1998, the overall quality of the securities in the Fund's investment portfolio was AA,+ although the Fund owned securities of various quality ratings. Since the Fund invests primarily in government bonds in established markets, we anticipate that the quality of the portfolio will most likely remain in the AA range. Yet, when we see opportunities that we believe are attractive, we may purchase emerging market or high-yield bonds for the Fund within the constraints outlined in the prospectus.

What is your outlook going forward?

We believe that Europe will continue to benefit from restructuring and movement toward monetary union. But this may also cause prices and yields to further converge within core European markets. As a result, bonds of EMU nations may become more of a commodity, which could increase the attractiveness of non-EMU nations. The latter countries may provide yield advantages or other attractive characteristics such as currency exchange rate opportunities.

As of the end of the first half of 1998, we saw little reason to consider Japanese bonds for the Fund's portfolio and remain somewhat shy of Asian issues, even though some markets may have fully discounted the economic problems. We continue to favor dollar-bloc countries as well as the U.K. and will employ hedging selectively as we seek to identify opportunities in local currencies. Most importantly, we'll continue to seek to provide total return by investing in a portfolio of non-U.S. (primarily government) debt securities.

Joseph Portera
Portfolio Manager


Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.







================================================================================
   Past performance is no guarantee of future results.

+ Debt rated AA by Standard & Poor's differs from the highest rated issues only in small degree. The obliger's capacity to meet its financial commitment on obligations is very strong.

                                   [GRAPHIC]

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                  INTERNATIONAL BOND FUND VS SALOMON BROTHERS
                      NON-US DOLLAR WORLD GOV'T BOND INDEX

                           INSTITUTIONAL CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

                    Intl. Bond Fund
                    Institutional            Salomon Brothers
                    ----------------         ----------------
1/31/90             10,000                   10,000
91                  11,868                   12,445
92                  12,779                   13,039
93                  14,640                   15,012
94                  15,094                   16,910
95                  17,881                   19,022
96                  20,441                   19,798
97                  20,978                   17,648
6/30/98             21,666                   19,351

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                  INTERNATIONAL BOND FUND VS SALOMON BROTHERS
                      NON-US DOLLAR WORLD GOV'T BOND INDEX

                              SERVICE CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

                 Int'l Bond    Lipper Non-US
  Year          Fund Service    World Gov't
  ----          ------------   -------------
1/31/90             10,000        10,000
91                  11,868        12,445
92                  12,779        13,039
93                  14,640        15,012
94                  15,094        16,910
95                  17,850        19,022
96                  20,363        19,798
97                  20,825        17,698
6/30/98             21,490        19,351

o International Bond Fund -- Salomon Brothers Non-U.S. Dollar World Gov't Bond Index
Source: Lipper Analytical Services, Inc.
The graphs assume a $10,000 investment made on 1/31/90.+


                                                                 Total Return*              SEC Average Annual Total Return*
PERFORMANCE                                                   as of June 30, 1998                  as of June 30, 1998
---------------------------------------------------------------------------------------------------------------------------------
                                                                 Year to Date            One Year      Five Year  Since Inception
---------------------------------------------------------------------------------------------------------------------------------
International Bond Fund Institutional Class+                         3.28%                 5.23%        9.06%        9.62%
International Bond Fund Service Class+                               3.20%                 4.97%        8.88%        9.52%
Average Lipper International Income Fund                             2.78%                 3.67%        5.96%        7.16%
Salomon Brothers Non-U.S. Dollar World Gov't Bond Index              2.09%                 0.88%        6.36%        9.27%

================================================================================

PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1998
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Foreign Government Bonds                                               68.49%
Foreign Corporate Bonds                                                16,84%
Cash, Equivalents & Other Assets                                        9.70%(S)
Short-Term Foreign Bonds & Yankee Bonds                                 4.97%


================================================================================

QUALITY BREAKDOWN++
(% of bonds as of June 30, 1998)

--------------------------------------------------------------------------------

AAA                                                                       62.52%
AA                                                                        20.86%
A                                                                         12.26%
BBB                                                                        0.79%
BB                                                                         2.68%
B                                                                          0.89%
                                                                         ------
                                                                         100.00%

Average Maturity              7.5 years
(as of 6/30/98)



================================================================================
TOP 10 HOLDINGS
(% of net assets as of June 30, 1998)

 1. Irish Government, 10/18/00, 8.00%                                      6.81%
 2. United Kingdom Treasury Bonds, 12/7/07, 7.25%                          4.41%
 3. Republic of Deutschland Series 95,
    1/3/05, 7.375%                                                         4.12%
 4. United Kingdom Treasury Bonds, 12/7/00, 8.00%                          3.50%
 5. Canadian Government Series J24, 2/1/04,10.25%                          3.34%
 6. Australian Government Series 1007,
    10/15/07, 10.00%                                                       3.09%
 7. Hydro-Quebec, 5/15/03, 5.50%                                           3.01%
 8. Buoni Poliennali del Tesoro, 7/15/00, 10.50%                           2.89%
 9. Ford Motor Credit Co., 6/16/08, 5.25%                                  2.74%
10. Bayerische Landesbank Giro, 12/7/06, 7.875%                            2.72%


================================================================================
TOP 10 COUNTRIES
(% of net assets as of June 30, 1998)

 1. Germany                                                               15.43%
 2. United Kingdom                                                        11.88%
 3. Canada                                                                10.64%
 4. Italy                                                                  9.11%
 5. Sweden                                                                 6.88%
 6. Ireland                                                                6.81%
 7. Australia                                                              5.12%
 8. Denmark                                                                5.03%
 9. France                                                                 4.72%
10. Spain                                                                  3.25%


================================================================================
* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

     The inception date of the International Bond Fund and the date such shares were first offered to the public was 1/1/95.

+ The inception date of the International Bond Fund's predecessor separate account is 1/31/90 ("Separate Account"). Performance figures, and in the case of the graphs reflecting the investment of $10,000, investment results include the historical performance of the Separate Account for the period prior to the International Bond Fund's commencement of operations on January 1, 1995. MacKay-Shields Financial Corporation, the International Bond Fund's sub-adviser, served as investment adviser to the Separate Account, and the investment objective, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of the International Bond Fund. Performance figures and investment results for the period prior to January 1, 1995 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of the International Bond Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance and investment results may have been adversely affected.

++ Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

(S)  Adjusted for liabilities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS*
June 30, 1998 (Unaudited)

LONG-TERM BONDS (85.6%)+                  GOVERNMENTS &
CORPORATE BONDS (16.5%)                   FEDERAL AGENCIES (68.5%)

                                                      PRINCIPAL
                                                        AMOUNT         VALUE

                 --------------------------------------------------------------
DENMARK (2.5%)
Nykredit
 Series ANN
 6.00%, due 10/1/26............................... DK     9,125,000 $ 1,323,169
                                                                    -----------
EUROPEAN MONETARY UNION (1.5%)
European Investment Bank
 Series BR
 5.00%, due 4/15/08............................... ECU      760,000     836,521
                                                                    -----------
GERMANY (4.5%)
Bayerische VBK New York
 4.50%, due 6/24/02............................... DM     1,049,000     582,704
Deutsche Pfandbrief Bank
 Series 436
 5.75%, due 3/4/09................................          170,000      99,481
Euronet Services Inc.
 Series DTCU
 (zero coupon), due 7/1/06
 12.375%, beginning 7/1/02........................          725,000     248,529
Ford Motor Credit Co.
 5.25%, due 6/16/08...............................        2,662,000   1,470,103
                                                                    -----------
                                                                      2,400,817
                                                                    -----------
SWEDEN (2.8%)
Banque Nationale de Paris Medium-Term Notes
 Series E
 11.00%, due 11/4/99.............................. SK     6,050,000     814,773
Stadshypotek AB
 Series 1553
 10.00%, due 12/20/00.............................        5,000,000     703,969
                                                                    -----------
                                                                      1,518,742
                                                                    -----------
UNITED KINGDOM (4.0%)
Bayerische Landesbank Giro
 7.875%, due 12/7/06.............................. (Pounds) 807,000   1,461,551
British Telecom PLC
 8.625%, due 3/26/20..............................          315,000     663,895
                                                                    -----------
                                                                      2,125,446
                                                                    -----------
UNITED STATES (1.2%)
Banco Hipotecario S.A.
 10.00%, due 4/17/03 (c).......................... $        200,000     197,500
Conproca S.A.
 12.00%, due 6/16/10 (c)..........................          470,000     477,050
                                                                    -----------
                                                                        674,550
                                                                    -----------
Total Corporate Bonds
 (Cost $8,907,959)................................                    8,879,245
                                                                    -----------

--------
*Investments are grouped by currency denomination.
+Percentages indicated are based on Fund net assets.

                                                      PRINCIPAL
                                                        AMOUNT         VALUE

                 --------------------------------------------------------------
ARGENTINA (0.7%)
Argentina Bocon Previs
 Series Pre-1
 2.996%, due 4/1/01 (b)........................... AP       404,958 $   363,677
                                                                    -----------
AUSTRALIA (5.1%)
Australian Government
 Series 808
 8.75%, due 8/15/08............................... A$       572,000     440,148
 Series 1007
 10.00%, due 10/15/07.............................        2,030,000   1,656,584
Fannie Mae
 6.375%, due 8/15/07..............................        1,015,000     648,703
                                                                    -----------
                                                                      2,745,435
                                                                    -----------
CANADA (10.6%)
Alberta Government Telephone
 Series UB
 9.60%, due 7/7/98................................ C$       850,000     579,752
Canadian Government
 Series VW17
 8.00%, due 6/1/27................................          708,000     654,750
 Series J24
 10.25%, due 2/1/04...............................        2,135,000   1,790,318
Hydro-Quebec
 5.50%, due 5/15/03...............................        2,378,000   1,617,090
Province of Quebec
 7.75%, due 3/30/06...............................        1,385,000   1,065,595
                                                                    -----------
                                                                      5,707,505
                                                                    -----------
DENMARK (2.6%)
Kingdom of Denmark
 7.00%, due 11/15/07.............................. DK     8,212,000   1,375,033
                                                                    -----------
FRANCE (4.7%)
France Obligations
 Assimilables du Tresor
 5.25%, due 4/25/08............................... FF     4,752,000     810,624
 7.50%, due 4/25/05...............................        3,618,000     697,387
 8.50%, due 3/28/00-12/26/12......................        5,370,000   1,026,593
                                                                    -----------
                                                                      2,534,604
                                                                    -----------
GERMANY (11.0%)
Bundesobligation
 Series 123
 4.50%, due 5/17/02 (a)........................... DM     1,265,000     705,625
 Series 117
 5.125%, due 11/21/00.............................        1,759,000     997,105

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

GOVERNMENTS & FEDERAL AGENCIES
                (Continued)

                                                      PRINCIPAL
                                                       AMOUNT          VALUE

                  -------------------------------------------------------------
GERMANY (Continued)
Republic of Deutschland
 Series 98
 5.625%, due 1/4/28.............................. DM      1,555,000 $   894,216
 Series 95
 7.375%, due 1/3/05 (a)..........................         3,465,000   2,211,991
Treuhandanstalt
 7.50%, due 9/9/04 (a)...........................         1,666,000   1,065,573
                                                                    -----------
                                                                      5,874,510
                                                                    -----------
IRELAND (6.8%)
Irish Government
 8.00%, due 10/18/00............................. IP      2,450,000   3,653,140
                                                                    -----------
ITALY (9.1%)
Buoni Poliennali del Tesoro
 6.50%, due 11/1/27.............................. IL    500,000,000     320,465
 8.50%, due 1/1/04...............................     1,690,000,000   1,120,639
 9.50%, due 2/1/01...............................     1,020,000,000     643,110
 10.50%, due 7/15/00-4/1/05......................     3,140,000,000   2,047,174
 12.00%, due 5/1/02..............................     1,075,000,000     758,047
                                                                    -----------
                                                                      4,889,435
                                                                    -----------
NORWAY (1.9%)
Norwegian Government
 6.75%, due 1/15/07.............................. NK      7,280,000   1,024,138
                                                                    -----------
SPAIN (3.3%)
Spanish Government
 7.35%, due 3/31/07.............................. SP     64,830,000     494,388
 10.25%, due 11/30/98............................        37,880,000     253,098
 10.50%, due 10/30/03............................       120,060,000     997,190
                                                                    -----------
                                                                      1,744,676
                                                                    -----------
SWEDEN (4.0%)
Swedish Government
 Series 1040
 6.50%, due 5/5/08............................... SK     10,000,000   1,398,734
 Series 1030
 13.00%, due 6/15/01.............................         5,000,000     773,317
                                                                    -----------
                                                                      2,172,051
                                                                    -----------
UNITED KINGDOM (7.9%)
United Kingdom Treasury Bonds
 7.25%, due 12/7/07.............................. (Pounds)1,288,000   2,366,620
 8.00%, due 12/7/00..............................         1,100,000   1,878,655
                                                                    -----------
                                                                      4,245,275
                                                                    -----------

                                                      PRINCIPAL
                                                        AMOUNT         VALUE

                  -------------------------------------------------------------
UNITED STATES (0.8%)
Republic of Panama
 8.875%, due 9/30/27.............................. $        437,000 $   411,873
                                                                    -----------
Total Governments &
 Federal Agencies
 (Cost $36,983,155)...............................                   36,741,352
                                                                    -----------

YANKEE BONDS (0.6%)

UNITED STATES (0.6%)
Innova S de R.L.
 12.875%, due 4/1/07.............................. $        305,000     311,100
                                                                    -----------
Total Yankee Bonds
 (Cost $333,213)..................................                      311,100
                                                                    -----------
Total Long-Term Bonds
 (Cost $46,224,327)...............................                   45,931,697
                                                                    -----------

SHORT-TERM
INVESTMENTS (9.9%)

COMMERCIAL PAPER (5.2%)
UNITED STATES (5.2%)
Goldman Sachs Group L.P. (The)
 6.25%, due 7/1/98................................ $      2,400,000   2,400,000
Merrill Lynch & Co. Inc.
 6.14%, due 7/1/98................................          400,000     400,000
                                                                    -----------
Total Commercial Paper
 (Cost $2,800,000)................................                    2,800,000
                                                                    -----------
CORPORATE BONDS (0.3%)
UNITED STATES (0.3%)
Nacional Financiera S.N.C.
 6.688%, due 3/15/99 (b).......................... $        155,000     155,000
                                                                    -----------
Total Corporate Bonds
 (Cost $155,124)..................................                      155,000
                                                                    -----------
GOVERNMENT BONDS (4.4%)
AUSTRALIA (0.3%)
Treasury Corp. Victoria
 Series 1098
 12.00%, due 10/22/98............................. A$       285,000     180,090
                                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

SHORT-TERM
INVESTMENTS (Continued)

                                                  PRINCIPAL
                                                    AMOUNT          VALUE

                  --------------------------------------------------------------
GOVERNMENT BONDS (Continued)
CANADA (4.1%)
Canadian Treasury Bill
 (zero coupon), due 9/17/98................... C$     3,230,000  $ 2,173,541
                                                                 -----------
Total Government Bonds
 (Cost $2,387,616)............................                     2,353,631
                                                                 -----------
Total Short-Term Investments
 (Cost $5,342,740)............................                     5,308,631
                                                                 -----------
Total Investments
 (Cost $51,567,067) (d).......................             95.5%  51,240,328 (e)
Cash and Other Assets,
 Less Liabilities.............................              4.5    2,403,916
                                               ----------------  -----------
Net Assets....................................            100.0% $53,644,244
                                               ================  ===========

--------
(a) Segregated or partially segregated as collateral for forward foreign currency contracts.
(b) Floating rate. Rate shown is the rate in effect at June 30, 1998.
(c) May be sold to institutional investors only.
(d) The cost for Federal income tax purposes is $51,592,401.
(e) At June 30, 1998 net unrealized depreciation for securities was $352,073, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $718,026 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,070,099.
(f) The following abbreviations are used in the above portfolio:
  AP --Argentine Peso
  A$ --Australian Dollar
  C$ --Canadian Dollar
  DK --Danish Krone
  DM --Deutsche Mark
  ECU--European Currency Unit
  FF --French Franc
  IP --Irish Punt
  IL --Italian Lira
  NK --Norwegian Krone
  (P--PoundoSterlingunds)
  SP --Spanish Peseta
  SK --Swedish Krona
  $ --U.S. Dollar
 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of June 30, 1998 (Unaudited)           For the six months ended June 30,
                                          1998 (Unaudited)

ASSETS:
 Investment in securities, at value
  (identified cost $51,567,067)................................... $51,240,328
 Cash denominated in foreign currencies (identified cost
  $607,907).......................................................     608,324
 Cash.............................................................     220,557
 Receivables:
 Investment securities sold.......................................   3,995,633
 Interest.........................................................   1,214,002
 Unrealized appreciation on forward foreign currency contracts....     530,539
 Unamortized organization expense ................................       1,142
                                                                   -----------
   Total assets...................................................  57,810,525
                                                                   -----------
LIABILITIES:
 Payables:
 Investment securities purchased..................................   3,755,056
 MainStay Management..............................................      27,909
 Fund shares redeemed.............................................      18,743
 Custodian........................................................      15,514
 Transfer agent...................................................       2,122
 Accrued expenses.................................................      27,513
 Unrealized depreciation on forward foreign currency contracts....     319,424
                                                                   -----------
   Total liabilities..............................................   4,166,281
                                                                   -----------
 Net assets....................................................... $53,644,244
                                                                   ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares
  authorized Institutional Class.................................. $     5,145
 Institutional Service Class......................................          22
 Additional paid-in capital.......................................  52,499,833
 Accumulated undistributed net investment income..................   1,583,383
 Accumulated undistributed net realized gain on investments.......     449,966
 Accumulated net realized loss on foreign currency transactions...    (763,029)
 Net unrealized depreciation on investments.......................    (326,739)
 Net unrealized appreciation on translation of other assets and liabilities in foreign currencies and forward foreign currency
  contracts.......................................................     195,663
                                                                   -----------
 Net assets....................................................... $53,644,244
                                                                   ===========
Institutional Class
 Net assets applicable to outstanding shares...................... $53,415,386
                                                                   ===========
 Shares of capital stock outstanding..............................   5,145,345
                                                                   ===========
 Net asset value per share outstanding............................ $     10.38
                                                                   ===========
Institutional Service Class
 Net assets applicable to outstanding shares...................... $   228,858
                                                                   ===========
 Shares of capital stock outstanding..............................      22,147
                                                                   ===========
 Net asset value per share outstanding............................ $     10.33
                                                                   ===========

INVESTMENT INCOME:
 Income:
 Interest......................................................... $1,736,066
                                                                   ----------
 Expenses:
 Management.......................................................    204,010
 Professional.....................................................     20,497
 Custodian........................................................     16,550
 Transfer agent...................................................     14,875
 Registration.....................................................     12,331
 Shareholder communication........................................      4,263
 Directors........................................................        601
 Amortization of organization expense.............................        376
 Service..........................................................        297
 Miscellaneous....................................................      5,162
                                                                   ----------
   Total expenses before
    reimbursement.................................................    278,962
 Expense reimbursement from Manager...............................    (36,403)
                                                                   ----------
   Net expenses...................................................    242,559
                                                                   ----------
 Net investment income............................................  1,493,507
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Security transactions............................................    447,804
 Foreign currency transactions....................................   (763,029)
                                                                   ----------
 Net realized loss on investments and foreign currency
  transactions....................................................   (315,225)
                                                                   ----------
 Net change in unrealized appreciation (depreciation) on
  investments:
 Security transactions............................................    306,915
 Translation of other assets and liabilities in
  foreign currencies and forward foreign currency contracts.......    175,596
                                                                   ----------
 Net unrealized gain on investments and
  foreign currency transactions...................................    482,511
                                                                   ----------
 Net realized and unrealized gain on investments and foreign
  currency transactions...........................................    167,286
                                                                   ----------
 Net increase in net assets resulting from operations............. $1,660,793
                                                                   ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                         1998         1997
                                                      -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
 Net investment income............................... $ 1,493,507  $ 2,993,215
 Net realized gain on investments....................     447,804    1,535,035
 Net realized gain (loss) on foreign currency trans-
  actions............................................    (763,029)   1,308,158
 Net change in unrealized appreciation (deprecia-
  tion) on investments...............................     306,915   (4,098,551)
 Net change in unrealized appreciation on transla-
  tion of other assets and liabilities in foreign
  currencies and forward foreign currency con-
  tracts.............................................     175,596     (382,945)
                                                      -----------  -----------
 Net increase in net assets resulting from opera-
  tions..............................................   1,660,793    1,354,912
                                                      -----------  -----------
 Dividends and distributions to shareholders:
 From net investment income and net realized gain on
  foreign currency transactions:
  Institutional Class................................         --    (4,197,703)
  Institutional Service Class........................         --       (19,891)
 From net realized gain on investments:
  Institutional Class................................         --    (1,539,271)
  Institutional Service Class........................         --        (7,516)
                                                      -----------  -----------
   Total dividends and distributions to sharehold-
    ers..............................................         --    (5,764,381)
                                                      -----------  -----------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class................................   4,780,525    1,477,297
  Institutional Service Class........................      21,589       58,930
 Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions:
  Institutional Class................................         --     5,736,968
  Institutional Service Class........................         --        27,401
                                                      -----------  -----------
                                                        4,802,114    7,300,596
 Cost of shares redeemed:
  Institutional Class................................  (1,631,818)  (6,192,594)
  Institutional Service Class........................     (35,400)     (54,357)
                                                      -----------  -----------
  Increase in net assets derived from capital share
   transactions......................................   3,134,896    1,053,645
                                                      -----------  -----------
  Net increase (decrease) in net assets..............   4,795,689   (3,355,824)
NET ASSETS:
 Beginning of period.................................  48,848,555   52,204,379
                                                      -----------  -----------
 End of period....................................... $53,644,244  $48,848,555
                                                      ===========  ===========
 Accumulated undistributed net investment income at
  end of period ..................................... $ 1,583,383  $    89,876
                                                      ===========  ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                     INSTITUTIONAL INSTITUTIONAL
                                                         CLASS     SERVICE CLASS
                                                     ------------- -------------
                                                             SIX MONTHS
                                                                ENDED
                                                           JUNE 30, 1998*
                                                     ---------------------------

Net asset value at beginning of period.............     $ 10.05       $ 10.01
                                                        -------       -------
Net investment income..............................        0.29          0.29
Net realized and unrealized gain (loss) on
 investments.......................................        0.18          0.14
Net realized and unrealized gain (loss) on foreign
 currency transactions.............................       (0.14)        (0.11)
                                                        -------       -------
Total from investment operations...................        0.33          0.32
                                                        -------       -------
Less dividends and distributions:
From net investment income and net realized gain on
 foreign currency transactions.....................         --            --
From net realized gain on investments..............         --            --
                                                        -------       -------
Total dividends and distributions..................         --            --
                                                        -------       -------
Net asset value at end of period...................     $ 10.38       $ 10.33
                                                        =======       =======
Total investment return (b) .......................        3.28%         3.20%
Ratios (to average net assets)/Supplemental Data:
 Net investment income.............................        5.86%+        5.61%+
 Net expenses......................................        0.95%+        1.20%+
 Expenses (before reimbursement)...................        1.09%+        1.34%+
Portfolio turnover rate............................         118%          118%
Net assets at end of period (in 000's).............     $53,415       $   229

--------
 * Unaudited.
 + Annualized.
(a) Commencement of operations.
(b) Total return is not annualized.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

               INSTITUTIONAL               INSTITUTIONAL               INSTITUTIONAL
INSTITUTIONAL     SERVICE    INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
    CLASS          CLASS         CLASS         CLASS         CLASS         CLASS
-------------  ------------- ------------- ------------- ------------- -------------
                YEAR ENDED DECEMBER 31                       JANUARY 1, 1995(A)
--------------------------------------------------------           THROUGH
           1997                         1996                  DECEMBER 31, 1995
---------------------------- --------------------------- ---------------------------

   $ 11.10        $ 11.07       $ 11.16       $ 11.14       $ 10.00       $ 10.00
   -------        -------       -------       -------       -------       -------
      1.01           0.98          1.21          1.19          0.70          0.70
     (1.11)         (1.13)         0.11          0.11          1.12          1.10
      0.40           0.41          0.27          0.26          0.02          0.02
   -------        -------       -------       -------       -------       -------
      0.30           0.26          1.59          1.56          1.84          1.82
   -------        -------       -------       -------       -------       -------
     (0.99)         (0.96)        (1.37)        (1.35)        (0.55)        (0.55)
     (0.36)         (0.36)        (0.28)        (0.28)        (0.13)        (0.13)
   -------        -------       -------       -------       -------       -------
     (1.35)         (1.32)        (1.65)        (1.63)        (0.68)        (0.68)
   -------        -------       -------       -------       -------       -------
   $ 10.05        $ 10.01       $ 11.10       $ 11.07       $ 11.16       $ 11.14
   =======        =======       =======       =======       =======       =======
      2.62%          2.27%        14.32%        14.08%        18.46%        18.26%
      5.86%          5.61%         6.02%         5.77%         6.61%         6.36%
      0.95%          1.20%         0.95%         1.20%         0.95%         1.20%
      1.10%          1.35%         1.08%         1.33%         1.03%         1.28%
       186%           186%           57%           57%           92%           92%
   $48,613        $   235       $51,980       $   225       $44,388       $     6

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
================================================================================


================================================================================
               MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================
o Domestic bond markets were influenced by Asian economic contractions, a solid U.S. economy, and relatively tame inflation during the first six months of 1998.

o During the reporting period, short-term rates remained low and the yield curve continued to flatten, particularly during the second quarter, when 30-year Treasury yields reached all-time lows.

o    Commercial paper underperformed during the reporting period.

o    As demand for floating-rate notes increased, prices also increased.


================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o One-year total returns of 5.34% and 5.08% for Institutional Class and Service Class shares, respectively, as of 6/30/98.

o The Fund benefited by purchasing longer-maturity securities in the beginning of the year, but found few yield-curve opportunities later in the first half of the year.

o Both share classes underperformed the average Lipper* institutional money market fund, which returned 2.64% for the six months ended 6/30/98.


During the first half of 1998, the domestic bond markets were largely influenced by world events. Economic contractions in Asian markets, including Japan, may have caused difficulties in markets from Latin America to Russia and China. One positive outcome has been relatively tame inflation, keeping the Federal Reserve from adjusting domestic interest rates. As a result, interest rates in general have remained within a relatively narrow range, with money market rates relatively stable during the reporting period.

With 30-year Treasury yields declining to all-time lows in the second quarter, the yield curve flattened substantially during the reporting period. The average maturity of most money market funds remained approximately 57 to 58 days for most of the first half of 1998.

Given this context, how did the MainStay Institutional Money Market Fund perform in the first six months of 1998?

For the six months ended 6/30/98, the MainStay Institutional Money Market Fund returned 2.60% and 2.47% for Institutional Class shares and Service Class shares, respectively. Both share classes underperformed the average Lipper institutional money market fund, which returned 2.64% for the first half of 1998.


--------------------------------------------------------------------------------
Inflation An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Yield curve When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.
--------------------------------------------------------------------------------


* Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales, charges, and are based on total returns with capital gains and dividends reinvested.

================================================================================

What were the primary reasons why the Fund underperformed its peers?

With interest rates and bond prices moving in a very narrow range, and the yield curve flattening somewhat, there were few opportunities to benefit from changes in duration during the reporting period. The Fund offset the flattening somewhat by purchasing longer-maturity securities in the beginning of the year. However, the Fund was hurt by the yield curve as the year wore on and it became increasingly difficult to pick up yield through lengthening the portfolio's duration.

What was the Fund's average weighted maturity during the reporting period?

The average weighted maturity ranged from 50 to 76 days, with the target range being 60 to 65 days. As of June 30, 1998, the average stood at 57 days. The Fund was short of its target at the end of the first half of the year, because the Fund purchased some short-maturity paper that was offered at attractive prices due to quarter-end balance sheet pressures.

What were the Fund's most significant purchases during the first half of 1998?

We purchased some corporate bonds and notes for the Fund during the reporting period. They were significant because they had longer maturities and higher yields than other securities the Fund owned.

Were there any significant sales during the reporting period?

No. Most of the Fund's securities were held to maturity.

Which securities contributed most significantly to the Fund's performance?

During the reporting period, the Fund's corporate positions and floating-rate securities contributed most to the Fund's performance.

Which securities were the worst performers?

Commercial paper was the worst-performing category for the Fund during the reporting period. Even so, we anticipate that it will continue to make up an important part of the Fund as long as it provides liquidity, which is important for a money market fund. The Fund's investments also focused on high-quality domestic issues, which tended to carry slightly higher prices than foreign issues. As of the end of June, we were comfortable with this approach, because we did not believe that taking on additional risk would be generally advantageous for the Fund's investors. We will continue to monitor the credit quality of the securities held in the Fund's portfolio.

What do you believe was the best decision you made for the Fund during the reporting period?

We believe our best decision was extending the duration of the Fund's portfolio early in the year, before the yield curve flattened. That helped the Fund pick up yield and positioned it positively for the first quarter of 1998.

Were there decisions that didn't work out as well?

When the Fund's domestic floating-rate securities matured, we didn't replace them as quickly as we might have, believing that the prices were somewhat expensive at the time, particularly given the uncertainty surrounding Asia. Unfortunately, the prices have not declined, so our decision placed the Fund at a slight disadvantage. During the second half of the year, we may seek to increase the Fund's position in floating-rate securities.


--------------------------------------------------------------------------------
Duration A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

Commercial paper Short-term obligations with maturities ranging from 2 to 270 days, issued by banks, corporations, and other borrowers to investors with temporarily idle cash.
--------------------------------------------------------------------------------

================================================================================

Are there segments of the market where the Fund was overweighted or underweighted as of June 30, 1998?

Yes. At the end of the first half of the year, the Fund was overweighted in corporate securities and underweighted in floating-rate and asset-backed securities. Since both of these sectors had strong performance, the overweighting in corporates helped the Fund, while the underweighted positions have had a negative impact on performance.

What is your outlook going forward?

For the remainder of the year, we believe the environment may be similar to the first half of the year. We don't expect the Federal Reserve Board to take much action in moving interest rates. If short-term rates remain relatively stable, we will seek to increase the Fund's floating-rate security positions and continue to focus on high-quality, domestic commercial paper. As long as the yield curve remains relatively flat, we see few opportunities to increase yield through duration plays and will continue to focus on incremental opportunities as they arise in the money markets.

Whatever happens, the Fund will seek to provide a high level of current income while preserving capital and maintaining liquidity.

David Clement
Portfolio Manager


--------------------------------------------------------------------------------
Weighting/Overweighted The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.
--------------------------------------------------------------------------------


================================================================================
   Past performance is no guarantee of future results.

                                   [GRAPHIC]

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                          MONEY MARKET FUND VS
                LIPPER INSTITUTIONAL MONEY MARKET AVERAGE INDEX

                           INSTITUTIONAL CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

   Year         Money Market Fund        Average Lipper
   ----         -----------------        --------------
1/2/91          10,000                   10,000
91              10,595                   10,599
92              10,983                   10,972
93              11,300                   11,294
94              11,738                   11,745
95              12,399                   12,419
96              13,032                   13,058
97              13,720                   13,752
6/30/98         14,076                   14,114


                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                          MONEY MARKET FUND VS
                LIPPER INSTITUTIONAL MONEY MARKET AVERAGE INDEX

                              SERVICE CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================


                Money Market Fund
                Service                  Average Lipper
                -----------------        --------------
1/2/91          10,000                   10,000
91              10,595                   10,599
92              10,983                   10,972
93              11,300                   11,294
94              11,738                   11,745
95              12,379                   12,419
96              12,972                   13,055
97              13,630                   13,752
6/30/98         13,967                   14,114

o Money Market Fund  -- Lipper Institutional Money Market Average Index
Source: Lipper Analytical Services, Inc.
These graphs assume a $10,000 investment made on 1/2/91.


                                                       Total Return*                     SEC Average Annual Total Return*
PERFORMANCE                                         as of June 30, 1998                         as of June 30, 1998
--------------------------------------------------------------------------------------------------------------------------------
                                                       Year to Date                  One Year       Five Year    Since Inception
--------------------------------------------------------------------------------------------------------------------------------
Money Market Fund Institutional Class+                     2.60%                       5.34%          4.79%          4.66%
Money Market Fund Service Class+                           2.47%                       5.08%          4.63%          4.55%
Average Lipper Institutional Money Market Fund             2.64%                       5.40%          4.90%          4.76%


YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           Institutional Class Shares

                                       Total
                                      Return
Year end                                 %
--------                              ------
1991                                   5.95
1992                                   3.66
1993                                   2.89
1994                                   3.88
1995                                   5.63
1996                                   5.11
1997                                   5.27
1998 (as if 6/30/98                    2.60


================================================================================

PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1998
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Commercial Paper                                                          64.20%
Medium-Term Notes                                                         12.66%
Bank Notes                                                                 2.84%
Other                                                                     20.19%
Cash, Equivalents & Other Assets                                           0.11%


================================================================================

TOP 10 HOLDINGS
(% of net assets as of June 30, 1998)

--------------------------------------------------------------------------------

 1.  Society of New York Hospital Fund, Inc.                               4.54%
 2.  Sears Roebuck Acceptance Corp.                                        3.61%
 3.  Wood Street Funding Corp.                                             3.59%
 4.  Whiting Indiana Industrial Sewage &
     Solid Waste Disposal                                                  3.56%
 5.  Fortune Brands Inc.                                                   3.56%
 6.  Ford Motor Credit Co.                                                 3.55%
 7.  Morgan Stanley, Dean Witter, Discover & Co.                           3.55%
 8.  Salomon Smith Barney Holdings Inc.                                    3.55%
 9.  General Electric Capital Corp.                                        3.54%
10.  Holy Cross Health System                                              3.54%


================================================================================

TOP 5 INDUSTRY HOLDINGS
(% of net assets as of June 30, 1998)

--------------------------------------------------------------------------------

1. Special Purpose Finance                                                14.74%
2. Brokerage                                                              12.00%
3. Auto Manufacturing                                                     10.81%
4. Banks                                                                  10.65%
5. Retail                                                                  6.80%

Average Maturity        57 Days
(as of 6/30/98)

================================================================================
* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

     The Money Market Fund--Institutional Class had a 7-day effective yield of 5.30% and a 7-day current yield of 5.17%, both as of 6/30/98. The Money Market Fund--Service Class had a 7-day effective yield of 5.04% with a 7-day current yield of 4.92%, both as of 6/30/98. These yields reflect certain expense limitations. Had certain expenses not been limited, the 7-day effective yield and the 7-day current yield would have been 5.18% and 5.06%, respectively, for the Institutional Class and 4.92% and 4.81%, respectively, for the Service Class. These expense limitations are voluntary and may be terminated or revised at any time.

     Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

++   Adjusted for liabilities.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

SHORT-TERM
INVESTMENTS (99.9%)+

                                                       PRINCIPAL   AMORTIZED
                                                        AMOUNT        COST

                    ----------------------------------------------------------
ASSET-BACKED SECURITY (2.8%)
Asset-Backed Securities Investment Trust
 Series 1997-E Class N
 5.66%, due 8/17/98 (a)(b)(d)........................ $ 7,900,000 $  7,900,000
                                                                  ------------
BANK NOTES (2.8%)
Comerica Bank Detroit, Michigan
 5.56%, due 7/22/98 (b)(d)...........................   3,000,000    2,999,900
LaSalle National Bank Chicago
 5.71%, due 7/27/98 (d)..............................   5,000,000    5,000,486
                                                                  ------------
                                                                     8,000,386
                                                                  ------------
CERTIFICATES OF DEPOSIT (2.8%)
Societe Generale Bank New York
 5.71%, due 8/25/98 (b)(d)...........................   5,000,000    4,999,564
Swiss Bank Corp. New York
 5.69%, due 1/7/99 (d)...............................   2,750,000    2,749,013
                                                                  ------------
                                                                     7,748,577
                                                                  ------------
COMMERCIAL PAPER (64.2%)
American General Finance Corp.
 5.49%, due 7/2/98...................................   9,000,000    8,998,628
Bear Stearns Cos. Inc.
 5.52%, due 7/13/98..................................   8,000,000    7,985,280
Cogentrix of Richmond Inc.
 5.60%, due 7/10/98..................................   4,144,000    4,138,198
Countrywide Home Loans Inc.
 5.56%, due 8/18/98..................................  10,000,000    9,925,867
Delaware Funding Corp.
 5.58%, due 8/25/98 (a)..............................   2,081,000    2,063,259
Duke Capital Corp.
 6.00%, due 7/6/98 (a)...............................   2,000,000    1,998,333
Ford Motor Credit Co.
 5.51%, due 7/15/98..................................  10,000,000    9,978,572
Fortune Brands Inc.
 5.50%, due 7/6/98...................................  10,000,000    9,992,361
General Electric Capital Corp.
 5.51%, due 8/3/98...................................  10,000,000    9,949,492
General Motors Acceptance Corp.
 5.57%, due 7/8/98...................................     120,000      119,870
Holy Cross Health System
 5.57%, due 8/13/98..................................  10,000,000    9,933,469
Massachusetts College of Pharmacy & Allied
 Health Sciences
 5.54%, due 7/24/98..................................   5,000,000    4,982,303
 5.55%, due 7/1/98...................................   2,994,000    2,994,000
 5.55%, due 8/20/98..................................   5,000,000    4,961,458

--------
+ Percentages indicated are based on Fund net assets.

                                                        PRINCIPAL   AMORTIZED
                                                         AMOUNT        COST

                    -----------------------------------------------------------
COMMERCIAL PAPER (Continued)
Morgan Stanley, Dean Witter, Discover & Co.
 5.75%, due 7/6/98.................................... $ 1,026,000 $  1,025,181
 6.25%, due 7/1/98....................................   9,974,000    9,974,000
Remsen Funding Corp.
 5.65%, due 7/31/98 (a)...............................   6,710,000    6,678,407
Riverwoods Funding Corp.
 5.51%, due 7/10/98...................................   5,000,000    4,993,113
Salomon Smith Barney Holdings Inc.
 5.48%, due 7/23/98...................................  10,000,000    9,966,511
Sears Roebuck Acceptance Corp.
 5.57%, due 8/5/98 (d)................................  10,130,000   10,130,000
Society of New York Hospital Fund Inc.
 5.57%, due 8/31/98...................................  12,875,000   12,753,579
Texaco Inc.
 5.51%, due 7/29/98...................................   8,000,000    7,965,716
Toys "R' Us Inc.
 5.50%, due 7/1/98....................................   8,966,000    8,966,000
Windmill Funding Corp.
 5.53%, due 7/8/98 (a)................................   7,560,000    7,551,871
Wood Street Funding Corp.
 5.55%, due 7/20/98 (a)...............................  10,097,000   10,067,424
 5.65%, due 8/7/98 (a)................................   2,141,000    2,128,567
                                                                   ------------
                                                                    180,221,459
                                                                   ------------
CORPORATE BONDS (1.9%)
Fleet Financial Group Inc.
 6.00%, due 10/26/98 (d)..............................   1,000,000    1,000,165
Iowa & Illinois Gas & Electric Co.
 5.05%, due 10/15/98 (d)..............................   1,500,000    1,497,023
Northern States Power Minnesota
 5.50%, due 2/1/99 (d)................................   2,820,000    2,818,226
                                                                   ------------
                                                                      5,315,414
                                                                   ------------
CORPORATE NOTES (6.0%)
Associates Corp. of North America
 6.00%, due 3/15/99 (d)...............................   1,345,000    1,347,197
Chrysler Financial Corp.
 5.63%, due 1/15/99 (d)...............................   1,770,000    1,769,220
Deere (John) Capital Corp.
 6.00%, due 2/1/99 (d)................................   2,025,000    2,029,423
Eaton Corp.
 6.37%, due 4/1/99 (d)................................   5,000,000    5,020,764
Greyhound Financial
 6.75%, due 3/25/99 (d)...............................   1,000,000    1,005,635
Lehman Brothers Holdings Inc.
 8.37%, due 2/15/99 (d)...............................   2,000,000    2,030,149
 8.87%, due 11/1/98 (d)...............................   1,675,000    1,691,342
Merrill Lynch & Co. Inc.
 6.37%, due 3/30/99 (d)...............................   1,000,000    1,004,350
NationsBank Corp.
 5.12%, due 9/15/98 (d)...............................   1,000,000      998,787
                                                                   ------------
                                                                     16,896,867
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

SHORT-TERM
INVESTMENTS (Continued)

                                                      PRINCIPAL    AMORTIZED
                                                       AMOUNT         COST

                    ----------------------------------------------------------
MEDIUM-TERM NOTES (12.7%)
Abbey National Treasury Services
 5.87%, due 12/22/98 (d)............................ $ 5,000,000  $  5,002,331
Air Products & Chemicals
 6.21%, due 3/17/99 (d).............................   2,750,000     2,759,573
Beneficial Corp. Series C
 9.72%, due 1/19/99 (d).............................   1,000,000     1,021,221
Caterpillar Financial Service Corp. Series E
 5.47%, due 12/15/98 (d)............................   6,535,000     6,527,267
 6.76%, due 1/15/99 (d).............................   1,000,000     1,004,599
Chrysler Financial Corp.
 Series Q
 5.28%, due 2/16/99 (d).............................   1,570,000     1,564,815
 Series L
 5.83%, due 9/16/98 (d).............................   3,000,000     3,000,381
 Series P
 6.12%, due 11/30/98 (d)............................   1,000,000     1,001,543
General Motors Acceptance Corp.
 5.87%, due 1/12/99 (d).............................   2,000,000     2,000,752
 6.05%, due 10/9/98 (d).............................   1,000,000     1,000,832
 8.37%, due 2/3/99 (d)..............................   1,100,000     1,115,650
Norwest Corp. Series G
 6.00%, due 10/13/98 (d)............................   5,000,000     5,003,510
PepsiCo Inc.
 5.46%, due 7/1/98 (c)(d)...........................   4,550,000     4,550,000
                                                                  ------------
                                                                    35,552,474
                                                                  ------------
MUNICIPAL BONDS (6.7%)
West Baton Rouge Parish
 State of Louisiana
 5.59%, due 8/10/98 (a)(c)(d).......................   8,800,000     8,800,000
Whiting Indiana Industrial Sewage & Solid Waste
 Disposal
 5.59%, due 9/8/98 (c)(d)...........................  10,000,000    10,000,000
                                                                  ------------
                                                                    18,800,000
                                                                  ------------
Total Short-Term Investments
 (Amortized Cost
 $280,435,177) (e)..................................        99.9%  280,435,177
Cash and Other Assets,
 Less Liabilities...................................         0.1       303,779
                                                     -----------  ------------
Net Assets..........................................       100.0% $280,738,956
                                                     ===========  ============

--------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at June 30, 1998.
(c) Variable rate. Rate shown is the rate in effect at June 30, 1998.
(d) Coupon interest bearing security.
(e) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                           AMORTIZED
                                                              COST     PERCENT +
                      ----------------------------------------------------------
Auto Manufacturing....................................... $ 30,351,635    10.8%
Banks....................................................   29,891,725    10.7
Brokerage................................................   33,676,814    12.0
Capital Goods............................................    7,531,866     2.7
Chemicals................................................    2,759,573     1.0
Commercial Banks.........................................    2,749,013     1.0
Conglomerates............................................    9,949,492     3.5
Consumer Financial Services..............................   10,345,824     3.7
Consumer Products........................................    9,992,361     3.6
Diversified Financial Services...........................    6,007,966     2.1
Diversified Manufacturing................................    5,020,764     1.9
Domestic Oil.............................................   17,965,716     6.4
Education................................................    7,976,303     2.8
Finance..................................................    4,050,809     1.4
Industrial...............................................    4,550,000     1.6
Medical-Hospitals........................................   14,894,928     5.3
Mortgage Banks...........................................    9,925,867     3.5
National Commercial Banks................................    6,002,297     2.1
Retail...................................................   19,096,000     6.8
Special Purpose Finance..................................   41,382,641    14.7
Utilities-Electric.......................................    6,313,583     2.3
                                                          ------------   -----
                                                           280,435,177    99.9
Cash and Other Assets, Less Liabilities..................      303,779     0.1
                                                          ------------   -----
Net Assets............................................... $280,738,956   100.0%
                                                          ============   =====

--------
+ Percentages indicated are based on Fund net assets.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of June 30, 1998 (Unaudited)           For the six months ended June 30,
                                          1998 (Unaudited)

ASSETS:
 Investment in securities, at value (amortized cost
  $280,435,177).................................................. $280,435,177
 Cash............................................................          969
 Interest receivable.............................................    1,558,847
                                                                  ------------
   Total assets..................................................  281,994,993
                                                                  ------------
LIABILITIES:
 Payables:
 MainStay Management.............................................       45,133
 Custodian.......................................................       12,567
 Transfer agent..................................................        3,076
 Accrued expenses................................................       59,616
 Dividend payable................................................    1,135,645
                                                                  ------------
   Total liabilities.............................................    1,256,037
                                                                  ------------
 Net assets...................................................... $280,738,956
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 12 billion shares authorized
 Institutional Class............................................. $    193,490
 Institutional Service Class.....................................       87,253
 Additional paid-in capital......................................  280,462,543
 Accumulated net realized loss
  on investments.................................................       (4,330)
                                                                  ------------
 Net assets...................................................... $280,738,956
                                                                  ============
Institutional Class
 Net assets applicable to outstanding shares..................... $193,485,972
                                                                  ============
 Shares of capital stock outstanding.............................  193,490,302
                                                                  ============
 Net asset value per share outstanding........................... $       1.00
                                                                  ============
Institutional Service Class
 Net assets applicable to outstanding shares..................... $ 87,252,984
                                                                  ============
 Shares of capital stock outstanding.............................   87,252,984
                                                                  ============
 Net asset value per share outstanding........................... $       1.00
                                                                  ============

INVESTMENT INCOME:
 Income:
 Interest........................................................... $7,715,169
                                                                     ----------
 Expenses:
 Management.........................................................    678,166
 Service............................................................     91,295
 Shareholder communication..........................................     81,489
 Registration.......................................................     30,564
 Professional.......................................................     25,823
 Transfer agent.....................................................     17,303
 Custodian..........................................................     15,407
 Directors..........................................................      3,205
 Miscellaneous......................................................      8,849
                                                                     ----------
   Total expenses before
    reimbursement...................................................    952,101
 Expense reimbursement from Manager.................................   (182,640)
                                                                     ----------
   Net expenses.....................................................    769,461
                                                                     ----------
 Net investment income..............................................  6,945,708
                                                                     ----------
REALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments...................................         62
                                                                     ----------
 Net increase in net assets resulting from operations............... $6,945,770
                                                                     ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                        1998          1997
                                                    ------------  ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income............................. $  6,945,708  $ 10,768,396
 Net realized gain (loss) on investments...........           62          (497)
                                                    ------------  ------------
 Net increase in net assets resulting from
  operations.......................................    6,945,770    10,767,899
                                                    ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class..............................   (5,141,118)   (8,228,621)
  Institutional Service Class......................   (1,804,590)   (2,539,775)
 From net realized gain on investments:
  Institutional Class..............................          --         (2,265)
  Institutional Service Class......................          --           (742)
                                                    ------------  ------------
   Total dividends and distributions to
    shareholders...................................   (6,945,708)  (10,771,403)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................  123,853,809   383,541,801
  Institutional Service Class......................   45,517,718    90,078,559
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class..............................    5,164,575     7,733,123
  Institutional Service Class......................    1,749,718     2,386,943
                                                    ------------  ------------
                                                     176,285,820   483,740,426
 Cost of shares redeemed:
  Institutional Class.............................. (125,851,347) (311,712,755)
  Institutional Service Class......................  (24,242,703)  (62,901,724)
                                                    ------------  ------------
  Increase in net assets derived from capital
   share transactions..............................   26,191,770   109,125,947
                                                    ------------  ------------
  Net increase in net assets.......................   26,191,832   109,122,443
NET ASSETS:
 Beginning of period...............................  254,547,124   145,424,681
                                                    ------------  ------------
 End of period..................................... $280,738,956  $254,547,124
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                  INSTITUTIONAL
                                                    INSTITUTIONAL    SERVICE
                                                        CLASS         CLASS
                                                    ------------- -------------
                                                            SIX MONTHS
                                                               ENDED
                                                          JUNE 30, 1998*
                                                    ---------------------------

Net asset value at beginning of period.............   $   1.00       $  1.00
                                                      --------       -------
Net investment income..............................       0.05          0.05
                                                      --------       -------
Less dividends and distributions:
From net investment income.........................      (0.05)        (0.05)
From net realized gain on investments..............        --            --
                                                      --------       -------
Total dividends and distributions..................      (0.05)        (0.05)
                                                      --------       -------
Net asset value at end of period...................   $   1.00       $  1.00
                                                      ========       =======
Total investment return (b) .......................       2.60%         2.47%
Ratios (to average net assets)/Supplemental Data:
 Net investment income.............................       5.19%+        4.94%+
 Net expenses......................................       0.50%+        0.75%+
 Expenses (before reimbursement)...................       0.63%+        0.88%+
Net assets at end of period (in 000's).............   $193,486       $87,253

--------
 * Unaudited.
 + Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

                INSTITUTIONAL                 INSTITUTIONAL               INSTITUTIONAL
INSTITUTIONAL      SERVICE      INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE     INSTITUTIONAL
    CLASS           CLASS           CLASS         CLASS         CLASS         CLASS          CLASS
-------------   -------------   ------------- ------------- ------------- ------------- ----------------
                                      YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------------------------------
           1997                            1996                        1995              1994     1993
-----------------------------   --------------------------- --------------------------- -------  -------

  $   1.00        $   1.00        $   1.00      $   1.00      $   1.00      $   1.00    $  1.00  $  1.00
  --------        --------        --------      --------      --------      --------    -------  -------
      0.05            0.05            0.05          0.05          0.05          0.05       0.04     0.03
  --------        --------        --------      --------      --------      --------    -------  -------
     (0.05)          (0.05)          (0.05)        (0.05)        (0.05)        (0.05)     (0.04)   (0.03)
     (0.00)(a)       (0.00)(a)         --            --            --            --         --       --
  --------        --------        --------      --------      --------      --------    -------  -------
     (0.05)          (0.05)          (0.05)        (0.05)        (0.05)        (0.05)     (0.04)   (0.03)
  --------        --------        --------      --------      --------      --------    -------  -------
  $   1.00        $   1.00        $   1.00      $   1.00      $   1.00      $   1.00    $  1.00  $  1.00
  ========        ========        ========      ========      ========      ========    =======  =======
      5.27%           5.01%           5.11%         4.85%         5.63%         5.46%      3.88%    2.89%
      5.18%           4.93%           5.00%         4.75%         5.48%         5.23%      3.89%    2.85%
      0.50%           0.75%           0.50%         0.75%         0.50%         0.75%      0.50%    0.45%
      0.61%           0.86%           0.67%         0.92%         0.73%         0.98%      0.68%    0.67%
  $190,319        $ 64,228        $110,760      $ 34,664      $ 67,869      $  2,784    $65,106  $75,832

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT-TERM BOND FUND

================================================================================

================================================================================
               MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o Domestic bond markets were influenced by Asian economic contractions, a solid U.S. economy, and relatively tame inflation during the first six months of 1998.

o During the first half of 1998, the bond market experienced a period of low volatility.

o The 2-year Treasury yield was very stable, declining just 8 basis points in the first quarter and another 8 basis points in the second.

o    Yield spreads on agency securities widened during the reporting period.


================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o One-year total returns of 6.16% and 5.90% for Institutional Class and Service Class shares, respectively, as of 6/30/98.

o The Fund benefited by investing primarily in Treasury securities during the reporting period.

o As yield spreads widened, we increased the Fund's exposure to agency securities.

o Institutional Class shares outperformed and Service Class shares slightly underperformed the average Lipper* short U.S. government fund, which returned 2.64% for the six months ended 6/30/98.


During the first half of 1998, the domestic bond markets were largely influenced by world events. Economic setbacks in Asian markets, including Japan, caused difficulties in markets from Latin America to Russia and China. A positive outcome from this situation has been relatively tame inflation. This was among the factors which kept the Federal Reserve Board from adjusting domestic interest rates. As a result, interest rates in general have remained within a relatively narrow range, with 2-year Treasuries declining just 8 basis points over the first quarter of 1998, and another 8 basis points in the second quarter of the year.

While short-term securities tended to trade in a relatively narrow range during the first half of the year, yield spreads on agency securities widened somewhat, creating potential opportunities if spreads narrow again in the future.

Many investors have shown a renewed interest in the fixed income market. Bond market returns exceeded 10% over the past year, which is what many equity investors may have expected before the strong bull equity market of the last three years. In fact, bond market returns in two of the past three quarters were in line with or exceeded typical stock returns and many investors have responded by increasing their bond allocation.


--------------------------------------------------------------------------------

Inflation An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Basis point One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.
--------------------------------------------------------------------------------


================================================================================
* Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================

Given this context, how did the MainStay Institutional Short-Term Bond Fund perform in the first six months of 1998?

For the six months ended 6/30/98, the MainStay Institutional Short-Term Bond Fund returned 2.77% and 2.56% for Institutional Class shares and Service Class shares, respectively. Institutional Class shares outperformed and Service Class shares slightly underperformed the average Lipper short U.S. government fund, which returned 2.64% for the first half of 1998.

What were the primary factors affecting the Fund's performance?

With interest rates and bond prices moving in a very narrow range, the Fund maintained an average maturity of approximately 1.9 years. The decline in interest rates helped increase bond prices. The Fund's philosophy is to follow a very conservative investment style, which it maintained during the first half of 1998.

Where did the Fund invest?

The bulk of the Fund's assets was invested in U.S. Treasury and agency securities, which are of higher quality than AAA.+ As yield spreads widened in agency securities, we increased the Fund's exposure to that segment of the market. The Fund also had a small position in corporate bonds, which increased slightly over the first half of the year. We reduced the Fund's holdings among CMOs and asset-backed securities over the reporting period and the Fund held a small position in mortgage-backed securities. Overall, however, the Fund's holdings did not change substantially over the reporting period.

Why did you make the minor adjustments you mentioned?

With few opportunities to benefit from the yield curve or major shifts in duration, we tried to take advantage of pricing differentials that we perceived as advantageous for the Fund. The widening of agency spreads that occurred in the first half of the year may present investment opportunities going forward if yield spreads narrow and agencies outperform other securities.

Were there any problem securities in the Fund during the reporting period?

No. In the short-term bond market, the Fund focused on the highest-quality securities to avoid difficulties. The Fund had no exposure to emerging-market debt or other securities that may have faced problems during the first half of 1998.

Are there any active steps you can take to manage risk in the portfolio?

Yes. We monitor the credit quality of all of our securities. But we also watch the stock market for indicators of potential weakening in the corporate bond sector. We believe that the stock market is able to discount information much more quickly


--------------------------------------------------------------------------------
Collateralized Mortgage Obligation (CMO) A mortgage-backed bond that separates mortgage pools into different maturity classes, called tranches, which may offer different payouts over different periods.

Asset-backed securities Securities backed by loan paper or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

Mortgage-backed securities Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

Yield curve When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.
--------------------------------------------------------------------------------


================================================================================
+ Currently debt rated AAA has the highest rating assigned by Standard & Poor's and according to Standard & Poor's the obligor's capacity to meet its financial commitment on the obligation is extremely strong. These ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

================================================================================

than rating agencies can reflect it in their ratings. So if we see a stock's price begin to fall faster than the market and without apparent reason, it gives us a clue to reexamine the Fund's bond holdings in that company and ask what stock investors see that we don't. We believe tying our monitoring to stocks is an efficient way to detect--and possibly correct--problems before they affect the Fund.

What is your outlook going forward?

We believe the major factors influencing our strategy over the past year--Asian turmoil, inflation expectations, and reactions to the reduced Treasury financing--have been almost fully priced into the market. While we remain bullish on bonds for the longer term, unless market conditions change from those we experienced at the end of June, we plan to take a more neutral strategy in the third quarter. Because of the budget surplus, the need for new Treasury securities may be reduced. This may change the Treasury's financing calendar and provide opportunities along the yield curve. Whether that happens or not, however, the Fund will continue to seek to maximize total return consistent with liquidity, preservation of capital, and investment in short-term securities.

Ravi Akhoury
Edward J. Munshower
Portfolio Managers



================================================================================
Past performance is no guarantee of future results.

                                   [GRAPHIC]

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                             SHORT-TERM BOND FUND VS
                         SALOMON 1-3 YEAR TREASURY INDEX

                            INSTUTIONAL CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================

                Short-Term Bond Fund
                Institutional            Salomon 1-3 Year
                --------------------     ----------------
1/2/91          10,000                   10,000
91              11,130                   11,166
92              11,791                   11,870
93              12,459                   12,510
94              12,473                   12,577
95              13,754                   13,927
96              14,415                   14,636
97              15,299                   15,608
6/30/98         15,723                   16,078


                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                             SHORT-TERM BOND FUND VS
                         SALOMON 1-3 YEAR TREASURY INDEX

                              SERVICE CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================


                Short-Term Bond Fund
                Service                  Salomon 1-3 Year
                --------------------     ---------------
1/2/91          10,000                   10,000
91              11,130                   11,166
92              11,791                   11,870
93              12,459                   12,510
94              12,473                   12,577
95              13,728                   13,927
96              14,340                   14,636
97              15,198                   15,608
6/30/98         15,587                   16,078

o Short-Term Bond Fund -- Salomon 1-3 Year Treasury Index
Source: Lipper Analytical Services, Inc.
The graphs assume a $10,000 investment made on 1/2/91.


                                                      Total Return*                     SEC Average Annual Total Return*
PERFORMANCE                                         as of June 30, 1998                         as of June 30, 1998
---------------------------------------------------------------------------------------------------------------------------------
                                                        Year to Date                  One Year       Five Year    Since Inception
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund Institutional Class                    2.77%                       6.16%          5.18%           6.22%
Short-Term Bond Fund Service Class+                         2.56%                       5.90%          5.00%           6.10%
Average Lipper Short-Term U.S. Government Fund              2.64%                       5.94%          4.81%           5.82%
Salomon 1-3 Year Treasury Index                             3.01%                       6.80%          5.56%           6.53%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           Institutional Class Shares

                                                                           Total
                                                                          Return
Year end                                                                     %
--------                                                                  ------
1991                                                                      11.30
1992                                                                       5.94
1993                                                                       5.67
1994                                                                       0.11
1995                                                                      10.27
1996                                                                       4.81
1997                                                                       6.13
1998 (as of 6/30/98                                                        2.77


QUALITY BREAKDOWN++
(% of bonds as of June 30, 1998)
--------------------------------------------------------------------------------

Government/Agency                                                         81.51%
AAA                                                                       12.60%
AA                                                                         3.62%
A                                                                          2.27%
                                                                         ------
                                                                         100.00%


================================================================================
PORTFOLIO COMPOSITION
(% of net assets as of June 30, 1998)
--------------------------------------------------------------------------------
 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government & Agency Bonds                                            79.96%
Other Asset-Backed/Mortgage-Backed Securities                             12.36%
Certificates of Deposit                                                    3.55%
Cash, Equivalent & Other Assets                                            1.91%(S)
Domestic Bonds                                                             1.41
Other Goods                                                                0.81%


================================================================================
TOP 10 HOLDINGS
(% of net assets as of June 30, 1998)

--------------------------------------------------------------------------------

 1. US Treasury Note, 4/30/00, 6.75%                                      18.43%
 2. US Treasury Note, 11/30/99, 7.75%                                     16.27%
 3. FNMA, 3/15/01, 5.625%                                                 12.95%
 4. US Treasury Note, 8/31/00, 6.25%                                      12.50%
 5. US Treasury Note, 11/15/99, 7.875%                                    10.44%
 6. US Treasury Note, 2/15/00, 5.875%                                      4.57%
 7. NASCOR 1997-10 A2, 8/25/27, 6.50%                                      3.98%
 8. Mercantile Safe Deposit & Trust Co.,
    8/16/99, 6.30%                                                         3.55%
 9. US Treasury Note, 10/31/00, 5.75%                                      2.89%
10. FASI 1997-NAMC 2 FXA8, 7/25/27, 10.00%                                 2.38%


================================================================================
TOP 5 INDUSTRY HOLDINGS
(% of net assets as of June 30, 1998)
--------------------------------------------------------------------------------

1. US Government & Federal Agencies                                       79.96%
2. Residential Mortgage Loans                                             10.45%
3. Banks                                                                   3.55%
4. Recreational Vehicles                                                   1.90%
5. Food, Beverage & Tobacco                                                1.41%


Average Maturity            1.9 years
(as of 6/30/98)


================================================================================
* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

++ Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

(S)  Adjusted for liabilities.

SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

LONG-TERM INVESTMENTS (98.1%)+
ASSET-BACKED SECURITY (1.9%)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE

                    -----------------------------------------------------------
RECREATIONAL VEHICLES (1.9%)
Fleetwood Credit Corp.
 Grantor Trust
 Series 1996-A Class A
 6.75%, due 10/17/11.................................. $   799,650 $    807,814
                                                                   ------------
Total Asset-Backed Security
 (Cost $799,080)......................................                  807,814
                                                                   ------------
CERTIFICATE OF DEPOSIT (3.6%)
BANKS (3.6%)
Mercantile Safe Deposit & Trust Co., Baltimore, MD
 6.30%, due 8/16/99...................................   1,500,000    1,507,050
                                                                   ------------
Total Certificate of Deposit
 (Cost $1,500,000)....................................                1,507,050
                                                                   ------------
CORPORATE BONDS (1.4%)
FOOD, BEVERAGE & TOBACCO (1.4%)
Philip Morris Companies, Inc.
 6.15%, due 3/15/10 (c)...............................     600,000      599,460
                                                                   ------------
Total Corporate Bonds
 (Cost $599,693)......................................                  599,460
                                                                   ------------
MORTGAGE-BACKED SECURITIES (10.5%)
RESIDENTIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS) (10.5%)
Financial Asset Securitization, Inc.
 Series 1997-NAMC 2
 Class FXA8
 10.00%, due 7/25/27 (b)..............................     970,897    1,010,034
Norwest Asset Securities Corp.
 Series 1997-10 Class A2
 6.50%, due 8/25/27...................................   1,685,000    1,688,117
Residential Asset Securitization Trust
 Series 1997-A8 Class A2
 10.00%, due 10/25/27.................................     889,929      965,573
Structured Asset Securities Corp.
 Series 1996-2 Class A1
 7.00%, due 8/25/26...................................     767,443      770,659
                                                                   ------------
Total Mortgage-Backed Securities
 (Cost $4,468,695)....................................                4,434,383
                                                                   ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (79.9%)
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (12.9%)
 5.625%, due 3/15/01 (d)..............................   5,500,000    5,492,685
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I (MORTGAGE PASS-THROUGH SECURITY)
 (1.9%)
 8.00%, due 8/19/28 TBA (a)...........................     785,000      813,213
                                                                   ------------

--------
+ Percentages indicated are based on Fund net assets.

                                                  PRINCIPAL
                                                   AMOUNT        VALUE

                    ----------------------------------------------------------
UNITED STATES TREASURY NOTES (65.1.%)
 5.75%, due 10/31/00 (d)........................ $ 1,220,000  $  1,225,722
 5.875%, due 2/15/00............................   1,930,000     1,940,557
 6.25%, due 8/31/00 (d).........................   5,225,000     5,301,755
 6.75%, due 4/30/00 (d).........................   7,655,000     7,816,444
 7.75%, due 11/30/99............................   6,700,000     6,899,928
 7.875%, due 11/15/99 (d).......................   4,295,000     4,426,513
                                                              ------------
                                                                27,610,919
                                                              ------------
Total U.S. Government & Federal Agencies
 (Cost $33,967,462).............................                33,916,817
                                                              ------------
YANKEE BONDS (0.8%)
MULTI-INDUSTRIAL (0.8%)
Tyco International Group, S.A.
 6.125%, due 6/15/01............................     345,000       345,214
                                                              ------------
Total Yankee Bonds
 (Cost $344,703)................................                   345,214
                                                              ------------
Total Long-Term Investments
 (Cost $41,679,633).............................                41,610,738
                                                              ------------
SHORT-TERM
INVESTMENT (2.7%)
COMMERCIAL PAPER (2.7%)
Prudential Funding Corp.
 6.30%, due 7/1/98..............................   1,150,000     1,150,000
                                                              ------------
Total Short-Term Investment
 (Cost $1,150,000)..............................                 1,150,000
                                                              ------------
Total Investments
 (Cost $42,829,633) (e).........................       100.8%   42,760,738 (f)
Liabilities in Excess of
 Cash and Other Assets..........................        (0.8)     (341,237)
                                                 -----------  ------------
Net Assets......................................       100.0% $ 42,419,501
                                                 ===========  ============

--------
(a) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(b) Segregated as collateral for TBA.
(c) Floating rate. Rate shown is the rate in effect at June 30, 1998.
(d) Represents securities out on loan or a portion which is out on loan.
(e) The cost for Federal income tax purposes is $42,842,858.
(f) At June 30, 1998 net unrealized depreciation was $82,120, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $63,617 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $145,737.
 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
SHORT-TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of June 30, 1998 (Unaudited)           For the six months ended June 30,
                                          1998 (Unaudited)

ASSETS:
 Investment in securities, at value (identified cost $42,829,633).. $42,760,738
 Cash..............................................................       2,826
 Collateral held for securities loaned, at value
  (Note 6).........................................................   9,039,913
 Receivables:
 Investment securities sold........................................   1,110,000
 Interest..........................................................     517,821
 Fund shares sold..................................................      66,509
                                                                    -----------
   Total assets....................................................  53,497,807
                                                                    -----------
LIABILITIES:
 Securities lending collateral, at value
  (Note 6).........................................................   9,039,913
 Payables:
 Investment securities purchased...................................   1,964,850
 Fund shares redeemed..............................................      26,927
 MainStay Management...............................................      10,583
 Custodian.........................................................       7,007
 Transfer agent....................................................       2,336
 Accrued expenses..................................................      26,690
                                                                    -----------
   Total liabilities...............................................  11,078,306
                                                                    -----------
 Net assets........................................................ $42,419,501
                                                                    ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1 billion shares authorized
 Institutional Class............................................... $     4,264
 Institutional Service Class.......................................         134
 Additional paid-in capital........................................  48,234,200
 Accumulated undistributed net investment income...................   1,261,468
 Accumulated net realized loss on investments...................... (7,011,670)
 Net unrealized depreciation on investments........................    (68,895)
                                                                    -----------
 Net assets........................................................ $42,419,501
                                                                    ===========
Institutional Class
 Net assets applicable to outstanding shares....................... $41,135,112
                                                                    ===========
 Shares of capital stock outstanding...............................   4,264,088
                                                                    ===========
 Net asset value per share outstanding............................. $      9.65
                                                                    ===========
Institutional Service Class
 Net assets applicable to outstanding shares....................... $ 1,284,389
                                                                    ===========
 Shares of capital stock outstanding...............................     133,548
                                                                    ===========
 Net asset value per share outstanding............................. $      9.62
                                                                    ===========

INVESTMENT INCOME:
 Income:
 Interest........................................................... $1,383,164
                                                                     ----------
 Expenses:
 Management.........................................................    124,114
 Professional.......................................................     15,973
 Transfer agent.....................................................     13,634
 Registration.......................................................     11,803
 Custodian..........................................................      6,190
 Shareholder communication..........................................      3,932
 Service............................................................      1,685
 Directors..........................................................        544
 Miscellaneous......................................................      8,328
                                                                     ----------
   Total expenses before
    reimbursement...................................................    186,203
 Expense reimbursement from Manager.................................    (60,404)
                                                                     ----------
   Net expenses.....................................................    125,799
                                                                     ----------
 Net investment income..............................................  1,257,365
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments...................................    105,257
 Net change in unrealized appreciation on investments...............  (202,703)
                                                                     ----------
 Net realized and unrealized loss on investments....................   (97,446)
                                                                     ----------
 Net increase in net assets resulting from operations............... $1,159,919
                                                                     ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT-TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                        1998          1997
                                                    ------------  ------------
DECREASE IN NET ASSETS:
 Operations:
 Net investment income............................. $  1,257,365  $  3,208,385
 Net realized gain (loss) on investments...........      105,257      (245,150)
 Net change in unrealized appreciation on
  investments......................................     (202,703)      107,487
                                                    ------------  ------------
 Net increase in net assets resulting from
  operations.......................................    1,159,919     3,070,722
                                                    ------------  ------------
 Dividends to shareholders:
 From net investment income:
  Institutional Class..............................          --     (3,108,772)
  Institutional Service Class......................          --        (95,584)
                                                    ------------  ------------
   Total dividends to shareholders.................          --     (3,204,356)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................    6,196,114    19,252,118
  Institutional Service Class......................      170,860       803,378
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
  Institutional Class..............................          --      3,108,769
  Institutional Service Class......................          --         95,581
                                                    ------------  ------------
                                                       6,366,974    23,259,846
 Cost of shares redeemed:
  Institutional Class..............................  (12,860,846)  (33,366,279)
  Institutional Service Class......................     (406,284)     (720,752)
                                                    ------------  ------------
  Decrease in net assets derived from capital
   share transactions..............................   (6,900,156)  (10,827,185)
                                                    ------------  ------------
  Net decrease in net assets.......................   (5,740,237)  (10,960,819)
NET ASSETS:
 Beginning of period...............................   48,159,738    59,120,557
                                                    ------------  ------------
 End of period..................................... $ 42,419,501  $ 48,159,738
                                                    ============  ============
 Accumulated undistributed net investment income at
  end of period ................................... $  1,261,468  $      4,103
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                  INSTITUTIONAL
                                                    INSTITUTIONAL    SERVICE
                                                        CLASS         CLASS
                                                    ------------- -------------
                                                            SIX MONTHS
                                                               ENDED
                                                          JUNE 30, 1998*
                                                    ---------------------------

Net asset value at beginning of period.............   $   9.39      $   9.38
                                                      --------      --------
Net investment income..............................       0.29          0.27
Net realized and unrealized gain (loss) on
 investments.......................................      (0.03)        (0.03)
                                                      --------      --------
Total from investment operations...................       0.26          0.24
                                                      --------      --------
Less dividends and distributions:
From net investment income.........................        --            --
From net realized gain on investments..............        --            --
In excess of net investment income.................        --            --
In excess of net realized gain on investments......        --            --
                                                      --------      --------
Total dividends and distributions..................        --            --
                                                      --------      --------
Net asset value at end of period...................   $   9.65      $   9.62
                                                      ========      ========
Total investment return(a).........................       2.77%         2.56%
Ratios (to average net assets)/Supplemental Data:
 Net investment income.............................       6.09%+        5.84%+
 Net expenses......................................       0.60%+        0.85%+
 Expenses (before reimbursement)...................       0.89%+        1.14%+
Portfolio turnover rate............................         60%           60%
Net assets at end of period (in 000's).............   $ 41,135      $  1,285

--------
 * Unaudited.
 + Annualized.
(a) Total return is not annualized.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

               INSTITUTIONAL               INSTITUTIONAL               INSTITUTIONAL
INSTITUTIONAL     SERVICE    INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE
    CLASS          CLASS         CLASS         CLASS         CLASS         CLASS     INSTITUTIONAL CLASS
-------------  ------------- ------------- ------------- ------------- ------------- --------------------
                                        YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------------
           1997                         1996                        1995               1994       1993
---------------------------- --------------------------- --------------------------- ---------  ---------

  $   9.48       $   9.46      $   9.68      $   9.67      $   9.37      $   9.37    $   10.33  $   11.23
  --------       --------      --------      --------      --------      --------    ---------  ---------
      0.67           0.64          0.66          0.64          0.65          0.64         0.97       0.72
     (0.09)         (0.08)        (0.20)        (0.21)         0.31          0.30        (0.96)     (0.12)
  --------       --------      --------      --------      --------      --------    ---------  ---------
      0.58           0.56          0.46          0.43          0.96          0.94         0.01       0.60
  --------       --------      --------      --------      --------      --------    ---------  ---------
     (0.67)         (0.64)        (0.66)        (0.64)        (0.65)        (0.64)       (0.97)     (1.36)
       --             --            --            --            --            --           --       (0.04)
       --             --            --            --            --            --           --       (0.02)
       --             --            --            --            --            --           --       (0.08)
  --------       --------      --------      --------      --------      --------    ---------  ---------
     (0.67)         (0.64)        (0.66)        (0.64)        (0.65)        (0.64)       (0.97)     (1.50)
  --------       --------      --------      --------      --------      --------    ---------  ---------
  $   9.39       $   9.38      $   9.48      $   9.46      $   9.68      $   9.67    $    9.37  $   10.33
  ========       ========      ========      ========      ========      ========    =========  =========
      6.13%          5.98%         4.81%         4.46%        10.27%        10.07%        0.11%      5.67%
      6.24%          5.99%         5.85%         5.60%         6.38%         6.13%        5.90%      6.32%
      0.60%          0.85%         0.60%         0.85%         0.60%         0.85%        0.60%      0.55%
      0.82%          1.07%         0.79%         1.04%         0.82%         1.07%        0.72%      0.68%
       153%           153%          195%          195%          171%          171%         269%       232%
  $ 46,674       $  1,485      $ 57,805      $  1,316      $ 50,902      $  1,128    $  62,340  $ 148,846

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
-------------------------------------------------------------------------------
NOTE 1--Organization and Business:
-------------------------------------------------------------------------------

MainStay Institutional Funds Inc. (the "Company") was incorporated in the state of Maryland on September 21, 1990 and commenced operations on January 2, 1991. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, ("Investment Company Act"). As of June 30, 1998 the Company has eleven separate investment portfolios: EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund, International Equity
Fund, Multi-Asset Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, International Bond Fund, Money Market Fund and Short-Term Bond Fund (individually or collectively referred to as a "Fund" or the "Funds").

  The International Bond Fund and the International Equity Fund commenced operations on January 1, 1995.

  Each Fund currently offers two classes of shares as follows: Institutional Class shares and Institutional Service Class shares. The Company has adopted a Shareholder Services Plan with respect to the Institutional Service Class of each Fund. The Institutional Class shares and Institutional Service Class shares are substantially the same, except that the Institutional Service Class shares bear the fees payable under the Shareholder Services Plan at an annual rate of 0.25% of the average daily net assets of the outstanding Institutional Service Class shares ("Shareholder Service Fee"). The distribution of Institutional Service Class shares commenced on January 1, 1995.

  The investment objectives for each of the Funds of the Company are as follows:

  The EAFE Index Fund seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index.

  The Growth Equity Fund seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

  The Indexed Equity Fund seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.

  The International Equity Fund seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

  The Multi-Asset Fund seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

  The Value Equity Fund seeks maximum long-term total return from a combination of capital growth and income. The Fund is not designed or managed primarily to produce current income.

  The Bond Fund seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

  The Indexed Bond Fund seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Salomon Brothers Broad Investment Grade Bond Index.

  The International Bond Fund seeks to provide total return by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

  The Money Market Fund seeks to provide a high level of current income while preserving capital and maintaining liquidity.

  The Short-Term Bond Fund seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

-------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
-------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Class of shares of each Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each Class of shares is determined by taking the current market value of total assets attributable to that Class, subtracting the liabilities attributable to that Class, and dividing the result by the outstanding shares of that Class.

The Money Market Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

                                      (B)

SECURITIES VALUATION. Portfolio securities of the Money Market Fund are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

  Portfolio securities of each of the other Funds are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, the mean between the closing bid price and asked price; (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System; (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the bid price supplied through such system; (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's sub-adviser if such prices are deemed to be representative of market values at the regular close of business of the Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by a Fund's sub-adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by a Fund's sub-adviser to be representative of market values at the regular close of business of the Exchange; (f) by appraising options and futures contracts at the last sale price on the market where any such option or futures are principally traded; and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's sub-adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Company's Board of Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

  Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Funds' calculation of net asset values unless a Fund's sub-adviser deems that the particular event would materially affect such Fund's net asset value, in which case an adjustment will be made.

                                      (C)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no Federal income or excise tax provision is required.

  Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (D)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are recorded on the ex-dividend date. For the Money Market Fund, dividends are declared daily and paid monthly. Each of the other Funds intends to declare and pay substantially all of their net investment income and net realized gains at least once a year. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (E)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities, other than short-term securities, purchased for all Funds are accreted on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Premiums on securities purchased are not amortized for any Fund except the Money Market Fund which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (F)

ORGANIZATION COSTS. Organization costs incurred for the International Bond Fund and the International Equity Fund are being amortized over a maximum period of 60 months beginning January 1, 1995, the date such Funds commenced operations. In the event that any of the initial shares purchased by affiliates of New York Life Insurance Company ("New York Life"), are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed bears to the total number of initial shares purchased.

                                      (G)

EXPENSES. Expenses with respect to any two or more Funds are allocated in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

  The investment income and expenses (other than expenses incurred under the Shareholder Services Plan), and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                      (I)

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Company are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

    (i)market value of investment securities, other assets and liabilities-- at the valuation date

    (ii)income and expenses--at the date of such transactions.

  The assets and liabilities are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

  Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency transactions, net currency gains and losses realized as a result of differences between the amounts of security sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. The International Bond Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities at period-end exchange rates are reflected in unrealized foreign exchange gains or losses.

  There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

EAFE INDEX FUND

Foreign cash held at June 30, 1998:

                       CURRENCY                    COST        VALUE
        --------------------------------------------------- -----------
        Pound Sterling          (Pounds) 11,000 $    16,833 $    18,355
                                                =========== ===========

INTERNATIONAL EQUITY FUND

Foreign cash held at June 30, 1998:

                       CURRENCY                    COST        VALUE
        --------------------------------------------------- -----------
        Austrian Schilling      AS        1,065 $        83 $        84
        Belgian Franc           BF    2,712,071      73,514      72,884
        Canadian Dollar         C$    9,801,816   6,695,001   6,665,186
        Deutsche Mark           DM    1,876,947   1,037,062   1,039,861
        French Franc            FF    1,034,994     172,898     171,187
        Hong Kong Dollar        HK   14,469,051   1,867,332   1,867,318
        Italian Lira            IL   74,979,365      42,415      42,213
        Japanese Yen            (Yen)10,104,683      71,286      72,804
        Netherland Guilder      NG 12,873,799     6,323,579   6,328,682
        New Zealand Dollar      N$        9,112       4,818       4,730
        Norwegian Krone         NK        4,547         618         593
        Portuguese Escudo       PE   20,821,575     114,076     112,728
        Pound Sterling          (Pounds) 52,466      87,454      87,539
        Spanish Peseta          SP    1,300,590       8,583       8,495
                                                ----------- -----------
                                                $16,498,719 $16,474,304
                                                =========== ===========

INTERNATIONAL BOND FUND

Foreign cash held at June 30, 1998:

                       CURRENCY                    COST        VALUE
        --------------------------------------------------- -----------
        Canadian Dollar         C$      349,693 $   237,933 $   237,790
        Danish Krone            DK          161          24          23
        Deutsche Mark           DM      519,484     288,458     287,803
        European Currency Unit  ECU          11          12          12
        French Franc            FF          944         159         156
        Italian Lira            IL      138,301          79          78
        Norwegian Krone         NK        5,671         743         739
        South African Rand      ZAR         959         188         163
        Spanish Peseta          SP        8,286          55          54
        Swedish Krona           SK      650,000      80,256      81,506
                                                ----------- -----------
                                                $   607,907 $   608,324
                                                =========== ===========

                                      (J)

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Forward currency contracts are used for hedging purposes. (see Note 5).

INTERNATIONAL EQUITY FUND

Forward foreign currency contracts open at June 30, 1998:

                                                                    UNREALIZED
                               CONTRACT AMOUNT   CONTRACT AMOUNT  APPRECIATION/
                                    SOLD            PURCHASED     (DEPRECIATION)
                              ----------------- ----------------- --------------
FOREIGN CURRENCY SALE CON-
 TRACTS
--------------------------
Australian Dollar vs. U.S.
 Dollar, expiring 7/10/98...  AD      1,917,250 $       1,134,053   $ (53,480)
Deutsche Mark vs. Italian
 Lira, expiring 7/14/98.....  DM      4,403,205  IL 4,342,000,000       2,934
Deutsche Mark vs. Pound
 Sterling, expiring 7/1/98..  DM     28,028,951 (Pounds)9,483,650     294,974
Deutsche Mark vs. Spanish
 Peseta, expiring 7/14/98...  DM      4,275,797 SP    362,975,000       1,078
Deutsche Mark vs. U.S. Dol-
 lar, expiring 7/24/98......  DM     19,745,027 $      11,020,541      64,835
Deutsche Mark vs. U.S. Dol-
 lar, expiring 7/24/98......  DM      9,643,000 $       5,322,185     (28,321)
Italian Lira vs. Deutsche
 Mark, expiring 7/14/98.....  IL  4,342,000,000 DM      4,384,973     (13,043)
Pound Sterling vs. Deutsche
 Mark, expiring 7/1/98......  (Pounds)9,483,650 DM     28,205,548    (197,136)
Pound Sterling vs. Deutsche
 Mark, expiring 9/30/98.....  (Pounds)2,033,200 DM      6,058,936         601
Spanish Peseta vs. Deutsche
 Mark, expiring 7/14/98.....  SP    423,745,000 DM      4,988,052      (3,259)
FOREIGN CURRENCY BUY CON-      CONTRACT AMOUNT   CONTRACT AMOUNT
 TRACTS                           PURCHASED           SOLD
-------------------------     ----------------- -----------------
Australian Dollar vs. U.S.
 Dollar, expiring 7/10/98...  AD      1,917,250 $       1,167,030      20,503
Deutsche Mark vs. U.S. Dol-
 lar, expiring 7/24/98......  DM      2,547,360 $       1,419,300      (5,874)
                                                                    ---------
Net unrealized appreciation
 on forward foreign currency
 contracts..................                                        $  83,812
                                                                    =========

INTERNATIONAL BOND FUND

Forward foreign currency contracts open at June 30, 1998:

                                                                    UNREALIZED
                               CONTRACT AMOUNT   CONTRACT AMOUNT  APPRECIATION/
                                    SOLD            PURCHASED     (DEPRECIATION)
                              ----------------- ----------------- --------------
FOREIGN CURRENCY SALE CON-
 TRACTS
--------------------------
Australian Dollar vs. U.S.
 Dollar, expiring 7/6/98....  A$      2,690,000 $       1,758,588   $  92,520
Australian Dollar vs. U.S.
 Dollar, expiring 7/6/98-
 7/10/98....................  A$      4,663,850 $       2,781,008    (107,714)
Canadian Dollar vs. U.S.
 Dollar, expiring 7/22/98...  C$      3,925,000 $       2,672,977       2,619
Danish Krone vs. Deutsche
 Mark, expiring 9/22/98.....  DK     10,300,000 DM      2,700,718         606
Deutsche Mark vs. French
 Franc, expiring 8/18/98....  DM      5,955,043 FF     19,970,000       3,859
Deutsche Mark vs. Irish
 Punt, expiring 7/1/98......  DM        586,699 IP        233,000         (31)
Deutsche Mark vs. Italian
 Lira, expiring 7/14/98.....  DM        121,292 IL    120,000,000         303
Deutsche Mark vs. Pound
 Sterling, expiring 7/1/98..  DM     20,911,685 (Pounds)7,114,200     284,628
Deutsche Mark vs. Spanish
 Peseta, expiring 7/14/98...  DM        869,903 SP     73,900,000         568
Deutsche Mark vs. Swiss
 Franc, expiring 9/29/98....  DM        604,885 CF        505,000        (960)
Deutsche Mark vs. U.S. Dol-
 lar, expiring 7/24/98......  DM      7,221,502 $       4,029,357      22,441
Irish Punt vs. Deutsche
 Mark, expiring 7/1/98......  IP        233,000 DM        586,205        (243)
New Zealand Dollar vs. U.S.
 Dollar, expiring 7/13/98...  N$      2,270,740 $       1,123,150     (54,540)
Norwegian Krone vs. Deutsche
 Mark, expiring 9/14/98.....  NK      8,162,050 DM      1,933,448      10,573
Pound Sterling vs. Deutsche
 Mark, expiring 7/1/98-
 9/30/98....................  (Pounds)7,711,850 DM     22,950,396    (141,699)
Swedish Krone vs. Deutsche
 Mark, expiring 8/11/98.....  SK     16,729,000 DM      3,884,864      56,568
Swedish Krone vs. Deutsche
 Mark, expiring 8/11/98.....  SK      4,000,000 DM        902,955        (882)
                               CONTRACT AMOUNT   CONTRACT AMOUNT
                                  PURCHASED           SOLD
                              ----------------- -----------------
FOREIGN CURRENCY BUY CON-
 TRACTS
-------------------------
Australian Dollar vs. U.S.
 Dollar, expiring 7/6/98....  A$      2,845,600 $       1,751,040      11,400
Australian Dollar vs. U.S.
 Dollar, expiring 7/6/98....  A$        850,300 $         539,643     (13,004)
Deutsche Mark vs. U.S. Dol-
 lar, expiring 7/24/98......  DM        152,379 $          84,900        (351)
New Zealand Dollar vs. U.S.
 Dollar, expiring 7/13/98...  N$      2,270,740 $       1,133,235      44,454
                                                                    ---------
Net unrealized appreciation
 on forward foreign currency
 contracts..................                                        $ 211,115
                                                                    =========

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

                                      (K)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Futures contracts are used for hedging purposes (see Note 5).

                                      (L)

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (M)

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

-------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
-------------------------------------------------------------------------------

                                      (A)

MANAGER AND SUB-ADVISERS. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as manager and provides management services to the Company under a Management Agreement. MacKay-Shields Financial Corporation ("MacKay-Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to the Growth Equity Fund, International Equity Fund, Value Equity Fund, Bond Fund, International Bond Fund and the Short-Term Bond Fund under a Sub-Advisory Agreement with the Manager. New York Life serves as sub-adviser to the Money Market Fund under a Sub-Advisory agreement with the Manager. Monitor Capital Advisors Inc. ("Monitor Capital"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to the EAFE Index Fund, Indexed Equity Fund, Multi-Asset Fund and Indexed Bond Fund under a Sub-Advisory Agreement with the Manager.

  The Company, on behalf of each Fund, pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

   EAFE Index Fund............. .95%
   Growth Equity Fund.......... .85%
   Indexed Equity Fund......... .50%
   International Equity Fund... .85%
   Multi-Asset Fund............ .65%
   Value Equity Fund........... .85%

                        Bond Fund................... .75%
                        Indexed Bond Fund........... .50%
                        International Bond Fund..... .80%
                        Money Market Fund........... .50%
                        Short-Term Bond Fund........ .60%

  Pursuant to the terms of the Sub-Advisory Agreements between the Manager and each of the above referenced sub-advisers, the Manager pays each Fund's respective sub-adviser a monthly fee at an annual rate of average daily net assets of that Fund as follows:

EAFE Index Fund............. .15%
Growth Equity Fund.......... .25%
Indexed Equity Fund......... .10%
International Equity Fund... .35%
Multi-Asset Fund............ .15%
Value Equity Fund........... .25%

Bond Fund................. .20%
Indexed Bond Fund......... .10%
International Bond Fund... .30%
Money Market Fund......... .10%
Short-Term Bond Fund...... .15%

  The Manager voluntarily agreed to assume the portion of the Fund's operating expenses for the six months ended June 30, 1998, for the following Funds to the extent the expenses (excluding service fees) on an annualized basis exceeded the indicated percentages:

EAFE Index Fund............   .94%
Indexed Equity Fund........   .30%
International Equity Fund..  1.00%
Bond Fund..................   .75%

Indexed Bond Fund......... .50%
International Bond Fund... .95%
Money Market Fund......... .50%
Short-Term Bond Fund...... .60%

  In connection with the voluntary expense limitations, the Manager assumed the following expenses for the six months ended June 30, 1998:

EAFE Index Fund......  $  107,794
Indexed Equity Fund..   1,493,761**
International Equity
 Fund................      10,500
Bond Fund............      93,107

Indexed Bond Fund....... $ 95,070
International Bond
 Fund...................   36,403
Money Market Fund.......  182,640
Short-Term Bond Fund....   60,404

--------
** For the Indexed Equity Fund the manager assumed $1,199,997, Monitor Capital the sub-adviser assumed $293,764.

  The Growth Equity Fund, Multi-Asset Fund and the Value Equity Fund do not have a voluntary expense limitation.

  These voluntary expense limitations will remain in effect through December 31, 1998, after which they may be terminated or revised at anytime.

                                      (B)

SERVICE FEES. In accordance with the Shareholder Services Plan, New York Life has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to Institutional Service Class shareholders. For its services, New York Life is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Institutional Service Class of each Fund.

                                      (C)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

                                      (D)

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly-owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS"), by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1998, BFDS acted as transfer, dividend disbursing and shareholder servicing agent. Transfer agent expenses paid to MSS for the period May 1, 1998 through June 30, 1998 were as follows:

EAFE Index Fund......... $  4,499
Growth Equity Fund......   60,160
Indexed Equity Fund.....    7,150
International Equity
 Fund...................    4,446
Multi-Asset Fund........   61,230
Value Equity Fund.......  113,666

Bond Fund................. $4,902
Indexed Bond Fund.........  4,492
International Bond Fund...  4,244
Money Market Fund.........  6,152
Short-Term Bond Fund......  4,668

                                      (E)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor Capital or NYLIFE Distributors, are paid an annual fee of $24,000 and $1,000 for each Board of Directors and Committee meeting attended plus reimbursement for travel and out-of-pocket expenses.

                                      (F)

CAPITAL. The Funds have been advised that at June 30, 1998 affiliates of New York Life owned a significant number of shares of the Funds with the following market values:

EAFE Index Fund....  $   44,278,000
Growth Equity
 Fund..............     745,460,768
Indexed Equity
 Fund..............   1,078,836,236
International
 Equity Fund.......     104,677,929
Multi-Asset Fund...     339,095,765
Value Equity Fund..     813,315,251

Bond Fund............ $141,459,936
Indexed Bond Fund....  121,681,524
International Bond
 Fund................   47,494,625
Money Market Fund....  138,546,602
Short-Term Bond
 Fund................   14,207,784

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

                                      (G)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Funds. For the six months ended June 30, 1998, these fees were as follows:

EAFE Index Fund......... $ 1,578
Growth Equity Fund......  21,331
Indexed Equity Fund.....  30,752
International Equity
 Fund...................   3,401
Multi-Asset Fund........  12,464
Value Equity Fund.......  28,605

Bond Fund................. $4,876
Indexed Bond Fund.........  3,613
International Bond Fund...  1,377
Money Market Fund.........  7,484
Short-Term Bond Fund......  1,183

-------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
-------------------------------------------------------------------------------

At December 31, 1997, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Funds intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose during the year after October 31, 1997 as if they arose on January 1, 1998.

                                CAPITAL LOSS                     CAPITAL LOSS
                              AVAILABLE THROUGH AMOUNT (000'S) DEFERRED (000'S)
                              ----------------- -------------- ----------------
   EAFE Index Fund...........                      $     0          $  135
                                                   =======          ======
   International Equity
    Fund.....................                      $     0          $5,288
                                                   =======          ======
   Bond Fund.................       2002           $10,864
                                    2004             1,625
                                                   -------
                                                   $12,489          $  213
                                                   =======          ======
   Indexed Bond Fund.........       2004           $ 1,439
                                    2005                44
                                                   -------
                                                   $ 1,483          $  120
                                                   =======          ======
   Money Market Fund.........                      $     0          $    4
                                                   =======          ======
   Short-Term Bond Fund......       2001           $   164
                                    2002             4,478
                                    2003             1,770
                                    2004               485
                                    2005               173
                                                   -------
                                                   $ 7,070          $   22
                                                   =======          ======

The Multi-Asset Fund intends to elect to treat for Federal income tax purposes approximately $11,032 of qualifying foreign exchange losses that arose during the year after October 31, 1997 as if they arose on January 1, 1998. The Bond Fund utilized $1,757,701 of capital loss carryforwards during the prior year.

-------------------------------------------------------------------------------
NOTE 5--Financial Investments:
-------------------------------------------------------------------------------

The EAFE Index Fund's, International Equity Fund's, Multi-Asset Fund's and International Bond Fund's use of forward contracts, involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of each Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects each Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

  The EAFE Index Fund's and Multi-Asset Fund's use of forward foreign currency exchange contracts are intended to minimize the risk of loss to the Fund from adverse changes in the relationship between U.S. dollar and foreign currencies. The International Equity Fund and International Bond Fund enter into forward currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates.

   The EAFE Index Fund's, Indexed Equity Fund's, Multi-Asset Fund's and Indexed Bond Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of each Fund's involvement in open futures positions. Risks arise from possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

  The EAFE Index Fund and Indexed Equity Fund invests in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Multi-Asset Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints. The Indexed Bond Fund invests in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

-------------------------------------------------------------------------------
NOTE 6--Portfolio Securities Loaned:
-------------------------------------------------------------------------------

At June 30, 1998, the Bond Fund and Short-Term Bond Fund had portfolio securities with a fair market value of $29,688,900 and $8,766,265, respectively, on loan to broker-dealers and government securities dealers.

Cash collateral received by the Bond Fund and Short-Term Bond Fund are invested in investment grade commercial paper, or other securities in accordance with the Funds' Securities Lending Procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While these Funds invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Funds bear the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $50,918 and $3,197, net of broker fees and rebates, respectively, for the six months ended June 30, 1998 which is included as interest income on the Statement of Operations.

-------------------------------------------------------------------------------
NOTE 7--Line of Credit:
-------------------------------------------------------------------------------

The Funds maintain a line of credit of $375,000,000 with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .06% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the Funds based upon net assets. Interest on any such borrowings is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at June 30, 1998.

--------------------------------------------------------------------------------
NOTE 8--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six months ended June 30, 1998, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                            EAFE Index       Growth Equity    Indexed Equity   International Equity
                               Fund              Fund              Fund                Fund
                         PURCHASES  SALES  PURCHASES  SALES  PURCHASES  SALES   PURCHASES    SALES
                       ------------------------------------------------------------------------------
U.S. Government securi-
 ties                     $  --    $   --  $    --   $   --  $    --   $   --  $      --   $      --
All others                 6,301    11,826  102,736   88,682  177,625   18,257     36,093      29,335
                       ------------------------------------------------------------------------------
Total                     $6,301   $11,826 $102,736  $88,682 $177,625  $18,257 $   36,093  $   29,335
                       ------------------------------------------------------------------------------
                       ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE 9--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares were as follows:

                                        EAFE Index                                             Growth Equity
                                           Fund                                                    Fund
                  Institutional Institutional Institutional Institutional Institutional Institutional Institutional Institutional
                      Class     Service Class     Class     Service Class     Class     Service Class     Class     Service Class
                  ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
                       Six months ended               Year ended               Six months ended               Year ended
                         June 30, 1998                   1997                    June 30, 1998                   1997
                  -----------------------------------------------------------------------------------------------------
Shares sold           1,110            4            766            9           2,404            50         7,615           160
Shares issued in
 reinvestment of
 dividends and
 distributions          --           --           1,467           12             --            --          2,018            28
                  -----------------------------------------------------------------------------------------------------
                      1,110            4          2,233           21           2,404            50         9,633           188
Shares redeemed      (1,604)          (3)        (3,202)          (6)         (2,166)          (47)       (6,715)          (78)
                  -----------------------------------------------------------------------------------------------------
Net increase
 (decrease)            (494)           1           (969)          15             238             3         2,918           110
                  -----------------------------------------------------------------------------------------------------
                  -----------------------------------------------------------------------------------------------------
                                        Multi-Asset                                            Value Equity
                                           Fund                                                    Fund
                  Institutional Institutional Institutional Institutional Institutional Institutional Institutional Institutional
                      Class     Service Class     Class     Service Class     Class     Service Class     Class     Service Class
                  ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
                       Six months ended               Year ended               Six months ended               Year ended
                         June 30, 1998                   1997                    June 30, 1998                   1997
                  -----------------------------------------------------------------------------------------------------
Shares sold           2,497          341          3,058          260           3,407            60        10,407           287
Shares issued in
 reinvestment of
 dividends and
 distributions          --           --           3,152           74             --            --          9,661           105
                  -----------------------------------------------------------------------------------------------------
                      2,497          341          6,210          334           3,407            60        20,068           392
Shares redeemed      (1,918)         (67)        (2,779)         (84)         (5,654)          (75)      (11,665)         (649)
                  -----------------------------------------------------------------------------------------------------
Net increase
 (decrease)             579          274          3,431          250          (2,247)          (15)        8,403          (257)
                  -----------------------------------------------------------------------------------------------------
                  -----------------------------------------------------------------------------------------------------
                                    International Bond                                         Money Market
                                           Fund                                                    Fund
                  Institutional Institutional Institutional Institutional Institutional Institutional Institutional Institutional
                      Class     Service Class     Class     Service Class     Class     Service Class     Class     Service Class
                  ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
                       Six months ended               Year ended               Six months ended               Year ended
                         June 30, 1998                   1997                    June 30, 1998                   1997
                  -----------------------------------------------------------------------------------------------------
Shares sold             464            2            137            5         123,854        45,518       383,542        90,079
Shares issued in
 reinvestment of
 dividends and
 distributions          --           --             567            3           5,164         1,750         7,733         2,387
                  -----------------------------------------------------------------------------------------------------
                        464            2            704            8         129,018        47,268       391,275        92,466
Shares redeemed        (158)          (3)          (546)          (5)       (125,851)      (24,243)     (311,713)      (62,902)
                  -----------------------------------------------------------------------------------------------------
Net increase
 (decrease)             306           (1)           158            3           3,167        23,025        79,562        29,564
                  -----------------------------------------------------------------------------------------------------
                  -----------------------------------------------------------------------------------------------------

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

--------------------------------------------------------------------------------

   Multi-Asset        Value Equity           Bond          Indexed Bond    International Bond    Short-Term Bond
      Fund                Fund               Fund              Fund               Fund                Fund
PURCHASES   SALES  PURCHASES  SALES   PURCHASES  SALES   PURCHASES  SALES  PURCHASES   SALES    PURCHASES  SALES
-----------------------------------------------------------------------------------------------------------------
$   --     $   --  $    --   $    --  $268,149  $266,959  $37,629  $10,292  $     --  $     --   $24,714  $24,820
 35,661     57,248  371,950   372,428  105,769   111,826   10,252      490     57,792    50,271      345    4,347
-----------------------------------------------------------------------------------------------------------------
$35,661    $57,248 $371,950  $372,428 $373,918  $378,785  $47,881  $10,782  $  57,792 $  50,271  $25,059  $29,167
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    Indexed Equity                                        International Equity
                         Fund                                                     Fund
Institutional  Institutional Institutional Institutional Institutional Institutional Institutional Institutional
    Class      Service Class     Class     Service Class     Class     Service Class     Class     Service Class
-------------  ------------- ------------- ------------- ------------- ------------- ------------- -------------
     Six months ended                Year ended               Six months ended               Year ended
       June 30, 1998                    1997                    June 30, 1998                   1997
----------------------------------------------------------------------------------------------------------------
    7,897           579         12,006          404            850            3          1,051       14
      --            --           1,180           16            --           --           1,247        7
----------------------------------------------------------------------------------------------------------------
    7,897           579         13,186          420            850            3          2,298       21
   (3,100)         (125)        (6,821)        (187)          (675)          (6)        (2,721)     (28)
----------------------------------------------------------------------------------------------------------------
    4,797           454          6,365          233            175           (3)          (423)      (7)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                         Bond                                                 Indexed Bond
                         Fund                                                     Fund
Institutional  Institutional Institutional Institutional Institutional Institutional Institutional Institutional
    Class      Service Class     Class     Service Class     Class     Service Class     Class     Service Class
-------------  ------------- ------------- ------------- ------------- ------------- ------------- -------------
     Six months ended                Year ended               Six months ended               Year ended
       June 30, 1998                    1997                    June 30, 1998                   1997
----------------------------------------------------------------------------------------------------------------
      890           251            944           67          3,802           79          2,458      131
      --            --           1,129            9            --           --             710       17
----------------------------------------------------------------------------------------------------------------
      890           251          2,073           76          3,802           79          3,168      148
   (2,875)          (60)        (1,737)         (86)        (1,201)         (33)        (2,590)    (130)
----------------------------------------------------------------------------------------------------------------
   (1,985)          191            336          (10)         2,601           46            578       18
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                    Short-Term Bond
                         Fund
Institutional  Institutional Institutional Institutional
    Class      Service Class     Class     Service Class
-------------  ------------- ------------- -------------
     Six months ended                Year ended
       June 30, 1998                    1997
---------------------------------------------------------------
      650            18          1,988           82
      --            --             331           10
---------------------------------------------------------------
      650            18          2,319           92
   (1,355)          (43)        (3,450)         (73)
---------------------------------------------------------------
     (705)          (25)        (1,131)          19
---------------------------------------------------------------
---------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

================================================================================
OFFICERS AND DIRECTORS

Stephen C. Roussin
Chairman and Director

Patrick G. Boyle
Director

Lawrence Glacken
Director

Robert P. Mulhearn
Director

Susan B. Kerley
Director

Linda M. Livornese
President

Jefferson C. Boyce
Senior Vice President

Robert Fenster
Vice President

Richard Zuccaro
Tax Vice President

Anthony W. Polis
Treasurer

Sara L. Badler
Secretary

MANAGER
MainStay Management, Inc.

SUB-ADVISERS
New York Life Insurance Company
MacKay-Shields Financial Corporation
Monitor Capital Advisors, Inc.


DISTRIBUTOR
NYLIFE Distributors Inc.

TRANSFER AGENT
MainStay Shareholder Services Inc.

CUSTODIAN
The Bank of New York

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

LEGAL COUNSEL
Dechert Price & Rhoads




The financial information included herein is taken from the records of the Fund without examination by the Fund's independent accountants who do not express an opinion thereon.

[GRAPHIC]
--------------------------------------------------------------------------------

     [LOGO]
  MAINSTAY(R)
 INSTITUTIONAL
   FUNDS INC.



This is a copy of a report by MainStay Institutional Funds Inc. to the shareholders. Distribution of this report to persons other than these shareholders is authorized only when accompanied or preceded by a current prospectus. This report does not offer for sale or solicit orders to buy any securities.

Sub-Advisers:
New York Life Insurance Company
MacKay-Shields Financial Corporation
Monitor Capital Advisors, Inc.






This semiannual report is also available in Spanish.
Please call 800-695-2126 to obtain a copy.









Distributed by NYLIFE Distributors Inc., member NASD,
300 Interpace Parkway, Building A, 2nd Floor, Parsippany, NJ 07054



NYLIFE Distributors Inc. is an indirect wholly owned  NEW
subsidiary of New York Life Insurance Company.        YORK
                                                      LIFE   [LOGO]


02-010-0698

--------------------------------------------------------------------------------

[GRAPHIC]
--------------------------------------------------------------------------------


                                     [LOGO]
                                  MAINSTAY(R)
                                 INSTITUTIONAL
                                   FUNDS INC.



                                  MONEY MARKET

                                      FUND


                                      1998

                                   SEMIANNUAL

                                     REPORT


                             Unaudited June 30, 1998


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     TABLE OF CONTENTS

     Chairman's Letter  2


     Portfolio Manager Interview & Comments  3


     Financial Statements  7


     Note 1 Organization and Business  14


     Note 2 Significant Accounting Policies  14


     Note 3 Fees and Related Party Policies  15


     Note 4 Line of Credit  16


     Note 5 Capital Share Transactions  16


--------------------------------------------------------------------------------

CHAIRMAN'S LETTER

================================================================================

REPORT TO SHAREHOLDERS FOR THE SIX MONTHS
ENDED JUNE 30, 1998

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds generally performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period, presenting investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and probably can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

Coping with volatility

One aspect of investing that concerns many investors is volatility--or rapid changes in the price of securities over short periods of time. While the level of volatility investors experience may vary across asset classes and market sectors, no investor is entirely immune to changes in prices, yields, or total returns.

Diversification is viewed as a way to help spread risk and may help investors reduce their exposure to volatile market sectors. Even in periods of extreme volatility, maintaining steady diversification guidelines and a long-term focus can help investors avoid shifting assets too often, possibly missing as many opportunities as they may gain.

Improved support

MainStay Institutional Funds is pleased to report that our Marketing Directors are now located in our corporate headquarters. This move gives them greater access to our portfolio managers, more support from our corporate offices, and a more fluid exchange of ideas on how to better assist you, our institutional clients.

This semiannual report explains the performance and holdings of your MainStay Institutional Fund, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by endeavoring to provide the information, selection, and service you need to make sound investment decisions.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998

================================================================================
* The "S&P 500(R)" is a registered trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

MONEY MARKET FUND
================================================================================

================================================================================
               MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o Domestic bond markets were influenced by Asian economic contractions, a solid U.S. economy, and relatively tame inflation during the first six months of 1998.

o During the reporting period, short-term rates remained low and the yield curve continued to flatten, particularly during the second quarter, when 30-year Treasury yields reached all-time lows.

o    Commercial paper underperformed during the reporting period.

o    As demand for floating-rate notes increased, prices also increased.


================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o One-year total returns of 5.34% and 5.08% for Institutional Class and Service Class shares, respectively, as of 6/30/98.

o The Fund benefited by purchasing longer-maturity securities in the beginning of the year, but found few yield-curve opportunities later in the first half of the year.

o Both share classes underperformed the average Lipper* institutional money market fund, which returned 2.64% for the six months ended 6/30/98.


During the first half of 1998, the domestic bond markets were largely influenced by world events. Economic contractions in Asian markets, including Japan, may have caused difficulties in markets from Latin America to Russia and China. One positive outcome has been relatively tame inflation, keeping the Federal Reserve from adjusting domestic interest rates. As a result, interest rates in general have remained within a relatively narrow range, with money market rates relatively stable during the reporting period.

With 30-year Treasury yields declining to all-time lows in the second quarter, the yield curve flattened substantially during the reporting period. The average maturity of most money market funds remained approximately 57 to 58 days for most of the first half of 1998.

Given this context, how did the MainStay Institutional Money Market Fund perform in the first six months of 1998?

For the six months ended 6/30/98, the MainStay Institutional Money Market Fund returned 2.60% and 2.47% for Institutional Class shares and Service Class shares, respectively. Both share classes underperformed the average Lipper institutional money market fund, which returned 2.64% for the first half of 1998.


--------------------------------------------------------------------------------
Inflation An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Yield curve When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.
--------------------------------------------------------------------------------

================================================================================
* Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

================================================================================


What were the primary reasons why the Fund underperformed its peers?

With interest rates and bond prices moving in a very narrow range, and the yield curve flattening somewhat, there were few opportunities to benefit from changes in duration during the reporting period. The Fund offset the flattening somewhat by purchasing longer-maturity securities in the beginning of the year. However, the Fund was hurt by the yield curve as the year wore on and it became increasingly difficult to pick up yield through lengthening the portfolio's duration.

What was the Fund's average weighted maturity during the reporting period?

The average weighted maturity ranged from 50 to 76 days, with the target range being 60 to 65 days. As of June 30, 1998, the average stood at 57 days. The Fund was short of its target at the end of the first half of the year, because the Fund purchased some short-maturity paper that was offered at attractive prices due to quarter-end balance sheet pressures.

What were the Fund's most significant purchases during the first half of 1998?

We purchased some corporate bonds and notes for the Fund during the reporting period. They were significant because they had longer maturities and higher yields than other securities the Fund owned.

Were there any significant sales during the reporting period?

No. Most of the Fund's securities were held to maturity.

Which securities contributed most significantly to the Fund's performance?

During the reporting period, the Fund's corporate positions and floating-rate securities contributed most to the Fund's performance.

Which securities were the worst performers?

Commercial paper was the worst-performing category for the Fund during the reporting period. Even so, we anticipate that it will continue to make up an important part of the Fund as long as it provides liquidity, which is important for a money market fund. The Fund's investments also focused on high-quality domestic issues, which tended to carry slightly higher prices than foreign issues. As of the end of June, we were comfortable with this approach, because we did not believe that taking on additional risk would be generally advantageous for the Fund's investors. We will continue to monitor the credit quality of the securities held in the Fund's portfolio.

What do you believe was the best decision you made for the Fund during the reporting period?

We believe our best decision was extending the duration of the Fund's portfolio early in the year, before the yield curve flattened. That helped the Fund pick up yield and positioned it positively for the first quarter of 1998.

Were there decisions that didn't work out as well?

When the Fund's domestic floating-rate securities matured, we didn't replace them as quickly as we might have, believing that the prices were somewhat expensive at the time, particularly given the uncertainty surrounding Asia. Unfortunately, the prices have not declined, so our decision placed the Fund at a slight disadvantage. During the second half of the year, we may seek to increase the Fund's position in floating-rate securities.


--------------------------------------------------------------------------------
Duration A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

Commercial paper Short-term obligations with maturities ranging from 2 to 270 days, issued by banks, corporations, and other borrowers to investors with temporarily idle cash.
--------------------------------------------------------------------------------

================================================================================

Are there segments of the market where the Fund was overweighted or underweighted as of June 30, 1998?

Yes. At the end of the first half of the year the Fund was overweighted in corporate securities and underweighted in floating-rate and asset-backed securities. Since both of these sectors had strong performance, the overweighting in corporates helped the Fund, while the underweighted positions have had a negative impact on performance.

What is your outlook going forward?

For the remainder of the year, we believe the environment may be similar to the first half of the year. We don't expect the Federal Reserve Board to take much action in moving interest rates. If short-term rates remain relatively stable, we will seek to increase the Fund's floating-rate security positions and continue to focus on high-quality, domestic commercial paper. As long as the yield curve remains relatively flat, we see few opportunities to increase yield through duration plays and will continue to focus on incremental opportunities as they arise in the money markets.

Whatever happens, the Fund will seek to provide a high level of current income while preserving capital and maintaining liquidity.

David Clement
Portfolio Manager


--------------------------------------------------------------------------------
Weighting/Overweighted The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.
--------------------------------------------------------------------------------





================================================================================
 Past performance is no guarantee of future results.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              MONEY MARKET FUND VS
                LIPPER INSTITUTIONAL MONEY MARKET AVERAGE INDEX

                           INSTITUTIONAL CLASS SHARES
================================================================================

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


   Year         Money Market Fund        Average Lipper
   ----         -----------------        --------------
1/2/91          10,000                   10,000
91              10,595                   10,599
92              10,983                   10,972
93              11,300                   11,294
94              11,738                   11,745
95              12,399                   12,419
96              13,032                   13,058
97              13,720                   13,752
6/30/98         14,076                   14,114


                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                          MONEY MARKET FUND VS
                LIPPER INSTITUTIONAL MONEY MARKET AVERAGE INDEX

                              SERVICE CLASS SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================


                Money Market Fund
                Service                  Average Lipper
                -----------------        --------------
1/2/91          10,000                   10,000
91              10,595                   10,599
92              10,983                   10,972
93              11,300                   11,294
94              11,738                   11,745
95              12,379                   12,419
96              12,972                   13,055
97              13,630                   13,752
6/30/98         13,967                   14,114


o Money Market Fund -- Lipper Institutional Money Market Average Index
Source: Lipper Analytical Services, Inc.

These graphs assume a $10,000 investment made on 1/2/91.


                                                   Total Return*               SEC Average Annual Total Return*
PERFORMANCE                                     as of June 30, 1998                   as of June 30, 1998
---------------------------------------------------------------------------------------------------------------------
                                                    Year to Date         One Year       Five Year    Since Inception
---------------------------------------------------------------------------------------------------------------------
Money Market Fund Institutional Class+                 2.60%               5.34%          4.79%           4.66%
Money Market Fund Service Class+                       2.47%               5.08%          4.63%           4.55%
Average Lipper Institutional Money Market Fund         2.64%               5.40%          4.90%           4.76%


YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           Institutional Class Shares

                                              Total Return
            Year end                               %*
            --------                          ------------
              1991                                5.95
              1992                                3.66
              1993                                2.89
              1994                                3.88
              1995                                5.63
              1996                                5.11
              1997                                5.27
              1998 (as of 6/30/98)                2.60



================================================================================
Portfolio Composition
(% of net assets as of June 30, 1998)

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Commercial Paper                                                        64.20%
Medium-Term Notes                                                       12.66%
Bank Notes                                                               2.84%
Other                                                                   20.19%
Cash, Equivalents &
  Other Assets                                                           0.11%++

================================================================================


================================================================================
TOP 10 HOLDINGS
(% of net assets as of June 30, 1998)

--------------------------------------------------------------------------------

 1. Society of New York Hospital Fund, Inc.                                4.54%
 2. Sears Roebuck Acceptance Corp.                                         3.61%
 3. Wood Street Funding Corp.                                              3.59%
 4. Whiting Indiana Industrial Sewage &
    Solid Waste Disposal                                                   3.56%
 5. Fortune Brands Inc.                                                    3.56%
 6. Ford Motor Credit Co.                                                  3.55%
 7. Morgan Stanley, Dean Witter, Discover & Co.                            3.55%
 8. Salomon Smith Barney Holdings Inc.                                     3.55%
 9. General Electric Capital Corp.                                         3.54%
10. Holy Cross Health System                                               3.54%

================================================================================

================================================================================
TOP 5 INDUSTRY
HOLDINGS
(% of net assets as of June 30, 1998)
--------------------------------------------------------------------------------

1. Special Purpose Finance                                                14.74%
2. Brokerage                                                              12.00%
3. Auto Manufacturing                                                     10.81%
4. Banks                                                                  10.65%
5. Retail                                                                  6.80%

Average Maturity                                                         57 Days
(as of 6/30/98)


================================================================================

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

     The Money Market Fund--Institutional Class had a 7-day effective yield of 5.30% and a 7-day current yield of 5.17%, both as of 6/30/98. The Money Market Fund--Service Class had a 7-day effective yield of 5.04% with a 7-day current yield of 4.92%, both as of 6/30/98. These yields reflect certain expense limitations. Had certain expenses not been limited, the 7-day effective yield and the 7-day current yield would have been 5.18% and 5.06%, respectively, for the Institutional Class and 4.92% and 4.81%, respectively, for the Service Class. These expense limitations are voluntary and may be terminated or revised at any time.

     Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

++   Adjusted for liabilities.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

SHORT-TERM
INVESTMENTS (99.9%)+

                                                       PRINCIPAL   AMORTIZED
                                                        AMOUNT        COST

                    ----------------------------------------------------------
ASSET-BACKED SECURITY (2.8%)
Asset-Backed Securities Investment Trust
 Series 1997-E Class N
 5.66%, due 8/17/98 (a)(b)(d)........................ $ 7,900,000 $  7,900,000
                                                                  ------------
BANK NOTES (2.8%)
Comerica Bank Detroit, Michigan
 5.56%, due 7/22/98 (b)(d)...........................   3,000,000    2,999,900
LaSalle National Bank Chicago
 5.71%, due 7/27/98 (d)..............................   5,000,000    5,000,486
                                                                  ------------
                                                                     8,000,386
                                                                  ------------
CERTIFICATES OF DEPOSIT (2.8%)
Societe Generale Bank New York
 5.71%, due 8/25/98 (b)(d)...........................   5,000,000    4,999,564
Swiss Bank Corp. New York
 5.69%, due 1/7/99 (d)...............................   2,750,000    2,749,013
                                                                  ------------
                                                                     7,748,577
                                                                  ------------
COMMERCIAL PAPER (64.2%)
American General Finance Corp.
 5.49%, due 7/2/98...................................   9,000,000    8,998,628
Bear Stearns Cos. Inc.
 5.52%, due 7/13/98..................................   8,000,000    7,985,280
Cogentrix of Richmond Inc.
 5.60%, due 7/10/98..................................   4,144,000    4,138,198
Countrywide Home Loans Inc.
 5.56%, due 8/18/98..................................  10,000,000    9,925,867
Delaware Funding Corp.
 5.58%, due 8/25/98 (a)..............................   2,081,000    2,063,259
Duke Capital Corp.
 6.00%, due 7/6/98 (a)...............................   2,000,000    1,998,333
Ford Motor Credit Co.
 5.51%, due 7/15/98..................................  10,000,000    9,978,572
Fortune Brands Inc.
 5.50%, due 7/6/98...................................  10,000,000    9,992,361
General Electric Capital Corp.
 5.51%, due 8/3/98...................................  10,000,000    9,949,492
General Motors Acceptance Corp.
 5.57%, due 7/8/98...................................     120,000      119,870
Holy Cross Health System
 5.57%, due 8/13/98..................................  10,000,000    9,933,469
Massachusetts College of Pharmacy & Allied
 Health Sciences
 5.54%, due 7/24/98..................................   5,000,000    4,982,303
 5.55%, due 7/1/98...................................   2,994,000    2,994,000
 5.55%, due 8/20/98..................................   5,000,000    4,961,458

--------
+ Percentages indicated are based on Fund net assets.

                                                        PRINCIPAL   AMORTIZED
                                                         AMOUNT        COST

                    -----------------------------------------------------------
COMMERCIAL PAPER (Continued)
Morgan Stanley, Dean Witter, Discover & Co.
 5.75%, due 7/6/98.................................... $ 1,026,000 $  1,025,181
 6.25%, due 7/1/98....................................   9,974,000    9,974,000
Remsen Funding Corp.
 5.65%, due 7/31/98 (a)...............................   6,710,000    6,678,407
Riverwoods Funding Corp.
 5.51%, due 7/10/98...................................   5,000,000    4,993,113
Salomon Smith Barney Holdings Inc.
 5.48%, due 7/23/98...................................  10,000,000    9,966,511
Sears Roebuck Acceptance Corp.
 5.57%, due 8/5/98 (d)................................  10,130,000   10,130,000
Society of New York Hospital Fund Inc.
 5.57%, due 8/31/98...................................  12,875,000   12,753,579
Texaco Inc.
 5.51%, due 7/29/98...................................   8,000,000    7,965,716
Toys "R' Us Inc.
 5.50%, due 7/1/98....................................   8,966,000    8,966,000
Windmill Funding Corp.
 5.53%, due 7/8/98 (a)................................   7,560,000    7,551,871
Wood Street Funding Corp.
 5.55%, due 7/20/98 (a)...............................  10,097,000   10,067,424
 5.65%, due 8/7/98 (a)................................   2,141,000    2,128,567
                                                                   ------------
                                                                    180,221,459
                                                                   ------------
CORPORATE BONDS (1.9%)
Fleet Financial Group Inc.
 6.00%, due 10/26/98 (d)..............................   1,000,000    1,000,165
Iowa & Illinois Gas & Electric Co.
 5.05%, due 10/15/98 (d)..............................   1,500,000    1,497,023
Northern States Power Minnesota
 5.50%, due 2/1/99 (d)................................   2,820,000    2,818,226
                                                                   ------------
                                                                      5,315,414
                                                                   ------------
CORPORATE NOTES (6.0%)
Associates Corp. of North America
 6.00%, due 3/15/99 (d)...............................   1,345,000    1,347,197
Chrysler Financial Corp.
 5.63%, due 1/15/99 (d)...............................   1,770,000    1,769,220
Deere (John) Capital Corp.
 6.00%, due 2/1/99 (d)................................   2,025,000    2,029,423
Eaton Corp.
 6.37%, due 4/1/99 (d)................................   5,000,000    5,020,764
Greyhound Financial
 6.75%, due 3/25/99 (d)...............................   1,000,000    1,005,635
Lehman Brothers Holdings Inc.
 8.37%, due 2/15/99 (d)...............................   2,000,000    2,030,149
 8.87%, due 11/1/98 (d)...............................   1,675,000    1,691,342
Merrill Lynch & Co. Inc.
 6.37%, due 3/30/99 (d)...............................   1,000,000    1,004,350
NationsBank Corp.
 5.12%, due 9/15/98 (d)...............................   1,000,000      998,787
                                                                   ------------
                                                                     16,896,867
                                                                   ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
                    (CONTINUED)
June 30, 1998 (Unaudited)

SHORT-TERM
INVESTMENTS (Continued)

                                                      PRINCIPAL    AMORTIZED
                                                       AMOUNT         COST

                    ----------------------------------------------------------
MEDIUM-TERM NOTES (12.7%)
Abbey National Treasury Services
 5.87%, due 12/22/98 (d)............................ $ 5,000,000  $  5,002,331
Air Products & Chemicals
 6.21%, due 3/17/99 (d).............................   2,750,000     2,759,573
Beneficial Corp. Series C
 9.72%, due 1/19/99 (d).............................   1,000,000     1,021,221
Caterpillar Financial Service Corp. Series E
 5.47%, due 12/15/98 (d)............................   6,535,000     6,527,267
 6.76%, due 1/15/99 (d).............................   1,000,000     1,004,599
Chrysler Financial Corp.
 Series Q
 5.28%, due 2/16/99 (d).............................   1,570,000     1,564,815
 Series L
 5.83%, due 9/16/98 (d).............................   3,000,000     3,000,381
 Series P
 6.12%, due 11/30/98 (d)............................   1,000,000     1,001,543
General Motors Acceptance Corp.
 5.87%, due 1/12/99 (d).............................   2,000,000     2,000,752
 6.05%, due 10/9/98 (d).............................   1,000,000     1,000,832
 8.37%, due 2/3/99 (d)..............................   1,100,000     1,115,650
Norwest Corp. Series G
 6.00%, due 10/13/98 (d)............................   5,000,000     5,003,510
PepsiCo Inc.
 5.46%, due 7/1/98 (c)(d)...........................   4,550,000     4,550,000
                                                                  ------------
                                                                    35,552,474
                                                                  ------------
MUNICIPAL BONDS (6.7%)
West Baton Rouge Parish
 State of Louisiana
 5.59%, due 8/10/98 (a)(c)(d).......................   8,800,000     8,800,000
Whiting Indiana Industrial Sewage & Solid Waste
 Disposal
 5.59%, due 9/8/98 (c)(d)...........................  10,000,000    10,000,000
                                                                  ------------
                                                                    18,800,000
                                                                  ------------
Total Short-Term Investments
 (Amortized Cost
 $280,435,177) (e)..................................        99.9%  280,435,177
Cash and Other Assets,
 Less Liabilities...................................         0.1       303,779
                                                     -----------  ------------
Net Assets..........................................       100.0% $280,738,956
                                                     ===========  ============

--------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at June 30, 1998.
(c) Variable rate. Rate shown is the rate in effect at June 30, 1998.
(d) Coupon interest bearing security.
(e) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                           AMORTIZED
                                                              COST     PERCENT +
                      ----------------------------------------------------------
Auto Manufacturing....................................... $ 30,351,635    10.8%
Banks....................................................   29,891,725    10.7
Brokerage................................................   33,676,814    12.0
Capital Goods............................................    7,531,866     2.7
Chemicals................................................    2,759,573     1.0
Commercial Banks.........................................    2,749,013     1.0
Conglomerates............................................    9,949,492     3.5
Consumer Financial Services..............................   10,345,824     3.7
Consumer Products........................................    9,992,361     3.6
Diversified Financial Services...........................    6,007,966     2.1
Diversified Manufacturing................................    5,020,764     1.9
Domestic Oil.............................................   17,965,716     6.4
Education................................................    7,976,303     2.8
Finance..................................................    4,050,809     1.4
Industrial...............................................    4,550,000     1.6
Medical-Hospitals........................................   14,894,928     5.3
Mortgage Banks...........................................    9,925,867     3.5
National Commercial Banks................................    6,002,297     2.1
Retail...................................................   19,096,000     6.8
Special Purpose Finance..................................   41,382,641    14.7
Utilities-Electric.......................................    6,313,583     2.3
                                                          ------------   -----
                                                           280,435,177    99.9
Cash and Other Assets, Less Liabilities..................      303,779     0.1
                                                          ------------   -----
Net Assets............................................... $280,738,956   100.0%
                                                          ============   =====

--------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.
MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES       STATEMENT OF OPERATIONS
As of June 30, 1998 (Unaudited)           For the six months ended June 30,
                                          1998 (Unaudited)

ASSETS:
 Investment in securities, at value (amortized cost
  $280,435,177).................................................. $280,435,177
 Cash............................................................          969
 Interest receivable.............................................    1,558,847
                                                                  ------------
   Total assets..................................................  281,994,993
                                                                  ------------
LIABILITIES:
 Payables:
 MainStay Management.............................................       45,133
 Custodian.......................................................       12,567
 Transfer agent..................................................        3,076
 Accrued expenses................................................       59,616
 Dividend payable................................................    1,135,645
                                                                  ------------
   Total liabilities.............................................    1,256,037
                                                                  ------------
 Net assets...................................................... $280,738,956
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 12 billion shares authorized
 Institutional Class............................................. $    193,490
 Institutional Service Class.....................................       87,253
 Additional paid-in capital......................................  280,462,543
 Accumulated net realized loss
  on investments.................................................       (4,330)
                                                                  ------------
 Net assets...................................................... $280,738,956
                                                                  ============
Institutional Class
 Net assets applicable to outstanding shares..................... $193,485,972
                                                                  ============
 Shares of capital stock outstanding.............................  193,490,302
                                                                  ============
 Net asset value per share outstanding........................... $       1.00
                                                                  ============
Institutional Service Class
 Net assets applicable to outstanding shares..................... $ 87,252,984
                                                                  ============
 Shares of capital stock outstanding.............................   87,252,984
                                                                  ============
 Net asset value per share outstanding........................... $       1.00
                                                                  ============

INVESTMENT INCOME:
 Income:
 Interest........................................................... $7,715,169
                                                                     ----------
 Expenses:
 Management.........................................................    678,166
 Service............................................................     91,295
 Shareholder communication..........................................     81,489
 Registration.......................................................     30,564
 Professional.......................................................     25,823
 Transfer agent.....................................................     17,303
 Custodian..........................................................     15,407
 Directors..........................................................      3,205
 Miscellaneous......................................................      8,849
                                                                     ----------
   Total expenses before
    reimbursement...................................................    952,101
 Expense reimbursement from Manager.................................   (182,640)
                                                                     ----------
   Net expenses.....................................................    769,461
                                                                     ----------
 Net investment income..............................................  6,945,708
                                                                     ----------
REALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments...................................         62
                                                                     ----------
 Net increase in net assets resulting from operations............... $6,945,770
                                                                     ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                        1998          1997
                                                    ------------  ------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income............................. $  6,945,708  $ 10,768,396
 Net realized gain (loss) on investments...........           62          (497)
                                                    ------------  ------------
 Net increase in net assets resulting from
  operations.......................................    6,945,770    10,767,899
                                                    ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income:
  Institutional Class..............................   (5,141,118)   (8,228,621)
  Institutional Service Class......................   (1,804,590)   (2,539,775)
 From net realized gain on investments:
  Institutional Class..............................          --         (2,265)
  Institutional Service Class......................          --           (742)
                                                    ------------  ------------
   Total dividends and distributions to
    shareholders...................................   (6,945,708)  (10,771,403)
                                                    ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares:
  Institutional Class..............................  123,853,809   383,541,801
  Institutional Service Class......................   45,517,718    90,078,559
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
  Institutional Class..............................    5,164,575     7,733,123
  Institutional Service Class......................    1,749,718     2,386,943
                                                    ------------  ------------
                                                     176,285,820   483,740,426
 Cost of shares redeemed:
  Institutional Class.............................. (125,851,347) (311,712,755)
  Institutional Service Class......................  (24,242,703)  (62,901,724)
                                                    ------------  ------------
  Increase in net assets derived from capital
   share transactions..............................   26,191,770   109,125,947
                                                    ------------  ------------
  Net increase in net assets.......................   26,191,832   109,122,443
NET ASSETS:
 Beginning of period...............................  254,547,124   145,424,681
                                                    ------------  ------------
 End of period..................................... $280,738,956  $254,547,124
                                                    ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                  INSTITUTIONAL
                                                    INSTITUTIONAL    SERVICE
                                                        CLASS         CLASS
                                                    ------------- -------------
                                                            SIX MONTHS
                                                               ENDED
                                                          JUNE 30, 1998*
                                                    ---------------------------

Net asset value at beginning of period.............   $   1.00       $  1.00
                                                      --------       -------
Net investment income..............................       0.05          0.05
                                                      --------       -------
Less dividends and distributions:
From net investment income.........................      (0.05)        (0.05)
From net realized gain on investments..............        --            --
                                                      --------       -------
Total dividends and distributions..................      (0.05)        (0.05)
                                                      --------       -------
Net asset value at end of period...................   $   1.00       $  1.00
                                                      ========       =======
Total investment return (b) .......................       2.60%         2.47%
Ratios (to average net assets)/Supplemental Data:
 Net investment income.............................       5.19%+        4.94%+
 Net expenses......................................       0.50%+        0.75%+
 Expenses (before reimbursement)...................       0.63%+        0.88%+
Net assets at end of period (in 000's).............   $193,486       $87,253

--------
 * Unaudited.
 + Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

                INSTITUTIONAL                 INSTITUTIONAL               INSTITUTIONAL
INSTITUTIONAL      SERVICE      INSTITUTIONAL    SERVICE    INSTITUTIONAL    SERVICE     INSTITUTIONAL
    CLASS           CLASS           CLASS         CLASS         CLASS         CLASS          CLASS
-------------   -------------   ------------- ------------- ------------- ------------- ----------------
                                      YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------------------------------
           1997                            1996                        1995              1994     1993
-----------------------------   --------------------------- --------------------------- -------  -------

  $   1.00        $   1.00        $   1.00      $   1.00      $   1.00      $   1.00    $  1.00  $  1.00
  --------        --------        --------      --------      --------      --------    -------  -------
      0.05            0.05            0.05          0.05          0.05          0.05       0.04     0.03
  --------        --------        --------      --------      --------      --------    -------  -------
     (0.05)          (0.05)          (0.05)        (0.05)        (0.05)        (0.05)     (0.04)   (0.03)
     (0.00)(a)       (0.00)(a)         --            --            --            --         --       --
  --------        --------        --------      --------      --------      --------    -------  -------
     (0.05)          (0.05)          (0.05)        (0.05)        (0.05)        (0.05)     (0.04)   (0.03)
  --------        --------        --------      --------      --------      --------    -------  -------
  $   1.00        $   1.00        $   1.00      $   1.00      $   1.00      $   1.00    $  1.00  $  1.00
  ========        ========        ========      ========      ========      ========    =======  =======
      5.27%           5.01%           5.11%         4.85%         5.63%         5.46%      3.88%    2.89%
      5.18%           4.93%           5.00%         4.75%         5.48%         5.23%      3.89%    2.85%
      0.50%           0.75%           0.50%         0.75%         0.50%         0.75%      0.50%    0.45%
      0.61%           0.86%           0.67%         0.92%         0.73%         0.98%      0.68%    0.67%
  $190,319        $ 64,228        $110,760      $ 34,664      $ 67,869      $  2,784    $65,106  $75,832

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
-------------------------------------------------------------------------------
NOTE 1--Organization and Business:
-------------------------------------------------------------------------------

MainStay Institutional Funds Inc. (the "Company") was incorporated in the state of Maryland on September 21, 1990 and commenced operations on January 2, 1991. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, ("Investment Company Act"). As of June 30, 1998 the Company has eleven separate investment portfolios (collectively referred to as the "Funds"). These financial statements and notes relate only to the Company's Money Market Fund (the "Fund").

  The Fund currently offers two classes of shares as follows: Institutional Class shares and Institutional Service Class shares. The Company has adopted a Shareholder Services Plan with respect to the Institutional Service Class of the Fund. The Institutional Class shares and Institutional Service Class shares are substantially the same, except that the Institutional Service Class shares bear the fees payable under the Shareholder Services Plan at an annual rate of 0.25% of the average daily net assets of the outstanding Institutional Service Class shares ("Shareholder Service Fee"). The distribution of Institutional Service Class shares commenced on January 1, 1995.

  The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.


-------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
-------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so.

SECURITIES VALUATION. Securities are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are recorded on the ex-dividend date. Dividends are declared daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities.

EXPENSES. Expenses with respect to any two or more Funds are allocated in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

  The investment income and expenses (other than expenses incurred under the Shareholder Services Plan), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

-------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
-------------------------------------------------------------------------------

                                      (A)

MANAGER AND SUB-ADVISER. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as manager and provides management services to the Company under a Management Agreement. New York Life serves as sub-adviser to the Fund under a Sub-Advisory agreement with the Manager.

  The Company, on behalf of the Fund, pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.50% of the average daily net assets of the Fund. The Manager voluntarily agreed to assume the portion of the Fund's operating expenses for the six months ended June 30, 1998, to the extent the expenses (excluding service fees) on an annualized basis exceeded 0.50% of the average daily net assets of the Fund.

  Pursuant to the terms of the Sub-Advisory Agreement between the Manager and New York Life, the Manager pays New York Life a monthly fee at an annual rate of 0.10% of the average daily net assets of the Fund.

  In connection with the voluntary expense limitation, the Manager assumed $182,640 for the six months ended June 30, 1998.

  This voluntary expense limitation will remain in effect through December 31, 1998, after which it may be terminated or revised at anytime.

SERVICE FEES. In accordance with the Shareholder Services Plan, New York Life has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to Institutional Service Class shareholders. For its services, New York Life is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Institutional Service Class of the Fund.

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services, Inc. ("MSS"), an indirect wholly-owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS"), by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1998, BFDS acted as transfer, dividend disbursing and shareholder servicing agent. Transfer agent expense paid to MSS for the period May 1, 1998 through June 30, 1998 amounted to $6,152.

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor Capital or NYLIFE Distributors, are paid an annual fee of $24,000 and $1,000 for each Board of Directors and Committee meeting attended plus reimbursement for travel and out-of-pocket expenses.

CAPITAL. The Fund has been advised that at June 30, 1998 affiliates of New York Life owned a significant number of shares of the Fund with a market value of $138,546,602.

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Fund. For the six months ended June 30, 1998, these fees amounted to $7,484.

--------------------------------------------------------------------------------
NOTE 4--Line of Credit:
--------------------------------------------------------------------------------

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no borrowing on this line of credit at June 30, 1998.

--------------------------------------------------------------------------------
NOTE 5--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------


                         Institutional Institutional Institutional Institutional
                             Class     Service Class     Class     Service Class
                         ------------- ------------- ------------- -------------
                              Six months ended               Year ended
                                June 30, 1998                   1997
                         -------------------------------------------------------
Shares sold.............    123,854        45,518       383,542        90,079
Shares issued in rein-
 vestment of dividends
 and distributions......      5,164         1,750         7,733         2,387
                           --------       -------      --------       -------
                            129,018        47,268       391,275        92,466
Shares redeemed.........   (125,851)      (24,243)     (311,713)      (62,902)
                           --------       -------      --------       -------
Net increase............      3,167        23,025        79,562        29,564
                           ========       =======      ========       =======

OFFICERS AND DIRECTORS
Stephen C. Roussin
Chairman and Director

Patrick G. Boyle
Director

Lawrence Glacken
Director

Robert P. Mulhearn
Director

Susan B. Kerley
Director

Linda M. Livornese
President

Jefferson C. Boyce
Senior Vice President

Robert Fenster
Vice President

Richard Zuccaro
Tax Vice President

Anthony W. Polis
Treasurer

Sara L. Badler
Secretary

MANAGER
MainStay Management, Inc.

SUB-ADVISER
New York Life Insurance Company

DISTRIBUTOR
NYLIFE Distributors Inc.

TRANSFER AGENT
MainStay Shareholder Services Inc.

CUSTODIAN
The Bank of New York

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

LEGAL COUNSEL
Dechert Price & Rhoads

The financial information included herein is taken from the records of the Fund without examination by the Fund's independent accountants who do not express an opinion thereon.

[GRAPHIC]
--------------------------------------------------------------------------------

     [LOGO]
  MAINSTAY(R)
 INSTITUTIONAL
   FUNDS INC.



This is a copy of a report by MainStay Institutional Funds Inc. to the Money Market Fund shareholders. Distribution of this report to persons other than these shareholders is authorized only when accompanied or preceded by a current MainStay Institutional Funds Inc. prospectus. This report does not offer for sale or solicit orders to buy any securities.

Sub-Adviser:
New York Life Insurance Company








This semiannual report is also available in Spanish. Please call 800-695-2126 to obtain a copy.









Distributed by NYLIFE Distributors Inc., member NASD,
300 Interpace Parkway, Building A, 2nd Floor, Parsippany, NJ 07054



NYLIFE Distributors Inc. is an indirect wholly owned   NEW
subsidiary of New York Life Insurance Company.         YORK
                                                       LIFE   [LOGO]


02-020-0698


--------------------------------------------------------------------------------